UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-04550

THE MAINSTAY FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay Candriam Emerging Markets Debt Fund

Message from the President and Annual Report
October 31, 2022
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Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	6/1/1998	-28.31%	-5.09%	-0.88%	1.32%
		Excluding sales charges		-24.93	-4.21	-0.42	1.32
Investor Class Shares[3]	Maximum 4% Initial Sales Charge	With sales charges	2/28/2008	-28.26	-5.39	-1.13	1.70
		Excluding sales charges		-25.27	-4.51	-0.67	1.70
Class B Shares[4]	Maximum 5% CDSC	With sales charges	6/1/1998	-29.38	-5.57	-1.42	2.45
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-25.85	-5.25	-1.42	2.45
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	-26.61	-5.25	-1.41	2.45
	if Redeemed Within One Year of Purchase	Excluding sales charges		-25.90	-5.25	-1.41	2.45
Class I Shares	No Sales Charge		8/31/2007	-24.75	-3.95	-0.15	1.06

1.	Prior to February 28, 2017, the Fund's primary investment strategies were changed. Effective June 21, 2019, the Fund replaced its prior subadvisor and modified its investment objective and principal investment strategies. The performance in the graph and table prior to those dates reflects its prior subadvisor's, investment objective and principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
JPMorgan EMBI Global Diversified Index[1]	-24.19%	-2.66%	1.01%
Morningstar Emerging Markets Bond Category Average[2]	-21.77	-2.75	-0.59

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The JPMorgan EMBI Global Diversified Index is the Fund’s primary broad-based securities market index for comparison purposes. The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.
2.	The Morningstar Emerging Markets Bond Category Average is representative of funds that invest more than 65% of their assets in foreign bonds from developing countries. The largest portion of the emerging-markets bond market comes from Latin America, followed by Eastern Europe. Africa, the Middle East, and Asia make up the rest. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Candriam Emerging Markets Debt Fund

Cost in Dollars of a $1,000 Investment in MainStay Candriam Emerging Markets Debt Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$878.80	$ 5.45	$1,019.41	$ 5.85	1.15%
Investor Class Shares	$1,000.00	$877.00	$ 7.43	$1,017.29	$ 7.98	1.57%
Class B Shares	$1,000.00	$873.20	$11.00	$1,013.46	$11.82	2.33%
Class C Shares	$1,000.00	$873.40	$11.00	$1,013.46	$11.82	2.33%
Class I Shares	$1,000.00	$880.30	$ 4.03	$1,020.92	$ 4.33	0.85%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of October 31, 2022 (Unaudited)
Mexico	8.6%
United States	7.1
United Arab Emirates	6.3
Saudi Arabia	5.4
Chile	4.8
Indonesia	4.7
Romania	4.5
Colombia	4.4
Brazil	3.3
Oman	3.2
South Africa	3.0
Qatar	2.9
Dominican Republic	2.9
Hungary	2.5
Croatia	2.4
Egypt	2.2
Azerbaijan	2.0
Angola	1.8
Bahrain	1.7
Philippines	1.7
Nigeria	1.6
Uruguay	1.5
Ecuador	1.4
Argentina	1.4
Ukraine	1.3
Paraguay	1.3%
Panama	1.3
El Salvador	1.0
Republic of the Congo	1.0
Gabon	0.9
Peru	0.9
Tunisia	0.8
Iraq	0.8
Ghana	0.7
Georgia	0.7
Venezuela	0.7
Poland	0.6
Mozambique	0.6
India	0.6
Cote D'Ivoire	0.6
Zambia	0.4
Bahamas	0.4
Sri Lanka	0.3
Senegal	0.3
Republic Of Serbia	0.2
Lebanon	0.2
Pakistan	0.1
Other Assets, Less Liabilities	3.0
100.0%
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	Mexico Government Bond, 2.659%-4.75%, due 1/21/26–4/19/71
2.	Chile Government Bond, 2.55%-4.34%, due 1/27/32–1/22/61
3.	Abu Dhabi Government Bond, 1.875%-3.875%, due 4/16/25–4/16/50
4.	Romanian Government Bond, 3.00%-6.00%, due 2/27/27–5/25/34
5.	Oman Government Bond, 4.875%-7.00%, due 2/1/25–1/25/51
6.	Colombia Government Bond, 3.125%-6.125%, due 2/26/24–5/15/49
7.	South Africa Government Bond, 4.30%-7.30%, due 9/16/25–4/20/52
8.	Qatar Government Bond, 3.40%-4.40%, due 4/16/25–4/16/50
9.	Dominican Republic Government Bond, 4.875%-5.95%, due 1/27/25–1/30/60
10.	Hungary Government Bond, 2.125%-3.125%, due 9/22/31–9/21/51

8	MainStay Candriam Emerging Markets Debt Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Diliana Deltcheva, CFA, and Christopher Mey, CFA, of Candriam, the Fund’s Subadvisor.
How did MainStay Candriam Emerging Markets Debt Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay Candriam Emerging Markets Debt Fund returned −24.75%, underperforming the −24.19% return of the Fund’s benchmark, the JPMorgan EMBI Global Diversified Index (the "Index"). Over the same period, Class I shares also underperformed the −21.77% return of the Morningstar Emerging Markets Bond Category Average.1
Were there any changes to the Fund during the reporting period?
Effective January 11, 2022, Magda Branet no longer served as a portfolio manager for the Fund. For more information see the prospectus supplement dated January 11, 2022.
What factors affected the Fund’s relative performance during the reporting period?
In the fourth quarter of 2021, emerging-market hard-currency debt optically declined only marginally, as flat Treasury returns, muted spread2 returns and asset class risks progressively rose during the quarter. In November, the discovery of a more contagious Omicron variant of the COVID-19 virus in South Africa accelerated a slight correction in the asset class. The U.S. Federal Reserve (the “Fed”) shifted to an explicitly hawkish stance during the quarter, and market expectations of a rate hike increased significantly. The main detractor from the Fund’s performance relative to the Index during the final two months of 2021 was overweight exposure to idiosyncratic high-yield credits, including Ghana, El Salvador, Ukraine and Venezuela. Underweight positions in rich U.S. Treasury-sensitive emerging-markets investment-grade credits, including Malaysia, Philippines and Qatar—which were supported by the Omicron-driven U.S. Treasury rally towards year end—also detracted from relative performance. The top contributions to the Fund’s relative performance came from underweight positions in distressed and/or nearing default debt of Belarus, Ethiopia and Sri Lanka, as well as overweight positions in Bahamas and Ecuador, which benefited from stabilization of debt sustainability risks. (Contributions take weightings and total returns into account.)
In the first quarter of 2022, emerging-market hard-currency debt posted one of its worst quarters on record as geopolitical risks rose sharply with the Russian invasion of Ukraine on February 24, 2022, adding to already-weak emerging-markets sentiment regarding developed-market monetary policy tightening and
Chinese regulatory activism. Both spread and U.S. Treasury returns rose on higher emerging-markets spreads: spread returns were up 31 basis points (“bps”) and 10-year U.S. Treasury yields were up 83 bps, amid more volatile core rates and emerging-markets risk premiums. (A basis point is one one-hundredth of a percentage point.) The Fund strongly outperformed the Index thanks to underweight positions in Belarus, Kazakhstan and Russia. An outright short 10-year U.S. Treasury futures position also bolstered relative performance, as 10-year U.S. Treasuries sold-off by 83 bps during the quarter. Overweight exposure to energy exporters, including Azerbaijan, Iraq, Nigeria and Venezuela also made positive contributions to relative performance, as oil rallied further following the implementation of Russian sanctions.
Emerging-market hard-currency debt delivered poor returns again in the second quarter of 2022.Tightening global liquidity related to the start of the developed-market central bank hiking cycle, together with surging inflation related to higher commodities prices, China’s “Zero-COVID” policies (which restricted goods supply) and the ongoing war in Ukraine (which pressured energy and agricultural prices) led to a material risky asset market correction. The Fund’s slight underperformance over the quarter (78 bps) was due to underweight exposure to defensive Chinese sovereign and quasi-sovereign debt, which outperformed the Index. Overweight positions in higher beta3 credits, including Egypt, Ghana and Bahrain—which suffered in an environment of tighter global liquidity conditions, high and rising volatility of core rates, and general uncertainties over the global growth outlook—also detracted from returns. However, these negative positions were partially balanced by the positive impact of underweight exposures in Sri Lanka and Kenya. Sri Lanka declared default in May and approached the International Monetary Fund (the “IMF”) for a funding program while Kenya held elections in August and faced rising funding concerns. Overweight exposure in Iraq (an oil exporter with no repayment issues), also contributed to relative performance.
In the third quarter of 2022, elevated U.S. nominal and real rates volatility drove corrections across credit and equity in developed and emerging markets. These corrections were in line with typical asset performance trends at the mature stage of monetary policy normalization and economic contraction. The Fund underperformed the Index by 85 bps over the quarter, due to underweight positions in China and Turkey, as well as overweight positions in Venezuela and Petroleos de Venezuela (PDVSA), the Venezuelan state-owned oil and natural gas company. Security selection in Argentina (with Province of Buenos Aires

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
9

outperforming the sovereign) and underweight exposure in Pakistan contributed positively to relative performance, as did the Fund’s higher average cash position and its underweight exposure to U.S. Treasury duration.4
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund held a short 10-year U.S. Treasury futures position from the beginning of 2022 that posted positive performance over the reporting period. The Fund also initiated a short position in the 5-year, versus a long position in the 30-year segment on rising stagflation risks, which was also rewarded.
What was the Fund’s duration strategy during the reporting period?
In the first quarter of 2022, the Fund's absolute duration (−4 bps to 6.57 years) and relative duration (−37 bps to − 0.91 years) declined marginally; we took some profits on the Fund’s 10-year U.S. Treasury position and installed a short 5-year versus 30-year U.S. Treasury yield curve5 position on the basis of rising stagflation risks. Through the second quarter, the Fund’s absolute duration (-42 bps to 6.15 years) and relative duration (-25 bps to -0.66 years) continued to decline as we persisted in our partial profit-taking on the Fund’s short U.S. Treasury position, when 10-year U.S. Treasuries approached 3.5% in mid-June. The Fund’s duration did not change materially through the end of the reporting period, with absolute duration standing at 5.84 years and relative duration standing at -0.73 years.
How was the Fund affected by shifting currency values during the reporting period?
The Fund was not affected by shifting currency values during the reporting period.
During the reporting period, which countries and/or sectors were the strongest positive contributors to the Fund’s relative performance and which countries and/or sectors were particularly weak?
During the last two months of 2021, the main detractors from the Fund’s performance relative to the Index were overweight positions in idiosyncratic high-yield credits, including Ghana, El Salvador, Ukraine and Venezuela. The Fund’s underweight positions in rich U.S. Treasury-sensitive emerging-market investment-grade credits, including Malaysia, Philippines and Qatar, which were supported by the Omicron-driven Treasury rally towards year end, also detracted from relative returns. The strongest contributors to relative performance were underweight positions in distressed and/or nearing default Belarus, Ethiopia and Sri Lanka, as well as overweight positions in Bahamas and Ecuador, which benefited from stabilization of debt sustainability risks.
During the first ten months of 2022, the main positive contributors included the Fund’s underweight positions in Russia, Belarus and Kazakhstan. The Fund’s underweight exposure to U.S. Treasuries (short positions, both outright and relative) also enhanced relative returns. The main detractors from relative performance were the Fund’s overweight position in Ukraine and underweight positions in certain investment-grade countries when, despite tight spreads, China and Indonesia continued outperforming asset class peers.
What were some of the Fund’s largest purchases and sales during the reporting period?
In the first quarter of 2022, the Fund reduced risk overall across a number of high-yield credits (Argentina, El Salvador, Nigeria, Pakistan and Zambia) that may have been impacted by a rise in asset class uncertainty. When emerging-market spreads widened to 526 bps in the first week of March, we added high-yield risk back into the Fund through energy exporters and Egypt. We added exposure to energy exporters, including Angola, Bahrain, Ecuador and Oman, on the view that oil prices in the $90-$110 range would strengthen their balance sheets and lead to risk premium compression. In Egypt, we covered the Fund’s underweight position and moved to an overweight stance when the country rounded up sizeable Gulf Cooperation Council financing ($12 billion to date) and moved closer to an IMF funding program, after allowing a currency devaluation in excess of 15%. We moved to complete underweight positions in Pakistan and Turkey on the rise of political uncertainty in the former, and given the adverse impact of higher agricultural and energy prices in both countries.
During the second quarter, we continued to reduce the Fund’s risk on the margin and selectively participated in primary market deals. The early-quarter recovery lasted until April 5, 2022, with emerging-market spreads widening by an impressive 155 bps between the low on April 5, 2022, (387 bps) and June 30, 2022. The reductions included vulnerable and higher-beta high-yield credits, including Angola, Bahrain, Colombia, Ecuador, Ghana, Nigeria, Pakistan and Tunisia. In May, we also reduced the Fund’s exposure to longer-dated investment-grade credits in Indonesia, Peru, Romania and UAE that had outperformed their respective 10-year counterparts. Additionally, we exited the Fund’s 30-year, long U.S. Treasury futures position, retaining only the 5-year short U.S. Treasury futures position, as the long end of the U.S. Treasury curve flattened to prior cycle lows.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
10	MainStay Candriam Emerging Markets Debt Fund

In the third quarter of 2022, we continued reducing risk on the margin and selectively participated in primary market deals. Volatility during the third quarter rose materially, with emerging-market spreads rising to 592 bps by mid-July, before recovering 120 bps by mid-August and widening to 559 bps by the end of September 2022, in line with nominal and real U.S. Treasury yields. The reductions spanned BB-rated6 (Azerbaijan, Brazil, Dominican Republic and Serbia) to higher-beta high-yield credits (Bahamas, Ghana, Egypt, Iraq, Nigeria, Oman and Pakistan). We added to the Fund’s Ukraine exposure as Eurobonds traded down to 20 bps after the two-year debt service extension agreed in August. We also increased exposure to Colombia in anticipation of some political risk premium repricing after the presidential election cycle was resolved in mid-June.
How did the Fund’s country and/or sector weightings change during the reporting period?
Early in the reporting period, the buildup of Russian troops around the Russian-Ukraine border intensified. Following failed negotiations between Russia and Ukraine in January 2022 we decided to reduce the Fund’s exposure to Russian short-dated corporates in anticipation of an acceleration of the conflict. We reduced the Fund’s Russian corporate exposure from neutral (approximately 3.1%) to an underweight position of 2.5%, retaining a 0.5% position in Russian fertilizer producer PhosAgro. Once the full Russian invasion of Ukraine started on February 24, 2022, we divested the residual PhosAgro position.
In January 2022, mass protests erupted in Kazakhstan in response to a sudden and sharp increase in gas prices when the government removed a price cap. Eventually the protests turned violent as President Tokayev declared a state of emergency and ordered the use of force, resulting in 160+ civilian deaths. Given the sharp rise of political uncertainty, we fully divested the Fund of any Kazakh sovereign holdings (1% of the Fund), resulting in a full underweight position in Kazakhstan, compared to the Index weighting of 2.5%.
After taking profits in the tactical additions to high-yield-rated energy exporters that the Fund traded between March and April 2022, in May 2022 we covered the Fund’s underweight positions in cheap investment-grade-rated credits, bringing the Fund’s overall investment-grade exposure closer to Index. The additions included Abu Dhabi (1.5%), Chile (1.5%), Hungary (0.5%) and Mexico (1.5%).
In August 2022, we added to the Fund’s Colombia position (+2%), as we expected a decline in political risk premiums following the presidential elections of May 29, 2022, and a run-off on June 19, 2022, were cleared. Colombia screened as the most attractive BB-rated credit globally. We funded the addition to the Fund’s Colombia exposure with reductions in Brazil and the Dominican Republic, and with similarly rated Latin American credits trading well inside Colombia.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, the Fund maintains a negative stance on U.S. Treasury-sensitive investment-grade-rated proxies concentrated in Asia (Malaysia, Philippines), the Gulf Cooperation Council (Qatar), and Latin America (Panama, Peru, Uruguay) on the view that investment-grade-rated issuers offer only limited spread cushion versus extended core rate rises. At the same time, we acknowledge that during the current contractionary stage of the business cycle, investment grade is likely to outperform high yield. In response, the Fund retains exposure to select investment-grade-rated credits with attractive valuations, including Chile, Hungary, Mexico, Poland and Romania.
Outside of the oil exporter and investment-grade space, the Fund continues to hold overweight exposure to attractively valued and fundamentally supported emerging market credits across BB-rated and high-yield credits in Africa (Ivory Coast) and Europe (Ukraine). The Fund also continues to hold specific idiosyncratic credits with near-term performance catalysts and distressed valuations, including Argentina, Bahamas, Egypt and Tunisia. We prefer to retain the Fund’s underweight positions in distressed Sri Lanka (where restructuring may deliver recovery values in the low-to-mid-30s) and Pakistan (where floods increased risks for debt renegotiation). The Fund does not hold any Turkish exposure; this reflects our assessment that the government’s policies of foreign exchange (FX) deposit guarantees, targeted at preventing a bank run and deeper currency devaluation are unsustainable, given the country’s deeply negative net FX reserves position, and its excessive sensitivity to higher energy and wheat prices. The Fund does not have any exposure to Belarus, Kazakhstan, Russia, Uzbekistan or Tajikistan on the basis of elevated governance, default and sanctions risks that are not sufficiently compensated by valuations.
6.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments October 31, 2022†
	Principal Amount	Value
Long-Term Bonds 89.9%
Corporate Bonds 9.1%
Brazil 2.4%
Arcos Dorados BV
Series Reg S
6.125%, due 5/27/29	$ 500,000	$ 460,000
Braskem Netherlands Finance BV
Series Reg S
4.50%, due 1/31/30	800,000	649,136
Rumo Luxembourg SARL
Series Reg S
4.20%, due 1/18/32	500,000	378,750
		1,487,886
Georgia 0.7%
Georgian Railway JSC
Series Reg S
4.00%, due 6/17/28	600,000	451,548
Mexico 2.2%
Alpek SAB de CV
Series Reg S
3.25%, due 2/25/31 (a)	750,000	573,560
Cemex SAB de CV
Series Reg S
3.875%, due 7/11/31 (a)	500,000	380,582
Orbia Advance Corp. SAB de CV
Series Reg S
5.875%, due 9/17/44	500,000	384,895
		1,339,037
Saudi Arabia 2.6%
Gaci First Investment Co.
Series Reg S
5.25%, due 10/13/32	1,300,000	1,269,125
SA Global Sukuk Ltd.
Series Reg S
1.602%, due 6/17/26	400,000	349,916
		1,619,041
United Arab Emirates 1.1%
Galaxy Pipeline Assets Bidco Ltd.
Series Reg S
2.625%, due 3/31/36	650,000	493,660
MDGH GMTN RSC Ltd.
Series Reg S
5.50%, due 4/28/33	200,000	198,656
		692,316
	Principal Amount	Value

Venezuela 0.1%
Petroleos de Venezuela SA
5.375%, due 4/12/27 (b)(c)(d)	$ 3,000,000	$ 60,000
Total Corporate Bonds (Cost $7,386,501)		5,649,828
Foreign Government Bonds 80.8%
Angola 1.8%
Angola Government Bond
Series Reg S
8.00%, due 11/26/29	400,000	324,680
Series Reg S
8.75%, due 4/14/32	500,000	402,750
Series Reg S
9.375%, due 5/8/48	500,000	379,400
		1,106,830
Argentina 1.4%
Buenos Aires Government Bond
Series Reg S
5.25%, due 9/1/37 (e)	2,887,805	869,652
Azerbaijan 2.0%
Southern Gas Corridor CJSC
Series Reg S
6.875%, due 3/24/26	700,000	687,764
State Oil Co. of the Azerbaijan Republic
Series Reg S
6.95%, due 3/18/30	550,000	534,094
		1,221,858
Bahamas 0.4%
Bahamas Government Bond
Series Reg S
6.00%, due 11/21/28	400,000	252,545
Bahrain 1.7%
Bahrain Government Bond
Series Reg S
5.625%, due 5/18/34	500,000	391,290
Series Reg S
6.25%, due 1/25/51	300,000	210,991
Series Reg S
6.75%, due 9/20/29	500,000	469,170
		1,071,451

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Candriam Emerging Markets Debt Fund

	Principal Amount	Value
Foreign Government Bonds (continued)
Brazil 0.9%
Brazil Government Bond
8.75%, due 2/4/25	$ 500,000	$ 533,153
Chile 4.8%
Chile Government Bond
2.55%, due 1/27/32 (a)	1,200,000	940,047
2.55%, due 7/27/33	1,000,000	743,578
3.10%, due 1/22/61 (a)	300,000	167,723
3.50%, due 1/31/34	400,000	322,622
3.50%, due 4/15/53 (a)	550,000	355,939
4.34%, due 3/7/42	561,000	431,414
		2,961,323
Colombia 4.4%
Colombia Government Bond
3.125%, due 4/15/31	300,000	204,864
3.25%, due 4/22/32	300,000	199,096
4.00%, due 2/26/24	800,000	766,260
5.00%, due 6/15/45	300,000	181,680
5.20%, due 5/15/49	300,000	181,888
6.125%, due 1/18/41	500,000	355,494
Ecopetrol SA
4.625%, due 11/2/31	1,200,000	826,995
		2,716,277
Cote D'Ivoire 0.6%
Ivory Coast Government Bond
Series Reg S
5.75%, due 12/31/32 (e)	125,389	110,601
Series Reg S
6.125%, due 6/15/33 (a)	300,000	234,000
		344,601
Croatia 2.4%
Croatia Government Bond
Series Reg S
5.50%, due 4/4/23	1,000,000	1,000,084
Series Reg S
6.00%, due 1/26/24	500,000	503,301
		1,503,385
Dominican Republic 2.9%
Dominican Republic Government Bond
Series Reg S
4.875%, due 9/23/32	300,000	231,152
Series Reg S
5.50%, due 1/27/25	500,000	488,695
	Principal Amount	Value

Dominican Republic (continued)
Dominican Republic Government Bond (continued)
Series Reg S
5.50%, due 2/22/29	$ 300,000	$ 261,940
Series Reg S
5.875%, due 1/30/60	500,000	328,379
Series Reg S
5.95%, due 1/25/27	500,000	466,998
		1,777,164
Ecuador 1.4%
Ecuador Government Bond
Series Reg S
(zero coupon), due 7/31/30	208,496	64,807
Series Reg S
1.50%, due 7/31/40 (e)	1,200,000	396,207
Series Reg S
2.50%, due 7/31/35 (e)	1,200,000	438,595
		899,609
Egypt 2.2%
Egypt Government Bond
Series Reg S
5.875%, due 2/16/31	500,000	307,500
Series Reg S
6.875%, due 4/30/40	300,000	172,320
Series Reg S
7.30%, due 9/30/33	500,000	311,876
Series Reg S
7.50%, due 2/16/61	600,000	333,900
Series Reg S
8.70%, due 3/1/49	400,000	238,000
		1,363,596
El Salvador 1.0%
El Salvador Government Bond
Series Reg S
7.625%, due 2/1/41	900,000	308,638
Series Reg S
8.25%, due 4/10/32	500,000	198,709
Series Reg S
9.50%, due 7/15/52	263,000	98,636
		605,983
Gabon 0.9%
Gabon Government Bond
Series Reg S
6.95%, due 6/16/25	350,000	315,301
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Foreign Government Bonds (continued)
Gabon (continued)
Gabon Government Bond (continued)
Series Reg S
7.00%, due 11/24/31	$ 350,000	$ 243,442
		558,743
Ghana 0.7%
Ghana Government Bond
Series Reg S
7.75%, due 4/7/29 (a)	800,000	230,360
Series Reg S
7.875%, due 2/11/35	500,000	140,040
Series Reg S
8.627%, due 6/16/49	300,000	82,080
		452,480
Hungary 2.5%
Hungary Government Bond
Series Reg S
2.125%, due 9/22/31	1,600,000	1,143,974
Series Reg S
3.125%, due 9/21/51	800,000	437,565
		1,581,539
India 0.6%
Export-Import Bank of India
Series Reg S
2.25%, due 1/13/31	500,000	366,375
Indonesia 4.7%
Indonesia Government Bond
3.55%, due 3/31/32 (a)	700,000	597,272
5.45%, due 9/20/52	500,000	450,000
Pertamina Persero PT
Series Reg S
4.15%, due 2/25/60	500,000	308,749
5.625%, due 5/20/43 (a)(f)	500,000	412,500
Series Reg S
6.00%, due 5/3/42	400,000	340,818
Perusahaan Penerbit SBSN Indonesia III
Series Reg S
3.55%, due 6/9/51	700,000	472,573
Series Reg S
4.70%, due 6/6/32 (a)	350,000	327,016
		2,908,928
	Principal Amount	Value

Iraq 0.8%
Iraq Government Bond
Series Reg S
5.80%, due 1/15/28	$ 206,250	$ 175,216
Series Reg S
6.752%, due 3/9/23	300,000	294,750
		469,966
Lebanon 0.2%
Lebanon Government Bond (b)(c)(d)
Series Reg S
6.65%, due 4/22/24	1,200,000	70,874
Series Reg S
6.85%, due 3/23/27	1,000,000	59,000
		129,874
Mexico 6.4%
Comision Federal de Electricidad
Series Reg S
3.875%, due 7/26/33	500,000	356,250
Series Reg S
4.677%, due 2/9/51	700,000	426,773
Mexico Government Bond
2.659%, due 5/24/31	500,000	387,071
3.50%, due 2/12/34	500,000	381,477
3.75%, due 4/19/71	1,000,000	578,304
3.771%, due 5/24/61	800,000	464,309
4.125%, due 1/21/26	1,000,000	962,534
4.75%, due 4/27/32 (a)	500,000	452,306
		4,009,024
Mozambique 0.6%
Mozambique Government Bond
Series Reg S
5.00%, due 9/15/31 (e)	550,000	370,563
Nigeria 1.6%
Nigeria Government Bond
Series Reg S
7.625%, due 11/21/25	500,000	429,502
Series Reg S
7.625%, due 11/28/47	300,000	169,800
Series Reg S
7.875%, due 2/16/32	600,000	385,500
Series Reg S
8.375%, due 3/24/29	27,000	19,507
		1,004,309

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Candriam Emerging Markets Debt Fund

	Principal Amount	Value
Foreign Government Bonds (continued)
Oman 3.2%
Oman Government Bond
Series Reg S
4.875%, due 2/1/25	$ 1,000,000	$ 971,490
Series Reg S
5.625%, due 1/17/28	500,000	476,305
Series Reg S
7.00%, due 1/25/51	600,000	511,169
		1,958,964
Pakistan 0.1%
Pakistan Government Bond
Series Reg S
7.375%, due 4/8/31	300,000	93,000
Panama 1.3%
Aeropuerto Internacional de Tocumen SA
Series Reg S
5.125%, due 8/11/61	727,000	491,731
Panama Government Bond
3.87%, due 7/23/60	500,000	289,283
		781,014
Paraguay 1.3%
Paraguay Government Bond
Series Reg S
2.739%, due 1/29/33	495,000	368,424
Series Reg S
5.40%, due 3/30/50	600,000	460,031
		828,455
Peru 0.9%
Peruvian Government Bond
2.783%, due 1/23/31 (a)	700,000	552,048
Philippines 1.7%
Philippine Government Bond
3.229%, due 3/29/27	300,000	276,346
4.20%, due 3/29/47	500,000	388,364
5.609%, due 4/13/33 (a)	381,000	381,061
		1,045,771
Poland 0.6%
Poland Government Bond
3.25%, due 4/6/26	200,000	187,488
4.00%, due 1/22/24	200,000	196,866
		384,354
	Principal Amount	Value

Qatar 2.9%
Qatar Government Bond
Series Reg S
3.40%, due 4/16/25	$ 1,000,000	$ 964,178
Series Reg S
4.40%, due 4/16/50	1,000,000	840,000
		1,804,178
Republic Of Serbia 0.2%
Serbia Government Bond
Series Reg S
2.125%, due 12/1/30	200,000	138,238
Republic of the Congo 1.0%
Congo Government Bond
Series Reg S
6.00%, due 6/30/29 (e)	712,500	600,637
Romania 4.5%
Romanian Government Bond
Series Reg S
3.00%, due 2/27/27	900,000	771,206
Series Reg S
3.00%, due 2/14/31	300,000	221,592
Series Reg S
5.25%, due 11/25/27	1,200,000	1,100,679
Series Reg S
6.00%, due 5/25/34	800,000	674,112
		2,767,589
Saudi Arabia 2.8%
Saudi Arabian Oil Co.
Series Reg S
2.25%, due 11/24/30	800,000	630,907
Series Reg S
3.25%, due 11/24/50	300,000	188,095
Saudi Government Bond
Series Reg S
5.50%, due 10/25/32	900,000	911,250
		1,730,252
Senegal 0.3%
Senegal Government Bond
Series Reg S
6.75%, due 3/13/48	250,000	158,625
South Africa 3.0%
South Africa Government Bond
4.30%, due 10/12/28	500,000	426,430
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Foreign Government Bonds (continued)
South Africa (continued)
South Africa Government Bond (continued)
5.75%, due 9/30/49	$ 200,000	$ 132,660
5.875%, due 9/16/25	400,000	395,562
5.875%, due 4/20/32	400,000	341,728
6.25%, due 3/8/41	300,000	228,000
7.30%, due 4/20/52	450,000	352,125
		1,876,505
Sri Lanka 0.3%
Sri Lanka Government Bond
Series Reg S
6.825%, due 7/18/26 (b)(d)	850,000	191,300
Tunisia 0.8%
Tunisian Republic
Series Reg S
5.625%, due 2/17/24	EUR 200,000	145,253
Series Reg S
5.75%, due 1/30/25	$ 600,000	375,754
		521,007
Ukraine 1.3%
NPC Ukrenergo
Series Reg S
6.875%, due 11/9/28 (b)(c)(d)	1,150,000	165,647
State Agency of Roads of Ukraine
Series Reg S
6.25%, due 6/24/30 (b)(c)(d)	2,227,000	311,833
Ukraine Government Bond (b)(c)(d)
Series Reg S
7.253%, due 3/15/35	1,300,000	198,838
Series Reg S
7.375%, due 9/25/34	1,000,000	155,000
		831,318
United Arab Emirates 5.2%
Abu Dhabi Government Bond
Series Reg S
1.875%, due 9/15/31	600,000	472,904
Series Reg S
2.50%, due 4/16/25	1,000,000	951,250
Series Reg S
3.125%, due 4/16/30	600,000	537,684
Series Reg S
3.125%, due 9/30/49	600,000	403,524
Series Reg S
3.875%, due 4/16/50	600,000	464,184
	Principal Amount	Value

United Arab Emirates (continued)
Finance Department Government of Sharjah
Series Reg S
4.00%, due 7/28/50	$ 400,000	$ 230,680
United Arab Emirates Government Bond
Series Reg S
3.90%, due 9/9/50	250,000	162,743
		3,222,969
Uruguay 1.5%
Uruguay Government Bond
4.975%, due 4/20/55	400,000	346,586
5.75%, due 10/28/34	600,000	610,830
		957,416
Venezuela 0.6%
Petroleos de Venezuela SA (b)(c)(d)
Series Reg S
6.00%, due 5/16/24	2,500,000	56,250
Series Reg S
6.00%, due 11/15/26 (g)	2,500,000	47,500
Venezuela Government Bond
Series Reg S
9.25%, due 5/7/28 (b)(c)(d)	4,095,000	276,412
		380,162
Zambia 0.4%
Zambia Government Bond
Series Reg S
8.97%, due 7/30/27 (b)(d)	700,000	275,590
Total Foreign Government Bonds (Cost $71,228,249)		50,178,620
Total Long-Term Bonds (Cost $78,614,750)		55,828,448

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Candriam Emerging Markets Debt Fund

	Shares	Value
Short-Term Investment 7.1%
Unaffiliated Investment Company 7.1%
United States 7.1%
Invesco Government & Agency Portfolio, 3.163% (h)(i)	4,430,155	$ 4,430,155
Total Short-Term Investment (Cost $4,430,155)		4,430,155
Total Investments (Cost $83,044,905)	97.0%	60,258,603
Other Assets, Less Liabilities	3.0	1,885,773
Net Assets	100.0%	$ 62,144,376

†	Percentages indicated are based on Fund net assets.
(a)	All or a portion of this security was held on loan. As of October 31, 2022, the aggregate market value of securities on loan was $4,598,470; the total market value of collateral held by the Fund was $4,824,475. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $394,320. The Fund received cash collateral with a value of $4,430,155. (See Note 2(J))
(b)	Issue in default.
(c)	Illiquid security—As of October 31, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $1,401,354, which represented 2.3% of the Fund’s net assets.(Unaudited)
(d)	Issue in non-accrual status.
(e)	Step coupon—Rate shown was the rate in effect as of October 31, 2022.
(f)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(g)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2022.
(h)	Current yield as of October 31, 2022.
(i)	Represents a security purchased with cash collateral received for securities on loan.
Futures Contracts
As of October 31, 2022, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury Ultra Bonds	10	December 2022	$ 1,275,339	$ 1,276,563	$ 1,224

1.	As of October 31, 2022, cash in the amount of $1,932,182 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2022.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2022† (continued)
Abbreviation(s):
EUR—Euro
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 5,649,828	$ —	$ 5,649,828
Foreign Government Bonds	—	50,178,620	—	50,178,620
Total Long-Term Bonds	—	55,828,448	—	55,828,448
Short-Term Investment
Unaffiliated Investment Company	4,430,155	—	—	4,430,155
Total Investments in Securities	4,430,155	55,828,448	—	60,258,603
Other Financial Instruments
Futures Contracts (b)	1,224	—	—	1,224
Total Investments in Securities and Other Financial Instruments	$ 4,431,379	$ 55,828,448	$ —	$ 60,259,827

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Candriam Emerging Markets Debt Fund

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in securities, at value (identified cost $83,044,905) including securities on loan of $4,598,470	$ 60,258,603
Cash	3,453,785
Cash denominated in foreign currencies (identified cost $40,683)	40,779
Cash collateral on deposit at broker for futures contracts	1,932,182
Due from custodian	807,076
Receivables:
Interest	763,851
Investment securities sold	266,445
Variation margin on futures contracts	71,500
Fund shares sold	6,513
Securities lending	3,532
Other assets	62,129
Total assets	67,666,395
Liabilities
Cash collateral received for securities on loan	4,430,155
Payables:
Investment securities purchased	807,076
Fund shares redeemed	151,333
Transfer agent (See Note 3)	30,472
Shareholder communication	22,105
Manager (See Note 3)	20,753
NYLIFE Distributors (See Note 3)	13,803
Custodian	11,624
Professional fees	11,183
Trustees	47
Accrued expenses	9,849
Distributions payable	13,619
Total liabilities	5,522,019
Net assets	$ 62,144,376
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 90,231
Additional paid-in-capital	113,441,531
113,531,762
Total distributable earnings (loss)	(51,387,386)
Net assets	$ 62,144,376
Class A
Net assets applicable to outstanding shares	$48,053,369
Shares of beneficial interest outstanding	6,984,655
Net asset value per share outstanding	$ 6.88
Maximum sales charge (4.50% of offering price)	0.32
Maximum offering price per share outstanding	$ 7.20
Investor Class
Net assets applicable to outstanding shares	$ 8,669,750
Shares of beneficial interest outstanding	1,245,686
Net asset value per share outstanding	$ 6.96
Maximum sales charge (4.00% of offering price)	0.29
Maximum offering price per share outstanding	$ 7.25
Class B
Net assets applicable to outstanding shares	$ 426,208
Shares of beneficial interest outstanding	63,383
Net asset value and offering price per share outstanding	$ 6.72
Class C
Net assets applicable to outstanding shares	$ 1,358,322
Shares of beneficial interest outstanding	201,655
Net asset value and offering price per share outstanding	$ 6.74
Class I
Net assets applicable to outstanding shares	$ 3,636,727
Shares of beneficial interest outstanding	527,734
Net asset value and offering price per share outstanding	$ 6.89

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Interest	$ 4,635,467
Securities lending, net	21,100
Total income	4,656,567
Expenses
Manager (See Note 3)	573,341
Distribution/Service—Class A (See Note 3)	160,576
Distribution/Service—Investor Class (See Note 3)	26,582
Distribution/Service—Class B (See Note 3)	7,990
Distribution/Service—Class C (See Note 3)	22,716
Transfer agent (See Note 3)	172,527
Professional fees	83,134
Registration	75,730
Custodian	47,445
Shareholder communication	7,305
Trustees	1,508
Miscellaneous	8,755
Total expenses before waiver/reimbursement	1,187,609
Expense waiver/reimbursement from Manager (See Note 3)	(178,325)
Net expenses	1,009,284
Net investment income (loss)	3,647,283
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(14,035,936)
Futures transactions	831,068
Foreign currency transactions	(368,963)
Foreign currency forward transactions	418,843
Net realized gain (loss)	(13,154,988)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(13,431,533)
Futures contracts	(324,760)
Foreign currency forward contracts	(134,512)
Translation of other assets and liabilities in foreign currencies	(4,565)
Net change in unrealized appreciation (depreciation)	(13,895,370)
Net realized and unrealized gain (loss)	(27,050,358)
Net increase (decrease) in net assets resulting from operations	$(23,403,075)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Candriam Emerging Markets Debt Fund

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 3,647,283	$ 3,880,608
Net realized gain (loss)	(13,154,988)	262,191
Net change in unrealized appreciation (depreciation)	(13,895,370)	336,603
Net increase (decrease) in net assets resulting from operations	(23,403,075)	4,479,402
Distributions to shareholders:
Class A	(3,612,534)	(4,028,577)
Investor Class	(549,300)	(598,582)
Class B	(37,561)	(56,287)
Class C	(107,128)	(199,315)
Class I	(237,169)	(337,673)
	(4,543,692)	(5,220,434)
Distributions to shareholders from return of capital:
Class A	(277,063)	—
Investor Class	(42,129)	—
Class B	(2,881)	—
Class C	(8,216)	—
Class I	(18,190)	—
	(348,479)	—
Total distributions to shareholders	(4,892,171)	(5,220,434)
Capital share transactions:
Net proceeds from sales of shares	12,957,410	10,338,246
Net asset value of shares issued to shareholders in reinvestment of distributions	4,663,688	4,945,465
Cost of shares redeemed	(31,448,175)	(21,792,166)
Increase (decrease) in net assets derived from capital share transactions	(13,827,077)	(6,508,455)
Net increase (decrease) in net assets	(42,122,323)	(7,249,487)
Net Assets
Beginning of year	104,266,699	111,516,186
End of year	$ 62,144,376	$104,266,699
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.73	$ 9.81	$ 10.46	$ 9.71	$ 10.88
Net investment income (loss) (a)	0.38	0.36	0.47	0.49	0.45
Net realized and unrealized gain (loss)	(2.73)	0.04	(0.67)	0.76	(1.19)
Total from investment operations	(2.35)	0.40	(0.20)	1.25	(0.74)
Less distributions:
From net investment income	(0.46)	(0.48)	(0.45)	(0.50)	(0.43)
Return of capital	(0.04)	—	—	—	—
Total distributions	(0.50)	(0.48)	(0.45)	(0.50)	(0.43)
Net asset value at end of year	$ 6.88	$ 9.73	$ 9.81	$ 10.46	$ 9.71
Total investment return (b)	(24.93)%	4.00%	(1.80)%	13.05%	(6.95)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.53%	3.58%	4.70%	4.78%	4.36%
Net expenses (c)	1.15%	1.16%	1.17%	1.23%	1.26%
Expenses (before waiver/reimbursement) (c)	1.36%	1.31%	1.33%	1.26%	1.26%
Portfolio turnover rate	116%	112%	102%	102%	44%
Net assets at end of year (in 000’s)	$ 48,053	$ 81,092	$ 82,874	$ 93,472	$ 86,452

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.84	$ 9.91	$ 10.57	$ 9.80	$ 10.98
Net investment income (loss) (a)	0.35	0.33	0.44	0.47	0.43
Net realized and unrealized gain (loss)	(2.77)	0.04	(0.68)	0.77	(1.20)
Total from investment operations	(2.42)	0.37	(0.24)	1.24	(0.77)
Less distributions:
From net investment income	(0.43)	(0.44)	(0.42)	(0.47)	(0.41)
Return of capital	(0.03)	—	—	—	—
Total distributions	(0.46)	(0.44)	(0.42)	(0.47)	(0.41)
Net asset value at end of year	$ 6.96	$ 9.84	$ 9.91	$ 10.57	$ 9.80
Total investment return (b)	(25.27)%	3.70%	(2.20)%	12.82%	(7.18)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.14%	3.21%	4.38%	4.50%	4.15%
Net expenses (c)	1.56%	1.53%	1.49%	1.52%	1.47%
Expenses (before waiver/reimbursement) (c)	1.78%	1.70%	1.66%	1.56%	1.49%
Portfolio turnover rate	116%	112%	102%	102%	44%
Net assets at end of year (in 000's)	$ 8,670	$ 12,806	$ 13,801	$ 16,024	$ 15,911

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Candriam Emerging Markets Debt Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.52	$ 9.61	$ 10.26	$ 9.52	$ 10.69
Net investment income (loss) (a)	0.27	0.24	0.36	0.38	0.34
Net realized and unrealized gain (loss)	(2.67)	0.04	(0.66)	0.75	(1.18)
Total from investment operations	(2.40)	0.28	(0.30)	1.13	(0.84)
Less distributions:
From net investment income	(0.37)	(0.37)	(0.35)	(0.39)	(0.33)
Return of capital	(0.03)	—	—	—	—
Total distributions	(0.40)	(0.37)	(0.35)	(0.39)	(0.33)
Net asset value at end of year	$ 6.72	$ 9.52	$ 9.61	$ 10.26	$ 9.52
Total investment return (b)	(25.85)%	2.87%	(2.91)%	12.04%	(7.98)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.31%	2.49%	3.66%	3.76%	3.37%
Net expenses (c)	2.31%	2.28%	2.24%	2.27%	2.22%
Expenses (before waiver/reimbursement) (c)	2.52%	2.45%	2.40%	2.31%	2.24%
Portfolio turnover rate	116%	112%	102%	102%	44%
Net assets at end of year (in 000’s)	$ 426	$ 1,129	$ 1,789	$ 2,663	$ 3,660

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.54	$ 9.63	$ 10.27	$ 9.54	$ 10.70
Net investment income (loss) (a)	0.27	0.25	0.36	0.38	0.35
Net realized and unrealized gain (loss)	(2.67)	0.03	(0.66)	0.74	(1.18)
Total from investment operations	(2.40)	0.28	(0.30)	1.12	(0.83)
Less distributions:
From net investment income	(0.37)	(0.37)	(0.34)	(0.39)	(0.33)
Return of capital	(0.03)	—	—	—	—
Total distributions	(0.40)	(0.37)	(0.34)	(0.39)	(0.33)
Net asset value at end of year	$ 6.74	$ 9.54	$ 9.63	$ 10.27	$ 9.54
Total investment return (b)	(25.90)%	2.87%	(2.81)%	11.91%	(7.88)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.31%	2.52%	3.68%	3.78%	3.39%
Net expenses (c)	2.31%	2.28%	2.24%	2.27%	2.22%
Expenses (before waiver/reimbursement) (c)	2.52%	2.45%	2.40%	2.31%	2.24%
Portfolio turnover rate	116%	112%	102%	102%	44%
Net assets at end of year (in 000’s)	$ 1,358	$ 3,511	$ 6,365	$ 11,150	$ 19,246

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.75	$ 9.82	$ 10.48	$ 9.72	$ 10.90
Net investment income (loss) (a)	0.40	0.39	0.51	0.52	0.48
Net realized and unrealized gain (loss)	(2.74)	0.05	(0.69)	0.76	(1.20)
Total from investment operations	(2.34)	0.44	(0.18)	1.28	(0.72)
Less distributions:
From net investment income	(0.48)	(0.51)	(0.48)	(0.52)	(0.46)
Return of capital	(0.04)	—	—	—	—
Total distributions	(0.52)	(0.51)	(0.48)	(0.52)	(0.46)
Net asset value at end of year	$ 6.89	$ 9.75	$ 9.82	$ 10.48	$ 9.72
Total investment return (b)	(24.75)%	4.42%	(1.59)%	13.46%	(6.80)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.89%	3.86%	5.09%	4.99%	4.60%
Net expenses (c)	0.85%	0.85%	0.85%	0.94%	1.01%
Expenses (before waiver/reimbursement) (c)	1.12%	1.06%	1.07%	1.01%	1.01%
Portfolio turnover rate	116%	112%	102%	102%	44%
Net assets at end of year (in 000’s)	$ 3,637	$ 5,729	$ 6,687	$ 17,100	$ 10,428

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Candriam Emerging Markets Debt Fund

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Candriam Emerging Markets Debt Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 1, 1998
Investor Class	February 28, 2008
Class B	June 1, 1998
Class C	September 1, 1998
Class I	August 31, 2007
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market

25

Notes to Financial Statements (continued)
quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal

26	MainStay Candriam Emerging Markets Debt Fund

conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of October 31, 2022, and can change at any time. Illiquid investments as of October 31, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if
27

Notes to Financial Statements (continued)
any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2022, is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2022, are shown in the Portfolio of Investments.
(H) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a

28	MainStay Candriam Emerging Markets Debt Fund

daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, leverage risk, operational risk, legal risk and liquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Liquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Liquidity risk also can arise when forward currency contracts create margin or settlement payment obligations for the Fund. Leverage risk is the risk that a foreign currency forward contract can magnify the Fund's gains and losses. Operational risk refers to risk related to potential operational issues (including documentation issues, settlement issues, systems failures, inadequate controls and human error), and legal risk refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a foreign currency forward contract. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of October 31, 2022, the Fund did not hold any foreign currency forward contracts.
(I) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(J) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected
29

Notes to Financial Statements (continued)
in the Statement of Operations. Securities on loan as of October 31, 2022, are shown in the Portfolio of Investments.
(K) High Yield and General Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund’s principal investments include high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market economic or political conditions, these securities may experience higher than normal default rates.
(L) Foreign Securities Risk and Emerging Markets Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.
(M) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(N) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(O) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as help manage the duration and yield curve positioning of the portfolio.
The Fund also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.
Fair value of derivative instruments as of October 31, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$1,224	$1,224
Total Fair Value	$1,224	$1,224

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

30	MainStay Candriam Emerging Markets Debt Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2022:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$831,068	$ 831,068
Forward Contracts	418,843	—	418,843
Total Net Realized Gain (Loss)	$418,843	$831,068	$1,249,911

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$(324,760)	$(324,760)
Forward Contracts	(134,512)	—	(134,512)
Total Net Change in Unrealized Appreciation (Depreciation)	$(134,512)	$(324,760)	$(459,272)

Average Notional Amount	Total
Futures Contracts Long (a)	$ 4,100,700
Futures Contracts Short (b)	$(12,612,979)
Forward Contracts Long (c)	$ 1,787,099
Forward Contracts Short (d)	$ (2,528,929)

(a)	Positions were open five months during the reporting period.
(b)	Positions were open seven months during the reporting period.
(c)	Positions were open three months during the reporting period.
(d)	Positions were open ten months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Candriam (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million. During the year ended October 31, 2022, the effective management fee rate was 0.70% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 1.15% and Class I, 0.85%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to the Investor Class, Class B and Class C shares. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $573,341 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $178,325 and paid the Subadvisor fees in the amount of $197,508.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and
31

Notes to Financial Statements (continued)
Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $3,377 and $800, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2022, of $649, $59 and $26, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$91,070	$—
Investor Class	58,801	—
Class B	4,417	—
Class C	12,560	—
Class I	5,679	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$83,295,931	$58,102	$(23,095,430)	$(23,037,328)
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(25,637,821)	$(2,702,476)	$(23,047,089)	$(51,387,386)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to interest accruals on defaulted securities.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $25,637,821, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$10,358	$15,280
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$4,543,692	$5,220,434
Return of Capital	348,479	—
Total	$4,892,171	$5,220,434

32	MainStay Candriam Emerging Markets Debt Fund

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $84,338 and $100,191, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	1,316,634	$ 10,780,850
Shares issued to shareholders in reinvestment of distributions	441,165	3,682,467
Shares redeemed	(3,131,520)	(25,516,770)
Net increase (decrease) in shares outstanding before conversion	(1,373,721)	(11,053,453)
Shares converted into Class A (See Note 1)	26,691	222,143
Shares converted from Class A (See Note 1)	(813)	(7,369)
Net increase (decrease)	(1,347,843)	$(10,838,679)
Year ended October 31, 2021:
Shares sold	713,529	$ 7,173,220
Shares issued to shareholders in reinvestment of distributions	375,840	3,784,034
Shares redeemed	(1,340,827)	(13,453,470)
Net increase (decrease) in shares outstanding before conversion	(251,458)	(2,496,216)
Shares converted into Class A (See Note 1)	134,443	1,350,648
Net increase (decrease)	(117,015)	$ (1,145,568)

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	24,505	$ 206,699
Shares issued to shareholders in reinvestment of distributions	69,037	581,267
Shares redeemed	(155,502)	(1,297,451)
Net increase (decrease) in shares outstanding before conversion	(61,960)	(509,485)
Shares converted into Investor Class (See Note 1)	21,430	177,592
Shares converted from Investor Class (See Note 1)	(15,482)	(131,527)
Net increase (decrease)	(56,012)	$ (463,420)
Year ended October 31, 2021:
Shares sold	40,079	$ 408,621
Shares issued to shareholders in reinvestment of distributions	57,221	582,738
Shares redeemed	(157,005)	(1,594,511)
Net increase (decrease) in shares outstanding before conversion	(59,705)	(603,152)
Shares converted into Investor Class (See Note 1)	58,165	584,574
Shares converted from Investor Class (See Note 1)	(89,102)	(911,035)
Net increase (decrease)	(90,642)	$ (929,613)

33

Notes to Financial Statements (continued)
Class B	Shares	Amount
Year ended October 31, 2022:
Shares sold	1,003	$ 8,854
Shares issued to shareholders in reinvestment of distributions	4,123	34,222
Shares redeemed	(36,379)	(276,405)
Net increase (decrease) in shares outstanding before conversion	(31,253)	(233,329)
Shares converted from Class B (See Note 1)	(23,894)	(189,763)
Net increase (decrease)	(55,147)	$ (423,092)
Year ended October 31, 2021:
Shares sold	841	$ 8,312
Shares issued to shareholders in reinvestment of distributions	4,840	47,946
Shares redeemed	(44,755)	(440,956)
Net increase (decrease) in shares outstanding before conversion	(39,074)	(384,698)
Shares converted from Class B (See Note 1)	(28,531)	(281,622)
Net increase (decrease)	(67,605)	$ (666,320)

Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	11,855	$ 96,489
Shares issued to shareholders in reinvestment of distributions	13,736	114,445
Shares redeemed	(182,507)	(1,497,503)
Net increase (decrease) in shares outstanding before conversion	(156,916)	(1,286,569)
Shares converted from Class C (See Note 1)	(9,547)	(78,445)
Net increase (decrease)	(166,463)	$ (1,365,014)
Year ended October 31, 2021:
Shares sold	31,829	$ 312,265
Shares issued to shareholders in reinvestment of distributions	19,879	197,409
Shares redeemed	(268,085)	(2,624,073)
Net increase (decrease) in shares outstanding before conversion	(216,377)	(2,114,399)
Shares converted from Class C (See Note 1)	(76,752)	(742,565)
Net increase (decrease)	(293,129)	$ (2,856,964)

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	238,664	$ 1,864,518
Shares issued to shareholders in reinvestment of distributions	30,376	251,287
Shares redeemed	(329,923)	(2,860,046)
Net increase (decrease) in shares outstanding before conversion	(60,883)	(744,241)
Shares converted into Class I (See Note 1)	812	7,369
Net increase (decrease)	(60,071)	$ (736,872)
Year ended October 31, 2021:
Shares sold	241,535	$ 2,435,828
Shares issued to shareholders in reinvestment of distributions	33,069	333,338
Shares redeemed	(367,578)	(3,679,156)
Net increase (decrease)	(92,974)	$ (909,990)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay Candriam Emerging Markets Debt Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Candriam Emerging Markets Debt Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
35

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
36	MainStay Candriam Emerging Markets Debt Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
37

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
38	MainStay Candriam Emerging Markets Debt Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
39

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013921.2MS229-22	MSCEMD11-12/22
(NYLIM) NL218

MainStay Income Builder Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3% Initial Sales Charge	With sales charges	1/3/1995	-18.28%	0.84%	4.61%	0.99%
		Excluding sales charges		-15.75	1.99	5.20	0.99
Investor Class Shares[3]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	-17.99	0.68	4.43	1.18
		Excluding sales charges		-15.89	1.83	5.03	1.18
Class B Shares[4]	Maximum 5% CDSC	With sales charges	12/29/1987	-20.46	0.74	4.24	1.93
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-16.56	1.07	4.24	1.93
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	-17.33	1.06	4.24	1.93
	if Redeemed Within One Year of Purchase	Excluding sales charges		-16.55	1.06	4.24	1.93
Class I Shares	No Sales Charge		1/2/2004	-15.55	2.25	5.47	0.74
Class R2 Shares	No Sales Charge		2/27/2015	-15.84	1.90	2.75	1.09
Class R3 Shares	No Sales Charge		2/29/2016	-16.09	1.64	4.34	1.34
Class R6 Shares	No Sales Charge		2/28/2018	-15.48	N/A	2.83	0.66
SIMPLE Class Shares	No Sales Charge		8/31/2020	-16.10	N/A	-1.55	1.43

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to November 4, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the applicable average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 3%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
MSCI World Index (Net)[1]	-18.48%	6.37%	8.94%
Bloomberg U.S. Aggregate Bond Index[2]	-15.68	-0.54	0.74
Blended Benchmark Index[3]	-17.10	3.90	5.83
Morningstar Global Allocation Category Average[4]	-15.06	1.42	3.18

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The MSCI World Index (Net) is the Fund's primary broad-based securities market index for comparison purposes. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
2.	The Fund has selected the Bloomberg U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg U.S. Aggregate Bond Index measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
3.	The Fund has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the 60% MSCI World Index and 40% of the Bloomberg U.S. Aggregate Bond Index, respectively.
4.	Global-allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$926.70	$5.10	$1,019.91	$ 5.35	1.05%
Investor Class Shares	$1,000.00	$926.00	$5.97	$1,019.00	$ 6.26	1.23%
Class B Shares	$1,000.00	$922.40	$9.55	$1,015.27	$10.01	1.97%
Class C Shares	$1,000.00	$922.20	$9.54	$1,015.27	$10.01	1.97%
Class I Shares	$1,000.00	$927.60	$3.89	$1,021.17	$ 4.08	0.80%
Class R2 Shares	$1,000.00	$926.20	$5.58	$1,019.41	$ 5.85	1.15%
Class R3 Shares	$1,000.00	$925.10	$6.79	$1,018.15	$ 7.12	1.40%
Class R6 Shares	$1,000.00	$928.10	$3.45	$1,021.63	$ 3.62	0.71%
SIMPLE Class Shares	$1,000.00	$924.80	$7.13	$1,017.79	$ 7.48	1.47%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2022 (Unaudited)
See Portfolio of Investments beginning on page 13 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	GNMA, (zero coupon)-3.50%, due 8/16/41–2/20/52
2.	UMBS, 30 Year, 2.50%-4.00%, due 8/1/48–9/1/52
3.	FHLMC STACR REMIC Trust, 4.847%-6.747%, due 8/25/33–12/25/50
4.	U.S. Treasury Bonds, 3.00%-3.375%, due 8/15/42–8/15/52
5.	Bank of America Corp.
6.	JPMorgan Chase & Co.
7.	Apple, Inc.
8.	Broadcom, Inc.
9.	International Business Machines Corp.
10.	Microsoft Corp.

8	MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Fund’s Manager; Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Fund; and William W. Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Fund.
How did MainStay Income Builder Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay Income Builder Fund returned −15.55%, outperforming the −18.48% return of the Fund’s primary benchmark, the MSCI World Index (Net). Over the same period, Class I shares outperformed the −15.68% return of the Bloomberg U.S. Aggregate Bond Index, which is the Fund’s secondary benchmark, and the −17.10% return of the Blended Benchmark Index, which is an additional benchmark of the Fund. For 12 months ended October 31, 2022, Class I shares of the Fund underperformed the −15.06% return of the Morningstar Global Allocation Category Average.1
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
Along with the ongoing war in Ukraine, the defining occurrence of the reporting period was the rapid repricing of expectations for global monetary policy, especially in the United States. An exceptionally strong labor market, together with concerns regarding long-term inflation and few signs of a letup in underlying inflation pressures, led U.S. Federal Reserve (the “Fed”) officials to significantly adjust their outlook on monetary policy, and markets followed suit. With most major central banks continuing to battle high inflation through stepped-up policy rate increases, risk-free as well as risk assets performed poorly. Widespread substantial global monetary tightening occurred during the reporting period, with numerous central banks quickly tightening policies within a relatively short period of time.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the fixed-income portion of the Fund used U.S. Treasury futures as an overall adjustment to its duration2 and yield curve3 positioning. On a stand-alone absolute basis, these positions detracted from overall returns.
What factors affected the relative performance of the equity portion of the Fund during the reporting period?
The reporting period was characterized by heightened volatility and deteriorating macroeconomic conditions, with the implementation of increasingly restrictive monetary policy to fight inflation putting heavy pressure on price multiples. The eruption of war in Ukraine struck another blow to sentiment, fueling geopolitical tensions and straining supply chains still recovering from the pandemic. Global economies remain challenged by rising prices, and central bank officials messaged their commitment to curbing inflation, despite growing concerns of a recession on the horizon.
Amid this challenging environment, the equity portion of the Fund outperformed the MSCI World Index (Net) by a wide margin, providing significant downside protection. Low exposure to volatility, market sensitivity, and growth were tailwinds for relative return. Most sectors enhanced relative return, with the largest contributions coming in communication services and information technology. (Contributions take weightings and total returns into account.) Stock selection drove nearly all of the outperformance in communication services, owing largely to the Fund’s lack of exposure to two key Index components that saw substantial drops in share price. Stock selection also drove the Fund’s outperformance in information technology, mainly due to lack of exposure to some of the worst-performing IT services names in the MSCI World Index (Net).
During the reporting period, which sectors and countries were the strongest positive contributors to the relative performance of the equity portion of the Fund and which sectors and countries were particularly weak?
As mentioned above, underweight exposure to communication services, the weakest performing sector in the benchmark, contributed strongly to relative returns. Stock selection in the sector also added to relative performance. Stock selection and an underweight position in information technology, another weak-performing sector, further bolstered relative returns, as did stock selection in industrials.
On the negative side, stock selection in the energy sector was the biggest drag on the Fund’s relative returns, primarily due to lack of exposure to several strong-performing oil, gas & consumable

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
9

fuel stocks. By country, positions in China and Taiwan detracted, whereas positions in the United States and Canada enhanced relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?
Top positive contributors to the absolute performance of the equity portion of the Fund during the reporting period included pharmaceutical company AbbVie and global integrated energy company Chevron.
AbbVie develops and markets drugs in specialty therapeutic areas, such as immunology, oncology, and virology, among others. Shares generally traded higher over the reporting period in response to favorable quarterly earnings reports, as well as constructive news flow regarding clinical success and approvals for key drugs. While the market remained concerned about the revenue impact from the expected entry in 2023 of biosimilar competitors for the company’s blockbuster immunology drug Humira, AbbVie continued to advance key drugs in multiple therapeutic areas, such as Skyrizi and Rinvoq in immunology, Venclexta in oncology, and Vraylar in neuroscience, while Botox and Juvederm in aesthetics also continued to sell well. In our opinion, AbbVie is committed to distributing cash to shareholders via an attractive, growing, and well-covered dividend, share repurchases, and reduction of debt related to the 2020 Allergan acquisition.
Chevron explores, produces, and markets crude oil and natural gas. It also owns and operates downstream assets that include refining, chemicals, lubricants & additives, and fuel retail & marketing. Shares outperformed as oil and gas prices stayed at elevated levels, exacerbated by the prolonged war in Ukraine. While oil prices declined beginning in mid-June 2022, Chevron’s share price rose after the OPEC+ oil producing nations decided to cut production to reduce supply in early October. Strong refining margins also helped the company’s shares. In our opinion, Chevron’s integrated business model, geographic and product diversification, strong balance sheet, and continued efforts to manage costs and improve capital efficiencies allow the company to generate sustainable cash flow through commodity price cycles and return cash to shareholders via an attractive and growing dividend and share buybacks using excess free cash flow.
The most significant detractors from the Fund’s absolute performance during the same period were global software company Microsoft and medical device maker Medtronic.
Microsoft serves enterprises and consumers. Shares were pressured on persistent concerns that the company’s end markets were slowing. Although the PC market has declined, we believe that Microsoft’s movement towards a subscription-based business model rather than relying on perpetual licenses, along with the continued growth of its cloud business, position the company to perform better than in past economic downturns, even if the world slips into a recession. We believe that management is dedicated to shareholder returns through continued improvements to its dividend and share repurchase plans.
Medtronic develops and sells therapeutic and diagnostic medical devices to treat a variety of conditions, including cardiac rhythm diseases, vascular and heart disease, spinal conditions and diabetes. The company has also developed a line of advanced surgical devices and systems. Medtronic's business faced ongoing challenges due to the COVID-19 pandemic, which depressed surgical procedure volumes and created supply-chain disruptions that led to product availability issues. While revenues, earnings and cash flows recovered from the lows reached during the peak of the pandemic, certain procedure volumes did not recover fully, and supply-chain shortages continued to plague certain products. We view these challenges as temporary macro headwinds and expect financial performance to continue to improve going forward. We also note that cash flow generation has continued to comfortably cover the dividend (which was increased by 8% in May) as well as share repurchases. Medtronic has a broad portfolio of medical devices serving multiple therapeutic areas that it sells to a global customer base. In our opinion, the company has a track record of innovation and a promising development pipeline, and it returned capital to owners through a consistently growing dividend and regular share repurchases, with a minimum combined payout of 50% of free cash flow.
What were some of the largest purchases and sales in the equity portion of the Fund during the reporting period?
The equity portion of the Fund initiated positions in pharmaceutical firm Eli Lilly and Company and global financial services firm Bank of America.
Eli Lilly discovers, develops and commercializes medicines in large, growing and defensive therapeutic areas with high unmet needs, including endocrinology, oncology, immunology and neurology. The company's diabetes franchise is particularly strong. We believe that the company has a favorable growth outlook with several promising drugs recently launched or awaiting approval, and a broad pipeline of drugs in various stages of clinical development. Eli Lilly returned cash to owners through a growing dividend and regular share repurchases. The dividend is targeted to grow in line with earnings and is well covered by free cash flow.
Bank of America holds over $3 trillion in assets, operating a diversified business model with four main business segments including consumer banking, global wealth & investment management, global banking and global markets. The company maintains a well-capitalized balance sheet with a core deposit
10	MainStay Income Builder Fund

franchise that supports improving profitability in a rising interest-rate environment. Bank of America returned excess capital to shareholders with an attractive, growing dividend, and regular share repurchases.
The equity portion of the Fund’s most significant sales during the same period included its entire positions in financial firms Generali and Tokio Marine.
Generali offers life and health insurance, savings products, property/casualty insurance, and asset management services to retail and commercial customers throughout Europe and across several Asian markets. We believe increasing local political uncertainty, rising interest rates, and weakening economic conditions heighten the risks to Generali's shareholder yield as a result of the company's orientation toward retail policyholders and its investment concentration in Italian government bonds. We sold the Fund’s position to reallocate capital to other opportunities.
A diversified insurance and asset management company, Tokio Marine is the largest insurer in Japan and has strong market positions in several markets outside Japan with dynamic growth prospects. While the company pays an attractive dividend, Tokio Marine's investment concentration in domestic equities exposes its capital base to a correction in Japanese equity prices, while the company's own strong share price performance has limited its prospective shareholder yield. We sold the Fund’s position in favor of other opportunities.
How did sector and country weightings change in the equity portion of the Fund during the reporting period?
During the reporting period, the most significant sector allocation changes in the equity portion of the Fund included decreased exposure to consumer discretionary and information technology, and increased exposure to health care and industrials. From a country perspective, the equity portion of the Fund’s most significant allocation changes included increased exposure to the United States, and reduced exposure to Canada and Germany. The equity portion of the Fund’s sector and country allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we believe can collect and distribute sustainable, growing shareholder yield.
How was the equity portion of the Fund positioned at the end of the reporting period?
As of October 31, 2022, the equity portion of the Fund’s largest sector allocations on an absolute basis were to information technology and health care, while its smallest total sector allocations were to real estate, materials and energy. As of the same date, relative to the MSCI World Index (Net), the equity portion of the Fund held its most overweight exposure to utilities, a defensive sector that is typically more heavily represented in the Fund. The most significant underweight exposures were to the information technology and consumer discretionary sectors. The portfolio's positioning in terms of sector allocations is an outcome of our bottom-up fundamental investment process and reflects where we are finding opportunities in which we are confident in our abilities to collect sustainable, growing shareholder yield.
What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?
The performance of the Bloomberg U.S. Aggregate Bond Index during the reporting period was primarily driven by substantial increases in interest rates. The Fund underperformed the Bloomberg U.S. Aggregate Bond Index largely due to overweight allocation to high-grade, high-yield corporates and emerging-market credit, which detracted from relative returns as spreads4 widened. Conversely, the Fund’s underweight allocation to agency mortgages made a positive contribution to relative performance.
What was the duration strategy of the fixed-income portion of the Fund during the reporting period?
The Fund’s strategy was to keep duration neutral to the Bloomberg U.S. Aggregate Bond Index through the first half of the reporting period, then to add duration as yields rose. As of October 31, 2022, the effective duration for the Fund was 6.60 years relative to the 6.10 years for the benchmark.
During the reporting period, which sectors were the strongest positive contributors to the relative performance of the fixed-income portion of the Fund and which sectors were particularly weak?
During the reporting period, as stated above, the Fund’s underweight exposure to agency mortgages contributed positively to returns relative to the Bloomberg U.S. Aggregate Bond Index. Conversely, high-grade and high-yield corporate bond positions detracted from relative performance. Within the Fund’s corporate exposure, the banking, autos, electric and midstream industries were among the most significant laggards.
What were some of the largest purchases and sales in the fixed-income portion of the Fund during the reporting period?
During the reporting period, the Fund added credits issued by private equity firm Starwood Capital Group. During the same period, the Fund reduced its exposure to investment bank and financial services providers Bank of America and JP Morgan
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
11

Chase. In addition, the Fund sold its shares of Progress Residential Trust to provide liquidity to the Fund.
How did the sector weightings in the fixed-income portion of the Fund change during the reporting period?
During the reporting period, the Fund increased its exposure to agency mortgages and consumer asset-backed securities. During the same period, the Fund trimmed its exposure to bank loans, as well as emerging-market and investment-grade bonds.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, relative to the Bloomberg U.S. Aggregate Bond Index, the Fund held overweight exposure to high-grade and high-yield corporate bonds, as well as securitized product. As of the same date, the Fund held underweight exposure to U.S. Treasury securities and agency mortgages.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
12	MainStay Income Builder Fund

Portfolio of Investments October 31, 2022†
	Principal Amount	Value
Long-Term Bonds 40.8%
Asset-Backed Securities 4.4%
Automobile Asset-Backed Securities 1.2%
American Credit Acceptance Receivables Trust
Series 2021-3, Class D
1.34%, due 11/15/27 (a)	$ 1,535,000	$ 1,436,702
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2021-1A, Class A
1.38%, due 8/20/27	2,700,000	2,300,251
Series 2020-2A, Class A
2.02%, due 2/20/27	845,000	747,214
Series 2020-1A, Class A
2.33%, due 8/20/26	635,000	575,333
Carmax Auto Owner Trust
Series 2022-3, Class A3
3.97%, due 4/15/27	1,555,000	1,518,030
Drive Auto Receivables Trust
Series 2021-2, Class D
1.39%, due 3/15/29	1,200,000	1,085,157
Enterprise Fleet Financing LLC
Series 2022-2, Class A3
4.79%, due 5/21/29 (a)	815,000	791,108
Flagship Credit Auto Trust
Series 2020-3, Class D
2.50%, due 9/15/26 (a)	580,000	532,573
Ford Credit Auto Owner Trust
Series 2020-2, Class A
1.06%, due 4/15/33 (a)	1,105,000	969,663
Ford Credit Floorplan Master Owner Trust
Series 2018-4, Class A
4.06%, due 11/15/30	1,625,000	1,477,536
Hertz Vehicle Financing III LP
Series 2021-2A, Class D
4.34%, due 12/27/27 (a)	3,070,000	2,457,072
Hertz Vehicle Financing LLC
Series 2021-1A, Class B
1.56%, due 12/26/25 (a)	1,235,000	1,123,730
J.P. Morgan Chase Bank NA
Series 2020-1, Class B
0.991%, due 1/25/28 (a)	173,189	169,911
		15,184,280
	Principal Amount	Value

Home Equity Asset-Backed Securities 0.1%
Carrington Mortgage Loan Trust
Series 2007-HE1, Class A3
3.776% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	$ 1,306,784	$ 1,266,206
Equity One Mortgage Pass-Through Trust
Series 2003-3, Class AF4
5.495%, due 12/25/33 (c)	15,606	15,488
J.P. Morgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1
3.686% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	305,989	192,229
MASTR Asset-Backed Securities Trust
Series 2006-HE4, Class A1
3.686% (1 Month LIBOR + 0.10%), due 11/25/36 (b)	486,138	168,531
		1,642,454
Other Asset-Backed Securities 3.1%
American Airlines Pass-Through Trust
Series 2016-2, Class AA
3.20%, due 6/15/28	504,560	420,516
Series 2016-2, Class A
3.65%, due 6/15/28	1,172,360	885,791
Series 2013-2, Class A
4.95%, due 1/15/23	1,587,700	1,571,500
AMSR Trust
Series 2020-SFR4, Class A
1.355%, due 11/17/37 (a)	2,643,000	2,311,347
British Airways Pass-Through Trust
Series 2021-1, Class A
2.90%, due 3/15/35 (United Kingdom) (a)	1,975,507	1,573,932
CF Hippolyta Issuer LLC (a)
Series 2021-1A, Class A1
1.53%, due 3/15/61	2,457,449	2,106,671
Series 2020-1, Class A1
1.69%, due 7/15/60	1,165,811	1,024,887
Series 2020-1, Class A2
1.99%, due 7/15/60	1,154,632	942,375
Crown Castle Towers LLC
4.241%, due 7/15/28 (a)	2,680,000	2,436,018
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	76,914	76,411
DB Master Finance LLC (a)
Series 2021-1A, Class A23
2.791%, due 11/20/51	2,238,087	1,661,549

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
DB Master Finance LLC (a) (continued)
Series 2019-1A, Class A23
4.352%, due 5/20/49	$ 402,550	$ 354,362
FirstKey Homes Trust
Series 2020-SFR1, Class A
1.339%, due 8/17/37 (a)	2,470,254	2,178,330
Home Partners of America Trust (a)
Series 2021-2, Class A
1.901%, due 12/17/26	685,978	583,582
Series 2021-2, Class B
2.302%, due 12/17/26	1,314,458	1,125,582
MMAF Equipment Finance LLC
Series 2020-BA, Class A4
0.66%, due 11/15/27 (a)	3,750,000	3,369,057
Navient Private Education Refi Loan Trust (a)
Series 2021-BA, Class A
0.94%, due 7/15/69	507,829	425,884
Series 2020-EA, Class A
1.69%, due 5/15/69	760,719	677,404
Series 2021-EA, Class B
2.03%, due 12/16/69	3,245,000	2,011,702
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	1,585,000	1,328,013
Series 2021-1, Class B1
2.41%, due 10/20/61	1,535,000	1,243,203
PFS Financing Corp.
Series 2022-D, Class A
4.27%, due 8/15/27 (a)	1,380,000	1,315,743
Progress Residential Trust (a)
Series 2021-SFR1, Class A
1.052%, due 4/17/38	1,563,616	1,316,459
Series 2020-SFR3, Class A
1.294%, due 10/17/27	1,580,461	1,404,762
Series 2021-SFR4, Class B
1.808%, due 5/17/38	1,780,000	1,515,558
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class A
1.33%, due 7/20/37 (a)	505,114	468,645
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	1,637,625	1,195,365
	Principal Amount	Value

Other Asset-Backed Securities (continued)
U.S. Airways Pass-Through Trust
Series 2012-1, Class A
5.90%, due 10/1/24	$ 971,993	$ 935,885
United Airlines Pass-Through Trust
Series 2020-1, Class A
5.875%, due 10/15/27	1,557,055	1,502,368
		37,962,901
Total Asset-Backed Securities (Cost $63,358,547)		54,789,635
Corporate Bonds 20.5%
Aerospace & Defense 0.1%
Boeing Co. (The)
3.75%, due 2/1/50	880,000	563,056
Howmet Aerospace, Inc.
3.00%, due 1/15/29	1,500,000	1,248,570
		1,811,626
Agriculture 0.2%
BAT Capital Corp.
3.734%, due 9/25/40 (United Kingdom)	2,105,000	1,325,265
BAT International Finance plc
4.448%, due 3/16/28 (United Kingdom)	1,170,000	1,036,255
		2,361,520
Airlines 0.6%
American Airlines, Inc. (a)
5.50%, due 4/20/26	1,400,000	1,333,250
5.75%, due 4/20/29	850,000	773,500
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	1,080,000	1,052,392
4.75%, due 10/20/28	2,125,000	1,976,858
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	1,767,000	1,746,865
		6,882,865
Auto Manufacturers 1.1%
Ford Motor Credit Co. LLC
2.30%, due 2/10/25	1,935,000	1,750,207
2.70%, due 8/10/26	940,000	814,491
3.35%, due 11/1/22	820,000	820,000
4.125%, due 8/17/27	1,650,000	1,465,282
General Motors Co.
5.60%, due 10/15/32	530,000	481,014
General Motors Financial Co., Inc.
2.35%, due 1/8/31	810,000	592,977

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Income Builder Fund

	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers (continued)
General Motors Financial Co., Inc. (continued)
2.70%, due 6/10/31	$ 2,015,000	$ 1,499,353
4.30%, due 4/6/29	1,125,000	988,091
Nissan Motor Acceptance Co. LLC (a)
1.125%, due 9/16/24	1,935,000	1,727,688
1.85%, due 9/16/26	3,205,000	2,514,476
Volkswagen Group of America Finance LLC
4.60%, due 6/8/29 (Germany) (a)	840,000	762,328
		13,415,907
Banks 7.3%
Banco Santander SA
5.294%, due 8/18/27 (Spain)	1,800,000	1,659,961
Bank of America Corp.
2.087%, due 6/14/29 (d)	1,690,000	1,367,560
2.496%, due 2/13/31 (d)	1,600,000	1,257,069
2.572%, due 10/20/32 (d)	1,195,000	901,557
2.687%, due 4/22/32 (d)	1,110,000	857,867
3.194%, due 7/23/30 (d)	1,425,000	1,192,130
3.384%, due 4/2/26 (d)	1,115,000	1,047,474
Series MM
4.30%, due 1/28/25 (d)(e)	2,184,000	1,807,806
Series DD
6.30%, due 3/10/26 (d)(e)	2,085,000	2,033,000
8.57%, due 11/15/24	485,000	509,917
Barclays plc (United Kingdom) (b)(e)
4.375% (5 Year Treasury Constant Maturity Rate + 3.41%), due 3/15/28	2,000,000	1,327,418
8.00% (5 Year Treasury Constant Maturity Rate + 5.431%), due 3/15/29	1,605,000	1,437,846
BNP Paribas SA (France) (a)
3.052%, due 1/13/31 (d)	2,395,000	1,862,592
4.625% (5 Year Treasury Constant Maturity Rate + 3.196%), due 1/12/27 (b)(e)	1,450,000	1,109,970
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (b)(e)	2,090,000	1,444,712
7.75% (5 Year Treasury Constant Maturity Rate + 4.899%), due 8/16/29 (b)(e)	550,000	518,559
	Principal Amount	Value

Banks (continued)
BPCE SA
2.045%, due 10/19/27 (France) (a)(d)	$ 1,255,000	$ 1,042,370
Citigroup, Inc.
2.52%, due 11/3/32 (d)	1,195,000	894,032
3.668%, due 7/24/28 (d)	1,180,000	1,058,435
3.98%, due 3/20/30 (d)	2,370,000	2,088,168
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (b)(e)	2,005,000	1,566,097
5.30%, due 5/6/44	600,000	505,617
6.625%, due 6/15/32	770,000	779,326
Citizens Bank NA
6.064%, due 10/24/25 (d)	1,095,000	1,102,799
Citizens Financial Group, Inc.
2.638%, due 9/30/32	2,715,000	1,930,772
Credit Agricole SA
4.75% (5 Year Treasury Constant Maturity Rate + 3.237%), due 3/23/29 (France) (a)(b)(e)	2,340,000	1,680,306
Credit Suisse Group AG (Switzerland) (a)(d)
2.593%, due 9/11/25	1,500,000	1,332,084
3.091%, due 5/14/32	1,930,000	1,323,766
6.442%, due 8/11/28	1,170,000	1,056,020
Deutsche Bank AG (Germany)
Series E
0.962%, due 11/8/23	1,555,000	1,478,925
3.035%, due 5/28/32 (d)	600,000	422,024
4.276% (SOFR + 1.219%), due 11/16/27 (b)	1,945,000	1,672,874
5.371%, due 9/9/27	955,000	905,690
First Horizon Bank
5.75%, due 5/1/30	1,555,000	1,483,384
First Horizon Corp.
4.00%, due 5/26/25	2,100,000	2,010,876
Freedom Mortgage Corp.
7.625%, due 5/1/26 (a)	860,000	679,434
Goldman Sachs Group, Inc. (The)
1.431%, due 3/9/27 (d)	1,255,000	1,073,678
1.948%, due 10/21/27 (d)	1,435,000	1,219,220
1.992%, due 1/27/32 (d)	1,370,000	999,650
2.615%, due 4/22/32 (d)	1,005,000	766,577
3.102%, due 2/24/33 (d)	905,000	708,787
3.50%, due 11/16/26	1,085,000	994,982
4.075% (3 Month LIBOR + 1.17%), due 5/15/26 (b)	2,245,000	2,215,781
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Goldman Sachs Group, Inc. (The) (continued)
6.75%, due 10/1/37	$ 829,000	$ 819,628
HSBC Holdings plc (United Kingdom) (d)
3.973%, due 5/22/30	2,365,000	1,949,474
7.336%, due 11/3/26	525,000	526,453
JPMorgan Chase & Co.
2.182%, due 6/1/28 (d)	1,800,000	1,522,645
4.246% (SOFR + 1.18%), due 2/24/28 (b)(f)	1,995,000	1,931,779
4.323%, due 4/26/28 (d)	2,185,000	2,032,470
Series HH
4.60%, due 2/1/25 (d)(e)	1,552,000	1,385,005
Lloyds Banking Group plc (United Kingdom)
4.582%, due 12/10/25	1,038,000	951,391
4.65%, due 3/24/26	2,540,000	2,334,380
4.976% (1 Year Treasury Constant Maturity Rate + 2.30%), due 8/11/33 (b)	870,000	744,364
Macquarie Group Ltd.
2.871%, due 1/14/33 (Australia) (a)(d)	1,925,000	1,420,346
Mizuho Financial Group, Inc.
3.261% (1 Year Treasury Constant Maturity Rate + 1.25%), due 5/22/30 (Japan) (b)	1,290,000	1,072,814
Morgan Stanley
2.484%, due 9/16/36 (d)	2,115,000	1,497,384
2.511%, due 10/20/32 (d)	1,530,000	1,151,920
5.00%, due 11/24/25	1,980,000	1,975,397
NatWest Group plc
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28 (United Kingdom) (b)	3,705,000	3,145,717
Societe Generale SA (France) (a)(b)
3.337% (1 Year Treasury Constant Maturity Rate + 1.60%), due 1/21/33	1,590,000	1,165,561
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26 (e)	935,000	718,547
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30 (e)	2,600,000	1,883,314
	Principal Amount	Value

Banks (continued)
Standard Chartered plc (United Kingdom) (a)(b)
1.822% (1 Year Treasury Constant Maturity Rate + 0.95%), due 11/23/25	$ 2,510,000	$ 2,243,927
4.75% (5 Year Treasury Constant Maturity Rate + 3.805%), due 1/14/31 (e)	1,225,000	817,371
SVB Financial Group
Series C
4.00% (5 Year Treasury Constant Maturity Rate + 3.202%), due 5/15/26 (b)(e)	1,810,000	1,266,630
UBS Group AG (Switzerland) (a)(b)
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (e)	2,350,000	1,632,427
4.751% (1 Year Treasury Constant Maturity Rate + 1.75%), due 5/12/28	960,000	879,733
Wachovia Corp.
5.50%, due 8/1/35	315,000	286,610
Wells Fargo & Co.
2.879%, due 10/30/30 (d)	900,000	738,417
4.897%, due 7/25/33 (d)	935,000	855,474
4.90%, due 11/17/45	55,000	43,861
Westpac Banking Corp.
3.02% (5 Year Treasury Constant Maturity Rate + 1.53%), due 11/18/36 (Australia) (b)	1,255,000	887,858
		91,208,009
Chemicals 0.3%
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (Brazil) (a)	2,135,000	1,853,735
Huntsman International LLC
4.50%, due 5/1/29	1,862,000	1,621,784
		3,475,519
Commercial Services 0.3%
Ashtead Capital, Inc.
4.00%, due 5/1/28 (United Kingdom) (a)	935,000	820,968
California Institute of Technology
3.65%, due 9/1/19	898,000	531,877
Carriage Services, Inc.
4.25%, due 5/15/29 (a)	680,000	523,314

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Income Builder Fund

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
Sodexo, Inc.
2.718%, due 4/16/31 (France) (a)	$ 2,370,000	$ 1,819,724
		3,695,883
Computers 0.6%
Dell International LLC
3.375%, due 12/15/41 (a)	2,090,000	1,297,092
4.90%, due 10/1/26	1,749,000	1,678,745
5.30%, due 10/1/29	810,000	758,310
8.10%, due 7/15/36	1,242,000	1,315,723
NCR Corp.
5.00%, due 10/1/28 (a)	2,376,000	1,996,551
		7,046,421
Diversified Financial Services 1.9%
AerCap Ireland Capital DAC (Ireland)
2.45%, due 10/29/26	1,585,000	1,338,446
3.30%, due 1/23/23	1,275,000	1,268,512
Air Lease Corp.
2.30%, due 2/1/25	1,915,000	1,750,498
2.75%, due 1/15/23	1,850,000	1,839,491
4.25%, due 9/15/24	1,185,000	1,152,695
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(b)(e)	1,765,000	1,319,953
Ally Financial, Inc.
3.875%, due 5/21/24	810,000	782,208
Series C
4.70% (7 Year Treasury Constant Maturity Rate + 3.481%), due 5/15/28 (b)(e)	1,320,000	887,700
8.00%, due 11/1/31	1,685,000	1,728,154
Aviation Capital Group LLC
1.95%, due 1/30/26 (a)	1,210,000	1,010,678
Avolon Holdings Funding Ltd. (Ireland) (a)
2.125%, due 2/21/26	1,515,000	1,242,121
2.875%, due 2/15/25	2,720,000	2,435,950
Banco BTG Pactual SA (Brazil) (a)
2.75%, due 1/11/26	2,630,000	2,301,250
4.50%, due 1/10/25	850,000	811,108
Capital One Financial Corp.
5.247%, due 7/26/30 (d)	915,000	838,356
Nomura Holdings, Inc.
5.099%, due 7/3/25 (Japan)	1,845,000	1,806,153
	Principal Amount	Value

Diversified Financial Services (continued)
OneMain Finance Corp.
3.50%, due 1/15/27	$ 885,000	$ 725,358
6.125%, due 3/15/24	540,000	527,591
		23,766,222
Electric 1.4%
AEP Texas, Inc.
4.70%, due 5/15/32	1,135,000	1,033,159
Alabama Power Co.
3.00%, due 3/15/52	785,000	494,292
Arizona Public Service Co.
2.20%, due 12/15/31	1,930,000	1,423,128
Calpine Corp.
5.125%, due 3/15/28 (a)	1,245,000	1,103,834
Duquesne Light Holdings, Inc.
3.616%, due 8/1/27 (a)	2,265,000	1,999,163
Edison International
Series B
5.00% (5 Year Treasury Constant Maturity Rate + 3.901%), due 12/15/26 (b)(e)	2,140,000	1,733,400
Entergy Louisiana LLC
4.00%, due 3/15/33	2,200,000	1,919,354
Jersey Central Power & Light Co.
2.75%, due 3/1/32 (a)	1,655,000	1,287,789
National Rural Utilities Cooperative Finance Corp.
5.80%, due 1/15/33	1,065,000	1,077,854
Nevada Power Co.
Series GG
5.90%, due 5/1/53	530,000	523,198
NSTAR Electric Co.
4.95%, due 9/15/52	580,000	518,957
Ohio Power Co.
Series R
2.90%, due 10/1/51	1,000,000	597,047
Southern California Edison Co.
Series E
3.70%, due 8/1/25	870,000	835,072
4.00%, due 4/1/47	1,320,000	941,684
Virginia Electric and Power Co.
2.95%, due 11/15/51	1,035,000	639,634
WEC Energy Group, Inc.
5.018% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	1,095,000	903,375
		17,030,940
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Entertainment 0.1%
Warnermedia Holdings, Inc.
4.279%, due 3/15/32 (a)	$ 1,340,000	$ 1,082,383
Environmental Control 0.1%
Stericycle, Inc.
3.875%, due 1/15/29 (a)	280,000	243,205
Waste Connections, Inc.
2.20%, due 1/15/32	1,100,000	846,314
		1,089,519
Food 0.2%
JBS USA LUX SA
5.75%, due 4/1/33 (a)	1,400,000	1,261,596
Smithfield Foods, Inc.
4.25%, due 2/1/27 (a)	1,180,000	1,066,844
		2,328,440
Gas 0.3%
National Fuel Gas Co.
2.95%, due 3/1/31	1,050,000	787,314
Piedmont Natural Gas Co., Inc.
5.05%, due 5/15/52	1,040,000	872,574
Southern California Gas Co.
Series VV
4.30%, due 1/15/49 (f)	845,000	646,205
Southern Co. Gas Capital Corp.
Series 21A
3.15%, due 9/30/51	1,970,000	1,188,990
		3,495,083
Home Builders 0.1%
Thor Industries, Inc.
4.00%, due 10/15/29 (a)	891,000	720,623
Insurance 0.8%
Athene Global Funding
2.50%, due 3/24/28 (a)	1,580,000	1,299,369
Equitable Holdings, Inc.
5.00%, due 4/20/48	2,305,000	1,848,542
Peachtree Corners Funding Trust
3.976%, due 2/15/25 (a)	940,000	901,327
Protective Life Corp.
8.45%, due 10/15/39	1,640,000	1,846,055
Reliance Standard Life Global Funding II
2.50%, due 10/30/24 (a)	2,420,000	2,276,481
	Principal Amount	Value

Insurance (continued)
Voya Financial, Inc.
3.65%, due 6/15/26	$ 690,000	$ 639,780
Willis North America, Inc.
2.95%, due 9/15/29	1,735,000	1,403,795
3.875%, due 9/15/49	440,000	289,745
		10,505,094
Internet 0.2%
Expedia Group, Inc.
3.25%, due 2/15/30	1,890,000	1,523,184
3.80%, due 2/15/28	440,000	391,239
5.00%, due 2/15/26	60,000	57,980
6.25%, due 5/1/25 (a)	207,000	206,650
		2,179,053
Lodging 0.2%
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	299,000	267,979
Las Vegas Sands Corp.
3.20%, due 8/8/24	1,415,000	1,347,336
Sands China Ltd.
5.625%, due 8/8/25 (Macao) (c)	1,310,000	1,156,678
		2,771,993
Media 0.2%
DISH DBS Corp.
5.75%, due 12/1/28 (a)	1,180,000	951,375
Grupo Televisa SAB
5.25%, due 5/24/49 (Mexico)	930,000	765,576
Time Warner Cable Enterprises LLC
8.375%, due 3/15/23	800,000	808,711
		2,525,662
Mining 0.2%
Glencore Funding LLC
1.625%, due 9/1/25 (Australia) (a)	2,805,000	2,495,623
Miscellaneous—Manufacturing 0.1%
Textron Financial Corp.
4.64% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(b)	2,720,000	1,868,536
Oil & Gas 0.2%
Gazprom PJSC Via Gaz Capital SA
7.288%, due 8/16/37 (Russia) (a)(g)	2,065,000	1,104,775
Southwestern Energy Co.
4.75%, due 2/1/32	479,000	413,473

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Income Builder Fund

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Valero Energy Corp.
6.625%, due 6/15/37	$ 1,050,000	$ 1,051,635
		2,569,883
Packaging & Containers 0.1%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	200,000	187,900
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)(f)	1,386,000	1,323,608
		1,511,508
Pharmaceuticals 0.4%
Becton Dickinson and Co.
4.669%, due 6/6/47	935,000	782,416
CVS Health Corp.
4.78%, due 3/25/38	1,110,000	963,433
Teva Pharmaceutical Finance Netherlands III BV (Israel)
3.15%, due 10/1/26	2,995,000	2,530,775
4.75%, due 5/9/27	1,335,000	1,178,138
		5,454,762
Pipelines 1.1%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39	1,580,000	1,172,410
DT Midstream, Inc.
4.30%, due 4/15/32 (a)	1,375,000	1,181,180
Energy Transfer LP
4.95%, due 6/15/28	980,000	912,806
5.35%, due 5/15/45	1,000,000	785,970
Enterprise Products Operating LLC
3.95%, due 1/31/60	1,460,000	969,640
4.20%, due 1/31/50	405,000	297,641
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	2,030,000	1,565,350
Hess Midstream Operations LP (a)
4.25%, due 2/15/30	320,000	273,648
5.50%, due 10/15/30	1,185,000	1,069,107
Holly Energy Partners LP
6.375%, due 4/15/27 (a)	760,000	731,474
MPLX LP
2.65%, due 8/15/30	1,705,000	1,342,265
Targa Resources Corp.
4.20%, due 2/1/33	800,000	667,848
Transcontinental Gas Pipe Line Co. LLC
4.60%, due 3/15/48	2,070,000	1,632,591
	Principal Amount	Value

Pipelines (continued)
Western Midstream Operating LP
5.50%, due 2/1/50 (c)	$ 860,000	$ 669,494
		13,271,424
Real Estate 0.1%
Realogy Group LLC
5.75%, due 1/15/29 (a)(f)	1,305,000	937,969
Real Estate Investment Trusts 0.9%
American Tower Corp.
3.375%, due 10/15/26	1,920,000	1,737,402
3.60%, due 1/15/28	1,025,000	908,314
Digital Realty Trust LP
4.45%, due 7/15/28 (f)	2,255,000	2,079,815
GLP Capital LP
3.35%, due 9/1/24	1,280,000	1,199,064
Invitation Homes Operating Partnership LP
2.00%, due 8/15/31	1,600,000	1,123,167
Iron Mountain, Inc.
5.25%, due 7/15/30 (a)	1,285,000	1,108,715
Office Properties Income Trust
2.40%, due 2/1/27	1,335,000	917,373
Starwood Property Trust, Inc. (a)
3.75%, due 12/31/24	1,695,000	1,584,537
4.375%, due 1/15/27	940,000	830,274
		11,488,661
Retail 0.5%
AutoNation, Inc.
4.75%, due 6/1/30	1,680,000	1,446,544
Nordstrom, Inc.
4.00%, due 3/15/27	760,000	644,345
4.25%, due 8/1/31 (f)	1,260,000	914,760
QVC, Inc.
4.375%, due 9/1/28	2,215,000	1,605,875
Starbucks Corp.
4.45%, due 8/15/49	515,000	411,105
Victoria's Secret & Co.
4.625%, due 7/15/29 (a)	1,830,000	1,455,765
		6,478,394
Software 0.1%
Fidelity National Information Services, Inc.
5.10%, due 7/15/32	655,000	616,529
MSCI, Inc.
3.25%, due 8/15/33 (a)	965,000	745,991
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Software (continued)
Oracle Corp.
3.65%, due 3/25/41	$ 575,000	$ 389,390
		1,751,910
Telecommunications 0.8%
Altice France SA
5.125%, due 7/15/29 (France) (a)	2,100,000	1,581,668
AT&T, Inc.
3.50%, due 9/15/53	2,184,000	1,401,757
Level 3 Financing, Inc.
3.40%, due 3/1/27 (a)	1,400,000	1,205,204
Sprint Spectrum Co. LLC
4.738%, due 3/20/25 (a)	2,606,256	2,569,474
T-Mobile US, Inc.
2.625%, due 2/15/29	715,000	591,043
Verizon Communications, Inc.
4.005% (3 Month LIBOR + 1.10%), due 5/15/25 (b)	2,705,000	2,703,214
		10,052,360
Total Corporate Bonds (Cost $305,520,090)		255,273,792
Foreign Government Bonds 0.7%
Brazil 0.1%
Brazil Government Bond
3.75%, due 9/12/31 (f)	995,000	817,551
Chile 0.3%
Chile Government Bond
2.55%, due 7/27/33 (f)	1,845,000	1,371,901
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	2,340,000	1,818,788
		3,190,689
Colombia 0.1%
Colombia Government Bond
3.25%, due 4/22/32 (f)	1,780,000	1,181,299
4.50%, due 1/28/26	560,000	502,796
		1,684,095
Mexico 0.2%
Comision Federal de Electricidad
3.875%, due 7/26/33 (a)	2,755,000	1,962,937
	Principal Amount	Value

Mexico (continued)
Mexico Government Bond
3.75%, due 4/19/71 (f)	$ 1,860,000	$ 1,075,645
		3,038,582
Total Foreign Government Bonds (Cost $12,083,464)		8,730,917
Loan Assignments 0.1%
Diversified/Conglomerate Service 0.1%
TruGreen LP (b)
First Lien Second Refinancing Term Loan
7.754% (1 Month LIBOR + 4.00%), due 11/2/27	754,349	695,887
Second Lien Initial Term Loan
11.615% (3 Month LIBOR + 8.50%), due 11/2/28	580,000	487,200
		1,183,087
Total Loan Assignments (Cost $1,319,519)		1,183,087
Mortgage-Backed Securities 10.2%
Agency (Collateralized Mortgage Obligations) 3.7%
FHLMC
REMIC, Series 5187, Class SA
(zero coupon) (SOFR 30A + 1.80%), due 1/25/52 (b)(h)	2,430,985	12,295
REMIC, Series 5200, Class SA
0.503% (SOFR 30A + 3.50%), due 2/25/52 (b)(h)	2,702,231	77,709
REMIC, Series 5021, Class SA
0.553% (SOFR 30A + 3.55%), due 10/25/50 (b)(h)	3,181,233	108,725
REMIC, Series 5073, Class DG
1.50%, due 8/25/38	408,587	400,774
REMIC, Series 5038, Class KA
1.50%, due 11/25/50	2,351,667	1,775,417
REMIC, Series 5070, Class PI
3.00%, due 8/25/50 (h)	1,694,181	280,184
REMIC, Series 5011, Class MI
3.00%, due 9/25/50 (h)	1,790,904	290,164
REMIC, Series 5023, Class LI
3.00%, due 10/25/50 (h)	1,420,781	227,938
REMIC, Series 5094, Class IP
3.00%, due 4/25/51 (h)	1,439,458	221,649
REMIC, Series 5160
3.00%, due 10/25/51 (h)	1,762,192	217,431

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Income Builder Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (continued)
REMIC, Series 5040
3.50%, due 11/25/50 (h)	$ 1,275,723	$ 218,150
FHLMC, Strips
Series 311
(zero coupon), due 8/15/43	726,527	526,481
Series 311, Class S1
2.538% (1 Month LIBOR + 5.95%), due 8/15/43 (b)(h)	2,072,049	181,763
FNMA
REMIC, Series 2022-3, Class YS
(zero coupon) (SOFR 30A + 2.55%), due 2/25/52 (b)(h)	9,897,919	141,708
REMIC, Series 2022-5, Class SN
(zero coupon) (SOFR 30A + 1.80%), due 2/25/52 (b)(h)	1,359,938	5,603
REMIC, Series 2021-40, Class SI
2.364% (1 Month LIBOR + 5.95%), due 9/25/47 (b)(h)	2,631,032	230,467
REMIC, Series 2016-57, Class SN
2.464% (1 Month LIBOR + 6.05%), due 6/25/46 (b)(h)	2,116,104	198,281
REMIC, Series 2021-34, Class MI
2.50%, due 3/25/51 (h)	3,980,345	521,102
REMIC, Series 2021-12, Class JI
2.50%, due 3/25/51 (h)	1,392,686	212,045
REMIC, Series 2021-10, Class LI
2.50%, due 3/25/51 (h)	937,129	143,342
REMIC, Series 2021-54, Class HI
2.50%, due 6/25/51 (h)	645,194	80,476
REMIC, Series 2013-77, Class CY
3.00%, due 7/25/43	1,387,380	1,233,889
REMIC, Series 2021-53, Class GI
3.00%, due 7/25/48 (h)	5,220,310	845,646
REMIC, Series 2019-13, Class PE
3.00%, due 3/25/49	824,995	732,351
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (h)	3,939,523	614,366
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	1,670,497	1,522,563
REMIC, Series 2021-8, Class ID
3.50%, due 3/25/51 (h)	2,495,500	501,331
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	1,598,035	1,458,865
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA
Series 2019-136, Class YS
(zero coupon) (1 Month LIBOR + 2.83%), due 11/20/49 (b)(h)	$ 2,955,012	$ 7,780
Series 2020-5, Class AS
(zero coupon) (1 Month LIBOR + 2.82%), due 1/20/50 (b)(h)	1,530,309	7,335
Series 2021-77, Class SN
(zero coupon) (1 Month LIBOR + 2.60%), due 5/20/51 (b)(h)	7,090,596	31,255
Series 2021-122, Class SA
(zero coupon) (SOFR 30A + 2.60%), due 7/20/51 (b)(h)	4,299,342	36,856
Series 2022-19, Class SG
(zero coupon) (SOFR 30A + 2.45%), due 1/20/52 (b)(h)	6,331,219	62,563
Series 2022-24, Class SC
(zero coupon) (SOFR 30A + 2.37%), due 2/20/52 (b)(h)	32,451,762	313,620
Series 2022-6, Class AS
0.22% (SOFR 30A + 3.14%), due 1/20/52 (b)(h)	717,103	10,379
Series 2021-136, Class SB
0.28% (SOFR 30A + 3.20%), due 8/20/51 (b)(h)	11,567,073	290,663
Series 2021-158, Class SB
0.78% (SOFR 30A + 3.70%), due 9/20/51 (b)(h)	3,806,552	161,811
Series 2020-115, Class YA
1.00%, due 8/20/50	1,776,518	1,341,754
Series 2020-129, Class AG
1.00%, due 9/20/50	2,484,057	1,849,532
Series 2020-166, Class CA
1.00%, due 11/20/50	1,699,772	1,273,813
Series 2021-105, Class DB
1.00%, due 6/20/51	1,756,945	1,301,887
Series 2021-41, Class FS
2.00% (SOFR 30A + 0.20%), due 10/20/50 (b)(h)	3,728,487	428,964
Series 2020-166, Class IC
2.00%, due 11/20/50 (h)	826,916	87,642
Series 2020-188
2.00%, due 12/20/50 (h)	3,635,696	384,794
Series 2021-97, Class IN
2.50%, due 8/20/49 (h)	4,474,842	487,138
Series 2022-1, Class IA
2.50%, due 6/20/50 (h)	626,653	88,698
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2020-188, Class DI
2.50%, due 12/20/50 (h)	$ 6,305,287	$ 965,146
Series 2021-1, Class PI
2.50%, due 12/20/50 (h)	795,214	104,580
Series 2021-25, Class LI
2.50%, due 2/20/51 (h)	5,535,890	687,099
Series 2021-83, Class FM
2.50% (SOFR 30A + 0.51%), due 5/20/51 (b)	3,158,106	2,640,997
Series 2021-105, Class IE
2.50%, due 6/20/51 (h)	1,562,597	185,207
Series 2021-160, Class ID
2.50%, due 9/20/51 (h)	3,510,724	504,575
Series 2022-83
2.50%, due 11/20/51 (h)	1,539,344	203,963
Series 2021-44, Class IQ
3.00%, due 3/20/51 (h)	4,076,144	595,836
Series 2021-74, Class HI
3.00%, due 4/20/51 (h)	4,276,052	645,231
Series 2021-98, Class KI
3.00%, due 6/20/51 (h)	4,210,730	641,375
Series 2021-97, Class FA
3.00% (SOFR 30A + 0.40%), due 6/20/51 (b)	837,688	735,246
Series 2021-122, Class FA
3.00% (SOFR 30A + 0.40%), due 7/20/51 (b)	2,520,196	2,120,927
Series 2021-136, Class TI
3.00%, due 8/20/51 (h)	1,843,917	271,315
Series 2021-139, Class IA
3.00%, due 8/20/51 (h)	5,334,475	876,882
Series 2021-158, Class NI
3.00%, due 9/20/51 (h)	5,025,178	785,901
Series 2021-177, Class IM
3.00%, due 10/20/51 (h)	3,500,019	563,788
Series 2022-10, Class NF
3.00% (SOFR 30A + 0.50%), due 1/20/52 (b)	895,946	780,747
Series 2021-125, Class AF
3.17% (SOFR 30A + 0.25%), due 7/20/51 (b)	1,929,770	1,708,283
Series 2021-96, Class FG
3.22% (SOFR 30A + 0.30%), due 6/20/51 (b)	1,964,760	1,733,058
Series 2013-149, Class BA
3.25%, due 8/16/41	3,655,159	3,450,173
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2022-6, Class CF
3.28% (SOFR 30A + 0.36%), due 1/20/52 (b)	$ 717,103	$ 640,066
Series 2019-136, Class YF
3.50% (1 Month LIBOR + 0.67%), due 11/20/49 (b)	1,436,360	1,255,773
Series 2019-145, Class LF
3.50% (1 Month LIBOR + 0.67%), due 11/20/49 (b)	1,692,677	1,472,722
Series 2020-5, Class AF
3.50% (1 Month LIBOR + 0.68%), due 1/20/50 (b)	762,537	660,998
		45,377,087
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.6%
Arbor Multifamily Mortgage Securities Trust (a)
Series 2021-MF2, Class AS
2.70%, due 6/15/54 (i)	1,770,000	1,336,051
Series 2021-MF3, Class AS
2.748%, due 10/15/54	2,200,000	1,659,182
Series 2022-MF4, Class A5
3.293%, due 2/15/55 (j)	1,225,000	1,007,689
Bayview Commercial Asset Trust
Series 2006-4A, Class A1
3.931% (1 Month LIBOR + 0.345%), due 12/25/36 (a)(b)	42,598	38,943
Benchmark Mortgage Trust
Series 2020-B19, Class A2
1.691%, due 9/15/53	1,775,000	1,581,433
BX Commercial Mortgage Trust (a)
Series 2020-VIV2, Class C
3.542%, due 3/9/44 (j)	2,540,000	1,886,584
Series 2020-VIV3, Class B
3.544%, due 3/9/44 (j)	847,236	665,553
Series 2020-VIVA, Class D
3.549%, due 3/11/44 (j)	575,000	415,845
Series 2021-XL2, Class A
4.101% (1 Month LIBOR + 0.689%), due 10/15/38 (b)	1,311,302	1,240,283
Series 2021-VOLT, Class C
4.512% (1 Month LIBOR + 1.10%), due 9/15/36 (b)	2,310,000	2,130,792
Series 2021-ACNT, Class D
5.263% (1 Month LIBOR + 1.85%), due 11/15/38 (b)	2,410,000	2,264,250

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Income Builder Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Trust (a)
Series 2019-OC11, Class B
3.605%, due 12/9/41	$ 250,000	$ 198,188
Series 2019-OC11, Class C
3.856%, due 12/9/41	570,000	450,379
Series 2019-OC11, Class D
3.944%, due 12/9/41 (j)	975,000	760,137
Series 2021-LBA, Class AV
4.213% (1 Month LIBOR + 0.80%), due 2/15/36 (b)	1,910,000	1,794,209
Series 2021-ARIA, Class E
5.657% (1 Month LIBOR + 2.245%), due 10/15/36 (b)	3,250,000	2,929,822
BXHPP Trust
Series 2021-FILM, Class B
4.312% (1 Month LIBOR + 0.90%), due 8/15/36 (a)(b)	1,280,000	1,185,642
Citigroup Commercial Mortgage Trust
Series 2016-GC36, Class A5
3.616%, due 2/10/49	560,000	517,534
Extended Stay America Trust (a)(b)
Series 2021-ESH, Class C
5.113% (1 Month LIBOR + 1.70%), due 7/15/38	2,259,885	2,138,222
Series 2021-ESH, Class D
5.663% (1 Month LIBOR + 2.25%), due 7/15/38	1,557,027	1,471,257
FREMF Mortgage Trust (a)(j)
Series 2019-K99, Class B
3.645%, due 10/25/52	290,000	250,302
Series 2019-K98, Class C
3.738%, due 10/25/52	780,000	666,411
Series 2017-K71, Class B
3.752%, due 11/25/50	607,208	545,977
Series 2017-K63, Class C
3.877%, due 2/25/50	1,700,000	1,538,285
Series 2019-K94, Class B
3.966%, due 7/25/52	1,895,000	1,669,596
Series 2018-K78, Class B
4.128%, due 6/25/51	355,000	324,161
Series 2018-K81, Class B
4.173%, due 9/25/51	345,000	313,020
Series 2018-K76, Class B
4.208%, due 6/25/51	370,000	339,016
Series 2018-K79, Class B
4.211%, due 7/25/51	330,000	300,687
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
FREMF Mortgage Trust (a)(j) (continued)
Series 2018-K86, Class C
4.294%, due 11/25/51	$ 955,000	$ 851,423
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	1,640,000	1,376,927
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	2,910,000	2,448,539
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C28, Class A4
3.544%, due 1/15/49	560,000	520,675
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class A4
3.809%, due 12/15/48	830,000	776,170
Multifamily Connecticut Avenue Securities Trust
Series 2019-01, Class M10
6.836% (1 Month LIBOR + 3.25%), due 10/25/49 (a)(b)	1,900,485	1,750,765
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	4,550,000	3,624,198
Wells Fargo Commercial Mortgage Trust
Series 2018-AUS, Class A
4.058%, due 8/17/36 (a)(j)	2,345,000	2,125,405
		45,093,552
Whole Loan (Collateralized Mortgage Obligations) 2.9%
FHLMC STACR REMIC Trust (a)(b)
Series 2022-DNA1, Class M1B
4.847% (SOFR 30A + 1.85%), due 1/25/42	2,340,000	2,100,148
Series 2020-DNA6, Class M2
4.997% (SOFR 30A + 2.00%), due 12/25/50	2,689,089	2,644,707
Series 2021-HQA3, Class M2
5.097% (SOFR 30A + 2.10%), due 9/25/41	1,715,000	1,458,832
Series 2021-HQA1, Class M2
5.247% (SOFR 30A + 2.25%), due 8/25/33	2,490,000	2,276,759
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(b) (continued)
Series 2022-DNA3, Class M1B
5.897% (SOFR 30A + 2.90%), due 4/25/42	$ 2,400,000	$ 2,226,002
Series 2021-HQA1, Class B1
5.997% (SOFR 30A + 3.00%), due 8/25/33	3,045,000	2,444,624
Series 2021-DNA5, Class B1
6.047% (SOFR 30A + 3.05%), due 1/25/34	4,090,000	3,555,243
Series 2021-HQA2, Class B1
6.147% (SOFR 30A + 3.15%), due 12/25/33	1,015,000	808,290
Series 2021-HQA3, Class B1
6.347% (SOFR 30A + 3.35%), due 9/25/41	3,465,000	2,961,665
Series 2022-DNA2, Class M2
6.747% (SOFR 30A + 3.75%), due 2/25/42	1,820,000	1,663,676
FHLMC STACR Trust (a)(b)
Series 2018-DNA2, Class B1
7.286% (1 Month LIBOR + 3.70%), due 12/25/30	1,340,000	1,317,073
Series 2019-DNA1, Class B1
8.236% (1 Month LIBOR + 4.65%), due 1/25/49	2,055,000	2,100,207
FNMA (b)
Series 2018-C01, Class 1B1
7.136% (1 Month LIBOR + 3.55%), due 7/25/30	2,715,000	2,706,615
Series 2017-C05, Class 1B1
7.186% (1 Month LIBOR + 3.60%), due 1/25/30	2,299,558	2,264,681
J.P. Morgan Mortgage Trust
Series 2021-LTV2, Class A1
2.519%, due 5/25/52 (a)(i)	875,519	671,223
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.359%, due 8/25/59 (j)	2,861,264	1,711,905
Series 2019-2A, Class B6
4.891%, due 12/25/57 (i)	938,745	582,626
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
NewRez Warehouse Securitization Trust
Series 2021-1, Class A
4.336% (1 Month LIBOR + 0.75%), due 5/25/55 (a)(b)	$ 915,000	$ 895,664
STACR Trust
Series 2018-HRP2, Class B1
7.786% (1 Month LIBOR + 4.20%), due 2/25/47 (a)(b)	1,900,000	1,843,909
		36,233,849
Total Mortgage-Backed Securities (Cost $140,122,009)		126,704,488
Municipal Bond 0.1%
California 0.1%
Regents of the University of California Medical Center, Pooled, Revenue Bonds
Series N
3.006%, due 5/15/50	2,580,000	1,613,115
Total Municipal Bond (Cost $2,580,000)		1,613,115
U.S. Government & Federal Agencies 4.8%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.8%
UMBS, 20 Year
2.50%, due 4/1/42	950,422	802,602
UMBS, 30 Year
3.00%, due 3/1/52	1,859,103	1,588,870
3.00%, due 4/1/52	4,091,013	3,486,637
3.50%, due 7/1/50	1,145,255	1,017,043
3.50%, due 7/1/52	3,107,273	2,734,065
		9,629,217
Federal National Mortgage Association (Mortgage Pass-Through Securities) 1.9%
UMBS, 20 Year
2.50%, due 4/1/42	1,022,258	863,264
UMBS, 30 Year
2.50%, due 8/1/50	182,547	151,143
2.50%, due 10/1/50	140,377	115,834
3.00%, due 6/1/51	851,056	727,057
3.00%, due 11/1/51	1,293,325	1,103,683
3.00%, due 2/1/52	4,240,604	3,617,046
3.00%, due 2/1/52	1,157,092	986,432

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Income Builder Fund

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
3.00%, due 3/1/52	$ 1,521,551	$ 1,297,070
3.00%, due 3/1/52	1,871,081	1,595,031
3.50%, due 9/1/52	2,738,433	2,409,641
4.00%, due 8/1/48	1,704,763	1,572,346
4.00%, due 2/1/49	313,910	290,497
4.00%, due 6/1/52	2,104,403	1,915,467
4.00%, due 6/1/52	3,277,709	2,982,815
4.00%, due 6/1/52	1,519,066	1,382,490
4.00%, due 7/1/52	3,349,791	3,049,036
		24,058,852
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0% ‡
GNMA I, 30 Year
6.50%, due 4/15/29	8	8
6.50%, due 8/15/29	4	4
		12
United States Treasury Bonds 1.7%
U.S. Treasury Bonds
3.00%, due 8/15/52	6,470,000	5,181,055
3.375%, due 8/15/42	18,560,000	16,010,900
		21,191,955
United States Treasury Notes 0.4%
U.S. Treasury Notes
2.75%, due 8/15/32	505,000	451,896
4.00%, due 10/31/29	3,760,000	3,724,750
		4,176,646
Total U.S. Government & Federal Agencies (Cost $67,011,356)		59,056,682
Total Long-Term Bonds (Cost $591,994,985)		507,351,716

	Shares
Common Stocks 56.1%
Aerospace & Defense 1.3%
BAE Systems plc (United Kingdom)	445,524	4,160,989
Lockheed Martin Corp.	9,681	4,711,549
Raytheon Technologies Corp.	76,416	7,245,765
		16,118,303
	Shares	Value

Air Freight & Logistics 1.0%
Deutsche Post AG (Registered) (Germany)	195,443	$ 6,935,893
United Parcel Service, Inc., Class B	35,816	6,008,850
		12,944,743
Auto Components 0.6%
Bridgestone Corp. (Japan)	121,100	4,366,913
Cie Generale des Etablissements Michelin SCA (France)	124,922	3,186,352
		7,553,265
Automobiles 0.3%
Toyota Motor Corp. (Japan)	250,600	3,470,935
Banks 4.5%
Bank of America Corp.	270,350	9,743,414
BAWAG Group AG (Austria) (a)(k)	53,610	2,591,786
Columbia Banking System, Inc.	208,846	6,990,076
JPMorgan Chase & Co.	76,858	9,674,885
KeyCorp	507,561	9,070,115
PNC Financial Services Group, Inc. (The)	27,788	4,496,932
Royal Bank of Canada (Canada) (f)	39,549	3,659,230
Truist Financial Corp.	82,083	3,676,497
U.S. Bancorp	137,072	5,818,706
		55,721,641
Beverages 1.4%
Coca-Cola Co. (The)	103,785	6,211,532
Coca-Cola Europacific Partners plc (United Kingdom)	237,200	11,160,260
		17,371,792
Biotechnology 1.0%
AbbVie, Inc.	55,842	8,175,269
Amgen, Inc.	17,177	4,643,802
		12,819,071
Capital Markets 0.3%
Lazard Ltd., Class A (f)	109,437	4,126,869
Chemicals 2.7%
Air Products and Chemicals, Inc. (f)	20,536	5,142,214
BASF SE (Germany)	78,678	3,532,732
Dow, Inc.	71,632	3,348,080
Linde plc (United Kingdom)	36,726	10,920,476
LyondellBasell Industries NV, Class A	42,847	3,275,653
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments October 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
Chemicals (continued)
Nutrien Ltd. (Canada)	90,447	$ 7,642,772
		33,861,927
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc. (k)	10	28
Communications Equipment 1.0%
Cisco Systems, Inc.	277,671	12,614,593
Construction & Engineering 0.3%
Vinci SA (France)	43,589	4,013,899
Diversified Telecommunication Services 2.1%
AT&T, Inc.	257,584	4,695,756
Deutsche Telekom AG (Registered) (Germany)	619,051	11,724,097
Orange SA (France)	355,648	3,384,999
TELUS Corp. (Canada)	179,888	3,756,607
Verizon Communications, Inc.	81,809	3,057,203
		26,618,662
Electric Utilities 2.5%
American Electric Power Co., Inc.	96,373	8,473,114
Duke Energy Corp.	38,155	3,555,283
Entergy Corp.	37,119	3,976,930
Evergy, Inc.	59,254	3,622,197
Fortis, Inc. (Canada)	85,793	3,347,082
NextEra Energy, Inc.	106,184	8,229,260
		31,203,866
Electrical Equipment 1.6%
Eaton Corp. plc	46,488	6,976,454
Emerson Electric Co.	84,094	7,282,540
Hubbell, Inc.	21,397	5,081,360
		19,340,354
Entertainment 0.3%
Koei Tecmo Holdings Co. Ltd. (Japan)	272,700	4,122,732
Equity Real Estate Investment Trusts 1.2%
Iron Mountain, Inc.	90,957	4,554,217
Realty Income Corp.	60,351	3,758,057
Welltower, Inc.	49,299	3,009,211
WP Carey, Inc. (f)	46,831	3,573,205
		14,894,690
	Shares	Value

Food & Staples Retailing 0.9%
Walmart, Inc.	82,454	$ 11,735,678
Food Products 0.9%
Danone SA (France)	69,210	3,443,094
Nestle SA (Registered) (Switzerland)	44,035	4,795,103
Orkla ASA (Norway)	519,007	3,502,598
		11,740,795
Gas Utilities 0.5%
China Resources Gas Group Ltd. (China)	1,096,900	2,808,748
Snam SpA (Italy)	697,775	3,104,472
		5,913,220
Health Care Equipment & Supplies 0.9%
Medtronic plc	129,051	11,271,314
Health Care Providers & Services 1.4%
CVS Health Corp.	50,568	4,788,790
UnitedHealth Group, Inc.	22,387	12,428,143
		17,216,933
Hotels, Restaurants & Leisure 2.0%
McDonald's Corp.	19,881	5,420,753
Restaurant Brands International, Inc. (Canada)	201,574	11,969,464
Vail Resorts, Inc.	33,536	7,348,744
		24,738,961
Household Durables 0.3%
Leggett & Platt, Inc.	109,467	3,694,511
Household Products 0.3%
Procter & Gamble Co. (The)	26,089	3,513,406
Industrial Conglomerates 0.9%
Honeywell International, Inc.	35,313	7,204,558
Siemens AG (Registered) (Germany)	39,488	4,317,617
		11,522,175
Insurance 3.5%
Allianz SE (Registered) (Germany)	20,010	3,602,983
Arthur J. Gallagher & Co.	29,738	5,563,385
AXA SA (France)	224,076	5,536,078
Manulife Financial Corp. (Canada)	416,601	6,904,871
MetLife, Inc.	129,965	9,514,738

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay Income Builder Fund

	Shares	Value
Common Stocks (continued)
Insurance (continued)
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	15,981	$ 4,223,108
Travelers Cos., Inc. (The)	42,192	7,782,736
		43,127,899
IT Services 1.2%
International Business Machines Corp.	106,306	14,701,057
Leisure Products 0.5%
Hasbro, Inc.	88,611	5,781,868
Machinery 0.7%
Cummins, Inc.	35,953	8,790,868
Media 0.8%
Comcast Corp., Class A	169,971	5,394,880
Omnicom Group, Inc.	57,731	4,199,930
		9,594,810
Multi-Utilities 0.9%
Ameren Corp.	45,528	3,711,442
NiSource, Inc.	138,359	3,554,443
WEC Energy Group, Inc.	42,108	3,845,724
		11,111,609
Oil, Gas & Consumable Fuels 2.8%
Chevron Corp.	27,323	4,942,731
Enbridge, Inc. (Canada)	100,936	3,932,677
Enterprise Products Partners LP	227,001	5,731,775
Magellan Midstream Partners LP	82,159	4,432,478
MPLX LP	127,124	4,263,739
TotalEnergies SE (France)	211,424	11,512,581
		34,815,981
Personal Products 0.3%
Unilever plc (United Kingdom)	86,554	3,945,094
Pharmaceuticals 5.4%
AstraZeneca plc, Sponsored ADR (United Kingdom)	202,717	11,921,787
Bayer AG (Registered) (Germany)	78,328	4,119,635
Eli Lilly and Co.	20,201	7,314,580
GSK plc	211,264	3,461,662
Johnson & Johnson	20,726	3,605,702
Merck & Co., Inc.	75,898	7,680,878
	Shares	Value

Pharmaceuticals (continued)
Novartis AG (Registered) (Switzerland)	132,418	$ 10,698,174
Novo Nordisk A/S, Class B (Denmark)	37,050	4,027,933
Pfizer, Inc.	74,519	3,468,859
Roche Holding AG	11,327	3,761,715
Sanofi (France)	78,335	6,760,614
		66,821,539
Professional Services 0.3%
RELX plc (United Kingdom)	137,186	3,691,682
Semiconductors & Semiconductor Equipment 4.3%
Analog Devices, Inc.	94,880	13,531,786
Broadcom, Inc.	31,284	14,707,234
Intel Corp.	128,868	3,663,717
KLA Corp.	27,376	8,663,135
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Taiwan)	91,315	5,620,438
Texas Instruments, Inc.	43,738	7,025,635
		53,211,945
Software 1.1%
Microsoft Corp.	60,816	14,117,218
Specialty Retail 0.4%
Home Depot, Inc. (The)	14,861	4,400,788
Technology Hardware, Storage & Peripherals 1.6%
Apple, Inc.	96,640	14,818,778
Samsung Electronics Co. Ltd., GDR (Republic of Korea)	4,822	4,983,537
		19,802,315
Tobacco 1.5%
Altria Group, Inc.	88,870	4,112,015
British American Tobacco plc (United Kingdom)	249,433	9,821,519
Philip Morris International, Inc.	53,016	4,869,519
		18,803,053
Trading Companies & Distributors 0.3%
MSC Industrial Direct Co., Inc., Class A	51,889	4,305,749
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments October 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services 0.3%
SK Telecom Co. Ltd. (Republic of Korea)	93,783	$ 3,298,486
Total Common Stocks (Cost $626,401,832)		698,466,324
Short-Term Investments 2.2%
Affiliated Investment Company 1.4%
MainStay U.S. Government Liquidity Fund, 2.905% (l)	18,109,962	18,109,962
Unaffiliated Investment Companies 0.8%
Invesco Government & Agency Portfolio, 3.163% (l)(m)	5,851,408	5,851,408
State Street Institutional U.S. Government Money Market Fund, 3.064% (l)(m)	4,087,620	4,087,620
Total Unaffiliated Investment Companies (Cost $9,939,028)		9,939,028
Total Short-Term Investments (Cost $28,048,990)		28,048,990
Total Investments (Cost $1,246,445,807)	99.1%	1,233,867,030
Other Assets, Less Liabilities	0.9	10,721,992
Net Assets	100.0%	$ 1,244,589,022

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2022.
(c)	Step coupon—Rate shown was the rate in effect as of October 31, 2022.
(d)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2022.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	All or a portion of this security was held on loan. As of October 31, 2022, the aggregate market value of securities on loan was $17,531,555; the total market value of collateral held by the Fund was $18,211,734. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $8,272,706. The Fund received cash collateral with a value of $9,939,028. (See Note 2(L))
(g)	Illiquid security—As of October 31, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $1,104,775, which represented 0.1% of the Fund’s net assets.(Unaudited)
(h)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2022.
(j)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2022.
(k)	Non-income producing security.
(l)	Current yield as of October 31, 2022.
(m)	Represents a security purchased with cash collateral received for securities on loan.

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 87,328	$ 612,914	$ (682,132)	$ —	$ —	$ 18,110	$ 101	$ —	18,110
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay Income Builder Fund

Foreign Currency Forward Contracts
As of October 31, 2022, the Fund held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	935,000	USD	922,844	JPMorgan Chase Bank N.A.	11/7/22	$ 1,485
USD	15,153,727	AUD	23,293,000	JPMorgan Chase Bank N.A.	11/7/22	252,330
USD	23,347,708	EUR	22,698,000	JPMorgan Chase Bank N.A.	11/7/22	908,756
USD	18,941,933	EUR	18,634,336	JPMorgan Chase Bank N.A.	2/6/23	378,091
USD	43,459	GBP	36,000	JPMorgan Chase Bank N.A.	11/7/22	2,169
USD	41,983	GBP	36,000	JPMorgan Chase Bank N.A.	2/6/23	564
USD	17,526,977	JPY	2,564,705,000	JPMorgan Chase Bank N.A.	11/7/22	269,562
Total Unrealized Appreciation						1,812,957
AUD	23,293,000	USD	16,218,403	JPMorgan Chase Bank N.A.	11/7/22	(1,317,006)
AUD	23,293,000	USD	15,205,833	JPMorgan Chase Bank N.A.	2/6/23	(256,104)
EUR	3,128,664	USD	3,119,876	JPMorgan Chase Bank N.A.	11/7/22	(26,919)
EUR	18,634,336	USD	18,800,927	JPMorgan Chase Bank N.A.	11/7/22	(379,262)
GBP	36,000	USD	41,862	JPMorgan Chase Bank N.A.	11/7/22	(572)
JPY	2,564,705,000	USD	18,914,619	JPMorgan Chase Bank N.A.	11/7/22	(1,657,203)
JPY	2,564,705,000	USD	17,747,104	JPMorgan Chase Bank N.A.	2/6/23	(271,058)
Total Unrealized Depreciation						(3,908,124)
Net Unrealized Depreciation						$ (2,095,167)

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
Futures Contracts
As of October 31, 2022, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
E-Mini Energy Select Sector Index	390	December 2022	$ 32,651,541	$ 36,730,200	$ 4,078,659
E-Mini Health Care Select Sector Index	202	December 2022	26,691,109	27,171,020	479,911
Russell 2000 E-Mini Index	451	December 2022	42,621,633	41,785,150	(836,483)
S&P 500 E-Mini Index	237	December 2022	45,167,742	46,013,550	845,808
U.S. Treasury 2 Year Notes	296	December 2022	61,544,350	60,497,312	(1,047,038)
U.S. Treasury 5 Year Notes	147	December 2022	15,743,491	15,669,281	(74,210)
U.S. Treasury 10 Year Notes	331	December 2022	38,552,376	36,606,531	(1,945,845)
U.S. Treasury 10 Year Ultra Bonds	312	December 2022	37,469,834	36,187,125	(1,282,709)
U.S. Treasury Long Bonds	125	December 2022	15,978,533	15,062,500	(916,033)
U.S. Treasury Ultra Bonds	107	December 2022	15,980,035	13,659,219	(2,320,816)
Yen Denominated Nikkei 225 Index	304	December 2022	27,917,149	28,162,346	245,197
Total Long Contracts					(2,773,559)
Short Contracts
E-Mini Financial Select Sector Index	(50)	December 2022	(5,293,593)	(5,238,125)	55,468
E-Mini Industrial Equity Index	(81)	December 2022	(7,785,494)	(7,713,630)	71,864
Euro STOXX 50 Index	(1,508)	December 2022	(54,054,302)	(53,918,367)	135,935
FTSE 100 Index	(45)	December 2022	(3,845,610)	(3,667,896)	177,714
S&P E-Mini Commercial Service Equity Index	(180)	December 2022	(13,163,581)	(11,398,500)	1,765,081
Total Short Contracts					2,206,062
Net Unrealized Depreciation					$ (567,497)

1.	As of October 31, 2022, cash in the amount of $18,589,068 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2022.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments October 31, 2022† (continued)
Abbreviation(s):
ADR—American Depositary Receipt
AUD—Australia Dollar
EUR—Euro
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
FTSE—Financial Times Stock Exchange
GBP—British Pound Sterling
GDR—Global Depositary Receipt
GNMA—Government National Mortgage Association
JPY—Japanese Yen
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
UMBS—Uniform Mortgage Backed Securities
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay Income Builder Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 54,789,635	$ —	$ 54,789,635
Corporate Bonds	—	255,273,792	—	255,273,792
Foreign Government Bonds	—	8,730,917	—	8,730,917
Loan Assignments	—	1,183,087	—	1,183,087
Mortgage-Backed Securities	—	126,704,488	—	126,704,488
Municipal Bond	—	1,613,115	—	1,613,115
U.S. Government & Federal Agencies	—	59,056,682	—	59,056,682
Total Long-Term Bonds	—	507,351,716	—	507,351,716
Common Stocks	698,466,324	—	—	698,466,324
Short-Term Investments
Affiliated Investment Company	18,109,962	—	—	18,109,962
Unaffiliated Investment Companies	9,939,028	—	—	9,939,028
Total Short-Term Investments	28,048,990	—	—	28,048,990
Total Investments in Securities	726,515,314	507,351,716	—	1,233,867,030
Other Financial Instruments (b)
Foreign Currency Forward Contracts	—	1,812,957	—	1,812,957
Futures Contracts	7,855,637	—	—	7,855,637
Total Other Financial Instruments	7,855,637	1,812,957	—	9,668,594
Total Investments in Securities and Other Financial Instruments	$ 734,370,951	$ 509,164,673	$ —	$ 1,243,535,624
Liability Valuation Inputs
Other Financial Instruments (b)
Foreign Currency Forward Contracts	$ —	$ (3,908,124)	$ —	$ (3,908,124)
Futures Contracts	(8,423,134)	—	—	(8,423,134)
Total Other Financial Instruments	$ (8,423,134)	$ (3,908,124)	$ —	$ (12,331,258)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $1,228,335,845) including securities on loan of $17,531,555	$1,215,757,068
Investment in affiliated investment companies, at value (identified cost $18,109,962)	18,109,962
Cash	82,641
Cash denominated in foreign currencies (identified cost $135,698)	135,683
Cash collateral on deposit at broker for futures contracts	18,589,068
Receivables:
Dividends and interest	6,018,520
Investment securities sold	1,617,116
Fund shares sold	1,217,388
Securities lending	5,028
Unrealized appreciation on foreign currency forward contracts	1,812,957
Other assets	105,760
Total assets	1,263,451,191
Liabilities
Cash collateral received for securities on loan	9,939,028
Payables:
Fund shares redeemed	1,438,347
Investment securities purchased	1,296,777
Variation margin on futures contracts	767,702
Manager (See Note 3)	644,505
Transfer agent (See Note 3)	274,788
NYLIFE Distributors (See Note 3)	223,701
Shareholder communication	170,689
Professional fees	28,957
Custodian	19,184
Trustees	416
Accrued expenses	24,900
Distributions payable	125,051
Unrealized depreciation on foreign currency forward contracts	3,908,124
Total liabilities	18,862,169
Net assets	$1,244,589,022
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 730,119
Additional paid-in-capital	1,351,389,026
1,352,119,145
Total distributable earnings (loss)	(107,530,123)
Net assets	$1,244,589,022
Class A
Net assets applicable to outstanding shares	$664,733,669
Shares of beneficial interest outstanding	39,170,882
Net asset value per share outstanding	$ 16.97
Maximum sales charge (3.00% of offering price)	0.52
Maximum offering price per share outstanding	$ 17.49
Investor Class
Net assets applicable to outstanding shares	$ 60,808,313
Shares of beneficial interest outstanding	3,579,464
Net asset value per share outstanding	$ 16.99
Maximum sales charge (2.50% of offering price)	0.44
Maximum offering price per share outstanding	$ 17.43
Class B
Net assets applicable to outstanding shares	$ 8,591,466
Shares of beneficial interest outstanding	501,877
Net asset value and offering price per share outstanding	$ 17.12
Class C
Net assets applicable to outstanding shares	$ 76,893,660
Shares of beneficial interest outstanding	4,501,431
Net asset value and offering price per share outstanding	$ 17.08
Class I
Net assets applicable to outstanding shares	$339,868,474
Shares of beneficial interest outstanding	19,798,602
Net asset value and offering price per share outstanding	$ 17.17
Class R2
Net assets applicable to outstanding shares	$ 1,712,743
Shares of beneficial interest outstanding	100,923
Net asset value and offering price per share outstanding	$ 16.97
Class R3
Net assets applicable to outstanding shares	$ 2,254,702
Shares of beneficial interest outstanding	132,880
Net asset value and offering price per share outstanding	$ 16.97
Class R6
Net assets applicable to outstanding shares	$ 89,691,617
Shares of beneficial interest outstanding	5,223,842
Net asset value and offering price per share outstanding	$ 17.17
SIMPLE Class
Net assets applicable to outstanding shares	$ 34,378
Shares of beneficial interest outstanding	2,024
Net asset value and offering price per share outstanding	$ 16.99

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay Income Builder Fund

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $1,215,005)	$ 24,282,118
Interest	23,431,243
Securities lending, net	151,905
Dividends-affiliated	101,259
Total income	47,966,525
Expenses
Manager (See Note 3)	9,103,197
Distribution/Service—Class A (See Note 3)	1,894,236
Distribution/Service—Investor Class (See Note 3)	172,435
Distribution/Service—Class B (See Note 3)	124,002
Distribution/Service—Class C (See Note 3)	1,046,634
Distribution/Service—Class R2 (See Note 3)	6,172
Distribution/Service—Class R3 (See Note 3)	10,975
Distribution/Service—SIMPLE Class (See Note 3)	171
Transfer agent (See Note 3)	1,615,889
Shareholder communication	275,046
Professional fees	213,459
Registration	155,565
Custodian	97,188
Trustees	30,956
Shareholder service (See Note 3)	4,664
Miscellaneous	123,894
Total expenses	14,874,483
Net investment income (loss)	33,092,042
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(13,435,073)
Futures transactions	(48,318,332)
Foreign currency transactions	(1,737,851)
Foreign currency forward transactions	(18,772,770)
Net realized gain (loss)	(82,264,026)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(192,376,335)
Futures contracts	(8,916,465)
Foreign currency forward contracts	1,380,451
Translation of other assets and liabilities in foreign currencies	(2,614,014)
Net change in unrealized appreciation (depreciation)	(202,526,363)
Net realized and unrealized gain (loss)	(284,790,389)
Net increase (decrease) in net assets resulting from operations	$(251,698,347)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 33,092,042	$ 32,924,972
Net realized gain (loss)	(82,264,026)	123,184,175
Net change in unrealized appreciation (depreciation)	(202,526,363)	123,462,686
Net increase (decrease) in net assets resulting from operations	(251,698,347)	279,571,833
Distributions to shareholders:
Class A	(59,730,525)	(18,176,751)
Investor Class	(5,452,199)	(1,829,216)
Class B	(979,036)	(282,317)
Class C	(8,023,824)	(2,183,521)
Class I	(35,876,071)	(13,104,698)
Class R2	(207,016)	(74,013)
Class R3	(151,022)	(40,509)
Class R6	(8,154,514)	(2,830,897)
SIMPLE Class	(2,491)	(545)
	(118,576,698)	(38,522,467)
Distributions to shareholders from return of capital:
Class A	(465,612)	—
Investor Class	(42,501)	—
Class B	(7,632)	—
Class C	(62,547)	—
Class I	(279,661)	—
Class R2	(1,614)	—
Class R3	(1,177)	—
Class R6	(63,566)	—
SIMPLE Class	(19)	—
	(924,329)	—
Total distributions to shareholders	(119,501,027)	(38,522,467)
Capital share transactions:
Net proceeds from sales of shares	167,690,377	258,084,982
Net asset value of shares issued to shareholders in reinvestment of distributions	110,787,284	35,293,233
Cost of shares redeemed	(328,996,310)	(298,729,082)
Increase (decrease) in net assets derived from capital share transactions	(50,518,649)	(5,350,867)
Net increase (decrease) in net assets	(421,718,023)	235,698,499
Net Assets
Beginning of year	1,666,307,045	1,430,608,546
End of year	$1,244,589,022	$1,666,307,045
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay Income Builder Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 21.75	$ 18.61	$ 19.96	$ 18.51	$ 19.97
Net investment income (loss) (a)	0.42	0.43	0.44	0.54	0.52
Net realized and unrealized gain (loss)	(3.63)	3.22	(0.61)	1.79	(0.97)
Total from investment operations	(3.21)	3.65	(0.17)	2.33	(0.45)
Less distributions:
From net investment income	(0.42)	(0.51)	(0.42)	(0.56)	(0.52)
From net realized gain on investments	(1.14)	—	(0.76)	(0.32)	(0.49)
Return of capital	(0.01)	—	—	—	—
Total distributions	(1.57)	(0.51)	(1.18)	(0.88)	(1.01)
Net asset value at end of year	$ 16.97	$ 21.75	$ 18.61	$ 19.96	$ 18.51
Total investment return (b)	(15.75)%	19.74%	(0.90)%	13.09%	(2.38)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.24%	2.04%	2.32%	2.83%	2.72%
Net expenses (c)	1.02%	0.99%	1.02%	1.02%	1.01%
Portfolio turnover rate	61%	57%(d)	65%(d)	62%(d)	44%(d)
Net assets at end of year (in 000’s)	$ 664,734	$ 818,764	$ 638,250	$ 625,049	$ 571,206

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 21.77	$ 18.62	$ 19.98	$ 18.52	$ 19.99
Net investment income (loss) (a)	0.39	0.40	0.41	0.51	0.50
Net realized and unrealized gain (loss)	(3.63)	3.22	(0.62)	1.80	(0.98)
Total from investment operations	(3.24)	3.62	(0.21)	2.31	(0.48)
Less distributions:
From net investment income	(0.39)	(0.47)	(0.39)	(0.53)	(0.50)
From net realized gain on investments	(1.14)	—	(0.76)	(0.32)	(0.49)
Return of capital	(0.01)	—	—	—	—
Total distributions	(1.54)	(0.47)	(1.15)	(0.85)	(0.99)
Net asset value at end of year	$ 16.99	$ 21.77	$ 18.62	$ 19.98	$ 18.52
Total investment return (b)	(15.89)%	19.56%	(1.11)%	12.98%	(2.56)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.05%	1.88%	2.16%	2.70%	2.59%
Net expenses (c)	1.20%	1.18%	1.17%	1.16%	1.13%
Expenses (before waiver/reimbursement) (c)	1.20%	1.18%	1.17%	1.17%	1.14%
Portfolio turnover rate	61%	57%(d)	65%(d)	62%(d)	44%(d)
Net assets at end of year (in 000's)	$ 60,808	$ 77,887	$ 79,992	$ 88,050	$ 85,132

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 21.93	$ 18.75	$ 20.11	$ 18.64	$ 20.10
Net investment income (loss) (a)	0.25	0.24	0.27	0.37	0.36
Net realized and unrealized gain (loss)	(3.67)	3.25	(0.62)	1.81	(0.98)
Total from investment operations	(3.42)	3.49	(0.35)	2.18	(0.62)
Less distributions:
From net investment income	(0.24)	(0.31)	(0.25)	(0.39)	(0.35)
From net realized gain on investments	(1.14)	—	(0.76)	(0.32)	(0.49)
Return of capital	(0.01)	—	—	—	—
Total distributions	(1.39)	(0.31)	(1.01)	(0.71)	(0.84)
Net asset value at end of year	$ 17.12	$ 21.93	$ 18.75	$ 20.11	$ 18.64
Total investment return (b)	(16.56)%	18.69%	(1.84)%	12.11%	(3.22)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.28%	1.13%	1.42%	1.96%	1.85%
Net expenses (c)	1.95%	1.93%	1.92%	1.91%	1.88%
Expenses (before waiver/reimbursement) (c)	1.95%	1.93%	1.92%	1.92%	1.89%
Portfolio turnover rate	61%	57%(d)	65%(d)	62%(d)	44%(d)
Net assets at end of year (in 000’s)	$ 8,591	$ 16,789	$ 19,409	$ 26,396	$ 30,343

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 21.88	$ 18.71	$ 20.07	$ 18.60	$ 20.07
Net investment income (loss) (a)	0.25	0.24	0.27	0.37	0.36
Net realized and unrealized gain (loss)	(3.66)	3.24	(0.62)	1.81	(0.99)
Total from investment operations	(3.41)	3.48	(0.35)	2.18	(0.63)
Less distributions:
From net investment income	(0.24)	(0.31)	(0.25)	(0.39)	(0.35)
From net realized gain on investments	(1.14)	—	(0.76)	(0.32)	(0.49)
Return of capital	(0.01)	—	—	—	—
Total distributions	(1.39)	(0.31)	(1.01)	(0.71)	(0.84)
Net asset value at end of year	$ 17.08	$ 21.88	$ 18.71	$ 20.07	$ 18.60
Total investment return (b)	(16.55)%	18.68%	(1.85)%	12.13%	(3.28)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29%	1.13%	1.42%	1.95%	1.85%
Net expenses (c)	1.95%	1.93%	1.92%	1.91%	1.88%
Expenses (before waiver/reimbursement) (c)	1.95%	1.93%	1.92%	1.92%	1.89%
Portfolio turnover rate	61%	57%(d)	65%(d)	62%(d)	44%(d)
Net assets at end of year (in 000’s)	$ 76,894	$ 132,596	$ 148,220	$ 191,737	$ 212,400

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay Income Builder Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 21.99	$ 18.80	$ 20.16	$ 18.68	$ 20.15
Net investment income (loss) (a)	0.48	0.49	0.49	0.59	0.58
Net realized and unrealized gain (loss)	(3.68)	3.26	(0.62)	1.82	(0.99)
Total from investment operations	(3.20)	3.75	(0.13)	2.41	(0.41)
Less distributions:
From net investment income	(0.47)	(0.56)	(0.47)	(0.61)	(0.57)
From net realized gain on investments	(1.14)	—	(0.76)	(0.32)	(0.49)
Return of capital	(0.01)	—	—	—	—
Total distributions	(1.62)	(0.56)	(1.23)	(0.93)	(1.06)
Net asset value at end of year	$ 17.17	$ 21.99	$ 18.80	$ 20.16	$ 18.68
Total investment return (b)	(15.55)%	20.10%	(0.69)%	13.41%	(2.17)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.48%	2.30%	2.57%	3.09%	3.03%
Net expenses (c)	0.77%	0.74%	0.77%	0.77%	0.76%
Portfolio turnover rate	61%	57%(d)	65%(d)	62%(d)	44%(d)
Net assets at end of year (in 000’s)	$ 339,868	$ 505,806	$ 448,922	$ 484,614	$ 499,675

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

	Year Ended October 31,
Class R2	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 21.75	$ 18.61	$ 19.95	$ 18.50	$ 19.96
Net investment income (loss) (a)	0.41	0.41	0.42	0.52	0.50
Net realized and unrealized gain (loss)	(3.64)	3.22	(0.59)	1.79	(0.97)
Total from investment operations	(3.23)	3.63	(0.17)	2.31	(0.47)
Less distributions:
From net investment income	(0.40)	(0.49)	(0.41)	(0.54)	(0.50)
From net realized gain on investments	(1.14)	—	(0.76)	(0.32)	(0.49)
Return of capital	(0.01)	—	—	—	—
Total distributions	(1.55)	(0.49)	(1.17)	(0.86)	(0.99)
Net asset value at end of year	$ 16.97	$ 21.75	$ 18.61	$ 19.95	$ 18.50
Total investment return (b)	(15.84)%	19.68%	(1.00)%	12.98%	(2.48)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.15%	1.96%	2.21%	2.77%	2.61%
Net expenses (c)	1.12%	1.09%	1.11%	1.12%	1.11%
Portfolio turnover rate	61%	57%(d)	65%(d)	62%(d)	44%(d)
Net assets at end of year (in 000’s)	$ 1,713	$ 2,961	$ 3,044	$ 2,524	$ 3,587

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R3	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 21.75	$ 18.61	$ 19.96	$ 18.51	$ 19.97
Net investment income (loss) (a)	0.36	0.36	0.37	0.45	0.42
Net realized and unrealized gain (loss)	(3.64)	3.22	(0.60)	1.82	(0.94)
Total from investment operations	(3.28)	3.58	(0.23)	2.27	(0.52)
Less distributions:
From net investment income	(0.35)	(0.44)	(0.36)	(0.50)	(0.45)
From net realized gain on investments	(1.14)	—	(0.76)	(0.32)	(0.49)
Return of capital	(0.01)	—	—	—	—
Total distributions	(1.50)	(0.44)	(1.12)	(0.82)	(0.94)
Net asset value at end of year	$ 16.97	$ 21.75	$ 18.61	$ 19.96	$ 18.51
Total investment return (b)	(16.09)%	19.39%	(1.24)%	12.70%	(2.73)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.90%	1.70%	1.97%	2.34%	2.19%
Net expenses (c)	1.37%	1.34%	1.37%	1.36%	1.35%
Portfolio turnover rate	61%	57%(d)	65%(d)	62%(d)	44%(d)
Net assets at end of year (in 000’s)	$ 2,255	$ 2,088	$ 1,196	$ 590	$ 136

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

	Year Ended October 31,				February 28, 2018^ through October 31, 2018
Class R6	2022	2021	2020	2019
Net asset value at beginning of period	$ 21.99	$ 18.80	$ 20.16	$ 18.68	$ 19.19
Net investment income (loss) (a)	0.49	0.51	0.51	0.61	0.33
Net realized and unrealized gain (loss)	(3.67)	3.26	(0.62)	1.82	(0.44)
Total from investment operations	(3.18)	3.77	(0.11)	2.43	(0.11)
Less distributions:
From net investment income	(0.49)	(0.58)	(0.49)	(0.63)	(0.40)
From net realized gain on investments	(1.14)	—	(0.76)	(0.32)	—
Return of capital	(0.01)	—	—	—	—
Total distributions	(1.64)	(0.58)	(1.25)	(0.95)	(0.40)
Net asset value at end of period	$ 17.17	$ 21.99	$ 18.80	$ 20.16	$ 18.68
Total investment return (b)	(15.48)%	20.20%	(0.60)%	13.52%	(0.61)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.57%	2.38%	2.67%	3.18%	2.55%††
Net expenses (c)	0.68%	0.66%	0.67%	0.67%	0.66%††
Portfolio turnover rate	61%	57%(d)	65%(d)	62%(d)	44%(d)
Net assets at end of period (in 000’s)	$ 89,692	$ 109,387	$ 91,551	$ 101,685	$ 94,869

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay Income Builder Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class	2022	2021	2020
Net asset value at beginning of period	$ 21.78	$ 18.62	$ 19.33
Net investment income (loss) (a)	0.20	0.34	0.04
Net realized and unrealized gain (loss)	(3.50)	3.24	(0.69)
Total from investment operations	(3.30)	3.58	(0.65)
Less distributions:
From net investment income	(0.34)	(0.42)	(0.06)
From net realized gain on investments	(1.14)	—	—
Return of capital	(0.01)	—	—
Total distributions	(1.49)	(0.42)	(0.06)
Net asset value at end of period	$ 16.99	$ 21.78	$ 18.62
Total investment return (b)	(16.10)%	19.26%	(3.39)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.06%	1.61%	1.62%††
Net expenses (c)	1.45%	1.43%	1.43%††
Portfolio turnover rate	61%	57%(d)	65%(d)
Net assets at end of period (in 000’s)	$ 34	$ 29	$ 24

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56% and 62% for the years ended October 31, 2021 and 2020 respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Income Builder Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	December 29, 1987
Class C	September 1, 1998
Class I	January 2, 2004
Class R2	February 27, 2015
Class R3	February 29, 2016
Class R6	February 28, 2018
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing

40	MainStay Income Builder Fund

quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that
41

Notes to Financial Statements (continued)
has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2022 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2022 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

42	MainStay Income Builder Fund

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisors might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisors reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of October 31, 2022, and can change at any time. Illiquid investments as of October 31, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2022, is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of
43

Notes to Financial Statements (continued)
shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2022, are shown in the Portfolio of Investments.
(I) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the London Interbank Offered Rate ("LIBOR") or an alternative reference rate.
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into

44	MainStay Income Builder Fund

bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2022, the Fund did not hold any unfunded commitments.
(J) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, leverage risk, operational risk, legal risk and liquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Liquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Liquidity risk also can arise when forward currency contracts create margin or settlement payment obligations for the Fund. Leverage risk is the risk that a foreign currency forward contract can magnify the Fund's gains and losses. Operational risk refers to risk related to potential operational issues (including documentation issues, settlement issues, systems failures, inadequate controls and human error), and legal risk refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a foreign currency forward contract. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of October 31, 2022, are shown in the Portfolio of Investments.
(K) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(L) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities
45

Notes to Financial Statements (continued)
issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2022, are shown in the Portfolio of Investments.
(M) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(N) Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Fund may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(O) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

46	MainStay Income Builder Fund

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(P) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(Q) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(R) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into Treasury futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Fund.
Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of October 31, 2022:
Asset Derivatives	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$ —	$7,855,637	$7,855,637
Forward Contracts - Unrealized appreciation on foreign currency forward contracts	1,812,957	—	1,812,957
Total Fair Value	$1,812,957	$7,855,637	$9,668,594

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

47

Notes to Financial Statements (continued)
Liability Derivatives	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$ —	$(836,483)	$(7,586,651)	$ (8,423,134)
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	(3,908,124)	—	—	(3,908,124)
Total Fair Value	$(3,908,124)	$(836,483)	$(7,586,651)	$(12,331,258)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2022:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$(24,493,292)	$(23,825,040)	$(48,318,332)
Forward Contracts	(18,772,770)	—	—	(18,772,770)
Total Net Realized Gain (Loss)	$(18,772,770)	$(24,493,292)	$(23,825,040)	$(67,091,102)

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$(1,841,497)	$(7,074,968)	$(8,916,465)
Forward Contracts	1,380,451	—	—	1,380,451
Total Net Change in Unrealized Appreciation (Depreciation)	$1,380,451	$(1,841,497)	$(7,074,968)	$(7,536,014)

Average Notional Amount	Total
Futures Contracts Long	$476,042,068
Futures Contracts Short	$ (54,553,633)
Forward Contracts Long	$126,140,489
Forward Contracts Short (a)	$ (80,544,373)

(a)	Positions were open for eight months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, MacKay Shields LLC ("MacKay Shields" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser, also serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the equity portion of the Fund. Asset allocation decisions for the Fund are made by a committee chaired by New York Life Investments in collaboration with MacKay. New York Life Investments pays for the services of the Subadvisors.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; 0.575% from $1 billion to $5 billion; and 0.565% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2022, the effective management fee rate was 0.62%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
48	MainStay Income Builder Fund

In addition, New York Life Investments waived fees and/or reimbursed expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares did not exceed those of Class I.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $9,103,197 and paid MacKay Shields and Epoch fees of $2,233,443 and $2,390,462, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2022, shareholder service fees incurred by the Fund were as follows:

Class R2	$2,469
Class R3	2,195
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $40,251 and $4,710, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2022, of $41,251, $9, $2,795 and $7,548, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any
49

Notes to Financial Statements (continued)
reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$706,039	$—
Investor Class	187,548	—
Class B	33,734	—
Class C	284,561	—
Class I	395,595	—
Class R2	2,275	—
Class R3	2,061	—
Class R6	3,983	—
SIMPLE Class	93	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R2	$ 30,752	1.8%
Class R6	86,969,734	97.0
SIMPLE Class	24,144	70.2
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,248,592,415	$113,701,456	$(128,426,841)	$(14,725,385)
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(88,545,354)	$(125,051)	$(18,859,718)	$(107,530,123)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of futures, mark to market of forwards, partnerships and cumulative bond amortization adjustments. The other temporary differences are primarily due to dividends payable.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2022 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$1,843	$(1,843)
The reclassifications for the Fund are primarily due to partnership adjustments.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $88,545,335, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$47,850	$40,696
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$ 66,389,313	$38,522,467
Long-Term Capital Gains	52,187,385	—
Return of Capital	924,329	—
Total	$119,501,027	$38,522,467

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

50	MainStay Income Builder Fund

Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of U.S. government securities were $221,848 and $245,578, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $642,981 and $753,924, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	4,935,609	$ 96,706,936
Shares issued to shareholders in reinvestment of distributions	2,860,432	57,239,717
Shares redeemed	(6,544,111)	(123,051,601)
Net increase (decrease) in shares outstanding before conversion	1,251,930	30,895,052
Shares converted into Class A (See Note 1)	302,634	5,914,240
Shares converted from Class A (See Note 1)	(20,489)	(355,945)
Net increase (decrease)	1,534,075	$ 36,453,347
Year ended October 31, 2021:
Shares sold	6,718,778	$ 142,135,384
Shares issued to shareholders in reinvestment of distributions	822,923	17,256,179
Shares redeemed	(5,138,682)	(108,230,051)
Net increase (decrease) in shares outstanding before conversion	2,403,019	51,161,512
Shares converted into Class A (See Note 1)	947,002	19,889,012
Shares converted from Class A (See Note 1)	(12,521)	(262,968)
Net increase (decrease)	3,337,500	$ 70,787,556

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	128,019	$ 2,468,885
Shares issued to shareholders in reinvestment of distributions	272,544	5,471,647
Shares redeemed	(291,315)	(5,532,511)
Net increase (decrease) in shares outstanding before conversion	109,248	2,408,021
Shares converted into Investor Class (See Note 1)	57,030	1,086,744
Shares converted from Investor Class (See Note 1)	(163,760)	(3,290,675)
Net increase (decrease)	2,518	$ 204,090
Year ended October 31, 2021:
Shares sold	223,896	$ 4,726,482
Shares issued to shareholders in reinvestment of distributions	86,505	1,810,808
Shares redeemed	(321,356)	(6,764,643)
Net increase (decrease) in shares outstanding before conversion	(10,955)	(227,353)
Shares converted into Investor Class (See Note 1)	67,450	1,433,967
Shares converted from Investor Class (See Note 1)	(774,517)	(16,270,731)
Net increase (decrease)	(718,022)	$ (15,064,117)

51

Notes to Financial Statements (continued)
Class B	Shares	Amount
Year ended October 31, 2022:
Shares sold	10,687	$ 217,721
Shares issued to shareholders in reinvestment of distributions	38,866	794,933
Shares redeemed	(197,793)	(3,825,274)
Net increase (decrease) in shares outstanding before conversion	(148,240)	(2,812,620)
Shares converted from Class B (See Note 1)	(115,518)	(2,199,922)
Net increase (decrease)	(263,758)	$ (5,012,542)
Year ended October 31, 2021:
Shares sold	19,890	$ 424,962
Shares issued to shareholders in reinvestment of distributions	10,799	226,696
Shares redeemed	(179,895)	(3,820,460)
Net increase (decrease) in shares outstanding before conversion	(149,206)	(3,168,802)
Shares converted from Class B (See Note 1)	(120,192)	(2,566,421)
Net increase (decrease)	(269,398)	$ (5,735,223)

Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	215,648	$ 4,232,502
Shares issued to shareholders in reinvestment of distributions	380,683	7,762,048
Shares redeemed	(2,070,323)	(39,389,776)
Net increase (decrease) in shares outstanding before conversion	(1,473,992)	(27,395,226)
Shares converted from Class C (See Note 1)	(84,014)	(1,597,417)
Net increase (decrease)	(1,558,006)	$ (28,992,643)
Year ended October 31, 2021:
Shares sold	430,737	$ 9,167,564
Shares issued to shareholders in reinvestment of distributions	99,113	2,076,448
Shares redeemed	(2,273,458)	(48,234,588)
Net increase (decrease) in shares outstanding before conversion	(1,743,608)	(36,990,576)
Shares converted from Class C (See Note 1)	(117,199)	(2,478,192)
Net increase (decrease)	(1,860,807)	$ (39,468,768)

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	2,794,118	$ 54,209,049
Shares issued to shareholders in reinvestment of distributions	1,544,583	31,269,065
Shares redeemed	(7,570,244)	(144,284,186)
Net increase (decrease) in shares outstanding before conversion	(3,231,543)	(58,806,072)
Shares converted into Class I (See Note 1)	28,295	491,409
Shares converted from Class I (See Note 1)	(2,909)	(48,434)
Net increase (decrease)	(3,206,157)	$ (58,363,097)
Year ended October 31, 2021:
Shares sold	4,197,725	$ 89,307,598
Shares issued to shareholders in reinvestment of distributions	523,290	11,087,943
Shares redeemed	(5,605,451)	(118,883,473)
Net increase (decrease) in shares outstanding before conversion	(884,436)	(18,487,932)
Shares converted into Class I (See Note 1)	12,027	255,333
Net increase (decrease)	(872,409)	$ (18,232,599)

Class R2	Shares	Amount
Year ended October 31, 2022:
Shares sold	10,493	$ 205,155
Shares issued to shareholders in reinvestment of distributions	2,953	59,140
Shares redeemed	(48,655)	(863,716)
Net increase (decrease)	(35,209)	$ (599,421)
Year ended October 31, 2021:
Shares sold	11,932	$ 250,387
Shares issued to shareholders in reinvestment of distributions	1,273	26,494
Shares redeemed	(40,653)	(863,142)
Net increase (decrease)	(27,448)	$ (586,261)

Class R3	Shares	Amount
Year ended October 31, 2022:
Shares sold	40,831	$ 769,068
Shares issued to shareholders in reinvestment of distributions	7,538	150,568
Shares redeemed	(11,447)	(207,471)
Net increase (decrease)	36,922	$ 712,165
Year ended October 31, 2021:
Shares sold	54,676	$ 1,117,408
Shares issued to shareholders in reinvestment of distributions	1,901	39,796
Shares redeemed	(24,888)	(524,738)
Net increase (decrease)	31,689	$ 632,466

52	MainStay Income Builder Fund

Class R6	Shares	Amount
Year ended October 31, 2022:
Shares sold	461,312	$ 8,868,522
Shares issued to shareholders in reinvestment of distributions	398,256	8,037,656
Shares redeemed	(609,827)	(11,840,855)
Net increase (decrease)	249,741	$ 5,065,323
Year ended October 31, 2021:
Shares sold	514,043	$ 10,955,197
Shares issued to shareholders in reinvestment of distributions	130,575	2,768,324
Shares redeemed	(538,974)	(11,407,987)
Net increase (decrease)	105,644	$ 2,315,534

SIMPLE Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	620	$ 12,539
Shares issued to shareholders in reinvestment of distributions	125	2,510
Shares redeemed	(44)	(920)
Net increase (decrease)	701	$ 14,129
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	26	$ 545
Net increase (decrease)	26	$ 545
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
53

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Income Builder Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians, the transfer agent, agent banks and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
54	MainStay Income Builder Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $52,386,413 as long term capital gain distributions.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
55

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
56	MainStay Income Builder Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
57

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
58	MainStay Income Builder Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013761.2MS229-22	MSIB11-12/22
(NYLIM) NL216

MainStay MacKay Convertible Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	1/3/1995	-16.01%	8.49%	9.65%	0.92%
		Excluding sales charges		-11.12	9.72	10.27	0.92
Investor Class Shares[2]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	-15.75	8.28	9.44	1.13
		Excluding sales charges		-11.31	9.51	10.06	1.13
Class B Shares[3]	Maximum 5% CDSC	With sales charges	5/1/1986	-15.53	8.41	9.24	1.88
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-11.97	8.70	9.24	1.88
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	-12.70	8.70	9.25	1.88
	if Redeemed Within One Year of Purchase	Excluding sales charges		-11.99	8.70	9.25	1.88
Class I Shares	No Sales Charge		11/28/2008	-10.84	10.09	10.60	0.67

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
ICE BofA U.S. Convertible Index[1]	-20.26%	9.63%	10.52%
Morningstar Convertibles Category Average[2]	-18.98	7.18	8.09

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The ICE BofA U.S. Convertible Index is the Fund’s primary broad–based securities market index for comparison purposes. The ICE BofA U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock.
2.	The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock portfolios while also supplying some of the safety and yield of bond portfolios. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Convertible Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$972.80	$4.72	$1,020.42	$4.84	0.95%
Investor Class Shares	$1,000.00	$971.30	$5.66	$1,019.46	$5.80	1.14%
Class B Shares	$1,000.00	$967.80	$9.37	$1,015.68	$9.60	1.89%
Class C Shares	$1,000.00	$967.80	$9.37	$1,015.68	$9.60	1.89%
Class I Shares	$1,000.00	$974.10	$3.04	$1,022.13	$3.11	0.61%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2022 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	Pioneer Natural Resources Co., 0.25%, due 5/15/25
2.	EQT Corp., 1.75%, due 5/1/26
3.	Elevance Health, Inc., 2.75%, due 10/15/42
4.	Danaher Corp., 5.00%, Series B
5.	NICE Ltd., (zero coupon), due 9/15/25
6.	Palo Alto Networks, Inc., 0.375%-0.75%, due 7/1/23–6/1/25
7.	BioMarin Pharmaceutical, Inc., 1.25%, due 5/15/27
8.	Southwest Airlines Co., 1.25%, due 5/1/25
9.	Microchip Technology, Inc., 0.125%, due 11/15/24
10.	Helix Energy Solutions Group, Inc., 6.75%, due 2/15/26

8	MainStay MacKay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Convertible Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay MacKay Convertible Fund returned −10.84%, outperforming the −20.26% return of the Fund’s benchmark, the ICE BofA U.S. Convertible Index (the "Index"). Over the same period, Class I shares also outperformed the −18.98% return of the Morningstar Convertibles Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund outperformed the Index largely due to overweight energy sector exposure and underweight exposure to several richly valued securities in the information technology, consumer discretionary and alternative energy sectors. The Fund’s investment process, which generally favors more value-oriented companies based on their free-cash-flow profile, avoided many of the market’s most richly valued sectors, while identifying winners in energy.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
As mentioned above, the Fund’s performance relative to the Index was bolstered by underweight exposure to richly-valued information technology and consumer discretionary companies—many of which are prominently represented in the U.S. convertible market—that were vulnerable to sharp declines as interest rates rose. Returns also benefited from the strong absolute performance of the energy sector, to which the Fund held significantly overweight exposure. Conversely, widening credit spreads and the steep rise in interest rates that occurred during the reporting period undermined the Fund’s absolute returns.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
The energy sector made the strongest positive contribution to the Fund’s performance relative to the Index due to overweight allocation and favorable stock selection. (Contributions take weightings and total returns into account.) Security selection in the consumer discretionary and information technology sectors further enhanced relative returns. Conversely, an underweight allocation to the utilities sector, along with security selection in communication services and financials holdings undermined relative returns.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The top contributors to the Fund’s absolute performance during the reporting period included the convertible bonds of EQT, Pioneer Natural Resources and Elevance. The position in EQT, an Appalachian natural gas producer, rose sharply as the price for natural gas soared due to a colder than normal winter in the United States. In addition, shipments of liquified natural gas to Asia and Europe increased when countries in those regions sought alternative fuel sources to offset lost supply from Russia. The convertible bonds of petroleum producer Pioneer Natural Resources rose as the company benefited from elevated crude oil prices. Prices for crude oil approached record highs, with inventories well-below historical averages due a shortfall in U.S. production and elevated demand as most global pandemic-related lockdowns ended. The convertible bonds of health insurer Elevance (which changed its name from Anthem during the reporting period) rose as the company exceeded earnings estimates due to strong membership growth and below-average medical claims.
During the same period, the most significant detractors from the Fund’s absolute performance included the convertible bonds of NICE Systems, the convertible preferred shares of Danaher and the convertible bonds of MongoDB. The convertible bonds of Israeli call-center software firm NICE Systems declined despite the company’s better-than-expected earnings over several consecutive quarters. The decline in the company’s common shares and convertible bonds was likely due to the general market sell-off that hit richly valued technology shares particularly hard. The convertible preferred shares of laboratory and testing company Danaher fell, even though the company reported better-than-expected first-quarter 2022 earnings. Investors were likely concerned that Danaher’s testing business could experience a slowdown in COVID-19 testing, after a similarly situated life sciences company reported a return to more normalized levels of testing demand. The convertible bonds of database software management firm MongoDB declined due, in part, to the sharp market-wide sell-off of technology-related shares, and also as a result of lower sales guidance for the second half of 2022. The convertible bonds of media company, Match Group, fell as the

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

company reported a slowdown in new users of its dating and other media sites.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund initiated positions in the convertible bonds of Dropbox and MGP Ingredients; and increased the size of its holding in Uber Technologies. We added the position in software developer Dropbox due to the company’s attractive valuation based on its free cash flow profile. We purchased the position in distillers MGP Ingredients when the company offered convertible bonds in an initial public offering. The Fund also made purchases in two health care companies: biotechnology firm Halozyme and medical device company Haemonetics, which was an additional purchase. Both firms appear to have solid fundamental businesses and generate free cash flow.
During the reporting period, the Fund parted with holdings that matured, the largest of which were Workday and Broadcom. In addition, we sold the Fund’s holding in Atlas Air Worldwide after it was announced that the company would be acquired by an investment firm. We also sold the Fund’s holding in pharmaceutical company Neurocrine Biosciences when the company tendered for a large portion of the outstanding bonds. Lastly, we sold the Fund’s holdings in Shopify and RingCentral, as the bonds lost most of their equity sensitivity and the yields-to-maturity were not sufficiently compelling to continue to hold the bonds for their value as straight debt.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, there were no material changes to the Fund’s sector positioning. At the margin, the Fund increased its exposure to the consumer staples, energy and real estate sectors and reduced its exposure to the industrials and financials sectors.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, the Fund held overweight exposure to the energy, consumer staples and health care sectors. As of the same date, the Fund held underweight exposure to the financials, communication services, consumer discretionary, information technology, utilities, materials, industrials and real estate sectors.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Convertible Fund

Portfolio of Investments October 31, 2022†
	Principal Amount	Value
Long-Term Bonds 2.7%
Corporate Bonds 2.7%
Biotechnology 0.2%
Bridgebio Pharma, Inc.
2.50%, due 3/15/27	$ 6,975,000	$ 4,074,998
Commercial Services 0.5%
Block, Inc.
0.25%, due 11/1/27	11,637,000	8,684,614
Leisure Time 0.3%
NCL Corp. Ltd.
5.375%, due 8/1/25	4,670,000	5,552,630
Oil & Gas 0.1%
Valaris Ltd.
Series 1145
8.25% (8.25% Cash or 12.00% PIK), due 4/30/28 (a)	1,461,000	1,437,259
Oil & Gas Services 0.0% ‡
Weatherford International Ltd.
11.00%, due 12/1/24 (b)	198,000	203,505
Semiconductors 1.3%
Silicon Laboratories, Inc.
0.625%, due 6/15/25	18,021,000	20,430,951
Software 0.3%
Five9, Inc.
0.50%, due 6/1/25	4,675,000	4,156,075
Total Corporate Bonds (Cost $52,913,669)		44,540,032
Total Long-Term Bonds (Cost $52,913,669)		44,540,032
Convertible Securities 88.2%
Convertible Bonds 80.1%
Airlines 2.8%
American Airlines Group, Inc.
6.50%, due 7/1/25 (c)	7,040,000	7,923,520
JetBlue Airways Corp.
0.50%, due 4/1/26	4,632,000	3,453,156
Southwest Airlines Co.
1.25%, due 5/1/25	27,566,000	33,995,769
		45,372,445
	Principal Amount	Value

Auto Manufacturers 1.7%
Ford Motor Co.
(zero coupon), due 3/15/26	$ 27,838,000	$ 28,116,380
Beverages 1.1%
MGP Ingredients, Inc.
1.875%, due 11/15/41 (b)	13,305,000	17,237,958
Biotechnology 5.0%
Alnylam Pharmaceuticals, Inc.
1.00%, due 9/15/27 (b)	5,460,000	5,498,220
BioMarin Pharmaceutical, Inc.
1.25%, due 5/15/27 (c)	34,659,000	34,846,131
Guardant Health, Inc.
(zero coupon), due 11/15/27	7,026,000	5,001,810
Halozyme Therapeutics, Inc.
1.00%, due 8/15/28 (b)	8,000,000	8,430,000
Illumina, Inc.
(zero coupon), due 8/15/23 (c)	18,223,000	17,668,661
Ionis Pharmaceuticals, Inc.
(zero coupon), due 4/1/26	9,349,000	9,220,451
		80,665,273
Commercial Services 2.5%
Alarm.com Holdings, Inc.
(zero coupon), due 1/15/26	3,775,000	3,093,235
Block, Inc.
(zero coupon), due 5/1/26	14,521,000	11,653,102
Chegg, Inc.
(zero coupon), due 9/1/26	8,817,000	6,916,055
Euronet Worldwide, Inc.
0.75%, due 3/15/49 (c)	11,900,000	11,074,437
Repay Holdings Corp.
(zero coupon), due 2/1/26 (b)	2,525,000	1,748,563
Sabre GLBL, Inc.
4.00%, due 4/15/25	1,835,000	1,874,453
Shift4 Payments, Inc.
(zero coupon), due 12/15/25	3,720,000	3,373,575
0.50%, due 8/1/27	1,145,000	886,659
		40,620,079
Computers 2.5%
Lumentum Holdings, Inc.
0.50%, due 12/15/26	25,385,000	24,940,762
Parsons Corp.
0.25%, due 8/15/25	4,641,000	5,337,150
Zscaler, Inc.
0.125%, due 7/1/25 (c)	8,613,000	10,598,297
		40,876,209

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Convertible Bonds (continued)
Cosmetics & Personal Care 0.5%
Beauty Health Co. (The)
1.25%, due 10/1/26 (b)(c)	$ 10,567,000	$ 8,390,198
Diversified Financial Services 0.1%
Upstart Holdings, Inc.
0.25%, due 8/15/26	2,265,000	1,249,997
Electric 1.7%
NRG Energy, Inc.
2.75%, due 6/1/48	23,454,000	27,546,723
Energy-Alternate Sources 1.8%
Enphase Energy, Inc.
(zero coupon), due 3/1/26	9,485,000	11,671,292
NextEra Energy Partners LP
(zero coupon), due 11/15/25 (b)(c)	9,417,000	9,807,806
SolarEdge Technologies, Inc.
(zero coupon), due 9/15/25 (c)	7,790,000	8,728,695
		30,207,793
Entertainment 2.3%
Live Nation Entertainment, Inc.
2.50%, due 3/15/23	6,833,000	8,294,616
Marriott Vacations Worldwide Corp.
(zero coupon), due 1/15/26	3,110,000	3,190,860
Vail Resorts, Inc.
(zero coupon), due 1/1/26 (c)	28,521,000	25,383,690
		36,869,166
Food 1.1%
Chefs' Warehouse, Inc. (The)
1.875%, due 12/1/24	11,507,000	12,479,341
Post Holdings, Inc.
2.50%, due 8/15/27 (b)(c)	4,561,000	4,761,684
		17,241,025
Healthcare-Products 3.7%
CONMED Corp.
2.25%, due 6/15/27 (b)	23,095,000	20,288,957
Exact Sciences Corp.
0.375%, due 3/1/28 (c)	22,800,000	14,719,680
Haemonetics Corp.
(zero coupon), due 3/1/26	9,226,000	7,657,580
Integra LifeSciences Holdings Corp.
0.50%, due 8/15/25	8,670,000	8,089,110
	Principal Amount	Value

Healthcare-Products (continued)
NuVasive, Inc.
0.375%, due 3/15/25	$ 8,085,000	$ 7,013,738
Omnicell, Inc.
0.25%, due 9/15/25	2,760,000	2,766,900
		60,535,965
Healthcare-Services 4.2%
Elevance Health, Inc.
2.75%, due 10/15/42	6,880,000	53,643,360
Teladoc Health, Inc.
1.25%, due 6/1/27 (c)	19,458,000	14,667,100
		68,310,460
Internet 9.4%
Booking Holdings, Inc.
0.75%, due 5/1/25 (c)	10,000,000	12,986,299
Etsy, Inc.
0.25%, due 6/15/28 (c)	25,139,000	19,583,281
Expedia Group, Inc.
(zero coupon), due 2/15/26	2,822,000	2,438,881
Match Group Financeco 2, Inc.
0.875%, due 6/15/26 (b)	12,450,000	10,831,500
Okta, Inc.
0.125%, due 9/1/25	5,611,000	4,738,490
Palo Alto Networks, Inc.
0.375%, due 6/1/25	9,385,000	16,559,832
0.75%, due 7/1/23	13,659,000	26,491,630
Q2 Holdings, Inc.
0.75%, due 6/1/26	4,395,000	3,568,740
Snap, Inc.
(zero coupon), due 5/1/27	10,018,000	6,947,483
0.125%, due 3/1/28 (b)	12,073,000	7,986,289
Uber Technologies, Inc.
(zero coupon), due 12/15/25 (c)	13,355,000	11,096,823
Zendesk, Inc.
0.625%, due 6/15/25	8,790,000	8,719,680
Ziff Davis, Inc.
1.75%, due 11/1/26 (b)	5,220,000	5,081,670
Zillow Group, Inc.
2.75%, due 5/15/25	16,626,000	15,661,692
		152,692,290
Leisure Time 0.5%
NCL Corp. Ltd.
6.00%, due 5/15/24	2,849,000	4,007,118
Royal Caribbean Cruises Ltd.
6.00%, due 8/15/25 (b)	3,620,000	4,729,530
		8,736,648

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Convertible Fund

	Principal Amount	Value
Convertible Bonds (continued)
Machinery-Diversified 1.7%
Chart Industries, Inc.
1.00%, due 11/15/24 (b)	$ 7,336,000	$ 27,924,484
Media 3.3%
Cable One, Inc.
1.125%, due 3/15/28	17,808,000	13,106,688
DISH Network Corp.
(zero coupon), due 12/15/25	18,871,000	12,798,312
Liberty Media Corp.
1.375%, due 10/15/23	11,345,000	14,578,325
Liberty Media Corp.-Liberty Formula One
2.25%, due 8/15/27 (b)	13,561,000	12,537,145
		53,020,470
Oil & Gas 9.6%
EQT Corp.
1.75%, due 5/1/26	22,078,000	63,021,651
Permian Resources Operating LLC
3.25%, due 4/1/28	14,317,000	25,169,286
Pioneer Natural Resources Co.
0.25%, due 5/15/25	26,272,000	67,532,176
		155,723,113
Oil & Gas Services 3.3%
Helix Energy Solutions Group, Inc.
6.75%, due 2/15/26	21,575,000	29,100,360
Oil States International, Inc.
4.75%, due 4/1/26	25,301,000	25,207,386
		54,307,746
Pharmaceuticals 1.8%
Dexcom, Inc.
0.25%, due 11/15/25 (c)	16,375,000	18,086,187
Pacira BioSciences, Inc.
0.75%, due 8/1/25	11,078,000	10,814,898
		28,901,085
Real Estate Investment Trusts 0.7%
Summit Hotel Properties, Inc.
1.50%, due 2/15/26 (c)	12,566,000	11,466,475
Retail 2.4%
Burlington Stores, Inc.
2.25%, due 4/15/25 (c)	19,158,000	19,493,265
Cheesecake Factory, Inc. (The)
0.375%, due 6/15/26	9,208,000	7,596,600
	Principal Amount	Value

Retail (continued)
Patrick Industries, Inc.
1.75%, due 12/1/28 (b)(c)	$ 16,362,000	$ 12,050,613
		39,140,478
Semiconductors 3.9%
Impinj, Inc.
1.125%, due 5/15/27 (b)	4,665,000	5,787,399
Microchip Technology, Inc.
0.125%, due 11/15/24 (c)	33,300,000	33,653,812
ON Semiconductor Corp.
1.625%, due 10/15/23	2,305,000	6,847,003
Rambus, Inc.
1.375%, due 2/1/23	5,201,000	8,321,206
Wolfspeed, Inc.
0.25%, due 2/15/28 (b)	8,931,000	8,185,262
		62,794,682
Software 7.5%
Akamai Technologies, Inc.
0.375%, due 9/1/27	16,529,000	16,330,652
Bentley Systems, Inc.
0.125%, due 1/15/26 (c)	3,570,000	3,143,385
Bill.com Holdings, Inc.
(zero coupon), due 12/1/25 (c)	4,680,000	5,211,180
Coupa Software, Inc.
0.375%, due 6/15/26	10,679,000	8,500,484
Datadog, Inc.
0.125%, due 6/15/25	9,636,000	11,004,312
DigitalOcean Holdings, Inc.
(zero coupon), due 12/1/26 (b)	6,190,000	4,557,778
Dropbox, Inc.
(zero coupon), due 3/1/28 (c)	11,036,000	9,595,802
Envestnet, Inc.
1.75%, due 6/1/23	20,827,000	20,743,692
Everbridge, Inc.
0.125%, due 12/15/24 (c)	12,641,000	11,172,116
MongoDB, Inc.
0.25%, due 1/15/26	7,075,000	7,978,831
Splunk, Inc.
0.50%, due 9/15/23	16,180,000	15,613,700
Zynga, Inc.
(zero coupon), due 12/15/26	8,635,000	8,640,526
		122,492,458
Telecommunications 4.5%
Infinera Corp.
2.50%, due 3/1/27	7,050,000	7,124,025
InterDigital, Inc.
2.00%, due 6/1/24	4,500,000	4,370,625
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Convertible Bonds (continued)
Telecommunications (continued)
NICE Ltd.
(zero coupon), due 9/15/25 (c)	$ 46,000,000	$ 43,102,000
Viavi Solutions, Inc.
1.00%, due 3/1/24	14,679,000	17,985,445
		72,582,095
Trucking & Leasing 0.5%
Greenbrier Cos., Inc. (The)
2.875%, due 4/15/28	8,991,000	8,091,900
Total Convertible Bonds (Cost $1,228,601,719)		1,301,113,595

	Shares
Convertible Preferred Stocks 8.1%
Banks 1.7%
Bank of America Corp.
Series L
7.25% (d)	12,072	14,009,073
Wells Fargo & Co.
Series L
7.50% (c)(d)	11,552	13,464,203
		27,473,276
Capital Markets 0.6%
KKR Group Co., Inc.
Series C
6.00%	165,650	10,058,268
Electric Utilities 1.3%
PG&E Corp.
5.50%	160,900	21,579,908
Health Care Equipment & Supplies 0.2%
Becton Dickinson and Co.
Series B
6.00%	86,450	4,213,573
Independent Power and Renewable Electricity Producers 0.9%
AES Corp. (The)
6.875%	147,100	14,490,821
	Shares	Value

Life Sciences Tools & Services 2.8%
Danaher Corp.
Series B
5.00% (c)	34,560	$ 45,149,148
Machinery 0.6%
Stanley Black & Decker, Inc.
5.25%	182,200	9,186,524
Total Convertible Preferred Stocks (Cost $142,187,457)		132,151,518
Total Convertible Securities (Cost $1,370,789,176)		1,433,265,113
Common Stocks 2.2%
Banks 0.9%
Bank of America Corp.	398,621	14,366,301
Energy Equipment & Services 0.7%
Weatherford International plc (e)	272,914	11,375,056
Oil, Gas & Consumable Fuels 0.6%
Kosmos Energy Ltd. (e)	613,446	3,981,264
PDC Energy, Inc.	74,569	5,379,408
		9,360,672
Total Common Stocks (Cost $19,927,961)		35,102,029
Short-Term Investments 15.1%
Affiliated Investment Company 5.6%
MainStay U.S. Government Liquidity Fund, 2.905% (f)(g)	90,285,826	90,285,826
Unaffiliated Investment Companies 9.5%
Invesco Government & Agency Portfolio, 3.163% (g)(h)	109,650,392	109,650,392
State Street Institutional U.S. Government Money Market Fund, 3.064% (g)(h)	45,000,000	45,000,000
		154,650,392
Total Short-Term Investments (Cost $244,936,218)		244,936,218
Total Investments (Cost $1,688,567,024)	108.2%	1,757,843,392
Other Assets, Less Liabilities	(8.2)	(132,935,013)
Net Assets	100.0%	$ 1,624,908,379

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Convertible Fund

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.

(a)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	All or a portion of this security was held on loan. As of October 31, 2022, the aggregate market value of securities on loan was $151,799,759. The Fund received cash collateral with a value of $154,650,392. (See Note 2(G))
(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Non-income producing security.
(f)	As of October 31, 2022, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(g)	Current yield as of October 31, 2022.
(h)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 113,964	$ 402,938	$ (426,616)	$ —	$ —	$ 90,286	$ 560	$ —	90,286

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2022† (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 44,540,032	$ —	$ 44,540,032
Total Corporate Bonds	—	44,540,032	—	44,540,032
Convertible Securities
Convertible Bonds	—	1,301,113,595	—	1,301,113,595
Convertible Preferred Stocks	87,002,370	45,149,148	—	132,151,518
Total Convertible Securities	87,002,370	1,346,262,743	—	1,433,265,113
Common Stocks	35,102,029	—	—	35,102,029
Short-Term Investments
Affiliated Investment Company	90,285,826	—	—	90,285,826
Unaffiliated Investment Companies	154,650,392	—	—	154,650,392
Total Short-Term Investments	244,936,218	—	—	244,936,218
Total Investments in Securities	$ 367,040,617	$ 1,390,802,775	$ —	$ 1,757,843,392

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Convertible Fund

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $1,598,281,198) including securities on loan of $151,799,759	$1,667,557,566
Investment in affiliated investment companies, at value (identified cost $90,285,826)	90,285,826
Cash	16,938
Receivables:
Investment securities sold	17,530,091
Dividends and interest	3,918,070
Fund shares sold	2,880,274
Securities lending	234,544
Other assets	59,513
Total assets	1,782,482,822
Liabilities
Cash collateral received for securities on loan	154,650,392
Payables:
Fund shares redeemed	1,615,679
Manager (See Note 3)	671,303
Transfer agent (See Note 3)	331,981
NYLIFE Distributors (See Note 3)	193,531
Shareholder communication	62,198
Professional fees	29,204
Custodian	9,158
Accrued expenses	10,997
Total liabilities	157,574,443
Net assets	$1,624,908,379
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 891,148
Additional paid-in-capital	1,517,178,739
1,518,069,887
Total distributable earnings (loss)	106,838,492
Net assets	$1,624,908,379
Class A
Net assets applicable to outstanding shares	$710,774,281
Shares of beneficial interest outstanding	39,005,682
Net asset value per share outstanding	$ 18.22
Maximum sales charge (5.50% of offering price)	1.06
Maximum offering price per share outstanding	$ 19.28
Investor Class
Net assets applicable to outstanding shares	$ 43,581,182
Shares of beneficial interest outstanding	2,392,605
Net asset value per share outstanding	$ 18.21
Maximum sales charge (5.00% of offering price)	0.96
Maximum offering price per share outstanding	$ 19.17
Class B
Net assets applicable to outstanding shares	$ 6,170,023
Shares of beneficial interest outstanding	347,545
Net asset value and offering price per share outstanding	$ 17.75
Class C
Net assets applicable to outstanding shares	$ 38,836,786
Shares of beneficial interest outstanding	2,191,196
Net asset value and offering price per share outstanding	$ 17.72
Class I
Net assets applicable to outstanding shares	$825,546,107
Shares of beneficial interest outstanding	45,177,761
Net asset value and offering price per share outstanding	$ 18.27

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Interest	$ 12,470,535
Dividends-unaffiliated	8,311,352
Securities lending, net	1,630,141
Dividends-affiliated	559,661
Total income	22,971,689
Expenses
Manager (See Note 3)	9,787,826
Distribution/Service—Class A (See Note 3)	1,944,672
Distribution/Service—Investor Class (See Note 3)	117,743
Distribution/Service—Class B (See Note 3)	79,636
Distribution/Service—Class C (See Note 3)	455,312
Transfer agent (See Note 3)	1,904,903
Professional fees	182,191
Registration	118,830
Shareholder communication	94,286
Custodian	37,832
Trustees	37,128
Miscellaneous	75,623
Total expenses before waiver/reimbursement	14,835,982
Expense waiver/reimbursement from Manager (See Note 3)	(638,454)
Net expenses	14,197,528
Net investment income (loss)	8,774,161
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	42,015,068
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(273,994,065)
Net realized and unrealized gain (loss)	(231,978,997)
Net increase (decrease) in net assets resulting from operations	$(223,204,836)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Convertible Fund

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 8,774,161	$ 5,731,745
Net realized gain (loss)	42,015,068	418,909,274
Net change in unrealized appreciation (depreciation)	(273,994,065)	55,935,875
Net increase (decrease) in net assets resulting from operations	(223,204,836)	480,576,894
Distributions to shareholders:
Class A	(166,284,769)	(49,364,131)
Investor Class	(9,946,970)	(4,182,074)
Class B	(1,897,436)	(728,517)
Class C	(10,369,117)	(3,711,279)
Class I	(192,363,201)	(65,504,118)
Total distributions to shareholders	(380,861,493)	(123,490,119)
Capital share transactions:
Net proceeds from sales of shares	509,415,950	391,249,469
Net asset value of shares issued to shareholders in reinvestment of distributions	348,922,823	109,969,298
Cost of shares redeemed	(632,144,077)	(487,172,790)
Increase (decrease) in net assets derived from capital share transactions	226,194,696	14,045,977
Net increase (decrease) in net assets	(377,871,633)	371,132,752
Net Assets
Beginning of year	2,002,780,012	1,631,647,260
End of year	$1,624,908,379	$2,002,780,012
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 25.40	$ 20.90	$ 17.81	$ 17.07	$ 17.75
Net investment income (loss) (a)	0.07	0.05	0.06	0.12	0.15
Net realized and unrealized gain (loss)	(2.50)	6.01	3.47	1.60	0.40
Total from investment operations	(2.43)	6.06	3.53	1.72	0.55
Less distributions:
From net investment income	(0.26)	(0.13)	(0.13)	(0.15)	(0.22)
From net realized gain on investments	(4.49)	(1.43)	(0.31)	(0.83)	(1.01)
Total distributions	(4.75)	(1.56)	(0.44)	(0.98)	(1.23)
Net asset value at end of year	$ 18.22	$ 25.40	$ 20.90	$ 17.81	$ 17.07
Total investment return (b)	(11.12)%	30.06%	20.27%	10.75%	3.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.37%	0.19%	0.33%	0.67%	0.87%
Net expenses (c)	0.93%	0.91%	0.96%	0.98%	0.98%
Expenses (before waiver/reimbursement) (c)	0.93%	0.91%	0.96%	0.98%	0.98%
Portfolio turnover rate	14%	49%	46%	23%	43%
Net assets at end of year (in 000’s)	$ 710,774	$ 891,433	$ 657,626	$ 545,605	$ 518,381

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 25.39	$ 20.90	$ 17.80	$ 17.07	$ 17.75
Net investment income (loss) (a)	0.03	(0.00)‡	0.03	0.09	0.13
Net realized and unrealized gain (loss)	(2.50)	6.00	3.47	1.59	0.39
Total from investment operations	(2.47)	6.00	3.50	1.68	0.52
Less distributions:
From net investment income	(0.22)	(0.08)	(0.09)	(0.12)	(0.19)
From net realized gain on investments	(4.49)	(1.43)	(0.31)	(0.83)	(1.01)
Total distributions	(4.71)	(1.51)	(0.40)	(0.95)	(1.20)
Net asset value at end of year	$ 18.21	$ 25.39	$ 20.90	$ 17.80	$ 17.07
Total investment return (b)	(11.31)%	29.77%	20.08%	10.50%	3.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17%	(0.01)%	0.13%	0.51%	0.72%
Net expenses (c)	1.12%	1.12%	1.16%	1.15%	1.13%
Expenses (before waiver/reimbursement) (c)	1.12%	1.12%	1.16%	1.17%	1.14%
Portfolio turnover rate	14%	49%	46%	23%	43%
Net assets at end of year (in 000's)	$ 43,581	$ 53,738	$ 57,829	$ 59,242	$ 52,723

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Convertible Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 24.95	$ 20.67	$ 17.68	$ 16.98	$ 17.67
Net investment income (loss) (a)	(0.11)	(0.18)	(0.11)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	(2.45)	5.93	3.44	1.60	0.39
Total from investment operations	(2.56)	5.75	3.33	1.56	0.38
Less distributions:
From net investment income	(0.15)	(0.04)	(0.03)	(0.03)	(0.06)
From net realized gain on investments	(4.49)	(1.43)	(0.31)	(0.83)	(1.01)
Total distributions	(4.64)	(1.47)	(0.34)	(0.86)	(1.07)
Net asset value at end of year	$ 17.75	$ 24.95	$ 20.67	$ 17.68	$ 16.98
Total investment return (b)	(11.97)%	28.79%	19.15%	9.76%	2.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.59)%	(0.76)%	(0.61)%	(0.23)%	(0.03)%
Net expenses (c)	1.87%	1.87%	1.91%	1.90%	1.88%
Expenses (before waiver/reimbursement) (c)	1.87%	1.87%	1.91%	1.92%	1.89%
Portfolio turnover rate	14%	49%	46%	23%	43%
Net assets at end of year (in 000’s)	$ 6,170	$ 10,226	$ 10,454	$ 11,786	$ 15,051

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 24.92	$ 20.64	$ 17.65	$ 16.96	$ 17.65
Net investment income (loss) (a)	(0.11)	(0.18)	(0.11)	(0.04)	(0.00)‡
Net realized and unrealized gain (loss)	(2.45)	5.93	3.44	1.59	0.38
Total from investment operations	(2.56)	5.75	3.33	1.55	0.38
Less distributions:
From net investment income	(0.15)	(0.04)	(0.03)	(0.03)	(0.06)
From net realized gain on investments	(4.49)	(1.43)	(0.31)	(0.83)	(1.01)
Total distributions	(4.64)	(1.47)	(0.34)	(0.86)	(1.07)
Net asset value at end of year	$ 17.72	$ 24.92	$ 20.64	$ 17.65	$ 16.96
Total investment return (b)	(11.99)%	28.84%	19.18%	9.71%	2.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.58)%	(0.77)%	(0.61)%	(0.23)%	(0.03)%
Net expenses (c)	1.87%	1.87%	1.91%	1.90%	1.88%
Expenses (before waiver/reimbursement) (c)	1.87%	1.87%	1.91%	1.92%	1.89%
Portfolio turnover rate	14%	49%	46%	23%	43%
Net assets at end of year (in 000’s)	$ 38,837	$ 55,754	$ 52,999	$ 60,891	$ 80,830

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 25.46	$ 20.95	$ 17.85	$ 17.11	$ 17.79
Net investment income (loss) (a)	0.13	0.12	0.13	0.18	0.22
Net realized and unrealized gain (loss)	(2.51)	6.02	3.48	1.60	0.39
Total from investment operations	(2.38)	6.14	3.61	1.78	0.61
Less distributions:
From net investment income	(0.32)	(0.20)	(0.20)	(0.21)	(0.28)
From net realized gain on investments	(4.49)	(1.43)	(0.31)	(0.83)	(1.01)
Total distributions	(4.81)	(1.63)	(0.51)	(1.04)	(1.29)
Net asset value at end of year	$ 18.27	$ 25.46	$ 20.95	$ 17.85	$ 17.11
Total investment return (b)	(10.84)%	30.43%	20.71%	11.14%	3.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.69%	0.49%	0.68%	1.04%	1.25%
Net expenses (c)	0.61%	0.61%	0.61%	0.61%	0.61%
Expenses (before waiver/reimbursement) (c)	0.68%	0.66%	0.71%	0.73%	0.73%
Portfolio turnover rate	14%	49%	46%	23%	43%
Net assets at end of year (in 000’s)	$ 825,546	$ 991,630	$ 852,739	$ 773,865	$ 683,594

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Convertible Fund

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay Convertible Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
Class I	November 28, 2008
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek capital appreciation together with current income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market

23

Notes to Financial Statements (continued)
quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal

24	MainStay MacKay Convertible Fund

conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Certain convertible preferred stocks may be valued utilizing evaluated prices based on market inputs obtained from the pricing vendor and are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of October 31, 2022, are shown in the Portfolio of Investments.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective
25

Notes to Financial Statements (continued)
interest rate method. Premium associated with the conversion feature on a convertible bond is not amortized.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2022, are shown in the Portfolio of Investments.
(H) Debt and Convertible Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the

26	MainStay MacKay Convertible Fund

Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $2 billion; and 0.49% in excess of $2 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2022, the effective management fee rate was 0.55%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.61% of the Fund's average net assets. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $9,787,826 and waived fees and/or reimbursed expenses in the amount of $638,454 and paid the Subadvisor fees of $4,473,267.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $123,687 and $9,429, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2022, of $11,279, $1,237 and $8,299, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any
27

Notes to Financial Statements (continued)
reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$752,060	$—
Investor Class	136,533	—
Class B	23,016	—
Class C	131,775	—
Class I	861,519	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$3,046,827	0.4%
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,700,114,398	$224,789,593	$(167,060,599)	$57,728,994
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$23,267,564	$27,270,245	$(1,428,311)	$57,728,994	$106,838,492
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative convertible bond, contingent payment debt instruments (CPDI), and debt to equity adjustments. The other temporary differences are primarily due to defaulted bond income accruals.
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$ 65,835,785	$ 22,294,305
Long-Term Capital Gains	315,025,708	101,195,814
Total	$380,861,493	$123,490,119
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended

28	MainStay MacKay Convertible Fund

October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $241,741 and $367,652, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	3,750,826	$ 74,532,551
Shares issued to shareholders in reinvestment of distributions	8,083,712	160,959,710
Shares redeemed	(7,855,742)	(151,662,870)
Net increase (decrease) in shares outstanding before conversion	3,978,796	83,829,391
Shares converted into Class A (See Note 1)	265,425	5,163,988
Shares converted from Class A (See Note 1)	(335,288)	(5,961,835)
Net increase (decrease)	3,908,933	$ 83,031,544
Year ended October 31, 2021:
Shares sold	5,285,332	$ 126,501,641
Shares issued to shareholders in reinvestment of distributions	2,139,264	47,470,507
Shares redeemed	(4,849,726)	(115,920,808)
Net increase (decrease) in shares outstanding before conversion	2,574,870	58,051,340
Shares converted into Class A (See Note 1)	1,081,489	25,339,661
Shares converted from Class A (See Note 1)	(19,008)	(458,361)
Net increase (decrease)	3,637,351	$ 82,932,640

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	97,525	$ 1,926,381
Shares issued to shareholders in reinvestment of distributions	497,142	9,905,355
Shares redeemed	(214,831)	(4,107,217)
Net increase (decrease) in shares outstanding before conversion	379,836	7,724,519
Shares converted into Investor Class (See Note 1)	52,537	1,002,519
Shares converted from Investor Class (See Note 1)	(156,412)	(3,098,448)
Net increase (decrease)	275,961	$ 5,628,590
Year ended October 31, 2021:
Shares sold	213,974	$ 5,108,766
Shares issued to shareholders in reinvestment of distributions	188,154	4,165,962
Shares redeemed	(205,771)	(4,914,608)
Net increase (decrease) in shares outstanding before conversion	196,357	4,360,120
Shares converted into Investor Class (See Note 1)	61,379	1,489,594
Shares converted from Investor Class (See Note 1)	(908,162)	(21,202,336)
Net increase (decrease)	(650,426)	$ (15,352,622)

Class B	Shares	Amount
Year ended October 31, 2022:
Shares sold	4,956	$ 106,694
Shares issued to shareholders in reinvestment of distributions	90,227	1,763,027
Shares redeemed	(52,530)	(974,121)
Net increase (decrease) in shares outstanding before conversion	42,653	895,600
Shares converted from Class B (See Note 1)	(105,008)	(1,946,782)
Net increase (decrease)	(62,355)	$ (1,051,182)
Year ended October 31, 2021:
Shares sold	21,411	$ 501,679
Shares issued to shareholders in reinvestment of distributions	31,173	683,004
Shares redeemed	(62,432)	(1,473,676)
Net increase (decrease) in shares outstanding before conversion	(9,848)	(288,993)
Shares converted from Class B (See Note 1)	(86,082)	(2,040,685)
Net increase (decrease)	(95,930)	$ (2,329,678)

29

Notes to Financial Statements (continued)
Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	347,776	$ 6,600,757
Shares issued to shareholders in reinvestment of distributions	510,200	9,953,997
Shares redeemed	(847,078)	(15,740,177)
Net increase (decrease) in shares outstanding before conversion	10,898	814,577
Shares converted from Class C (See Note 1)	(57,418)	(1,065,137)
Net increase (decrease)	(46,520)	$ (250,560)
Year ended October 31, 2021:
Shares sold	362,202	$ 8,480,082
Shares issued to shareholders in reinvestment of distributions	162,889	3,564,001
Shares redeemed	(702,549)	(16,493,148)
Net increase (decrease) in shares outstanding before conversion	(177,458)	(4,449,065)
Shares converted from Class C (See Note 1)	(152,398)	(3,586,031)
Net increase (decrease)	(329,856)	$ (8,035,096)

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	21,817,856	$ 426,249,567
Shares issued to shareholders in reinvestment of distributions	8,343,567	166,340,734
Shares redeemed	(24,263,729)	(459,659,692)
Net increase (decrease) in shares outstanding before conversion	5,897,694	132,930,609
Shares converted into Class I (See Note 1)	334,156	5,956,868
Shares converted from Class I (See Note 1)	(2,889)	(51,173)
Net increase (decrease)	6,228,961	$ 138,836,304
Year ended October 31, 2021:
Shares sold	10,387,931	$ 250,657,301
Shares issued to shareholders in reinvestment of distributions	2,426,302	54,085,824
Shares redeemed	(14,587,388)	(348,370,550)
Net increase (decrease) in shares outstanding before conversion	(1,773,155)	(43,627,425)
Shares converted into Class I (See Note 1)	18,947	458,158
Net increase (decrease)	(1,754,208)	$ (43,169,267)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay MacKay Convertible Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay Convertible Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
31

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $315,025,708 as long term capital gain distributions.
For the fiscal year ended October 31, 2022, the Fund designated approximately $8,319,140 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2022 should be multiplied by 10.19% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
32	MainStay MacKay Convertible Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
34	MainStay MacKay Convertible Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
35

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013891.2MS229-22	MSC11-12/22
(NYLIM) NL210

MainStay MacKay High Yield Corporate Bond Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	1/3/1995	-12.98%	1.18%	3.36%	0.95%
		Excluding sales charges		-8.88	2.12	3.84	0.95
Investor Class Shares[2]	Maximum 4% Initial Sales Charge	With sales charges	2/28/2008	-12.55	1.10	3.31	1.08
		Excluding sales charges		-8.90	2.04	3.79	1.08
Class B Shares[3]	Maximum 5% CDSC	With sales charges	5/1/1986	-13.95	0.96	3.01	1.83
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-9.61	1.29	3.01	1.83
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	-10.48	1.28	3.00	1.83
	if Redeemed Within One Year of Purchase	Excluding sales charges		-9.62	1.28	3.00	1.83
Class I Shares	No Sales Charge		1/2/2004	-8.65	2.36	4.11	0.70
Class R1 Shares	No Sales Charge		6/29/2012	-8.77	2.25	3.99	0.80
Class R2 Shares	No Sales Charge		5/1/2008	-8.98	2.02	3.74	1.05
Class R3 Shares	No Sales Charge		2/29/2016	-9.07	1.77	4.54	1.30
Class R6 Shares	No Sales Charge		6/17/2013	-8.36	2.51	4.02	0.56
SIMPLE Class Shares	No Sales Charge		8/31/2020	-9.14	N/A	-0.79	1.33

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the applicable average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
ICE BofA U.S. High Yield Constrained Index[1]	-11.45%	1.88%	4.06%
Morningstar High Yield Bond Category Average[2]	-11.11	1.19	3.07

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The ICE BofA U.S. High Yield Constrained Index is the Fund's primary broad-based securities market index for comparison purposes. The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index.
2.	The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Corporate Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$962.60	$4.75	$1,020.37	$4.89	0.96%
Investor Class Shares	$1,000.00	$964.20	$5.40	$1,019.71	$5.55	1.09%
Class B Shares	$1,000.00	$959.50	$9.09	$1,015.93	$9.35	1.84%
Class C Shares	$1,000.00	$959.50	$9.09	$1,015.93	$9.35	1.84%
Class I Shares	$1,000.00	$963.90	$3.51	$1,021.63	$3.62	0.71%
Class R1 Shares	$1,000.00	$963.20	$4.01	$1,021.12	$4.13	0.81%
Class R2 Shares	$1,000.00	$962.10	$5.24	$1,019.86	$5.40	1.06%
Class R3 Shares	$1,000.00	$962.50	$6.48	$1,018.60	$6.67	1.31%
Class R6 Shares	$1,000.00	$964.60	$2.87	$1,022.28	$2.96	0.58%
SIMPLE Class Shares	$1,000.00	$961.10	$6.62	$1,018.45	$6.82	1.34%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2022 (Unaudited)
‡    Less than one-tenth of percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	CCO Holdings LLC, 4.25%-5.375%, due 5/1/27–1/15/34
2.	HCA, Inc., 3.50%-8.36%, due 4/15/24–11/6/33
3.	Carnival Corp., 4.00%-10.50%, due 2/1/26–5/1/29
4.	TransDigm, Inc., 4.625%-8.00%, due 12/15/25–5/1/29
5.	MSCI, Inc., 3.25%-4.00%, due 11/15/29–8/15/33
6.	VICI Properties LP, 3.875%-5.75%, due 5/1/24–2/15/29
7.	Yum! Brands, Inc., 3.625%-5.375%, due 1/15/30–4/1/32
8.	Sprint Capital Corp., 6.875%, due 11/15/28
9.	Gulfport Energy Corp.
10.	T-Mobile US, Inc., 2.625%-5.375%, due 4/15/27–2/15/31

8	MainStay MacKay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay High Yield Corporate Bond Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay MacKay High Yield Corporate Bond Fund returned −8.65%, outperforming the −11.45% return of the Fund’s benchmark, the ICE BofA U.S. High Yield Constrained Index (the “Index”). Over the same period, Class I shares also outperformed the −11.11% return of the Morningstar High Yield Bond Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The high-yield market finished 2021 on a high note, with the Index up over 1.8% in December. However, the positive sentiment at the end of 2021 did not spill over into the new year, as risk assets sold-off on inflationary fears, expected tighter monetary policy and the mounting tensions and eventual Russian invasion of Ukraine. The selling pressure in risk assets picked up steam in the second quarter of 2022 as interest rate fears gave way to fears of a recession; the Index declined 9.97%, while the S&P 500® Index of U.S. large-cap equities fell 16.11%.
The high-yield market started the third quarter in rally mode and was up almost 8% for the first half of the quarter, before inflation and employment data led to dramatically higher rates. The 5-Year Treasury rate increased 105 basis points to 4.06% by the end of the quarter. (A basis point is one one-hundredth of a percentage point.) Relatively speaking, the high-yield market (−0.68%) performed well compared to the S&P 500® Index2 and the Bloomberg U.S. Aggregate Bond Index,3 which declined 5.28% and 4.75%, respectively during the quarter. By the end of the reporting period, the Index had declined about 12%, while the average dollar price on the Index was below $86.
Although total returns were negative in this challenging environment, the Fund outperformed the Index, largely due to strong security selection, a lower duration, and underweight exposure to CCC-rated4 credits.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
As described above, the sell-off in risk assets, coupled with a sharp move higher in Treasury yields, had a negative impact on the high-yield market during the reporting period.
What was the Fund’s duration5 strategy during the reporting period?
The Fund’s duration is the result of our bottom-up fundamental analysis and is a residual of the investment process. However, the Fund maintained a lower duration than the Index throughout the reporting period, which was beneficial to returns. As of October 31, 2022, the Fund’s modified duration to worst6 was 3.75 years, while the modified duration to worst of the Index was 4.41 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Security selection and overweight exposure to the energy sector compared to the Index made the largest contributions to the Fund’s relative returns during the reporting period. (Contributions take weightings and total returns into account.) Credits from oil & gas exploration & production companies Talos Energy and Chord Energy were two of the Fund’s better performers. Additionally, security selection in health care and retail contributed positively, as did an underweight position and strong selection in telecommunications. Conversely, security selection in services and leisure detracted from relative returns.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
4.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

From a credit-quality perspective, the Fund’s underweight exposure to BB-rated7 instruments with long maturities contributed positively to relative performance, as those bonds were negatively impacted by the sharp rise in Treasury yields. Underweight exposure to CCC-rated bonds and strong selection in the group also proved beneficial, since they were particularly vulnerable to a slowing economy and the sell-off in equity markets.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, we sold the Fund’s entire positions in real estate investment trust MGM Growth Properties, media company Meredith and data analytics company Nielsen Holdings. The Fund initiated positions in energy company Summit Midstream Partners, computer security software company MacAfee and chemicals manufacturer LSB Industries.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period there were no material changes to the Fund’s sector weightings. On the margin, we slightly increased exposure to the health care, leisure and retail sectors, and we trimmed holdings in the media, services and automotive sectors.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, the Fund held overweight exposure relative to the Index in the energy, materials and health care sectors, and underweight exposure in the telecommunications, technology and financials sectors.
7.	An obligation rated ‘BB’ is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay High Yield Corporate Bond Fund

Portfolio of Investments October 31, 2022†
	Principal Amount	Value
Long-Term Bonds 90.8%
Convertible Bonds 1.3%
Investment Companies 0.2%
Ares Capital Corp.
4.625%, due 3/1/24	$ 14,285,000	$ 15,561,722
Media 0.5%
DISH Network Corp.
2.375%, due 3/15/24	37,079,000	33,769,699
3.375%, due 8/15/26	30,780,000	21,361,320
		55,131,019
Oil & Gas 0.3%
Gulfport Energy Operating Corp.
10.00% (10.00% Cash or 15.00% PIK), due 12/29/49 (a)(b)	4,051,000	24,961,452
Oil & Gas Services 0.3%
Forum Energy Technologies, Inc.
9.00% (6.25% Cash and 2.75% PIK), due 8/4/25 (b)	34,886,987	34,712,909
Total Convertible Bonds (Cost $114,454,674)		130,367,102
Corporate Bonds 86.1%
Advertising 1.1%
Lamar Media Corp.
3.625%, due 1/15/31	38,590,000	31,450,850
3.75%, due 2/15/28	21,000,000	18,429,600
4.00%, due 2/15/30	18,500,000	15,708,535
4.875%, due 1/15/29	5,000,000	4,523,500
Outfront Media Capital LLC (c)
4.25%, due 1/15/29	8,475,000	6,991,875
4.625%, due 3/15/30	6,305,000	5,215,559
5.00%, due 8/15/27	19,500,000	17,554,095
6.25%, due 6/15/25	15,216,000	15,004,650
		114,878,664
Aerospace & Defense 1.9%
F-Brasile SpA
Series XR
7.375%, due 8/15/26 (c)	23,280,000	18,391,200
Rolls-Royce plc
5.75%, due 10/15/27 (c)	7,000,000	6,334,790
TransDigm UK Holdings plc
6.875%, due 5/15/26	18,100,000	17,665,871
	Principal Amount	Value

Aerospace & Defense (continued)
TransDigm, Inc.
4.625%, due 1/15/29	$ 31,700,000	$ 26,993,501
4.875%, due 5/1/29	22,920,000	19,487,845
6.25%, due 3/15/26 (c)	84,230,000	83,085,314
7.50%, due 3/15/27	11,915,000	11,740,803
8.00%, due 12/15/25 (c)	13,000,000	13,227,500
		196,926,824
Agriculture 0.0% ‡
Darling Ingredients, Inc.
6.00%, due 6/15/30 (c)	2,025,000	1,949,063
Airlines 1.0%
American Airlines, Inc. (c)
5.50%, due 4/20/26	16,200,000	15,427,612
5.75%, due 4/20/29	11,500,000	10,465,000
Delta Air Lines, Inc.
4.50%, due 10/20/25 (c)	17,200,000	16,760,312
4.75%, due 10/20/28 (c)	23,500,000	21,861,726
7.00%, due 5/1/25 (c)	3,506,000	3,554,337
7.375%, due 1/15/26	7,000,000	7,146,930
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (c)	17,964,500	17,759,794
Spirit Loyalty Cayman Ltd.
8.00%, due 9/20/25 (c)	4,487,951	4,558,861
		97,534,572
Auto Manufacturers 1.7%
Ford Holdings LLC
9.30%, due 3/1/30	30,695,000	34,378,400
Ford Motor Co.
6.10%, due 8/19/32	7,730,000	7,075,308
Ford Motor Credit Co. LLC
3.375%, due 11/13/25	12,000,000	10,886,520
4.00%, due 11/13/30	25,000,000	20,219,500
4.125%, due 8/17/27	2,000,000	1,776,100
4.271%, due 1/9/27	7,500,000	6,771,675
4.389%, due 1/8/26	2,500,000	2,306,723
5.125%, due 6/16/25	13,000,000	12,542,400
5.584%, due 3/18/24	3,660,000	3,604,671
General Motors Financial Co., Inc.
4.35%, due 4/9/25	5,000,000	4,793,451
5.25%, due 3/1/26	10,000,000	9,690,033
JB Poindexter & Co., Inc.
7.125%, due 4/15/26 (c)	51,815,000	49,391,612
PM General Purchaser LLC
9.50%, due 10/1/28 (c)	15,000,000	12,895,687
		176,332,080

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment 1.8%
Adient Global Holdings Ltd.
4.875%, due 8/15/26 (c)	$ 24,525,000	$ 21,949,875
Dealer Tire LLC
8.00%, due 2/1/28 (c)	19,640,000	17,177,126
IHO Verwaltungs GmbH (b)(c)
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	34,785,000	29,293,044
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	41,874,000	35,959,298
6.375% (6.375% Cash or 7.125% PIK), due 5/15/29	38,980,000	33,262,803
Real Hero Merger Sub 2, Inc.
6.25%, due 2/1/29 (c)	40,945,000	29,354,509
Tenneco, Inc.
7.875%, due 1/15/29 (c)	12,000,000	11,854,862
		178,851,517
Biotechnology 0.1%
Emergent BioSolutions, Inc.
3.875%, due 8/15/28 (c)	5,495,000	3,294,472
Grifols Escrow Issuer SA
4.75%, due 10/15/28 (c)	11,595,000	9,058,594
		12,353,066
Building Materials 1.3%
Builders FirstSource, Inc.
6.375%, due 6/15/32 (c)	12,850,000	11,818,145
James Hardie International Finance DAC
5.00%, due 1/15/28 (c)	31,840,000	28,795,038
Koppers, Inc.
6.00%, due 2/15/25 (c)	29,475,000	26,380,125
New Enterprise Stone & Lime Co., Inc.
5.25%, due 7/15/28 (c)	10,300,000	8,961,000
PGT Innovations, Inc.
4.375%, due 10/1/29 (c)	16,000,000	13,269,600
Summit Materials LLC (c)
5.25%, due 1/15/29	16,775,000	15,319,098
6.50%, due 3/15/27	22,730,000	21,810,179
		126,353,185
Chemicals 2.5%
ASP Unifrax Holdings, Inc. (c)
5.25%, due 9/30/28	18,610,000	14,790,317
7.50%, due 9/30/29	21,280,000	14,257,600
Avient Corp.
5.25%, due 3/15/23	26,406,000	26,338,891
	Principal Amount	Value

Chemicals (continued)
Avient Corp. (continued)
5.75%, due 5/15/25 (c)	$ 8,550,000	$ 8,369,766
7.125%, due 8/1/30 (c)	13,415,000	12,828,362
Cheever Escrow Issuer LLC
7.125%, due 10/1/27 (c)	7,400,000	6,793,200
CVR Partners LP
6.125%, due 6/15/28 (c)	6,175,000	5,586,893
GPD Cos., Inc.
10.125%, due 4/1/26 (c)	32,307,000	28,883,711
Innophos Holdings, Inc.
9.375%, due 2/15/28 (c)	29,011,000	27,620,213
Iris Holdings, Inc.
8.75% (8.75% Cash or 9.50% PIK), due 2/15/26 (b)(c)	21,105,000	18,557,788
Mativ Holdings, Inc.
6.875%, due 10/1/26 (c)	12,500,000	11,453,842
NOVA Chemicals Corp. (c)
4.875%, due 6/1/24	9,810,000	9,540,225
5.25%, due 6/1/27	15,600,000	13,924,248
SCIH Salt Holdings, Inc. (c)
4.875%, due 5/1/28	8,000,000	6,943,960
6.625%, due 5/1/29	26,055,000	20,912,883
SCIL IV LLC
5.375%, due 11/1/26 (c)	11,200,000	8,903,216
SK Invictus Intermediate II SARL
5.00%, due 10/30/29 (c)	26,085,000	21,334,139
		257,039,254
Coal 0.1%
Coronado Finance Pty. Ltd.
10.75%, due 5/15/26 (c)	9,820,000	10,225,075
Commercial Services 2.6%
AMN Healthcare, Inc.
4.625%, due 10/1/27 (c)	5,500,000	5,145,745
Ashtead Capital, Inc. (c)
4.00%, due 5/1/28	10,900,000	9,570,637
4.25%, due 11/1/29	7,000,000	6,087,943
Cimpress plc
7.00%, due 6/15/26 (c)	11,740,000	7,014,650
Gartner, Inc. (c)
3.75%, due 10/1/30	19,870,000	16,690,717
4.50%, due 7/1/28	4,000,000	3,706,920
Graham Holdings Co.
5.75%, due 6/1/26 (c)	39,695,000	38,702,625
HealthEquity, Inc.
4.50%, due 10/1/29 (c)	4,000,000	3,495,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
Korn Ferry
4.625%, due 12/15/27 (c)	$ 10,685,000	$ 9,719,717
MPH Acquisition Holdings LLC (c)
5.50%, due 9/1/28	11,150,000	9,625,245
5.75%, due 11/1/28	19,705,000	15,222,113
NESCO Holdings II, Inc.
5.50%, due 4/15/29 (c)	14,440,000	12,657,671
Ritchie Bros Auctioneers, Inc.
5.375%, due 1/15/25 (c)	30,925,000	30,461,125
Service Corp. International
3.375%, due 8/15/30	10,000,000	8,072,242
United Rentals North America, Inc.
3.75%, due 1/15/32	8,000,000	6,480,000
3.875%, due 2/15/31	17,500,000	14,507,500
4.875%, due 1/15/28	10,700,000	9,951,000
5.25%, due 1/15/30	3,500,000	3,246,250
Williams Scotsman International, Inc. (c)
4.625%, due 8/15/28	16,700,000	15,082,605
6.125%, due 6/15/25	17,550,000	17,515,426
WW International, Inc.
4.50%, due 4/15/29 (c)	36,685,000	20,167,657
		263,122,788
Computers 0.3%
Condor Merger Sub, Inc.
7.375%, due 2/15/30 (c)	42,125,000	34,840,463
Cosmetics & Personal Care 0.3%
Edgewell Personal Care Co. (c)
4.125%, due 4/1/29	22,500,000	19,216,237
5.50%, due 6/1/28	13,505,000	12,701,858
		31,918,095
Distribution & Wholesale 0.3%
G-III Apparel Group Ltd.
7.875%, due 8/15/25 (c)	22,000,000	20,836,860
H&E Equipment Services, Inc.
3.875%, due 12/15/28 (c)	10,525,000	8,893,309
		29,730,169
Diversified Financial Services 2.2%
AG TTMT Escrow Issuer LLC
8.625%, due 9/30/27 (c)	19,690,000	19,763,837
Credit Acceptance Corp.
5.125%, due 12/31/24 (c)	15,215,000	14,148,136
6.625%, due 3/15/26	32,875,000	31,096,462
	Principal Amount	Value

Diversified Financial Services (continued)
Enact Holdings, Inc.
6.50%, due 8/15/25 (c)	$ 25,600,000	$ 25,218,560
Jane Street Group
4.50%, due 11/15/29 (c)	3,000,000	2,651,580
Jefferies Finance LLC
5.00%, due 8/15/28 (c)	37,570,000	29,493,577
LPL Holdings, Inc. (c)
4.00%, due 3/15/29	29,810,000	26,017,870
4.375%, due 5/15/31	11,000,000	9,580,615
4.625%, due 11/15/27	13,650,000	12,571,255
Oxford Finance LLC
6.375%, due 2/1/27 (c)	9,830,000	8,994,450
PennyMac Financial Services, Inc. (c)
4.25%, due 2/15/29	13,000,000	9,847,500
5.75%, due 9/15/31	9,500,000	7,153,437
PRA Group, Inc.
7.375%, due 9/1/25 (c)	16,400,000	15,687,328
Radian Group, Inc.
4.875%, due 3/15/27	5,000,000	4,423,950
StoneX Group, Inc.
8.625%, due 6/15/25 (c)	8,196,000	8,093,550
		224,742,107
Electric 1.6%
Clearway Energy Operating LLC
4.75%, due 3/15/28 (c)	22,940,000	21,189,611
DPL, Inc.
4.125%, due 7/1/25	20,325,000	19,187,207
Keystone Power Pass-Through Holders LLC
13.00% (1.00% Cash and 12.00% PIK), due 6/1/24 (a)(b)(c)	7,889,279	4,733,567
Leeward Renewable Energy Operations LLC
4.25%, due 7/1/29 (c)	16,665,000	13,498,650
NextEra Energy Operating Partners LP
3.875%, due 10/15/26 (c)	16,330,000	15,137,094
NRG Energy, Inc.
6.625%, due 1/15/27	3,220,000	3,221,449
Pattern Energy Operations LP
4.50%, due 8/15/28 (c)	17,500,000	15,737,971
PG&E Corp.
5.00%, due 7/1/28	19,460,000	17,539,201
5.25%, due 7/1/30	13,000,000	11,511,435
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Vistra Corp. (c)(d)(e)
7.00% (5 Year Treasury Constant Maturity Rate + 5.74%), due 12/15/26	$ 11,280,000	$ 9,978,342
8.00% (5 Year Treasury Constant Maturity Rate + 6.93%), due 10/15/26	31,800,000	30,210,000
		161,944,527
Electrical Components & Equipment 0.1%
WESCO Distribution, Inc.
7.125%, due 6/15/25 (c)	6,665,000	6,729,651
Engineering & Construction 0.5%
Great Lakes Dredge & Dock Corp.
5.25%, due 6/1/29 (c)	13,000,000	10,279,931
Railworks Holdings LP
8.25%, due 11/15/28 (c)	9,425,000	8,661,934
TopBuild Corp.
4.125%, due 2/15/32 (c)	16,250,000	12,723,318
Weekley Homes LLC
4.875%, due 9/15/28 (c)	21,580,000	17,381,783
		49,046,966
Entertainment 2.8%
Affinity Gaming
6.875%, due 12/15/27 (c)	12,640,000	10,551,268
Allen Media LLC
10.50%, due 2/15/28 (c)	14,870,000	6,026,068
Boyne USA, Inc.
4.75%, due 5/15/29 (c)	9,465,000	8,281,875
CCM Merger, Inc.
6.375%, due 5/1/26 (c)	5,000,000	4,560,709
CDI Escrow Issuer, Inc.
5.75%, due 4/1/30 (c)	20,000,000	18,050,200
Churchill Downs, Inc. (c)
4.75%, due 1/15/28	53,025,000	46,859,253
5.50%, due 4/1/27	38,727,000	37,014,492
International Game Technology plc
6.25%, due 1/15/27 (c)	25,700,000	25,462,532
Jacobs Entertainment, Inc.
6.75%, due 2/15/29 (c)	25,354,000	22,353,861
Live Nation Entertainment, Inc.
6.50%, due 5/15/27 (c)	39,280,000	39,068,367
Merlin Entertainments Ltd.
5.75%, due 6/15/26 (c)	35,100,000	32,639,306
	Principal Amount	Value

Entertainment (continued)
Midwest Gaming Borrower LLC
4.875%, due 5/1/29 (c)	$ 6,000,000	$ 5,073,826
Motion Bondco DAC
6.625%, due 11/15/27 (c)	15,100,000	12,632,358
Vail Resorts, Inc.
6.25%, due 5/15/25 (c)	10,095,000	10,044,525
		278,618,640
Food 1.6%
B&G Foods, Inc.
5.25%, due 4/1/25	24,375,000	22,151,269
Kraft Heinz Foods Co.
3.875%, due 5/15/27	10,000,000	9,369,528
6.50%, due 2/9/40	18,749,000	18,923,113
6.875%, due 1/26/39	31,650,000	32,582,309
Lamb Weston Holdings, Inc.
4.875%, due 5/15/28 (c)	5,000,000	4,647,840
Land O'Lakes Capital Trust I
7.45%, due 3/15/28 (c)	18,586,000	18,493,070
Nathan's Famous, Inc.
6.625%, due 11/1/25 (c)	2,934,000	2,912,745
Post Holdings, Inc.
5.50%, due 12/15/29 (c)	3,000,000	2,699,760
Simmons Foods, Inc.
4.625%, due 3/1/29 (c)	22,340,000	18,641,236
TreeHouse Foods, Inc.
4.00%, due 9/1/28	14,000,000	11,812,500
United Natural Foods, Inc.
6.75%, due 10/15/28 (c)	22,868,000	22,087,515
		164,320,885
Food Service 0.3%
Aramark Services, Inc.
6.375%, due 5/1/25 (c)	26,315,000	26,032,311
Forest Products & Paper 0.8%
Glatfelter Corp.
4.75%, due 11/15/29 (c)	9,550,000	6,147,813
Mercer International, Inc.
5.125%, due 2/1/29	39,710,000	32,611,837
5.50%, due 1/15/26	2,585,000	2,421,769
Smurfit Kappa Treasury Funding DAC
7.50%, due 11/20/25	36,120,000	37,713,431
		78,894,850
Gas 0.5%
AmeriGas Partners LP
5.625%, due 5/20/24	15,106,000	14,761,333

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Gas (continued)
AmeriGas Partners LP (continued)
5.75%, due 5/20/27	$ 13,560,000	$ 12,504,761
5.875%, due 8/20/26	25,075,000	23,457,714
		50,723,808
Hand & Machine Tools 0.1%
Werner FinCo LP
8.75%, due 7/15/25 (c)	13,030,000	11,010,350
Healthcare-Products 1.2%
Garden Spinco Corp.
8.625%, due 7/20/30 (c)	15,500,000	15,942,606
Hologic, Inc. (c)
3.25%, due 2/15/29	39,100,000	33,227,180
4.625%, due 2/1/28	10,205,000	9,541,675
Teleflex, Inc.
4.25%, due 6/1/28 (c)	43,155,000	39,046,644
4.625%, due 11/15/27	5,000,000	4,711,750
Varex Imaging Corp.
7.875%, due 10/15/27 (c)	16,202,000	15,812,521
		118,282,376
Healthcare-Services 5.0%
Acadia Healthcare Co., Inc. (c)
5.00%, due 4/15/29	10,000,000	9,024,500
5.50%, due 7/1/28	10,840,000	10,057,352
Catalent Pharma Solutions, Inc. (c)
3.125%, due 2/15/29	27,560,000	22,552,348
3.50%, due 4/1/30	16,655,000	13,448,913
5.00%, due 7/15/27	15,395,000	14,473,917
Centene Corp.
3.00%, due 10/15/30	20,000,000	16,100,000
3.375%, due 2/15/30	5,000,000	4,154,000
4.625%, due 12/15/29	15,070,000	13,638,350
CHS/Community Health Systems, Inc.
5.25%, due 5/15/30 (c)	13,100,000	9,071,750
DaVita, Inc. (c)
3.75%, due 2/15/31	10,000,000	7,230,300
4.625%, due 6/1/30	16,790,000	13,089,904
Encompass Health Corp.
4.50%, due 2/1/28	25,720,000	23,016,828
4.625%, due 4/1/31	8,200,000	6,765,000
4.75%, due 2/1/30	24,390,000	20,792,475
HCA, Inc.
3.50%, due 9/1/30	9,210,000	7,629,564
5.25%, due 4/15/25	7,000,000	6,879,515
	Principal Amount	Value

Healthcare-Services (continued)
HCA, Inc. (continued)
5.375%, due 2/1/25	$ 26,525,000	$ 26,190,122
5.375%, due 9/1/26	4,170,000	4,055,493
5.625%, due 9/1/28	10,000,000	9,606,724
5.875%, due 2/15/26	25,000,000	24,758,604
5.875%, due 2/1/29	4,565,000	4,456,036
7.50%, due 11/6/33	44,975,000	44,934,836
7.58%, due 9/15/25	11,020,000	11,400,363
7.69%, due 6/15/25	31,650,000	32,644,836
8.36%, due 4/15/24	4,524,000	4,623,150
IQVIA, Inc. (c)
5.00%, due 10/15/26	30,113,000	28,706,121
5.00%, due 5/15/27	5,000,000	4,764,400
Legacy LifePoint Health LLC
6.75%, due 4/15/25 (c)	9,700,000	8,584,500
LifePoint Health, Inc.
5.375%, due 1/15/29 (c)	17,978,000	11,485,425
ModivCare Escrow Issuer, Inc.
5.00%, due 10/1/29 (c)	18,500,000	15,744,530
ModivCare, Inc.
5.875%, due 11/15/25 (c)	8,410,000	7,988,873
Molina Healthcare, Inc. (c)
3.875%, due 11/15/30	13,500,000	11,472,262
3.875%, due 5/15/32	10,300,000	8,590,200
4.375%, due 6/15/28	6,335,000	5,681,608
RegionalCare Hospital Partners Holdings, Inc.
9.75%, due 12/1/26 (c)	43,390,000	34,594,847
Tenet Healthcare Corp.
6.125%, due 6/15/30 (c)	12,100,000	11,169,994
		509,377,640
Holding Companies-Diversified 0.4%
Stena International SA (c)
5.75%, due 3/1/24	6,000,000	5,625,006
6.125%, due 2/1/25	34,995,000	32,736,241
		38,361,247
Home Builders 2.0%
Adams Homes, Inc.
7.50%, due 2/15/25 (c)	24,475,000	19,801,362
Ashton Woods USA LLC
6.625%, due 1/15/28 (c)	5,000,000	4,245,326
Brookfield Residential Properties, Inc.
6.25%, due 9/15/27 (c)	17,360,000	15,146,600
Century Communities, Inc.
3.875%, due 8/15/29 (c)	16,245,000	12,793,587
6.75%, due 6/1/27	26,205,000	25,015,290
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Home Builders (continued)
Installed Building Products, Inc.
5.75%, due 2/1/28 (c)	$ 25,430,000	$ 22,473,762
M/I Homes, Inc.
3.95%, due 2/15/30	7,950,000	5,903,562
4.95%, due 2/1/28	7,500,000	6,434,925
Meritage Homes Corp.
3.875%, due 4/15/29 (c)	22,415,000	18,014,936
5.125%, due 6/6/27	8,515,000	7,624,360
Shea Homes LP (c)
4.75%, due 2/15/28	26,925,000	22,710,968
4.75%, due 4/1/29	9,875,000	8,050,298
STL Holding Co. LLC
7.50%, due 2/15/26 (c)	12,000,000	10,456,320
Winnebago Industries, Inc.
6.25%, due 7/15/28 (c)	21,255,000	19,778,896
		198,450,192
Household Products & Wares 0.3%
Central Garden & Pet Co.
4.125%, due 10/15/30	12,060,000	9,968,448
4.125%, due 4/30/31 (c)	11,000,000	9,130,000
Spectrum Brands, Inc.
5.75%, due 7/15/25	7,787,000	7,683,277
		26,781,725
Housewares 0.2%
Newell Brands, Inc.
4.875%, due 6/1/25	2,035,000	1,964,711
Scotts Miracle-Gro Co. (The)
4.00%, due 4/1/31	14,300,000	10,955,230
4.375%, due 2/1/32	5,430,000	4,109,613
4.50%, due 10/15/29	4,500,000	3,647,452
		20,677,006
Insurance 1.0%
BroadStreet Partners, Inc.
5.875%, due 4/15/29 (c)	11,800,000	9,470,367
Fairfax Financial Holdings Ltd.
8.30%, due 4/15/26	5,435,000	5,770,337
Fidelity & Guaranty Life Holdings, Inc.
5.50%, due 5/1/25 (c)	14,850,000	14,516,041
MGIC Investment Corp.
5.25%, due 8/15/28	23,675,000	21,478,670
NMI Holdings, Inc.
7.375%, due 6/1/25 (c)	16,000,000	15,984,640
Ryan Specialty Group LLC
4.375%, due 2/1/30 (c)	6,500,000	5,557,500
	Principal Amount	Value

Insurance (continued)
USI, Inc.
6.875%, due 5/1/25 (c)	$ 26,670,000	$ 25,869,479
		98,647,034
Internet 2.1%
Cars.com, Inc.
6.375%, due 11/1/28 (c)	21,200,000	18,369,376
Netflix, Inc.
4.875%, due 4/15/28	10,131,000	9,614,420
4.875%, due 6/15/30 (c)	5,000,000	4,629,938
5.375%, due 11/15/29 (c)	8,430,000	8,008,500
5.75%, due 3/1/24	24,961,000	24,961,000
5.875%, due 2/15/25	7,411,000	7,448,055
5.875%, due 11/15/28	32,450,000	32,206,625
Northwest Fiber LLC
4.75%, due 4/30/27 (c)	5,500,000	4,944,164
NortonLifeLock, Inc. (c)
6.75%, due 9/30/27	10,000,000	9,857,950
7.125%, due 9/30/30	10,000,000	9,829,900
Uber Technologies, Inc. (c)
6.25%, due 1/15/28	4,125,000	3,918,750
7.50%, due 5/15/25	12,075,000	12,081,038
7.50%, due 9/15/27	23,710,000	23,704,520
VeriSign, Inc.
4.75%, due 7/15/27	19,419,000	18,618,031
5.25%, due 4/1/25	26,661,000	26,406,121
		214,598,388
Investment Companies 1.5%
Compass Group Diversified Holdings LLC (c)
5.00%, due 1/15/32	12,250,000	8,928,713
5.25%, due 4/15/29	34,750,000	29,885,000
FS Energy and Power Fund
7.50%, due 8/15/23 (c)	84,732,000	84,986,196
Icahn Enterprises LP
5.25%, due 5/15/27	13,130,000	12,097,851
6.25%, due 5/15/26	12,770,000	12,265,585
		148,163,345
Iron & Steel 1.0%
Allegheny Ludlum LLC
6.95%, due 12/15/25	22,688,000	22,121,717
Big River Steel LLC
6.625%, due 1/31/29 (c)	29,600,000	27,837,467
Mineral Resources Ltd. (c)
8.00%, due 11/1/27	3,500,000	3,442,985

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Iron & Steel (continued)
Mineral Resources Ltd. (c) (continued)
8.125%, due 5/1/27	$ 49,640,000	$ 49,391,800
8.50%, due 5/1/30	1,159,000	1,139,707
		103,933,676
Leisure Time 2.1%
Carnival Corp. (c)
4.00%, due 8/1/28	38,000,000	30,615,650
5.75%, due 3/1/27	69,855,000	48,408,467
6.00%, due 5/1/29	33,500,000	22,219,461
7.625%, due 3/1/26	14,160,000	10,647,612
9.875%, due 8/1/27	31,843,000	29,693,598
10.50%, due 2/1/26	29,445,000	28,854,922
Carnival Holdings Bermuda Ltd.
10.375%, due 5/1/28 (c)	10,000,000	10,125,800
Royal Caribbean Cruises Ltd. (c)
5.375%, due 7/15/27	12,400,000	9,638,717
5.50%, due 4/1/28	22,000,000	16,940,000
		207,144,227
Lodging 1.8%
Boyd Gaming Corp.
4.75%, due 12/1/27	38,570,000	35,535,312
4.75%, due 6/15/31 (c)	47,500,000	40,125,150
Hilton Domestic Operating Co., Inc.
3.75%, due 5/1/29 (c)	5,000,000	4,259,525
4.00%, due 5/1/31 (c)	39,340,000	32,886,179
4.875%, due 1/15/30	26,250,000	23,526,563
5.375%, due 5/1/25 (c)	5,000,000	4,925,000
5.75%, due 5/1/28 (c)	12,500,000	12,062,500
Hyatt Hotels Corp. (f)
5.625%, due 4/23/25	7,715,000	7,579,566
6.00%, due 4/23/30	8,095,000	7,672,743
Marriott International, Inc.
Series GG
3.50%, due 10/15/32	9,200,000	7,347,934
Series FF
4.625%, due 6/15/30	3,000,000	2,691,161
Station Casinos LLC
4.50%, due 2/15/28 (c)	7,000,000	6,030,500
		184,642,133
Machinery—Construction & Mining 0.3%
Terex Corp.
5.00%, due 5/15/29 (c)	7,000,000	6,244,350
	Principal Amount	Value

Machinery—Construction & Mining (continued)
Vertiv Group Corp.
4.125%, due 11/15/28 (c)	$ 32,405,000	$ 28,188,461
		34,432,811
Machinery-Diversified 0.5%
Briggs & Stratton Corp. Escrow Claim Shares
6.875%, due 12/15/20 (g)(h)	9,200,000	92,000
Stevens Holding Co., Inc.
6.125%, due 10/1/26 (c)	16,258,000	16,279,136
TK Elevator Holdco GmbH
7.625%, due 7/15/28 (c)	12,126,000	10,022,442
TK Elevator U.S. Newco, Inc.
5.25%, due 7/15/27 (c)	27,000,000	24,198,750
		50,592,328
Media 5.3%
Block Communications, Inc.
4.875%, due 3/1/28 (c)	15,000,000	13,035,450
Cable One, Inc.
4.00%, due 11/15/30 (c)	37,800,000	30,765,420
CCO Holdings LLC
4.25%, due 2/1/31 (c)	36,815,000	29,083,850
4.25%, due 1/15/34 (c)	28,050,000	20,616,750
4.50%, due 8/15/30 (c)	42,430,000	34,434,491
4.50%, due 5/1/32	42,900,000	33,891,000
4.50%, due 6/1/33 (c)	14,500,000	10,995,504
4.75%, due 3/1/30 (c)	31,835,000	26,754,134
5.00%, due 2/1/28 (c)	22,000,000	19,910,000
5.125%, due 5/1/27 (c)	41,225,000	38,194,138
5.375%, due 6/1/29 (c)	13,495,000	12,056,163
CSC Holdings LLC (c)
5.75%, due 1/15/30	23,900,000	18,283,500
6.50%, due 2/1/29	7,000,000	6,597,500
Diamond Sports Group LLC
6.625%, due 8/15/27 (c)	7,000,000	341,250
DIRECTV Financing LLC
5.875%, due 8/15/27 (c)	34,000,000	30,620,400
DISH DBS Corp.
7.75%, due 7/1/26	18,675,000	15,757,778
LCPR Senior Secured Financing DAC (c)
5.125%, due 7/15/29	13,150,000	11,078,875
6.75%, due 10/15/27	48,312,000	45,050,940
News Corp. (c)
3.875%, due 5/15/29	42,070,000	36,159,165
5.125%, due 2/15/32	11,110,000	9,915,675
Sirius XM Radio, Inc. (c)
3.875%, due 9/1/31	6,000,000	4,800,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
Sirius XM Radio, Inc. (c) (continued)
4.00%, due 7/15/28	$ 2,970,000	$ 2,553,241
5.00%, due 8/1/27	8,000,000	7,360,000
5.50%, due 7/1/29	11,590,000	10,689,457
Sterling Entertainment Enterprises LLC
10.25%, due 1/15/25 (a)(h)(i)	20,000,000	18,360,000
Videotron Ltd.
5.375%, due 6/15/24 (c)	17,850,000	17,733,618
Virgin Media Finance plc
5.00%, due 7/15/30 (c)	17,275,000	13,843,974
VZ Secured Financing BV
5.00%, due 1/15/32 (c)	22,545,000	17,970,394
		536,852,667
Metal Fabricate & Hardware 0.3%
Advanced Drainage Systems, Inc. (c)
5.00%, due 9/30/27	18,315,000	16,982,400
6.375%, due 6/15/30	12,615,000	12,191,010
Park-Ohio Industries, Inc.
6.625%, due 4/15/27	3,500,000	2,450,000
		31,623,410
Mining 1.8%
Arconic Corp.
6.00%, due 5/15/25 (c)	8,695,000	8,609,702
Century Aluminum Co.
7.50%, due 4/1/28 (c)	28,550,000	24,494,758
Compass Minerals International, Inc. (c)
4.875%, due 7/15/24	7,000,000	6,632,986
6.75%, due 12/1/27	31,535,000	29,665,816
Constellium SE
3.75%, due 4/15/29 (c)	10,000,000	7,820,000
Eldorado Gold Corp.
6.25%, due 9/1/29 (c)	3,480,000	2,814,798
First Quantum Minerals Ltd. (c)
6.875%, due 10/15/27	14,000,000	13,017,585
7.50%, due 4/1/25	5,000,000	4,850,000
IAMGOLD Corp.
5.75%, due 10/15/28 (c)	35,825,000	24,002,750
Novelis Corp. (c)
3.25%, due 11/15/26	22,500,000	19,692,826
3.875%, due 8/15/31	22,845,000	17,698,250
4.75%, due 1/30/30	31,800,000	27,015,531
		186,315,002
	Principal Amount	Value

Miscellaneous—Manufacturing 0.9%
Amsted Industries, Inc. (c)
4.625%, due 5/15/30	$ 2,100,000	$ 1,732,500
5.625%, due 7/1/27	24,395,000	22,565,375
EnPro Industries, Inc.
5.75%, due 10/15/26	21,784,000	20,803,720
FXI Holdings, Inc.
7.875%, due 11/1/24 (c)	1,195,000	1,025,286
Gates Global LLC
6.25%, due 1/15/26 (c)	2,850,000	2,736,000
Hillenbrand, Inc.
5.00%, due 9/15/26 (f)	5,000,000	4,707,435
5.75%, due 6/15/25	7,000,000	6,947,500
LSB Industries, Inc.
6.25%, due 10/15/28 (c)	31,805,000	28,875,441
		89,393,257
Office Furnishings 0.1%
Interface, Inc.
5.50%, due 12/1/28 (c)	16,952,000	13,376,163
Oil & Gas 6.4%
Ascent Resources Utica Holdings LLC (c)
7.00%, due 11/1/26	14,500,000	14,282,500
9.00%, due 11/1/27	11,295,000	13,779,900
California Resources Corp.
7.125%, due 2/1/26 (c)	11,000,000	10,788,910
Chevron USA, Inc.
3.85%, due 1/15/28	5,560,000	5,264,393
3.90%, due 11/15/24	4,000,000	3,928,415
Civitas Resources, Inc.
5.00%, due 10/15/26 (c)	5,500,000	5,062,420
Colgate Energy Partners III LLC
7.75%, due 2/15/26 (c)	20,645,000	20,535,818
Comstock Resources, Inc.
6.75%, due 3/1/29 (c)	8,080,000	7,736,600
Encino Acquisition Partners Holdings LLC
8.50%, due 5/1/28 (c)	41,705,000	39,072,972
EQT Corp.
6.125%, due 2/1/25 (f)	14,749,000	14,785,430
Gulfport Energy Corp.
8.00%, due 5/17/26	1,362,721	1,358,633
8.00%, due 5/17/26 (c)	30,637,302	30,545,390
Gulfport Energy Operating Corp. Escrow Claim Shares (g)(i)
6.00%, due 10/15/24	50,754,000	—
6.375%, due 5/15/25	24,354,000	—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Gulfport Energy Operating Corp. Escrow Claim Shares (g)(i) (continued)
6.375%, due 1/15/26	$ 11,915,000	$ —
6.625%, due 5/1/23	17,072,000	—
Hilcorp Energy I LP (c)
5.75%, due 2/1/29	5,000,000	4,575,000
6.00%, due 4/15/30	8,000,000	7,244,032
6.25%, due 4/15/32	8,750,000	8,025,762
Laredo Petroleum, Inc.
7.75%, due 7/31/29 (c)	17,830,000	16,938,500
Marathon Oil Corp.
4.40%, due 7/15/27	6,825,000	6,358,080
6.80%, due 3/15/32	5,000,000	5,093,741
Matador Resources Co.
5.875%, due 9/15/26	25,545,000	25,097,962
Moss Creek Resources Holdings, Inc.
7.50%, due 1/15/26 (c)	9,465,000	8,707,800
Occidental Petroleum Corp.
5.55%, due 3/15/26	30,505,000	30,962,575
5.875%, due 9/1/25	6,000,000	6,045,000
6.125%, due 1/1/31	3,000,000	3,007,890
6.375%, due 9/1/28	6,635,000	6,734,251
6.45%, due 9/15/36	6,850,000	6,795,063
6.625%, due 9/1/30	7,270,000	7,561,200
6.95%, due 7/1/24	13,950,000	14,293,309
7.15%, due 5/15/28	4,000,000	4,079,280
Parkland Corp. (c)
4.50%, due 10/1/29	16,535,000	13,922,139
4.625%, due 5/1/30	14,000,000	11,645,410
5.875%, due 7/15/27	12,025,000	11,298,028
PDC Energy, Inc.
6.125%, due 9/15/24	11,454,000	11,340,344
Permian Resources Operating LLC (c)
5.375%, due 1/15/26	18,867,000	17,428,391
6.875%, due 4/1/27	23,400,000	22,698,000
ROCC Holdings LLC
9.25%, due 8/15/26 (c)	12,600,000	12,430,278
Rockcliff Energy II LLC
5.50%, due 10/15/29 (c)	36,935,000	32,895,419
Southwestern Energy Co.
4.75%, due 2/1/32	3,000,000	2,589,600
5.375%, due 3/15/30	15,330,000	14,180,250
5.70%, due 1/23/25 (f)	3,504,000	3,443,581
7.75%, due 10/1/27	2,500,000	2,571,675
	Principal Amount	Value

Oil & Gas (continued)
Sunoco LP
6.00%, due 4/15/27	$ 19,965,000	$ 19,561,707
Talos Production, Inc.
12.00%, due 1/15/26	81,465,000	86,389,559
Transocean Guardian Ltd.
5.875%, due 1/15/24 (c)	7,113,320	6,914,645
Transocean Pontus Ltd.
6.125%, due 8/1/25 (c)	3,777,200	3,635,895
Transocean Poseidon Ltd.
6.875%, due 2/1/27 (c)	27,908,125	26,722,030
Transocean Sentry Ltd.
5.375%, due 5/15/23 (c)	9,341,819	9,178,337
Viper Energy Partners LP
5.375%, due 11/1/27 (c)	9,425,000	8,864,920
		646,371,034
Oil & Gas Services 0.9%
Bristow Group, Inc.
6.875%, due 3/1/28 (c)	30,000,000	27,768,577
Nine Energy Service, Inc.
8.75%, due 11/1/23 (c)	36,055,000	31,454,743
Weatherford International Ltd. (c)
6.50%, due 9/15/28	21,645,000	20,670,975
8.625%, due 4/30/30	14,595,000	13,755,788
		93,650,083
Packaging & Containers 0.4%
ARD Finance SA
6.50% (6.50% Cash or 7.25% PIK), due 6/30/27 (b)(c)	13,208,936	9,477,412
Cascades, Inc. (c)
5.125%, due 1/15/26	11,306,000	10,153,693
5.375%, due 1/15/28	23,385,000	20,000,021
		39,631,126
Pharmaceuticals 2.8%
1375209 BC Ltd.
9.00%, due 1/30/28 (c)	8,000,000	7,740,000
180 Medical, Inc.
3.875%, due 10/15/29 (c)	20,670,000	17,466,150
Bausch Health Cos., Inc. (c)
5.00%, due 1/30/28	8,815,000	3,417,840
5.25%, due 1/30/30	2,000,000	775,000
6.25%, due 2/15/29	9,000,000	3,510,000
7.00%, due 1/15/28	7,000,000	2,800,000
7.25%, due 5/30/29	5,000,000	1,910,900
11.00%, due 9/30/28	19,972,000	15,378,440
14.00%, due 10/15/30	1,974,000	1,130,115
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
BellRing Brands, Inc.
7.00%, due 3/15/30 (c)	$ 18,880,000	$ 17,828,384
Cheplapharm Arzneimittel GmbH
5.50%, due 1/15/28 (c)	1,000,000	829,300
Jazz Securities DAC
4.375%, due 1/15/29 (c)	47,390,000	42,058,625
Organon & Co. (c)
4.125%, due 4/30/28	34,700,000	30,564,454
5.125%, due 4/30/31	23,000,000	19,533,210
Owens & Minor, Inc. (c)
4.50%, due 3/31/29	22,155,000	17,155,946
6.625%, due 4/1/30	23,545,000	19,572,959
Par Pharmaceutical, Inc.
7.50%, due 4/1/27 (c)(g)(j)	39,082,000	29,874,750
Prestige Brands, Inc. (c)
3.75%, due 4/1/31	30,125,000	24,160,551
5.125%, due 1/15/28	26,650,000	24,765,045
		280,471,669
Pipelines 5.5%
ANR Pipeline Co.
7.375%, due 2/15/24	2,555,000	2,571,165
Antero Midstream Partners LP (c)
5.375%, due 6/15/29	5,500,000	5,017,650
5.75%, due 3/1/27	4,000,000	3,809,200
5.75%, due 1/15/28	8,000,000	7,537,120
Cheniere Energy Partners LP
4.00%, due 3/1/31	25,000,000	21,077,125
CNX Midstream Partners LP
4.75%, due 4/15/30 (c)	4,000,000	3,290,000
Crestwood Midstream Partners LP
8.00%, due 4/1/29 (c)	6,500,000	6,500,000
DT Midstream, Inc. (c)
4.125%, due 6/15/29	3,500,000	3,025,750
4.375%, due 6/15/31	12,205,000	10,282,712
Energy Transfer LP
4.40%, due 3/15/27	14,700,000	13,636,413
4.95%, due 5/15/28	16,000,000	14,830,507
EnLink Midstream LLC
6.50%, due 9/1/30 (c)	6,220,000	6,111,150
EQM Midstream Partners LP (c)
4.50%, due 1/15/29	7,705,000	6,549,250
4.75%, due 1/15/31	11,005,000	9,196,878
6.00%, due 7/1/25	4,497,000	4,355,412
6.50%, due 7/1/27	8,900,000	8,677,500
7.50%, due 6/1/27	5,000,000	4,937,500
7.50%, due 6/1/30	4,935,000	4,799,287
	Principal Amount	Value

Pipelines (continued)
FTAI Infra Escrow Holdings LLC
10.50%, due 6/1/27 (c)	$ 20,100,000	$ 19,708,050
Genesis Energy LP
6.25%, due 5/15/26	13,670,000	12,790,814
7.75%, due 2/1/28	19,925,000	19,003,469
8.00%, due 1/15/27	23,870,000	23,107,115
Harvest Midstream I LP
7.50%, due 9/1/28 (c)	26,675,000	25,573,875
Hess Midstream Operations LP (c)
4.25%, due 2/15/30	4,000,000	3,420,600
5.625%, due 2/15/26	1,000,000	980,770
Holly Energy Partners LP (c)
5.00%, due 2/1/28	9,870,000	8,920,458
6.375%, due 4/15/27	5,625,000	5,413,868
ITT Holdings LLC
6.50%, due 8/1/29 (c)	20,080,000	16,134,380
MPLX LP
4.875%, due 12/1/24	12,000,000	11,779,847
New Fortress Energy, Inc.
6.50%, due 9/30/26 (c)	8,555,000	8,298,350
NGL Energy Operating LLC
7.50%, due 2/1/26 (c)	14,060,000	12,719,218
NGPL PipeCo LLC (c)
4.875%, due 8/15/27	12,555,000	11,665,695
7.768%, due 12/15/37	5,000,000	4,977,739
NuStar Logistics LP
5.75%, due 10/1/25	3,000,000	2,892,694
6.00%, due 6/1/26	15,000,000	14,544,000
PBF Logistics LP
6.875%, due 5/15/23	6,050,000	6,053,025
Plains All American Pipeline LP
Series B
6.125%, due 11/28/22 (e)(k)	45,303,000	37,624,141
Rockies Express Pipeline LLC (c)
3.60%, due 5/15/25	7,000,000	6,510,000
4.80%, due 5/15/30	15,220,000	12,860,900
Ruby Pipeline LLC
8.00%, due 4/1/22 (c)(f)(g)(j)	54,771,242	46,692,484
Summit Midstream Holdings LLC
8.50%, due 10/15/26 (c)	29,715,000	28,526,400
Tallgrass Energy Partners LP (c)
5.50%, due 1/15/28	3,350,000	3,003,744
6.00%, due 3/1/27	19,000,000	17,929,764
7.50%, due 10/1/25	8,500,000	8,584,575
Targa Resources Partners LP
5.00%, due 1/15/28	6,320,000	5,827,700
6.50%, due 7/15/27	5,116,000	5,077,476

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
TransMontaigne Partners LP
6.125%, due 2/15/26	$ 25,447,000	$ 21,757,169
Western Midstream Operating LP
4.65%, due 7/1/26	5,000,000	4,737,500
4.75%, due 8/15/28	12,000,000	11,070,000
5.50%, due 2/1/50 (f)	3,000,000	2,335,442
		556,725,881
Real Estate 0.7%
Howard Hughes Corp. (The) (c)
4.125%, due 2/1/29	10,000,000	7,815,291
4.375%, due 2/1/31	8,500,000	6,386,900
Newmark Group, Inc.
6.125%, due 11/15/23	43,914,000	43,770,840
Realogy Group LLC
5.25%, due 4/15/30 (c)	24,850,000	17,231,487
		75,204,518
Real Estate Investment Trusts 2.4%
CTR Partnership LP
3.875%, due 6/30/28 (c)	12,425,000	10,479,707
GLP Capital LP
5.25%, due 6/1/25	10,000,000	9,643,380
5.30%, due 1/15/29	14,080,000	12,680,995
5.375%, due 11/1/23	6,000,000	5,932,440
5.375%, due 4/15/26	5,620,000	5,364,627
Host Hotels & Resorts LP
Series I
3.50%, due 9/15/30	12,090,000	9,482,132
MPT Operating Partnership LP
4.625%, due 8/1/29	2,000,000	1,584,460
5.00%, due 10/15/27	21,025,000	17,992,774
5.25%, due 8/1/26	6,500,000	5,862,480
RHP Hotel Properties LP
4.50%, due 2/15/29 (c)	11,255,000	9,876,263
4.75%, due 10/15/27	28,050,000	25,891,272
VICI Properties LP (c)
3.875%, due 2/15/29	37,650,000	31,702,787
4.625%, due 6/15/25	14,000,000	13,120,899
5.625%, due 5/1/24	55,960,000	55,247,070
5.75%, due 2/1/27	26,800,000	25,318,496
		240,179,782
Retail 5.2%
1011778 B.C. Unlimited Liability Co. (c)
3.50%, due 2/15/29	9,305,000	7,792,938
3.875%, due 1/15/28	26,885,000	23,629,899
	Principal Amount	Value

Retail (continued)
1011778 B.C. Unlimited Liability Co. (c) (continued)
4.00%, due 10/15/30	$ 55,052,000	$ 44,936,195
Asbury Automotive Group, Inc.
4.50%, due 3/1/28	23,137,000	20,058,738
4.625%, due 11/15/29 (c)	13,005,000	10,696,612
4.75%, due 3/1/30	16,525,000	13,537,908
5.00%, due 2/15/32 (c)	10,850,000	8,747,812
CEC Entertainment LLC
6.75%, due 5/1/26 (c)	19,390,000	18,136,737
Dave & Buster's, Inc.
7.625%, due 11/1/25 (c)	9,240,000	9,217,916
Group 1 Automotive, Inc.
4.00%, due 8/15/28 (c)	16,250,000	13,363,837
Ken Garff Automotive LLC
4.875%, due 9/15/28 (c)	25,535,000	21,199,729
KFC Holding Co.
4.75%, due 6/1/27 (c)	18,287,000	17,456,587
LCM Investments Holdings II LLC
4.875%, due 5/1/29 (c)	46,870,000	39,535,782
Lithia Motors, Inc.
4.375%, due 1/15/31 (c)	5,000,000	4,059,650
Murphy Oil USA, Inc.
4.75%, due 9/15/29	7,500,000	6,750,000
5.625%, due 5/1/27	10,417,000	9,996,466
NMG Holding Co., Inc.
7.125%, due 4/1/26 (c)	78,035,000	74,151,198
Papa John's International, Inc.
3.875%, due 9/15/29 (c)	18,284,000	14,854,519
Patrick Industries, Inc. (c)
4.75%, due 5/1/29	6,760,000	5,103,800
7.50%, due 10/15/27	21,040,000	19,276,257
Sonic Automotive, Inc. (c)
4.625%, due 11/15/29	11,890,000	9,308,919
4.875%, due 11/15/31	10,000,000	7,544,220
Ultra Resources, Inc. Escrow Claim Shares
6.875%, due 4/15/22 (a)(g)(i)	28,880,000	—
Yum! Brands, Inc.
3.625%, due 3/15/31	40,870,000	32,798,175
4.625%, due 1/31/32	40,600,000	34,714,218
4.75%, due 1/15/30 (c)	33,885,000	30,284,719
5.375%, due 4/1/32	30,000,000	26,834,100
		523,986,931
Software 3.9%
ACI Worldwide, Inc.
5.75%, due 8/15/26 (c)	9,284,000	8,819,800
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Software (continued)
AthenaHealth Group, Inc.
6.50%, due 2/15/30 (c)	$ 23,500,000	$ 18,330,000
Camelot Finance SA
4.50%, due 11/1/26 (c)	15,990,000	14,938,825
Clarivate Science Holdings Corp. (c)
3.875%, due 7/1/28	23,869,000	20,469,564
4.875%, due 7/1/29	48,911,000	40,779,546
CWT Travel Group, Inc.
8.50%, due 11/19/26 (c)	8,513,374	7,257,651
Fair Isaac Corp. (c)
4.00%, due 6/15/28	5,000,000	4,524,200
5.25%, due 5/15/26	12,250,000	12,123,825
MSCI, Inc. (c)
3.25%, due 8/15/33	23,000,000	17,780,111
3.625%, due 9/1/30	31,855,000	26,618,038
3.625%, due 11/1/31	27,375,000	22,530,583
3.875%, due 2/15/31	44,255,000	37,289,706
4.00%, due 11/15/29	34,330,000	29,809,426
Open Text Corp. (c)
3.875%, due 2/15/28	17,385,000	14,880,517
3.875%, due 12/1/29	14,100,000	11,174,250
Open Text Holdings, Inc. (c)
4.125%, due 2/15/30	30,047,000	23,924,924
4.125%, due 12/1/31	5,681,000	4,274,952
PTC, Inc. (c)
3.625%, due 2/15/25	11,000,000	10,483,330
4.00%, due 2/15/28	35,619,000	32,261,387
SS&C Technologies, Inc.
5.50%, due 9/30/27 (c)	22,995,000	21,380,548
Veritas US, Inc.
7.50%, due 9/1/25 (c)	15,500,000	13,048,373
		392,699,556
Telecommunications 3.7%
Connect Finco SARL
6.75%, due 10/1/26 (c)	55,400,000	52,076,000
Hughes Satellite Systems Corp.
5.25%, due 8/1/26	8,000,000	7,636,720
6.625%, due 8/1/26	12,000,000	11,304,000
Quebecor Media, Inc.
5.75%, due 1/15/23	20,170,000	20,157,898
Sprint Capital Corp.
6.875%, due 11/15/28	104,520,000	107,862,550
Sprint Corp.
7.875%, due 9/15/23	46,900,000	47,669,301
Switch Ltd.
3.75%, due 9/15/28 (c)	18,195,000	18,376,950
	Principal Amount	Value

Telecommunications (continued)
T-Mobile US, Inc.
2.625%, due 2/15/29	$ 9,690,000	$ 8,010,081
2.875%, due 2/15/31	34,390,000	27,684,638
4.75%, due 2/1/28	38,055,000	36,018,296
5.375%, due 4/15/27	33,000,000	32,555,628
		369,352,062
Toys, Games & Hobbies 0.3%
Mattel, Inc. (c)
3.375%, due 4/1/26	5,000,000	4,560,581
3.75%, due 4/1/29	10,000,000	8,629,525
5.875%, due 12/15/27	21,275,000	20,644,834
		33,834,940
Transportation 0.6%
Seaspan Corp.
5.50%, due 8/1/29 (c)	18,315,000	14,105,827
Watco Cos. LLC
6.50%, due 6/15/27 (c)	47,150,000	44,375,113
XPO Escrow Sub LLC
7.50%, due 11/15/27 (c)	5,000,000	4,987,500
		63,468,440
Total Corporate Bonds (Cost $9,721,541,482)		8,711,339,559
Loan Assignments 3.4%
Automobile 0.1%
Dealer Tire LLC
Term Loan B1
7.365% (1 Month LIBOR + 4.25%), due 12/12/25 (d)	10,885,289	10,683,911
Beverage, Food & Tobacco 0.1%
United Natural Foods, Inc.
Initial Term Loan
7.093% (1 Month LIBOR + 3.25%), due 10/22/25 (d)	12,793,288	12,678,148
Chemicals, Plastics & Rubber 0.1%
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
7.254% (1 Month LIBOR + 3.50%), due 5/5/28 (d)	11,786,372	11,635,365

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Loan Assignments (continued)
Electronics 0.1%
Camelot U.S. Acquisition 1 Co. (d)
Initial Term Loan
6.754% (1 Month LIBOR + 3.00%), due 10/30/26	$ 4,314,279	$ 4,233,386
Amendment No. 2 Incremental Term Loan
6.754% (1 Month LIBOR + 3.00%), due 10/30/26	4,385,625	4,307,780
		8,541,166
Finance 0.1%
RealTruck Group, Inc.
Initial Term Loan
7.254% (1 Month LIBOR + 3.50%), due 1/31/28 (d)	9,785,940	8,379,211
Healthcare, Education & Childcare 0.3%
LifePoint Health, Inc.
First Lien Term Loan B
8.165% (3 Month LIBOR + 3.75%), due 11/16/25 (d)	23,303,924	20,515,773
Organon & Co.
Dollar Term Loan
6.188% (3 Month LIBOR + 3.00%), due 6/2/28 (d)	10,239,166	9,964,900
		30,480,673
Insurance 0.2%
USI, Inc.
2017 New Term Loan
6.424% (3 Month LIBOR + 2.75%), due 5/16/24 (d)	17,250,679	17,009,894
Leisure, Amusement, Motion Pictures & Entertainment 0.0% ‡
NASCAR Holdings LLC
Initial Term Loan
5.615% (1 Month LIBOR + 2.50%), due 10/19/26 (d)	3,601,064	3,583,058
Manufacturing 0.1%
Adient U.S. LLC
Term Loan B1
7.004% (1 Month LIBOR + 3.25%), due 4/10/28 (d)	10,020,265	9,657,030
	Principal Amount	Value

Media 0.4%
DIRECTV Financing LLC
Closing Date Term Loan
8.754% (1 Month LIBOR + 5.00%), due 8/2/27 (d)	$ 38,971,759	$ 36,952,788
Oil & Gas 0.5%
Ascent Resources Utica Holdings LLC
Second Lien Term Loan
12.941% (3 Month LIBOR + 9.00%), due 11/1/25 (d)	9,011,000	9,446,529
PetroQuest Energy LLC (a)(i)
Term Loan
TBD, due 1/1/28	2,810,418	2,810,418
2020 Term Loan
10.628% (9.21% PIK), due 9/19/26 (b)	2,160,349	2,160,349
Term Loan
11.254% (10.62% PIK) (1 Month LIBOR + 7.50%), due 11/8/23 (b)(d)	21,093,836	21,093,836
TransMontaigne Operating Co. LP
Tranche Term Loan B 6.989% - 7.072%
(1 Month LIBOR + 3.50%), due 11/17/28 (d)	14,500,475	13,974,833
		49,485,965
Retail 0.8%
Great Outdoors Group LLC
Term Loan B2
7.504% (1 Month LIBOR + 3.75%), due 3/6/28 (d)	89,678,040	84,259,962
Services: Business 0.1%
GIP II Blue Holding LP
Initial Term Loan
8.174% (3 Month LIBOR + 4.50%), due 9/29/28 (d)	11,680,043	11,555,942
Icon plc (d)
Lux Term Loan
5.938% (3 Month LIBOR + 2.25%), due 7/3/28	3,118,417	3,084,636
U.S. Term Loan
5.938% (3 Month LIBOR + 2.25%), due 7/3/28	776,956	768,539
		15,409,117
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Utilities 0.5%
PG&E Corp.
Term Loan
6.813% (1 Month LIBOR + 3.00%), due 6/23/25 (d)	$ 48,539,293	$ 47,665,586
Total Loan Assignments (Cost $356,869,406)		346,421,874
Total Long-Term Bonds (Cost $10,192,865,562)		9,188,128,535

	Shares
Common Stocks 2.4%
Distributors 0.1%
ATD New Holdings, Inc. (l)	142,545	10,886,874
Electric Utilities 0.0% ‡
Keycon Power Holdings LLC (a)(i)(l)	38,880	389
Electrical Equipment 0.0% ‡
Energy Technologies, Inc. (a)(i)(l)	16,724	3,344,800
Hotels, Restaurants & Leisure 0.1%
Carlson Travel, Inc. (a)(h)(l)	1,954,050	13,189,838
Carlson Travel, Inc. (a)(h)(i)(l)	25,452	—
		13,189,838
Independent Power and Renewable Electricity Producers 0.4%
GenOn Energy, Inc. (h)	386,241	40,555,305
Metals & Mining 0.1%
Franco-Nevada Corp.	65,000	8,032,700
Neenah Enterprises, Inc. (a)(h)(i)(l)	720,961	167,624
		8,200,324
Oil, Gas & Consumable Fuels 1.7%
California Resources Corp.	41,116	1,854,743
Chord Energy Corp.	102,111	15,632,173
Gulfport Energy Corp. (l)	1,195,301	106,991,392
PetroQuest Energy, Inc. (a)(i)(l)	28,470,873	—
Talos Energy, Inc. (l)	2,074,193	44,138,827
		168,617,135
	Shares	Value

Software 0.0% ‡
ASG warrant Corp. (a)(i)(l)	12,502	$ —
Total Common Stocks (Cost $291,710,625)		244,794,665
Preferred Stocks 0.3%
Electrical Equipment 0.3%
Energy Technologies Ltd. (a)(i)(l)	37,258	24,217,700
Oil, Gas & Consumable Fuels 0.0% ‡
Gulfport Energy Operating Corp., 10.00%(10.00% Cash or 15.00% PIK) (a)(b)(h)(i)(l)	150	831,843
Total Preferred Stocks (Cost $35,662,837)		25,049,543
Exchange-Traded Funds 0.4%
iShares Gold Trust (l)	929,500	28,795,910
SPDR Gold Shares (l)	70,336	10,684,742
Total Exchange-Traded Funds (Cost $35,418,973)		39,480,652

	Number of Warrants
Warrants 0.0% ‡
Hotels, Restaurants & Leisure 0.0% ‡
CWT Travel Holdings, Inc. (i)(l)
Expires 11/19/26	169,236	11,694
Expires 11/19/28	178,143	34,097
		45,791
Oil, Gas & Consumable Fuels 0.0% ‡
California Resources Corp.
Expires 10/27/24 (l)	36,093	512,520
Total Warrants (Cost $32,627,513)		558,311
Total Investments (Cost $10,588,285,510)	93.9%	9,498,011,706
Other Assets, Less Liabilities	6.1	619,142,726
Net Assets	100.0%	$ 10,117,154,432

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay High Yield Corporate Bond Fund

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Illiquid security—As of October 31, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $115,871,816, which represented 1.1% of the Fund’s net assets.(Unaudited)
(b)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Floating rate—Rate shown was the rate in effect as of October 31, 2022.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Step coupon—Rate shown was the rate in effect as of October 31, 2022.
(g)	Issue in non-accrual status.
(h)	Restricted security. (See Note 5)
(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(j)	Issue in default.
(k)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2022.
(l)	Non-income producing security.

Abbreviation(s):
LIBOR—London Interbank Offered Rate
SPDR—Standard & Poor’s Depositary Receipt
TBD—To Be Determined
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$ —	$ 130,367,102	$ —	$ 130,367,102
Corporate Bonds	—	8,692,979,559	18,360,000	8,711,339,559
Loan Assignments	—	320,357,271	26,064,603	346,421,874
Total Long-Term Bonds	—	9,143,703,932	44,424,603	9,188,128,535
Common Stocks	176,649,835	64,632,017	3,512,813	244,794,665
Preferred Stocks	—	—	25,049,543	25,049,543
Exchange-Traded Funds	39,480,652	—	—	39,480,652
Warrants	512,520	—	45,791	558,311
Total Investments in Securities	$ 216,643,007	$ 9,208,335,949	$ 73,032,750	$ 9,498,011,706

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in securities, at value (identified cost $10,588,285,510)	$ 9,498,011,706
Cash	486,044,220
Receivables:
Interest	149,351,282
Fund shares sold	27,279,001
Investment securities sold	3,944,750
Other assets	1,243,678
Total assets	10,165,874,637
Liabilities
Payables:
Fund shares redeemed	26,117,939
Investment securities purchased	10,958,475
Manager (See Note 3)	4,626,434
Transfer agent (See Note 3)	1,785,046
Shareholder communication	1,240,378
NYLIFE Distributors (See Note 3)	799,935
Professional fees	147,716
Custodian	34,528
Trustees	1,923
Accrued expenses	74,962
Distributions payable	2,932,869
Total liabilities	48,720,205
Net assets	$10,117,154,432
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 20,738,446
Additional paid-in-capital	11,477,790,774
11,498,529,220
Total distributable earnings (loss)	(1,381,374,788)
Net assets	$10,117,154,432
Class A
Net assets applicable to outstanding shares	$3,074,182,414
Shares of beneficial interest outstanding	629,614,735
Net asset value per share outstanding	$ 4.88
Maximum sales charge (4.50% of offering price)	0.23
Maximum offering price per share outstanding	$ 5.11
Investor Class
Net assets applicable to outstanding shares	$ 116,960,981
Shares of beneficial interest outstanding	23,787,051
Net asset value per share outstanding	$ 4.92
Maximum sales charge (4.00% of offering price)	0.21
Maximum offering price per share outstanding	$ 5.13
Class B
Net assets applicable to outstanding shares	$ 13,032,238
Shares of beneficial interest outstanding	2,681,810
Net asset value and offering price per share outstanding	$ 4.86
Class C
Net assets applicable to outstanding shares	$ 133,295,305
Shares of beneficial interest outstanding	27,408,828
Net asset value and offering price per share outstanding	$ 4.86
Class I
Net assets applicable to outstanding shares	$3,159,577,492
Shares of beneficial interest outstanding	646,954,507
Net asset value and offering price per share outstanding	$ 4.88
Class R1
Net assets applicable to outstanding shares	$ 52,498
Shares of beneficial interest outstanding	10,772
Net asset value and offering price per share outstanding	$ 4.87
Class R2
Net assets applicable to outstanding shares	$ 6,948,777
Shares of beneficial interest outstanding	1,422,687
Net asset value and offering price per share outstanding	$ 4.88
Class R3
Net assets applicable to outstanding shares	$ 3,481,622
Shares of beneficial interest outstanding	713,795
Net asset value and offering price per share outstanding	$ 4.88
Class R6
Net assets applicable to outstanding shares	$3,609,590,660
Shares of beneficial interest outstanding	741,243,802
Net asset value and offering price per share outstanding	$ 4.87
SIMPLE Class
Net assets applicable to outstanding shares	$ 32,445
Shares of beneficial interest outstanding	6,597
Net asset value and offering price per share outstanding	$ 4.92

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay High Yield Corporate Bond Fund

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Interest	$ 605,214,085
Dividends (net of foreign tax withholding of $12,285)	4,326,358
Other	4,968,821
Total income	614,509,264
Expenses
Manager (See Note 3)	59,788,878
Distribution/Service—Class A (See Note 3)	8,635,313
Distribution/Service—Investor Class (See Note 3)	318,321
Distribution/Service—Class B (See Note 3)	197,211
Distribution/Service—Class C (See Note 3)	1,705,026
Distribution/Service—Class R2 (See Note 3)	20,725
Distribution/Service—Class R3 (See Note 3)	18,022
Distribution/Service—SIMPLE Class (See Note 3)	163
Transfer agent (See Note 3)	10,552,141
Shareholder communication	1,596,633
Professional fees	786,777
Registration	308,304
Trustees	229,190
Custodian	147,935
Shareholder service (See Note 3)	11,947
Miscellaneous	432,719
Total expenses	84,749,305
Net investment income (loss)	529,759,959
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(2,040,502)
Net change in unrealized appreciation (depreciation) on investments	(1,544,808,534)
Net realized and unrealized gain (loss)	(1,546,849,036)
Net increase (decrease) in net assets resulting from operations	$(1,017,089,077)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 529,759,959	$ 561,954,069
Net realized gain (loss)	(2,040,502)	219,481,230
Net change in unrealized appreciation (depreciation)	(1,544,808,534)	336,122,360
Net increase (decrease) in net assets resulting from operations	(1,017,089,077)	1,117,557,659
Distributions to shareholders:
Class A	(159,359,781)	(176,416,889)
Investor Class	(5,731,011)	(6,494,080)
Class B	(728,522)	(1,264,772)
Class C	(6,351,592)	(9,396,090)
Class I	(179,733,684)	(186,334,257)
Class R1	(2,576)	(2,744)
Class R2	(372,409)	(475,941)
Class R3	(154,687)	(129,139)
Class R6	(181,305,286)	(190,139,469)
SIMPLE Class	(1,390)	(1,106)
	(533,740,938)	(570,654,487)
Distributions to shareholders from return of capital:
Class A	(10,959,485)	(19,429,957)
Investor Class	(394,133)	(715,236)
Class B	(50,102)	(139,298)
Class C	(436,811)	(1,034,853)
Class I	(12,360,639)	(20,522,222)
Class R1	(177)	(302)
Class R2	(25,611)	(52,419)
Class R3	(10,638)	(14,223)
Class R6	(12,468,721)	(20,941,315)
SIMPLE Class	(96)	(122)
	(36,706,413)	(62,849,947)
Total distributions to shareholders	(570,447,351)	(633,504,434)
Capital share transactions:
Net proceeds from sales of shares	3,247,300,040	3,657,661,509
Net asset value of shares issued to shareholders in reinvestment of distributions	531,741,895	591,279,027
Cost of shares redeemed	(4,185,037,510)	(4,586,290,263)
Increase (decrease) in net assets derived from capital share transactions	(405,995,575)	(337,349,727)
Net increase (decrease) in net assets	(1,993,532,003)	146,703,498
	2022	2021
Net Assets
Beginning of year	$12,110,686,435	$11,963,982,937
End of year	$10,117,154,432	$12,110,686,435

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay High Yield Corporate Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 5.63	$ 5.41	$ 5.61	$ 5.52	$ 5.77
Net investment income (loss) (a)	0.24	0.25	0.29	0.29	0.29
Net realized and unrealized gain (loss)	(0.73)	0.25	(0.17)	0.12	(0.22)
Total from investment operations	(0.49)	0.50	0.12	0.41	0.07
Less distributions:
From net investment income	(0.24)	(0.25)	(0.29)	(0.29)	(0.29)
Return of capital	(0.02)	(0.03)	(0.03)	(0.03)	(0.03)
Total distributions	(0.26)	(0.28)	(0.32)	(0.32)	(0.32)
Net asset value at end of year	$ 4.88	$ 5.63	$ 5.41	$ 5.61	$ 5.52
Total investment return (b)	(8.88)%	9.37%	2.26%	7.58%	1.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.58%	4.38%	5.35%	5.21%	5.15%
Net expenses (c)	0.95%	0.95%	0.97%	0.99%	0.99%
Portfolio turnover rate	16%	40%	38%	30%	30%
Net assets at end of year (in 000’s)	$ 3,074,182	$ 3,901,512	$ 3,525,782	$ 3,405,587	$ 3,290,659

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 5.67	$ 5.45	$ 5.65	$ 5.57	$ 5.82
Net investment income (loss) (a)	0.24	0.24	0.29	0.29	0.29
Net realized and unrealized gain (loss)	(0.73)	0.26	(0.17)	0.11	(0.22)
Total from investment operations	(0.49)	0.50	0.12	0.40	0.07
Less distributions:
From net investment income	(0.24)	(0.25)	(0.29)	(0.29)	(0.29)
Return of capital	(0.02)	(0.03)	(0.03)	(0.03)	(0.03)
Total distributions	(0.26)	(0.28)	(0.32)	(0.32)	(0.32)
Net asset value at end of year	$ 4.92	$ 5.67	$ 5.45	$ 5.65	$ 5.57
Total investment return (b)	(8.90)%	9.25%	2.24%	7.33%	1.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.45%	4.26%	5.27%	5.15%	5.12%
Net expenses (c)	1.09%	1.08%	1.06%	1.05%	1.03%
Portfolio turnover rate	16%	40%	38%	30%	30%
Net assets at end of year (in 000's)	$ 116,961	$ 139,214	$ 149,726	$ 162,260	$ 159,970

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 5.60	$ 5.38	$ 5.58	$ 5.50	$ 5.74
Net investment income (loss) (a)	0.19	0.20	0.25	0.24	0.25
Net realized and unrealized gain (loss)	(0.72)	0.25	(0.18)	0.11	(0.21)
Total from investment operations	(0.53)	0.45	0.07	0.35	0.04
Less distributions:
From net investment income	(0.20)	(0.21)	(0.24)	(0.25)	(0.26)
Return of capital	(0.01)	(0.02)	(0.03)	(0.02)	(0.02)
Total distributions	(0.21)	(0.23)	(0.27)	(0.27)	(0.28)
Net asset value at end of year	$ 4.86	$ 5.60	$ 5.38	$ 5.58	$ 5.50
Total investment return (b)	(9.61)%	8.52%	1.39%	6.52%	0.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.64%	3.56%	4.55%	4.41%	4.37%
Net expenses (c)	1.84%	1.83%	1.81%	1.80%	1.78%
Portfolio turnover rate	16%	40%	38%	30%	30%
Net assets at end of year (in 000’s)	$ 13,032	$ 26,622	$ 45,661	$ 63,517	$ 81,221

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 5.60	$ 5.39	$ 5.59	$ 5.50	$ 5.74
Net investment income (loss) (a)	0.19	0.20	0.25	0.24	0.25
Net realized and unrealized gain (loss)	(0.72)	0.24	(0.18)	0.12	(0.21)
Total from investment operations	(0.53)	0.44	0.07	0.36	0.04
Less distributions:
From net investment income	(0.20)	(0.21)	(0.24)	(0.25)	(0.26)
Return of capital	(0.01)	(0.02)	(0.03)	(0.02)	(0.02)
Total distributions	(0.21)	(0.23)	(0.27)	(0.27)	(0.28)
Net asset value at end of year	$ 4.86	$ 5.60	$ 5.39	$ 5.59	$ 5.50
Total investment return (b)	(9.62)%	8.31%	1.39%	6.71%	0.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.66%	3.54%	4.54%	4.41%	4.36%
Net expenses (c)	1.84%	1.83%	1.81%	1.80%	1.78%
Portfolio turnover rate	16%	40%	38%	30%	30%
Net assets at end of year (in 000’s)	$ 133,295	$ 214,696	$ 297,431	$ 373,760	$ 550,819

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay High Yield Corporate Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 5.63	$ 5.41	$ 5.61	$ 5.53	$ 5.78
Net investment income (loss) (a)	0.25	0.26	0.30	0.30	0.31
Net realized and unrealized gain (loss)	(0.73)	0.26	(0.17)	0.11	(0.22)
Total from investment operations	(0.48)	0.52	0.13	0.41	0.09
Less distributions:
From net investment income	(0.25)	(0.27)	(0.30)	(0.30)	(0.31)
Return of capital	(0.02)	(0.03)	(0.03)	(0.03)	(0.03)
Total distributions	(0.27)	(0.30)	(0.33)	(0.33)	(0.34)
Net asset value at end of year	$ 4.88	$ 5.63	$ 5.41	$ 5.61	$ 5.53
Total investment return (b)	(8.65)%	9.65%	2.56%	7.68%	1.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.82%	4.62%	5.60%	5.45%	5.40%
Net expenses (c)	0.70%	0.70%	0.72%	0.74%	0.74%
Portfolio turnover rate	16%	40%	38%	30%	30%
Net assets at end of year (in 000’s)	$ 3,159,577	$ 4,116,697	$ 3,509,954	$ 3,451,487	$ 3,709,306

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R1	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 5.62	$ 5.40	$ 5.60	$ 5.52	$ 5.77
Net investment income (loss) (a)	0.25	0.25	0.30	0.30	0.30
Net realized and unrealized gain (loss)	(0.73)	0.26	(0.17)	0.11	(0.22)
Total from investment operations	(0.48)	0.51	0.13	0.41	0.08
Less distributions:
From net investment income	(0.25)	(0.26)	(0.30)	(0.30)	(0.30)
Return of capital	(0.02)	(0.03)	(0.03)	(0.03)	(0.03)
Total distributions	(0.27)	(0.29)	(0.33)	(0.33)	(0.33)
Net asset value at end of year	$ 4.87	$ 5.62	$ 5.40	$ 5.60	$ 5.52
Total investment return (b)	(8.77)%	9.55%	2.45%	7.58%	1.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.74%	4.51%	5.52%	5.36%	5.25%
Net expenses (c)	0.80%	0.80%	0.82%	0.84%	0.84%
Portfolio turnover rate	16%	40%	38%	30%	30%
Net assets at end of year (in 000’s)	$ 52	$ 62	$ 51	$ 53	$ 72

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 5.63	$ 5.41	$ 5.61	$ 5.52	$ 5.77
Net investment income (loss) (a)	0.23	0.24	0.29	0.28	0.29
Net realized and unrealized gain (loss)	(0.73)	0.26	(0.18)	0.12	(0.22)
Total from investment operations	(0.50)	0.50	0.11	0.40	0.07
Less distributions:
From net investment income	(0.23)	(0.25)	(0.28)	(0.29)	(0.29)
Return of capital	(0.02)	(0.03)	(0.03)	(0.02)	(0.03)
Total distributions	(0.25)	(0.28)	(0.31)	(0.31)	(0.32)
Net asset value at end of year	$ 4.88	$ 5.63	$ 5.41	$ 5.61	$ 5.52
Total investment return (b)	(8.98)%	9.28%	2.17%	7.49%	1.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.45%	4.28%	5.26%	5.10%	5.06%
Net expenses (c)	1.05%	1.05%	1.07%	1.09%	1.09%
Portfolio turnover rate	16%	40%	38%	30%	30%
Net assets at end of year (in 000’s)	$ 6,949	$ 10,640	$ 13,006	$ 13,866	$ 11,116

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 5.62	$ 5.40	$ 5.60	$ 5.52	$ 5.77
Net investment income (loss) (a)	0.22	0.22	0.27	0.27	0.27
Net realized and unrealized gain (loss)	(0.72)	0.26	(0.17)	0.11	(0.22)
Total from investment operations	(0.50)	0.48	0.10	0.38	0.05
Less distributions:
From net investment income	(0.22)	(0.23)	(0.27)	(0.28)	(0.28)
Return of capital	(0.02)	(0.03)	(0.03)	(0.02)	(0.02)
Total distributions	(0.24)	(0.26)	(0.30)	(0.30)	(0.30)
Net asset value at end of year	$ 4.88	$ 5.62	$ 5.40	$ 5.60	$ 5.52
Total investment return (b)	(9.07)%	9.01%	1.90%	7.03%	0.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.25%	3.98%	4.96%	4.84%	4.77%
Net expenses (c)	1.30%	1.30%	1.32%	1.34%	1.34%
Portfolio turnover rate	16%	40%	38%	30%	30%
Net assets at end of year (in 000’s)	$ 3,482	$ 3,630	$ 1,924	$ 1,281	$ 606

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay High Yield Corporate Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R6	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 5.61	$ 5.40	$ 5.60	$ 5.52	$ 5.77
Net investment income (loss) (a)	0.26	0.27	0.31	0.31	0.31
Net realized and unrealized gain (loss)	(0.72)	0.24	(0.17)	0.11	(0.21)
Total from investment operations	(0.46)	0.51	0.14	0.42	0.10
Less distributions:
From net investment income	(0.26)	(0.27)	(0.31)	(0.31)	(0.32)
Return of capital	(0.02)	(0.03)	(0.03)	(0.03)	(0.03)
Total distributions	(0.28)	(0.30)	(0.34)	(0.34)	(0.35)
Net asset value at end of year	$ 4.87	$ 5.61	$ 5.40	$ 5.60	$ 5.52
Total investment return (b)	(8.36)%	9.64%	2.70%	7.84%	1.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.98%	4.79%	5.65%	5.60%	5.54%
Net expenses (c)	0.57%	0.57%	0.58%	0.58%	0.58%
Portfolio turnover rate	16%	40%	38%	30%	30%
Net assets at end of year (in 000’s)	$ 3,609,591	$ 3,697,586	$ 4,420,424	$ 2,180,977	$ 904,028

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class	2022	2021	2020
Net asset value at beginning of period	$ 5.67	$ 5.45	$ 5.54
Net investment income (loss) (a)	0.22	0.23	0.04
Net realized and unrealized gain (loss)	(0.73)	0.25	(0.08)
Total from investment operations	(0.51)	0.48	(0.04)
Less distributions:
From net investment income	(0.22)	(0.23)	(0.05)
Return of capital	(0.02)	(0.03)	(0.00)‡
Total distributions	(0.24)	(0.26)	(0.05)
Net asset value at end of period	$ 4.92	$ 5.67	$ 5.45
Total investment return (b)	(9.14)%	8.98%	(0.72)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.23%	4.00%	4.74%††
Net expenses (c)	1.34%	1.33%	1.30%††
Portfolio turnover rate	16%	40%	38%
Net assets at end of period (in 000’s)	$ 32	$ 27	$ 25

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay High Yield Corporate Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
Class I	January 2, 2004
Class R1	June 29, 2012
Class R2	May 1, 2008
Class R3	February 29, 2016
Class R6	June 17, 2013
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share trans-actions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation

34	MainStay MacKay High Yield Corporate Bond Fund

risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
35

Notes to Financial Statements (continued)
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, including exchange-traded funds ("ETFs"), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2022 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of October 31, 2022, and can change at any time. Illiquid investments as of October 31, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

36	MainStay MacKay High Yield Corporate Bond Fund

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
Effective with the January 2023 distribution, which is expected to be paid on January 31, 2023, the Fund will begin to pay a floating dividend rather than a fixed rate dividend each month.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the London Interbank Offered Rate ("LIBOR") or an alternative reference rate.
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2022, the Fund did not hold any unfunded commitments.
(H) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until
37

Notes to Financial Statements (continued)
the sale or exercise of each right or warrant is completed. Warrants as of October 31, 2022 are shown in the Portfolio of Investments.
(I) Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks.
Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(J) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's

38	MainStay MacKay High Yield Corporate Bond Fund

Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; 0.50% from $7 billion up to $10 billion; 0.49% from $10 billion to $15 billion; and 0.48% in excess of $15 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2022, the effective management fee rate was 0.54%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $59,788,878 and paid the Subadvisor in the amount of $29,325,504.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
39

Notes to Financial Statements (continued)
During the year ended October 31, 2022, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 53
Class R2	8,290
Class R3	3,604
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $459,819 and $23,777, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2022, of $88,658, $2,087 and $11,347, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$4,597,309	$—
Investor Class	340,151	—
Class B	52,836	—
Class C	456,306	—
Class I	4,945,501	—
Class R1	71	—
Class R2	10,994	—
Class R3	4,819	—
Class R6	144,067	—
SIMPLE Class	87	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$10,899,883	0.3%
Class R1	38,696	73.7
SIMPLE Class	24,479	75.4
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$10,562,487,370	$136,650,122	$(1,201,125,786)	$(1,064,475,664)
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(313,938,826)	$(2,932,869)	$(1,064,503,093)	$(1,381,374,788)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales and cumulative bond amortization adjustments. The other temporary differences are primarily due to dividends payable.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $313,938,826, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$22,588	$291,351

40	MainStay MacKay High Yield Corporate Bond Fund

During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$533,740,938	$570,654,487
Return of Capital	36,706,413	62,849,947
Total	$570,447,351	$633,504,434
Note 5–Restricted Securities
Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.
As of October 31, 2022, restricted securities held by the Fund were as follows:
Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	10/31/22 Value	Percent of Net Assets
Briggs & Stratton Corp. Escrow Claim Shares
Corporate Bond 6.875%, due 12/15/20	2/26/21	$ 9,200,000	$ 9,323,706	$ 92,000	0.0%‡
Carlson Travel, Inc.
Common Stock	9/4/20 - 12/23/21	1,979,502	48,453,024	13,189,838	0.1
GenOn Energy, Inc.
Common Stock	12/14/18	386,241	43,250,890	40,555,305	0.4
Gulfport Energy Operating Corp.
Preferred Stock	8/4/21 - 12/16/21	150	148,000	831,843	0.0‡
Neenah Enterprises, Inc.
Common Stock	4/12/20	720,961	—	167,624	0.0‡
Sterling Entertainment Enterprises LLC
Corporate Bond 10.25%, due 1/15/25	12/28/17	$ 20,000,000	19,882,005	18,360,000	0.2
Total			$121,057,625	$ 73,196,610	0.7%

‡	Less than one-tenth of a percent.

Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 7–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no

41

Notes to Financial Statements (continued)
borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 9–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $1,689,065 and $2,150,623, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the year ended October 31, 2022, such purchases were $999.
Note 10–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	96,269,574	$ 504,848,483
Shares issued to shareholders in reinvestment of distributions	28,431,851	148,029,559
Shares redeemed	(193,311,873)	(1,015,581,405)
Net increase (decrease) in shares outstanding before conversion	(68,610,448)	(362,703,363)
Shares converted into Class A (See Note 1)	5,071,164	26,422,459
Shares converted from Class A (See Note 1)	(233,056)	(1,222,885)
Net increase (decrease)	(63,772,340)	$ (337,503,789)
Year ended October 31, 2021:
Shares sold	182,959,300	$ 1,025,339,543
Shares issued to shareholders in reinvestment of distributions	30,312,090	170,864,213
Shares redeemed	(184,263,914)	(1,037,267,473)
Net increase (decrease) in shares outstanding before conversion	29,007,476	158,936,283
Shares converted into Class A (See Note 1)	13,304,124	74,965,256
Shares converted from Class A (See Note 1)	(738,769)	(4,105,394)
Net increase (decrease)	41,572,831	$ 229,796,145

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	1,314,685	$ 7,006,900
Shares issued to shareholders in reinvestment of distributions	1,121,506	5,871,610
Shares redeemed	(2,565,213)	(13,569,137)
Net increase (decrease) in shares outstanding before conversion	(129,022)	(690,627)
Shares converted into Investor Class (See Note 1)	647,159	3,427,758
Shares converted from Investor Class (See Note 1)	(1,299,262)	(6,923,010)
Net increase (decrease)	(781,125)	$ (4,185,879)
Year ended October 31, 2021:
Shares sold	2,019,528	$ 11,484,430
Shares issued to shareholders in reinvestment of distributions	1,208,390	6,860,244
Shares redeemed	(2,683,946)	(15,254,757)
Net increase (decrease) in shares outstanding before conversion	543,972	3,089,917
Shares converted into Investor Class (See Note 1)	1,170,092	6,648,892
Shares converted from Investor Class (See Note 1)	(4,618,620)	(26,265,419)
Net increase (decrease)	(2,904,556)	$ (16,526,610)

42	MainStay MacKay High Yield Corporate Bond Fund

Class B	Shares	Amount
Year ended October 31, 2022:
Shares sold	51,684	$ 276,043
Shares issued to shareholders in reinvestment of distributions	128,906	673,604
Shares redeemed	(1,235,556)	(6,393,498)
Net increase (decrease) in shares outstanding before conversion	(1,054,966)	(5,443,851)
Shares converted from Class B (See Note 1)	(1,019,213)	(5,298,623)
Net increase (decrease)	(2,074,179)	$ (10,742,474)
Year ended October 31, 2021:
Shares sold	88,863	$ 498,977
Shares issued to shareholders in reinvestment of distributions	223,935	1,254,633
Shares redeemed	(2,893,905)	(16,203,403)
Net increase (decrease) in shares outstanding before conversion	(2,581,107)	(14,449,793)
Shares converted from Class B (See Note 1)	(1,142,315)	(6,416,728)
Net increase (decrease)	(3,723,422)	$ (20,866,521)

Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	1,972,074	$ 10,211,162
Shares issued to shareholders in reinvestment of distributions	1,235,498	6,431,044
Shares redeemed	(12,067,962)	(63,194,114)
Net increase (decrease) in shares outstanding before conversion	(8,860,390)	(46,551,908)
Shares converted from Class C (See Note 1)	(2,062,605)	(10,660,509)
Net increase (decrease)	(10,922,995)	$ (57,212,417)
Year ended October 31, 2021:
Shares sold	5,342,346	$ 29,948,303
Shares issued to shareholders in reinvestment of distributions	1,751,952	9,827,127
Shares redeemed	(17,257,202)	(96,733,225)
Net increase (decrease) in shares outstanding before conversion	(10,162,904)	(56,957,795)
Shares converted from Class C (See Note 1)	(6,710,654)	(37,512,191)
Net increase (decrease)	(16,873,558)	$ (94,469,986)

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	287,464,303	$ 1,510,050,594
Shares issued to shareholders in reinvestment of distributions	34,206,122	178,206,439
Shares redeemed	(406,328,774)	(2,107,290,774)
Net increase (decrease) in shares outstanding before conversion	(84,658,349)	(419,033,741)
Shares converted into Class I (See Note 1)	252,101	1,317,383
Shares converted from Class I (See Note 1)	(115,407)	(559,921)
Net increase (decrease)	(84,521,655)	$ (418,276,279)
Year ended October 31, 2021:
Shares sold	252,182,456	$ 1,423,359,102
Shares issued to shareholders in reinvestment of distributions	34,136,456	192,459,085
Shares redeemed	(200,939,792)	(1,134,669,152)
Net increase (decrease) in shares outstanding before conversion	85,379,120	481,149,035
Shares converted into Class I (See Note 1)	745,634	4,142,155
Shares converted from Class I (See Note 1)	(3,354,187)	(18,908,988)
Net increase (decrease)	82,770,567	$ 466,382,202

Class R1	Shares	Amount
Year ended October 31, 2022:
Shares sold	2,588	$ 12,727
Shares issued to shareholders in reinvestment of distributions	531	2,753
Shares redeemed	(3,382)	(17,585)
Net increase (decrease)	(263)	$ (2,105)
Year ended October 31, 2021:
Shares sold	1,473	$ 8,263
Shares issued to shareholders in reinvestment of distributions	541	3,046
Shares redeemed	(366)	(2,073)
Net increase (decrease)	1,648	$ 9,236

43

Notes to Financial Statements (continued)
Class R2	Shares	Amount
Year ended October 31, 2022:
Shares sold	313,412	$ 1,646,320
Shares issued to shareholders in reinvestment of distributions	57,136	298,793
Shares redeemed	(831,012)	(4,462,692)
Net increase (decrease) in shares outstanding before conversion	(460,464)	(2,517,579)
Shares converted from Class R2 (See Note 1)	(7,330)	(35,801)
Net increase (decrease)	(467,794)	$ (2,553,380)
Year ended October 31, 2021:
Shares sold	452,963	$ 2,558,748
Shares issued to shareholders in reinvestment of distributions	76,461	431,139
Shares redeemed	(1,040,259)	(5,766,291)
Net increase (decrease) in shares outstanding before conversion	(510,835)	(2,776,404)
Shares converted from Class R2 (See Note 1)	(2,744)	(15,506)
Net increase (decrease)	(513,579)	$ (2,791,910)

Class R3	Shares	Amount
Year ended October 31, 2022:
Shares sold	196,243	$ 1,015,558
Shares issued to shareholders in reinvestment of distributions	29,907	155,148
Shares redeemed	(139,286)	(714,740)
Net increase (decrease) in shares outstanding before conversion	86,864	455,966
Shares converted from Class R3 (See Note 1)	(19,036)	(93,846)
Net increase (decrease)	67,828	$ 362,120
Year ended October 31, 2021:
Shares sold	365,846	$ 2,061,921
Shares issued to shareholders in reinvestment of distributions	24,106	135,884
Shares redeemed	(99,976)	(563,591)
Net increase (decrease)	289,976	$ 1,634,214

Class R6	Shares	Amount
Year ended October 31, 2022:
Shares sold	234,416,558	$ 1,212,223,525
Shares issued to shareholders in reinvestment of distributions	37,129,569	192,071,459
Shares redeemed	(187,677,935)	(973,813,565)
Net increase (decrease) in shares outstanding before conversion	83,868,192	430,481,419
Shares converted into Class R6 (See Note 1)	1,001	5,033
Shares converted from Class R6 (See Note 1)	(1,230,526)	(6,378,038)
Net increase (decrease)	82,638,667	$ 424,108,414
Year ended October 31, 2021:
Shares sold	206,190,406	$ 1,162,402,222
Shares issued to shareholders in reinvestment of distributions	37,259,768	209,442,428
Shares redeemed	(405,022,996)	(2,279,825,918)
Net increase (decrease) in shares outstanding before conversion	(161,572,822)	(907,981,268)
Shares converted into Class R6 (See Note 1)	3,360,148	18,908,988
Shares converted from Class R6 (See Note 1)	(2,026,448)	(11,445,445)
Net increase (decrease)	(160,239,122)	$ (900,517,725)

SIMPLE Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	1,542	$ 8,728
Shares issued to shareholders in reinvestment of distributions	285	1,486
Net increase (decrease)	1,827	$ 10,214
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	216	$ 1,228
Shares redeemed	(774)	(4,380)
Net increase (decrease) in shares outstanding before conversion	(558)	(3,152)
Shares converted into SIMPLE Class (See Note 1)	774	4,380
Net increase (decrease)	216	$ 1,228
Note 11–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions,

44	MainStay MacKay High Yield Corporate Bond Fund

closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
45

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay High Yield Corporate Bond Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
46	MainStay MacKay High Yield Corporate Bond Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2022, the Fund designated approximately $323,872 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2022 should be multiplied by 0.05% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
47

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
48	MainStay MacKay High Yield Corporate Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Independent Trustees
49

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
50	MainStay MacKay High Yield Corporate Bond Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
51

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013763.2MS229-22	MSHY11-12/22
(NYLIM) NL212

MainStay MacKay International Equity Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	1/3/1995	-36.56%	-0.13%	3.59%	1.33%
		Excluding sales charges		-32.87	1.01	4.17	1.33
Investor Class Shares[2]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	-36.42	-0.48	3.23	1.71
		Excluding sales charges		-33.07	0.65	3.81	1.71
Class B Shares[3]	Maximum 5% CDSC	With sales charges	9/13/1994	-36.43	-0.42	3.03	2.46
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-33.62	-0.11	3.03	2.46
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	-34.15	-0.12	3.03	2.46
	if Redeemed Within One Year of Purchase	Excluding sales charges		-33.58	-0.12	3.03	2.46
Class I Shares	No Sales Charge		1/2/2004	-32.66	1.33	4.48	1.08
Class R1 Shares	No Sales Charge		1/2/2004	-32.79	1.16	4.33	1.18
Class R2 Shares	No Sales Charge		1/2/2004	-32.95	0.89	4.07	1.43
Class R3 Shares	No Sales Charge		4/28/2006	-33.09	0.65	3.81	1.68
Class R6 Shares	No Sales Charge		2/28/2019	-32.64	N/A	1.92	0.98

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
MSCI ACWI® ex USA Index (Net)[1]	-24.73%	-0.60%	3.27%
MSCI EAFE Index® (Net)[2]	-23.00	-0.09	4.13
Morningstar Foreign Large Growth Category Average[3]	-32.72	0.40	4.36

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Fund has selected the MSCI ACWI® (All Country World Index) ex USA Index (Net) as its primary benchmark. The MSCI ACWI® ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S.
2.	The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These funds primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay International Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$858.30	$ 5.71	$1,019.05	$ 6.21	1.22%
Investor Class Shares	$1,000.00	$857.40	$ 7.12	$1,017.54	$ 7.73	1.52%
Class B Shares	$1,000.00	$853.70	$10.61	$1,013.76	$11.52	2.27%
Class C Shares	$1,000.00	$853.70	$10.61	$1,013.76	$11.52	2.27%
Class I Shares	$1,000.00	$859.80	$ 3.98	$1,020.92	$ 4.33	0.85%
Class R1 Shares	$1,000.00	$858.70	$ 5.01	$1,019.81	$ 5.45	1.07%
Class R2 Shares	$1,000.00	$857.80	$ 6.18	$1,018.55	$ 6.72	1.32%
Class R3 Shares	$1,000.00	$857.00	$ 7.35	$1,017.29	$ 7.98	1.57%
Class R6 Shares	$1,000.00	$860.00	$ 3.89	$1,021.02	$ 4.23	0.83%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of October 31, 2022 (Unaudited)
France	12.4%
United States	12.2
United Kingdom	11.3
Switzerland	11.2
Netherlands	9.7
Germany	9.5
Japan	7.0
India	5.8
China	3.9
Hong Kong	3.8%
Israel	3.4
Sweden	2.6
Denmark	2.5
Italy	1.0
Other Assets, Less Liabilities	3.7
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	ICON plc
2.	HDFC Bank Ltd.
3.	Teleperformance
4.	TE Connectivity Ltd.
5.	Adyen NV
6.	Globant SA
7.	Tencent Holdings Ltd.
8.	AIA Group Ltd.
9.	Lonza Group AG (Registered)
10.	NICE Ltd., Sponsored ADR

8	MainStay MacKay International Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Carlos Garcia-Tunon, CFA, Ian Murdoch, CFA, and Lawrence Rosenberg, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay International Equity Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay MacKay International Equity Fund returned −32.66%, underperforming the −24.73% return of the Fund’s primary benchmark, the MSCI ACWI® (All Country World Index) ex USA Index (Net) (the “Index”), and the −23.00% return of the Fund’s secondary benchmark, the MSCI EAFE Index® (Net). Over the same period, Class I shares outperformed the −32.72% return of the Morningstar Foreign Large Growth Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Observed through a multi-factor lens, the Fund’s underperformance relative to the MSCI ACWI® ex USA Index (Net) was predominantly due to its emphasis on growth stocks over value stocks. Based on the Fund’s active weights relative to the Index, relative returns suffered primarily due to negative contributions from stock selection on both a country and sector basis, as well as a negative contribution from sector allocation. (Contributions take weightings and total returns into account.) These negative selection and allocation effects were partially offset by a positive contribution from country allocation.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
Risk assets declined toward the beginning of the reporting period due to Russia’s invasion of Ukraine and expectations for accelerated global monetary policy tightening, which was exacerbated by the conflict’s upward pressure on energy and food prices. The decline in international equities accelerated in the second half of the reporting period as the Ukraine conflict, China COVID lockdowns, and the continued prospect of higher interest rates combined to weigh on investor sentiment.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the sectors making the strongest positive contribution to the Fund’s performance relative to the Index were information technology, industrials and real estate. During the same period, the weakest contributors to relative performance were the health care, financials and consumer discretionary sectors.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The top contributors to the Fund’s absolute performance during the reporting period included UK home emergency and repair services provider HomeServe, French prepaid corporate services provider Edenred, and Japanese e-commerce provider of industrial supply products MonotaRO. The most significant detractors from absolute performance during the same period were China-based Internet gaming and value-added services provider Tencent, UK-domiciled Asia-focused life insurer Prudential, and Brazil-based vertically integrated health care provider Hapvida.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund’s largest initial purchase was in Hong Kong-based pan-Asian life insurer AIA Group, while the largest increased position was in Netherlands-based payment solutions provider Adyen. The Fund’s largest full sale was in Japan-based online services provider CyberAgent, while the largest decreased position size was in Ireland-domiciled global professional services company Aon.
How did the Fund’s sector and/or country weightings change during the reporting period?
During the reporting period, the Fund’s largest increases in sector exposure relative to the Index were in information technology and industrials, while the most significant decreases were in consumer discretionary and communication services.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, the Fund’s largest overweight exposures relative to the MSCI ACWI® ex USA Index (Net) were to the information technology and health care sectors. As of the same date, the Fund’s most significant underweight exposures were to the consumer discretionary and energy sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments October 31, 2022†
	Shares	Value
Common Stocks 96.0%
China 3.9%
Tencent Holdings Ltd. (Interactive Media & Services)	437,499	$ 11,459,084
Denmark 2.5%
Chr Hansen Holding A/S (Chemicals)	131,989	7,329,705
France 12.4%
BioMerieux (Health Care Equipment & Supplies)	55,323	4,895,416
Dassault Systemes SE (Software)	77,951	2,615,341
Edenred (IT Services)	170,728	8,766,792
Sartorius Stedim Biotech (Life Sciences Tools & Services)	22,710	7,208,742
Teleperformance (Professional Services)	50,037	13,415,532
		36,901,823
Germany 9.5%
Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	29,325	3,551,552
Deutsche Boerse AG (Capital Markets)	48,255	7,851,830
Nemetschek SE (Software)	81,894	3,913,859
Scout24 SE (Interactive Media & Services) (a)	120,199	6,162,652
Symrise AG (Chemicals)	66,015	6,742,484
		28,222,377
Hong Kong 3.8%
AIA Group Ltd. (Insurance)	1,491,000	11,292,217
India 5.8%
HDFC Bank Ltd. (Banks)	786,819	14,226,475
Housing Development Finance Corp. Ltd. (Diversified Financial Services)	97,635	2,913,097
		17,139,572
Israel 3.4%
NICE Ltd., Sponsored ADR (Software) (b)	53,979	10,250,072
Italy 1.0%
Reply SpA (IT Services)	28,582	3,109,903
Japan 7.0%
Benefit One, Inc. (Professional Services)	203,800	2,828,899
Menicon Co. Ltd. (Health Care Equipment & Supplies)	127,400	2,182,237
	Shares	Value

Japan (continued)
MonotaRO Co. Ltd. (Trading Companies & Distributors)	269,000	$ 4,102,976
Relo Group, Inc. (Real Estate Management & Development)	330,500	4,672,054
SMS Co. Ltd. (Professional Services)	119,700	2,753,112
TechnoPro Holdings, Inc. (Professional Services)	177,500	4,231,733
		20,771,011
Netherlands 9.7%
Adyen NV (IT Services) (a)(b)	8,321	11,945,061
IMCD NV (Trading Companies & Distributors)	73,566	9,545,720
Koninklijke DSM NV (Chemicals)	62,974	7,424,523
		28,915,304
Sweden 2.6%
Hexagon AB, Class B (Electronic Equipment, Instruments & Components)	548,996	5,429,696
MIPS AB (Leisure Products)	75,740	2,451,679
		7,881,375
Switzerland 11.2%
Belimo Holding AG (Registered) (Building Products)	9,537	3,885,850
Lonza Group AG (Registered) (Life Sciences Tools & Services)	20,040	10,314,691
Straumann Holding AG (Health Care Equipment & Supplies)	60,956	5,806,145
TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	108,408	13,250,710
		33,257,396
United Kingdom 11.3%
Diageo plc (Beverages)	217,917	8,991,662
Experian plc (Professional Services)	285,082	9,069,095
HomeServe plc (Commercial Services & Supplies)	191,153	2,599,881
Linde plc (Chemicals)	19,555	5,814,679
St James's Place plc (Capital Markets)	577,551	7,053,873
		33,529,190
United States 11.9%
Accenture plc, Class A (IT Services)	10,700	3,037,730
Aon plc, Class A (Insurance)	11,731	3,302,159
Globant SA (IT Services) (b)	61,799	11,660,235
ICON plc (Life Sciences Tools & Services) (b)	73,286	14,498,901

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay MacKay International Equity Fund

	Shares	Value
Common Stocks (continued)
United States (continued)
STERIS plc (Health Care Equipment & Supplies)	17,423	$ 3,006,862
		35,505,887
Total Common Stocks (Cost $296,978,532)		285,564,916
Short-Term Investment 0.3%
Affiliated Investment Company 0.3%
United States 0.3%
MainStay U.S. Government Liquidity Fund, 2.905% (c)	831,090	831,090
Total Short-Term Investment (Cost $831,090)		831,090
Total Investments (Cost $297,809,622)	96.3%	286,396,006
Other Assets, Less Liabilities	3.7	11,135,874
Net Assets	100.0%	$ 297,531,880

†	Percentages indicated are based on Fund net assets.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Non-income producing security.
(c)	Current yield as of October 31, 2022.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 611	$ 52,095	$ (51,875)	$ —	$ —	$ 831	$ 8	$ —	831

Abbreviation(s):
ADR—American Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 285,564,916	$ —	$ —	$ 285,564,916
Short-Term Investment
Affiliated Investment Company	831,090	—	—	831,090
Total Investments in Securities	$ 286,396,006	$ —	$ —	$ 286,396,006

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay International Equity Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent †
Banks	$ 14,226,475	4.8%
Beverages	8,991,662	3.0
Building Products	3,885,850	1.3
Capital Markets	14,905,703	5.0
Chemicals	27,311,391	9.3
Commercial Services & Supplies	2,599,881	0.9
Diversified Financial Services	2,913,097	1.0
Electronic Equipment, Instruments & Components	18,680,406	6.3
Health Care Equipment & Supplies	19,442,212	6.4
Insurance	14,594,376	4.9
Interactive Media & Services	17,621,736	6.0
IT Services	38,519,721	12.9
Leisure Products	2,451,679	0.8
Life Sciences Tools & Services	32,022,334	10.8
Professional Services	32,298,371	10.8
Real Estate Management & Development	4,672,054	1.6
Software	16,779,272	5.6
Trading Companies & Distributors	13,648,696	4.6
	285,564,916	96.0
Short-Term Investment	831,090	0.3
Other Assets, Less Liabilities	11,135,874	3.7
Net Assets	$297,531,880	100.0%

†	Percentages indicated are based on Fund net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $296,978,532)	$285,564,916
Investment in affiliated investment companies, at value (identified cost $831,090)	831,090
Cash	211
Cash denominated in foreign currencies (identified cost $9,677,598)	9,651,092
Receivables:
Investment securities sold	1,295,550
Dividends	371,488
Foreign capital gains tax (See Note 2)	103,547
Fund shares sold	80,710
Securities lending	1,782
Other assets	36,736
Total assets	297,937,122
Liabilities
Payables:
Manager (See Note 3)	150,766
Fund shares redeemed	113,923
Transfer agent (See Note 3)	40,907
Shareholder communication	40,313
Custodian	18,913
NYLIFE Distributors (See Note 3)	16,391
Professional fees	12,069
Trustees	60
Accrued expenses	11,900
Total liabilities	405,242
Net assets	$297,531,880
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 213,806
Additional paid-in-capital	349,367,065
349,580,871
Total distributable earnings (loss)	(52,048,991)
Net assets	$297,531,880
Class A
Net assets applicable to outstanding shares	$ 53,872,726
Shares of beneficial interest outstanding	3,901,406
Net asset value per share outstanding	$ 13.81
Maximum sales charge (5.50% of offering price)	0.80
Maximum offering price per share outstanding	$ 14.61
Investor Class
Net assets applicable to outstanding shares	$ 13,855,508
Shares of beneficial interest outstanding	1,024,408
Net asset value per share outstanding	$ 13.53
Maximum sales charge (5.00% of offering price)	0.71
Maximum offering price per share outstanding	$ 14.24
Class B
Net assets applicable to outstanding shares	$ 871,172
Shares of beneficial interest outstanding	77,349
Net asset value and offering price per share outstanding	$ 11.26
Class C
Net assets applicable to outstanding shares	$ 1,152,519
Shares of beneficial interest outstanding	102,371
Net asset value and offering price per share outstanding	$ 11.26
Class I
Net assets applicable to outstanding shares	$ 31,033,021
Shares of beneficial interest outstanding	2,219,490
Net asset value and offering price per share outstanding	$ 13.98
Class R1
Net assets applicable to outstanding shares	$ 96,610
Shares of beneficial interest outstanding	6,969
Net asset value and offering price per share outstanding	$ 13.86
Class R2
Net assets applicable to outstanding shares	$ 164,710
Shares of beneficial interest outstanding	11,924
Net asset value and offering price per share outstanding	$ 13.81
Class R3
Net assets applicable to outstanding shares	$ 695,818
Shares of beneficial interest outstanding	51,401
Net asset value and offering price per share outstanding	$ 13.54
Class R6
Net assets applicable to outstanding shares	$195,789,796
Shares of beneficial interest outstanding	13,985,304
Net asset value and offering price per share outstanding	$ 14.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay International Equity Fund

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $300,562)	$ 3,842,012
Securities lending, net	52,831
Dividends-affiliated	8,161
Total income	3,903,004
Expenses
Manager (See Note 3)	3,199,310
Distribution/Service—Class A (See Note 3)	172,985
Distribution/Service—Investor Class (See Note 3)	43,271
Distribution/Service—Class B (See Note 3)	14,333
Distribution/Service—Class C (See Note 3)	17,105
Distribution/Service—Class R2 (See Note 3)	496
Distribution/Service—Class R3 (See Note 3)	4,069
Transfer agent (See Note 3)	231,588
Professional fees	131,207
Registration	116,170
Custodian	82,024
Shareholder communication	58,625
Trustees	7,515
Shareholder service (See Note 3)	1,140
Miscellaneous	36,643
Total expenses before waiver/reimbursement	4,116,481
Expense waiver/reimbursement from Manager (See Note 3)	(698,531)
Net expenses	3,417,950
Net investment income (loss)	485,054
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(36,091,876)
Foreign currency transactions	(1,108,852)
Net realized gain (loss)	(37,200,728)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(a)	(107,032,731)
Translation of other assets and liabilities in foreign currencies	(284,433)
Net change in unrealized appreciation (depreciation)	(107,317,164)
Net realized and unrealized gain (loss)	(144,517,892)
Net increase (decrease) in net assets resulting from operations	$(144,032,838)

(a)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $480,892.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 485,054	$ 1,100,518
Net realized gain (loss)	(37,200,728)	58,265,906
Net change in unrealized appreciation (depreciation)	(107,317,164)	53,839,920
Net increase (decrease) in net assets resulting from operations	(144,032,838)	113,206,344
Distributions to shareholders:
Class A	(11,213,676)	(2,496,321)
Investor Class	(2,781,204)	(878,981)
Class B	(311,669)	(104,666)
Class C	(353,778)	(133,782)
Class I	(6,710,826)	(1,460,845)
Class R1	(18,831)	(5,793)
Class R2	(33,750)	(19,645)
Class R3	(120,330)	(47,741)
Class R6	(34,544,245)	(8,406,730)
Total distributions to shareholders	(56,088,309)	(13,554,504)
Capital share transactions:
Net proceeds from sales of shares	38,368,459	44,435,679
Net asset value of shares issued to shareholders in reinvestment of distributions	55,903,961	13,508,107
Cost of shares redeemed	(37,926,779)	(43,961,450)
Increase (decrease) in net assets derived from capital share transactions	56,345,641	13,982,336
Net increase (decrease) in net assets	(143,775,506)	113,634,176
Net Assets
Beginning of year	441,307,386	327,673,210
End of year	$ 297,531,880	$441,307,386
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay International Equity Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 23.67	$ 18.27	$ 17.12	$ 15.48	$ 16.38
Net investment income (loss) (a)	(0.02)	0.01	(0.01)	0.09	0.03
Net realized and unrealized gain (loss)	(6.87)	6.13	1.68	1.70	(0.84)
Total from investment operations	(6.89)	6.14	1.67	1.79	(0.81)
Less distributions:
From net investment income	(0.01)	—	(0.05)	—	(0.09)
From net realized gain on investments	(2.96)	(0.74)	(0.47)	(0.15)	—
Total distributions	(2.97)	(0.74)	(0.52)	(0.15)	(0.09)
Net asset value at end of year	$ 13.81	$ 23.67	$ 18.27	$ 17.12	$ 15.48
Total investment return (b)	(32.87)%	34.31%	9.84%	11.74%	(4.98)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.11)%	0.05%	(0.09)%	0.57%	0.17%
Net expenses (c)	1.19%	1.18%	1.21%	1.21%	1.32%
Expenses (before waiver/reimbursement) (c)	1.38%	1.33%	1.40%	1.35%	1.32%
Portfolio turnover rate	94%	101%	135%	58%	53%
Net assets at end of year (in 000’s)	$ 53,873	$ 89,076	$ 61,795	$ 57,566	$ 59,304

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 23.30	$ 18.06	$ 16.94	$ 15.38	$ 16.27
Net investment income (loss) (a)	(0.08)	(0.06)	(0.07)	0.03	(0.03)
Net realized and unrealized gain (loss)	(6.73)	6.04	1.66	1.68	(0.83)
Total from investment operations	(6.81)	5.98	1.59	1.71	(0.86)
Less distributions:
From net investment income	—	—	—	—	(0.03)
From net realized gain on investments	(2.96)	(0.74)	(0.47)	(0.15)	—
Total distributions	(2.96)	(0.74)	(0.47)	(0.15)	(0.03)
Net asset value at end of year	$ 13.53	$ 23.30	$ 18.06	$ 16.94	$ 15.38
Total investment return (b)	(33.07)%	33.80%	9.40%	11.36%	(5.31)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.45)%	(0.30)%	(0.43)%	0.21%	(0.19)%
Net expenses (c)	1.54%	1.56%	1.56%	1.59%	1.66%
Expenses (before waiver/reimbursement) (c)	1.72%	1.71%	1.75%	1.75%	1.70%
Portfolio turnover rate	94%	101%	135%	58%	53%
Net assets at end of year (in 000's)	$ 13,856	$ 21,990	$ 21,699	$ 23,870	$ 21,679

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 20.05	$ 15.74	$ 14.94	$ 13.68	$ 14.55
Net investment income (loss) (a)	(0.17)	(0.20)	(0.18)	(0.08)	(0.14)
Net realized and unrealized gain (loss)	(5.66)	5.25	1.45	1.49	(0.73)
Total from investment operations	(5.83)	5.05	1.27	1.41	(0.87)
Less distributions:
From net realized gain on investments	(2.96)	(0.74)	(0.47)	(0.15)	—
Net asset value at end of year	$ 11.26	$ 20.05	$ 15.74	$ 14.94	$ 13.68
Total investment return (b)	(33.62)%	32.84%	8.57%	10.49%	(5.98)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.20)%	(1.06)%	(1.20)%	(0.59)%	(0.95)%
Net expenses (c)	2.29%	2.31%	2.31%	2.35%	2.41%
Expenses (before waiver/reimbursement) (c)	2.47%	2.46%	2.50%	2.50%	2.44%
Portfolio turnover rate	94%	101%	135%	58%	53%
Net assets at end of year (in 000’s)	$ 871	$ 2,192	$ 2,368	$ 3,345	$ 4,404

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 20.04	$ 15.75	$ 14.93	$ 13.68	$ 14.56
Net investment income (loss) (a)	(0.17)	(0.21)	(0.18)	(0.09)	(0.14)
Net realized and unrealized gain (loss)	(5.65)	5.24	1.47	1.49	(0.74)
Total from investment operations	(5.82)	5.03	1.29	1.40	(0.88)
Less distributions:
From net realized gain on investments	(2.96)	(0.74)	(0.47)	(0.15)	—
Net asset value at end of year	$ 11.26	$ 20.04	$ 15.75	$ 14.93	$ 13.68
Total investment return (b)	(33.58)%	32.69%	8.64%	10.49%	(6.04)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.21)%	(1.12)%	(1.20)%	(0.65)%	(0.93)%
Net expenses (c)	2.29%	2.31%	2.31%	2.35%	2.41%
Expenses (before waiver/reimbursement) (c)	2.47%	2.46%	2.50%	2.50%	2.44%
Portfolio turnover rate	94%	101%	135%	58%	53%
Net assets at end of year (in 000’s)	$ 1,153	$ 2,470	$ 2,952	$ 3,915	$ 6,960

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay International Equity Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 23.93	$ 18.43	$ 17.28	$ 15.57	$ 16.48
Net investment income (loss) (a)	0.04	0.09	0.05	0.09	0.07
Net realized and unrealized gain (loss)	(6.94)	6.17	1.69	1.78	(0.85)
Total from investment operations	(6.90)	6.26	1.74	1.87	(0.78)
Less distributions:
From net investment income	(0.09)	(0.02)	(0.12)	(0.01)	(0.13)
From net realized gain on investments	(2.96)	(0.74)	(0.47)	(0.15)	—
Total distributions	(3.05)	(0.76)	(0.59)	(0.16)	(0.13)
Net asset value at end of year	$ 13.98	$ 23.93	$ 18.43	$ 17.28	$ 15.57
Total investment return (b)	(32.66)%	34.72%	10.22%	12.19%	(4.80)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.23%	0.39%	0.27%	0.55%	0.42%
Net expenses (c)	0.85%	0.85%	0.85%	0.92%	1.07%
Expenses (before waiver/reimbursement) (c)	1.13%	1.08%	1.16%	1.10%	1.07%
Portfolio turnover rate	94%	101%	135%	58%	53%
Net assets at end of year (in 000’s)	$ 31,033	$ 53,914	$ 35,880	$ 43,280	$ 213,030

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R1	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 23.75	$ 18.31	$ 17.15	$ 15.48	$ 16.38
Net investment income (loss) (a)	0.01	0.05	(0.01)	0.05	0.05
Net realized and unrealized gain (loss)	(6.90)	6.13	1.71	1.77	(0.84)
Total from investment operations	(6.89)	6.18	1.70	1.82	(0.79)
Less distributions:
From net investment income	(0.04)	—	(0.07)	—	(0.11)
From net realized gain on investments	(2.96)	(0.74)	(0.47)	(0.15)	—
Total distributions	(3.00)	(0.74)	(0.54)	(0.15)	(0.11)
Net asset value at end of year	$ 13.86	$ 23.75	$ 18.31	$ 17.15	$ 15.48
Total investment return (b)	(32.79)%	34.46%	10.05%	11.93%	(4.86)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.05%	0.23%	(0.05)%	0.33%	0.29%
Net expenses (c)	1.04%	1.03%	1.06%	1.11%	1.17%
Expenses (before waiver/reimbursement) (c)	1.23%	1.18%	1.25%	1.19%	1.17%
Portfolio turnover rate	94%	101%	135%	58%	53%
Net assets at end of year (in 000’s)	$ 97	$ 157	$ 143	$ 265	$ 2,109

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 23.68	$ 18.30	$ 17.15	$ 15.52	$ 16.42
Net investment income (loss) (a)	(0.04)	(0.01)	(0.03)	0.06	(0.02)
Net realized and unrealized gain (loss)	(6.87)	6.13	1.68	1.72	(0.80)
Total from investment operations	(6.91)	6.12	1.65	1.78	(0.82)
Less distributions:
From net investment income	—	—	(0.03)	—	(0.08)
From net realized gain on investments	(2.96)	(0.74)	(0.47)	(0.15)	—
Total distributions	(2.96)	(0.74)	(0.50)	(0.15)	(0.08)
Net asset value at end of year	$ 13.81	$ 23.68	$ 18.30	$ 17.15	$ 15.52
Total investment return (b)	(32.95)%	34.14%	9.72%	11.64%	(5.06)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.22)%	(0.06)%	(0.18)%	0.38%	(0.13)%
Net expenses (d)	1.29%	1.28%	1.31%	1.31%	1.42%
Expenses (before waiver/reimbursement) (d)	1.48%	1.43%	1.50%	1.45%	1.42%
Portfolio turnover rate	94%	101%	135%	58%	53%
Net assets at end of year (in 000’s)	$ 165	$ 291	$ 486	$ 454	$ 602

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 23.32	$ 18.08	$ 16.96	$ 15.38	$ 16.29
Net investment income (loss) (a)	(0.07)	(0.06)	(0.08)	0.03	(0.04)
Net realized and unrealized gain (loss)	(6.75)	6.04	1.67	1.70	(0.83)
Total from investment operations	(6.82)	5.98	1.59	1.73	(0.87)
Less distributions:
From net investment income	—	—	—	—	(0.04)
From net realized gain on investments	(2.96)	(0.74)	(0.47)	(0.15)	—
Total distributions	(2.96)	(0.74)	(0.47)	(0.15)	(0.04)
Net asset value at end of year	$ 13.54	$ 23.32	$ 18.08	$ 16.96	$ 15.38
Total investment return (b)	(33.09)%	33.77%	9.46%	11.35%	(5.39)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.45)%	(0.28)%	(0.46)%	0.22%	(0.21)%
Net expenses (d)	1.54%	1.53%	1.56%	1.56%	1.67%
Expenses (before waiver/reimbursement) (d)	1.73%	1.68%	1.75%	1.70%	1.67%
Portfolio turnover rate	94%	101%	135%	58%	53%
Net assets at end of year (in 000’s)	$ 696	$ 942	$ 1,140	$ 1,154	$ 1,057

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay International Equity Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,			February 28, 2019^ through October 31, 2019
Class R6	2022	2021	2020
Net asset value at beginning of period	$ 23.95	$ 18.45	$ 17.28	$ 16.13
Net investment income (loss) (a)	0.04	0.09	0.05	0.15
Net realized and unrealized gain (loss)	(6.94)	6.18	1.70	1.00
Total from investment operations	(6.90)	6.27	1.75	1.15
Less distributions:
From net investment income	(0.09)	(0.03)	(0.11)	—
From net realized gain on investments	(2.96)	(0.74)	(0.47)	—
Total distributions	(3.05)	(0.77)	(0.58)	—
Net asset value at end of period	$ 14.00	$ 23.95	$ 18.45	$ 17.28
Total investment return (b)	(32.64)%	34.74%	10.27%	7.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.26%	0.40%	0.31%	1.37%††
Net expenses (c)	0.83%	0.83%	0.83%	0.83%††
Expenses (before waiver/reimbursement) (c)	1.01%	0.98%	1.02%	1.00%††
Portfolio turnover rate	94%	101%	135%	58%
Net assets at end of period (in 000’s)	$ 195,790	$ 270,274	$ 201,210	$ 177,483

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay International Equity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	September 13, 1994
Class C	September 1, 1998
Class I	January 2, 2004
Class R1	January 2, 2004
Class R2	January 2, 2004
Class R3	April 28, 2006
Class R6	February 28, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing

22	MainStay MacKay International Equity Fund

quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that
23

Notes to Financial Statements (continued)
has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2022 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Fund as of October 31, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected

24	MainStay MacKay International Equity Fund

as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2022, the Fund did not have any portfolio securities on loan.
25

Notes to Financial Statements (continued)
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million. During the year ended October 31, 2022, the effective management fee rate was 0.89%
of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class I, 0.85% and Class R6, 0.83%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class R6 shares waiver/reimbursement to the Class A, Investor Class, Class B, Class C, Class R1, Class R2 and Class R3 shares. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $3,199,310 and waived fees and/or reimbursed expenses in the amount of $698,531 and paid the Subadvisor fees of $1,253,613.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

26	MainStay MacKay International Equity Fund

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2022, shareholder service fees incurred by the Fund were as follows:

Class R1	$127
Class R2	199
Class R3	814
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $7,043 and $2,582, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2022, of $1,782, $193 and $86, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$80,870	$—
Investor Class	79,884	—
Class B	6,669	—
Class C	7,937	—
Class I	45,706	—
Class R1	151	—
Class R2	232	—
Class R3	960	—
Class R6	9,179	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$ 12,404,086	40.0%
Class R6	147,676,735	75.4
27

Notes to Financial Statements (continued)
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$305,436,717	$18,782,622	$(37,823,333)	$(19,040,711)
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,448,153	$(34,363,901)	$—	$(19,133,243)	$(52,048,991)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company (“PFIC”) adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2022 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$3,168	$(3,168)
The reclassifications for the Fund are primarily due to equalization.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $34,363,901, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$34,364	$—
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$22,641,609	$ 8,006,740
Long-Term Capital Gains	33,446,700	5,547,764
Total	$56,088,309	$13,554,504
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended

28	MainStay MacKay International Equity Fund

October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $328,447 and $329,435, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	289,482	$ 4,856,586
Shares issued to shareholders in reinvestment of distributions	560,771	11,086,447
Shares redeemed	(753,863)	(12,494,554)
Net increase (decrease) in shares outstanding before conversion	96,390	3,448,479
Shares converted into Class A (See Note 1)	43,392	762,030
Shares converted from Class A (See Note 1)	(2,051)	(29,683)
Net increase (decrease)	137,731	$ 4,180,826
Year ended October 31, 2021:
Shares sold	439,982	$ 9,546,189
Shares issued to shareholders in reinvestment of distributions	122,230	2,462,926
Shares redeemed	(481,241)	(10,442,551)
Net increase (decrease) in shares outstanding before conversion	80,971	1,566,564
Shares converted into Class A (See Note 1)	301,169	6,650,481
Shares converted from Class A (See Note 1)	(115)	(2,340)
Net increase (decrease)	382,025	$ 8,214,705

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	31,347	$ 526,561
Shares issued to shareholders in reinvestment of distributions	142,976	2,776,584
Shares redeemed	(83,625)	(1,399,796)
Net increase (decrease) in shares outstanding before conversion	90,698	1,903,349
Shares converted into Investor Class (See Note 1)	15,324	257,757
Shares converted from Investor Class (See Note 1)	(25,373)	(450,746)
Net increase (decrease)	80,649	$ 1,710,360
Year ended October 31, 2021:
Shares sold	53,338	$ 1,151,658
Shares issued to shareholders in reinvestment of distributions	44,113	877,859
Shares redeemed	(92,836)	(1,997,436)
Net increase (decrease) in shares outstanding before conversion	4,615	32,081
Shares converted into Investor Class (See Note 1)	22,666	486,379
Shares converted from Investor Class (See Note 1)	(284,938)	(6,205,441)
Net increase (decrease)	(257,657)	$ (5,686,981)

Class B	Shares	Amount
Year ended October 31, 2022:
Shares sold	1,124	$ 15,284
Shares issued to shareholders in reinvestment of distributions	19,144	311,669
Shares redeemed	(16,841)	(230,567)
Net increase (decrease) in shares outstanding before conversion	3,427	96,386
Shares converted from Class B (See Note 1)	(35,411)	(491,479)
Net increase (decrease)	(31,984)	$ (395,093)
Year ended October 31, 2021:
Shares sold	2,841	$ 51,762
Shares issued to shareholders in reinvestment of distributions	6,071	104,666
Shares redeemed	(19,104)	(357,112)
Net increase (decrease) in shares outstanding before conversion	(10,192)	(200,684)
Shares converted from Class B (See Note 1)	(30,867)	(579,598)
Net increase (decrease)	(41,059)	$ (780,282)

29

Notes to Financial Statements (continued)
Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	10,958	$ 160,195
Shares issued to shareholders in reinvestment of distributions	21,744	353,778
Shares redeemed	(48,237)	(687,659)
Net increase (decrease) in shares outstanding before conversion	(15,535)	(173,686)
Shares converted from Class C (See Note 1)	(5,356)	(77,562)
Net increase (decrease)	(20,891)	$ (251,248)
Year ended October 31, 2021:
Shares sold	9,708	$ 182,118
Shares issued to shareholders in reinvestment of distributions	7,760	133,783
Shares redeemed	(62,839)	(1,151,894)
Net increase (decrease) in shares outstanding before conversion	(45,371)	(835,993)
Shares converted from Class C (See Note 1)	(18,849)	(349,481)
Net increase (decrease)	(64,220)	$ (1,185,474)

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	287,164	$ 5,134,297
Shares issued to shareholders in reinvestment of distributions	334,732	6,681,247
Shares redeemed	(657,717)	(11,940,886)
Net increase (decrease) in shares outstanding before conversion	(35,821)	(125,342)
Shares converted into Class I (See Note 1)	2,027	29,683
Net increase (decrease)	(33,794)	$ (95,659)
Year ended October 31, 2021:
Shares sold	508,899	$ 11,312,447
Shares issued to shareholders in reinvestment of distributions	71,624	1,454,680
Shares redeemed	(274,230)	(6,066,101)
Net increase (decrease)	306,293	$ 6,701,026

Class R1	Shares	Amount
Year ended October 31, 2022:
Shares sold	1,471	$ 24,401
Shares issued to shareholders in reinvestment of distributions	950	18,831
Shares redeemed	(2,084)	(33,689)
Net increase (decrease)	337	$ 9,543
Year ended October 31, 2021:
Shares sold	977	$ 21,179
Shares issued to shareholders in reinvestment of distributions	287	5,793
Shares redeemed	(2,424)	(53,729)
Net increase (decrease)	(1,160)	$ (26,757)

Class R2	Shares	Amount
Year ended October 31, 2022:
Shares sold	742	$ 11,889
Shares issued to shareholders in reinvestment of distributions	577	11,421
Shares redeemed	(1,689)	(36,585)
Net increase (decrease)	(370)	$ (13,275)
Year ended October 31, 2021:
Shares sold	787	$ 16,945
Shares issued to shareholders in reinvestment of distributions	697	14,076
Shares redeemed	(15,737)	(367,300)
Net increase (decrease)	(14,253)	$ (336,279)

Class R3	Shares	Amount
Year ended October 31, 2022:
Shares sold	7,202	$ 124,556
Shares issued to shareholders in reinvestment of distributions	6,160	119,739
Shares redeemed	(2,370)	(36,864)
Net increase (decrease)	10,992	$ 207,431
Year ended October 31, 2021:
Shares sold	9,642	$ 204,513
Shares issued to shareholders in reinvestment of distributions	2,389	47,594
Shares redeemed	(34,705)	(776,187)
Net increase (decrease)	(22,674)	$ (524,080)

Class R6	Shares	Amount
Year ended October 31, 2022:
Shares sold	1,629,080	$ 27,514,690
Shares issued to shareholders in reinvestment of distributions	1,728,941	34,544,245
Shares redeemed	(655,742)	(11,066,179)
Net increase (decrease)	2,702,279	$ 50,992,756
Year ended October 31, 2021:
Shares sold	982,195	$ 21,948,868
Shares issued to shareholders in reinvestment of distributions	413,514	8,406,730
Shares redeemed	(1,021,160)	(22,749,140)
Net increase (decrease)	374,549	$ 7,606,458
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.

30	MainStay MacKay International Equity Fund

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
31

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay International Equity Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
32	MainStay MacKay International Equity Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $33,444,777 as long term capital gain distributions.
For the fiscal year ended October 31, 2022, the Fund designated approximately $5,428,797 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2022:
•    the total amount of taxes credited to foreign countries was $279,655.
•    the total amount of income sourced from foreign countries was $1,280,895.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
33

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
34	MainStay MacKay International Equity Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
36	MainStay MacKay International Equity Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013945.2MS229-22	MSIE11-12/22
(NYLIM) NL213

MainStay MacKay Strategic Bond Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	2/28/1997	-14.53%	-0.57%	1.21%	1.08%
		Excluding sales charges		-10.51	0.35	1.68	1.08
Investor Class Shares[2]	Maximum 4% Initial Sales Charge	With sales charges	2/28/2008	-14.23	-0.65	1.14	1.21
		Excluding sales charges		-10.65	0.27	1.61	1.21
Class B Shares[3]	Maximum 5% CDSC	With sales charges	2/28/1997	-15.63	-0.85	0.86	1.96
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-11.27	-0.49	0.86	1.96
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	-12.25	-0.49	0.86	1.96
	if Redeemed Within One Year of Purchase	Excluding sales charges		-11.38	-0.49	0.86	1.96
Class I Shares	No Sales Charge		1/2/2004	-10.19	0.62	1.95	0.83
Class R2 Shares	No Sales Charge		2/28/2014	-10.69	0.25	0.99	1.18
Class R3 Shares	No Sales Charge		2/29/2016	-10.83	-0.01	2.04	1.43
Class R6 Shares	No Sales Charge		2/28/2018	-10.23	N/A	0.82	0.70

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the applicable average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[1]	-15.68%	-0.54%	0.74%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index[2]	0.64	1.34	0.91
Morningstar Nontraditional Bond Category Average[3]	-7.96	0.42	1.13

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg U.S. Aggregate Bond Index is the Fund's primary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
2.	The Fund has selected the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index as a secondary benchmark. The ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index is unmanaged and tracks the performance of a synthetic asset paying a deposit offered rate to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.
3.	The Fund has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Strategic Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Strategic Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$947.90	$5.16	$1,019.91	$5.35	1.05%
Investor Class Shares	$1,000.00	$946.50	$5.84	$1,019.21	$6.06	1.19%
Class B Shares	$1,000.00	$943.20	$9.50	$1,015.43	$9.86	1.94%
Class C Shares	$1,000.00	$943.10	$9.50	$1,015.43	$9.86	1.94%
Class I Shares	$1,000.00	$949.60	$3.44	$1,021.68	$3.57	0.70%
Class R2 Shares	$1,000.00	$947.40	$5.64	$1,019.41	$5.85	1.15%
Class R3 Shares	$1,000.00	$946.10	$6.87	$1,018.15	$7.12	1.40%
Class R6 Shares	$1,000.00	$948.80	$3.24	$1,021.88	$3.36	0.66%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2022 (Unaudited)
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	FHLMC STACR REMIC Trust, 4.497%-6.747%, due 8/25/33–12/25/50
2.	U.S. Treasury Notes, 2.75%-4.00%, due 10/31/29–8/15/32
3.	FNMA, (zero coupon)-8.086%, due 11/25/29–3/25/60
4.	BX Trust, 3.605%-5.657%, due 1/15/34–12/9/41
5.	GNMA, (zero coupon)-3.50%, due 8/20/49–7/20/52
6.	UMBS, 30 Year, 3.50%-4.00%, due 6/1/52–7/1/52
7.	BX Commercial Mortgage Trust, 3.542%-5.61%, due 9/15/36–3/11/44
8.	FREMF Mortgage Trust, 3.854%-4.383%, due 10/25/28–2/25/52
9.	Bank of America Corp., 2.087%-8.57%, due 11/15/24–6/14/29
10.	CF Hippolyta Issuer LLC, 1.69%-2.60%, due 7/15/60–3/15/61

8	MainStay MacKay Strategic Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Stephen R. Cianci, CFA, Matt Jacob, Neil Moriarty III, Shu-Yang Tan, CFA, and Lesya Paisley, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Strategic Bond Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay MacKay Strategic Bond Fund returned −10.19%, outperforming the −15.68% return of the Fund’s primary benchmark, the Bloomberg U.S. Aggregate Bond Index (the "Index"), and underperforming the 0.64% return of the Fund’s secondary benchmark, the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index. Over the same period, Class I shares underperformed the −7.96% return of the Morningstar Nontraditional Bond Category Average.1
Were there any changes to the Fund during the reporting period?
Effective February 28, 2022, Lesya Paisley was added as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
Relative to the Bloomberg U.S. Aggregate Bond Index, the Fund’s performance benefited from shorter duration2 posture, as well as slightly underweight exposure to investment-grade corporate bonds. Conversely, the Fund’s overweight allocation to high-yield corporates, preferred debt and emerging-market debt detracted from relative returns.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
Along with the ongoing war in Ukraine, the defining occurrence of the reporting period was the rapid repricing of expectations for global monetary policy, especially in the United States. An exceptionally strong labor market, together with concerns regarding long-term inflation and few signs of a letup in underlying inflation pressures led U.S. Federal Reserve officials to significantly adjust their outlook on monetary policy, and markets followed suit. With most major central banks continuing to battle high inflation through stepped-up policy rate increases, risk-free as well as risk assets performed poorly. Widespread, substantial global monetary tightening occurred during the reporting period, with numerous central banks quickly tightening policies within a relatively short period of time.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund used U.S. Treasury futures to hedge its duration. This position had a positive impact on returns as rates rose.
What was the Fund’s duration strategy during the reporting period?
The Fund does not track a fixed-income index and can demonstrate a low correlation to the Bloomberg U.S. Aggregate Bond Index. The average duration of the Fund will normally vary from 0 to 7 years. Duration positioning is based on what is most appropriate at a given point in the cycle. During the reporting period, the Team extended the Fund’s duration posture as interest rates rose throughout the year. As of October 31, 2022, the overall duration of the Fund remained in the middle of its allowable range, with an effective duration of 3.5 years relative to 6.1 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, as stated above, the Fund’s shorter duration relative to the Index and underweight exposure to investment-grade corporates made positive contributions to performance. (Contributions take weightings and total returns into account.) Conversely, overweight exposure to high-yield corporate bonds detracted from relative returns. Within the Fund’s corporate exposure, the banking, retail and midstream industries were among the most significant laggards.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund purchased credit risk transfer deals issued by Freddie Mac (the Federal Home Loan Mortgage Corporation) and Fannie Mae (the Federal National Mortgage Association) with the STACR and CAS labels/Hertz/Starwood. These purchases reflect the positive

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
9

outlook the Fund’s management team has on the housing market and the resiliency of the consumer.
The Fund sold partial positions in Brazil government bonds and Dell International, as well as Performance Food Group (“PFGC”). Brazil spreads3 held up well during the risk-off tone of the market, so we took the opportunity to lighten the Fund’s holdings. Liquidation of PFGC was part of a risk reduction trade and a move from credits rated B to BB.4
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund’s effective duration increased from 2.0 years to 3.5 years. In addition, the Fund increased its exposure to agency mortgages and consumer asset-backed securities. During the same period, the Fund trimmed its exposure to bank loans and emerging-market bonds.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, relative to the Bloomberg U.S. Aggregate Bond Index, the Fund held overweight exposure to high-yield corporate bonds and securitized assets. As of the same date, the Fund held underweight exposure to U.S. Treasury securities and agency mortgages.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	An obligation rated ‘B’ by Standard & Poor’s (“S&P”) is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB,’ but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Strategic Bond Fund

Portfolio of Investments October 31, 2022†
	Principal Amount	Value
Long-Term Bonds 97.2%
Asset-Backed Securities 14.9%
Automobile Asset-Backed Securities 7.3%
American Credit Acceptance Receivables Trust (a)
Series 2021-2, Class D
1.34%, due 7/13/27	$ 1,000,000	$ 937,438
Series 2021-4, Class D
1.82%, due 2/14/28	1,520,000	1,376,962
Series 2022-1, Class D
2.46%, due 3/13/28	2,210,000	1,959,747
Series 2020-2, Class C
3.88%, due 4/13/26	1,750,007	1,739,376
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2021-1A, Class A
1.38%, due 8/20/27	2,000,000	1,703,890
Series 2020-2A, Class A
2.02%, due 2/20/27	1,275,000	1,127,453
Series 2020-1A, Class A
2.33%, due 8/20/26	560,000	507,380
CPS Auto Receivables Trust (a)
Series 2021-A, Class E
2.53%, due 3/15/28	3,000,000	2,727,146
Series 2021-C, Class E
3.21%, due 9/15/28	1,720,000	1,479,794
Series 2020-C, Class E
4.22%, due 5/17/27	2,215,000	2,097,697
Series 2019-C, Class E
4.30%, due 7/15/25	1,030,000	1,015,707
Drive Auto Receivables Trust
Series 2021-2, Class D
1.39%, due 3/15/29	1,000,000	904,298
Series 2021-1, Class D
1.45%, due 1/16/29	2,215,000	2,038,999
Enterprise Fleet Financing LLC
Series 2022-2, Class A3
4.79%, due 5/21/29 (a)	690,000	669,773
Exeter Automobile Receivables Trust
Series 2021-3A, Class E
3.04%, due 12/15/28 (a)	1,500,000	1,293,768
Flagship Credit Auto Trust (a)
Series 2021-2, Class D
1.59%, due 6/15/27	290,000	254,820
Series 2021-3, Class D
1.65%, due 9/15/27	900,000	782,863
Series 2021-4, Class C
1.96%, due 12/15/27	960,000	878,922
Series 2021-4, Class D
2.26%, due 12/15/27	1,900,000	1,635,676
	Principal Amount	Value

Automobile Asset-Backed Securities (continued)
Flagship Credit Auto Trust (a) (continued)
Series 2020-1, Class E
3.52%, due 6/15/27	$ 2,590,000	$ 2,298,091
Series 2019-2, Class E
4.52%, due 12/15/26	1,315,000	1,215,685
Series 2020-3, Class E
4.98%, due 12/15/27	1,090,000	954,991
GLS Auto Receivables Issuer Trust (a)
Series 2021-2A, Class D
1.42%, due 4/15/27	935,000	839,568
Series 2021-3A, Class D
1.48%, due 7/15/27	2,635,000	2,329,053
Series 2021-4A, Class D
2.48%, due 10/15/27	1,650,000	1,465,398
Series 2020-1A, Class C
2.72%, due 11/17/25	2,200,000	2,163,290
Series 2020-1A, Class D
3.68%, due 11/16/26	1,070,000	1,025,847
Hertz Vehicle Financing III LP (a)
Series 2021-2A, Class C
2.52%, due 12/27/27	3,285,000	2,708,620
Series 2021-2A, Class D
4.34%, due 12/27/27	3,450,000	2,761,204
Hertz Vehicle Financing LLC
Series 2021-1A, Class C
2.05%, due 12/26/25 (a)	870,000	779,096
Santander Drive Auto Receivables Trust
Series 2021-4, Class D
1.67%, due 10/15/27	2,385,000	2,198,744
Series 2022-2, Class B
3.44%, due 9/15/27	1,825,000	1,737,318
		47,608,614
Home Equity Asset-Backed Securities 0.3%
Carrington Mortgage Loan Trust
Series 2007-HE1, Class A3
3.776% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	1,162,745	1,126,640
First NLC Trust
Series 2007-1, Class A1
3.656% (1 Month LIBOR + 0.07%), due 8/25/37 (a)(b)	241,782	129,284
GSAA Home Equity Trust
Series 2007-8, Class A3
4.486% (1 Month LIBOR + 0.90%), due 8/25/37 (b)	39,208	37,689

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Home Equity Asset-Backed Securities (continued)
J.P. Morgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1
3.686% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	$ 84,769	$ 53,254
MASTR Asset-Backed Securities Trust
Series 2006-HE4, Class A1
3.686% (1 Month LIBOR + 0.10%), due 11/25/36 (b)	68,658	23,802
Morgan Stanley ABS Capital I, Inc. Trust (b)
Series 2007-HE4, Class A2A
3.696% (1 Month LIBOR + 0.11%), due 2/25/37	73,419	23,955
Series 2007-HE7, Class M1
5.586% (1 Month LIBOR + 2.00%), due 7/25/37	635,000	466,203
		1,860,827
Other Asset-Backed Securities 7.3%
American Airlines Pass-Through Trust
Series 2019-1, Class B
3.85%, due 2/15/28	819,719	665,079
Series 2021-1, Class B
3.95%, due 7/11/30	1,220,000	953,883
Series 2016-1, Class A
4.10%, due 1/15/28	910,810	713,807
Series 2013-2, Class A
4.95%, due 1/15/23	1,200,885	1,188,631
AMSR Trust (a)
Series 2020-SFR4, Class A
1.355%, due 11/17/37	4,150,000	3,629,243
Series 2020-SFR5, Class A
1.379%, due 11/17/37	1,518,000	1,328,514
CF Hippolyta Issuer LLC (a)
Series 2020-1, Class A1
1.69%, due 7/15/60	950,936	835,986
Series 2021-1A, Class B1
1.98%, due 3/15/61	4,043,054	3,395,576
Series 2020-1, Class A2
1.99%, due 7/15/60	1,474,170	1,203,172
Series 2020-1, Class B1
2.28%, due 7/15/60	2,157,893	1,851,540
Series 2020-1, Class B2
2.60%, due 7/15/60	2,441,345	1,902,947
Crown Castle Towers LLC
4.241%, due 7/15/28 (a)	2,325,000	2,113,337
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	24,523	24,363
	Principal Amount	Value

Other Asset-Backed Securities (continued)
DB Master Finance LLC (a)
Series 2021-1A, Class A23
2.791%, due 11/20/51	$ 1,766,650	$ 1,311,556
Series 2019-1A, Class A23
4.352%, due 5/20/49	1,406,500	1,238,133
FirstKey Homes Trust (a)
Series 2020-SFR2, Class A
1.266%, due 10/19/37	2,351,188	2,057,577
Series 2020-SFR1, Class A
1.339%, due 8/17/37	3,635,936	3,206,256
Series 2021-SFR2, Class B
1.607%, due 9/17/38	805,000	675,332
Series 2021-SFR1, Class B
1.788%, due 8/17/38	2,345,000	1,959,242
Hilton Grand Vacations Trust
Series 2019-AA, Class B
2.54%, due 7/25/33 (a)	1,245,509	1,158,475
Home Partners of America Trust
Series 2021-2, Class B
2.302%, due 12/17/26 (a)	1,718,532	1,471,595
MVW LLC
Series 2021-1WA, Class B
1.44%, due 1/22/41 (a)	1,497,979	1,357,180
Navient Private Education Refi Loan Trust (a)
Series 2021-BA, Class A
0.94%, due 7/15/69	708,528	594,197
Series 2021-EA, Class B
2.03%, due 12/16/69	2,450,000	1,518,851
Series 2020-GA, Class B
2.50%, due 9/16/69	1,145,000	837,239
Series 2020-HA, Class B
2.78%, due 1/15/69	1,820,000	1,415,673
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	1,260,000	1,055,707
Series 2021-1, Class B1
2.41%, due 10/20/61	1,215,000	984,033
PFS Financing Corp.
Series 2022-D, Class B
4.90%, due 8/15/27 (a)	2,175,000	2,056,701
Progress Residential Trust (a)
Series 2020-SFR3, Class B
1.495%, due 10/17/27	1,400,000	1,216,494
Series 2021-SFR4, Class B
1.808%, due 5/17/38	1,340,000	1,140,926
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	1,369,650	999,760

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
United Airlines Pass-Through Trust
Series 2020-1, Class A
5.875%, due 10/15/27	$ 1,205,334	$ 1,163,000
		47,224,005
Total Asset-Backed Securities (Cost $108,487,386)		96,693,446
Corporate Bonds 41.2%
Aerospace & Defense 0.2%
Howmet Aerospace, Inc.
3.00%, due 1/15/29 (c)	1,500,000	1,248,570
Agriculture 0.3%
BAT Capital Corp.
3.734%, due 9/25/40	1,330,000	837,341
BAT International Finance plc
4.448%, due 3/16/28	1,460,000	1,293,105
		2,130,446
Airlines 1.1%
American Airlines, Inc. (a)
5.50%, due 4/20/26	1,100,000	1,047,554
5.75%, due 4/20/29	2,450,000	2,229,500
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	845,000	823,399
4.75%, due 10/20/28	1,680,000	1,562,881
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	1,444,000	1,427,545
		7,090,879
Auto Manufacturers 1.8%
Ford Motor Credit Co. LLC
2.30%, due 2/10/25	2,280,000	2,062,260
3.35%, due 11/1/22	1,115,000	1,115,000
4.125%, due 8/17/27	2,315,000	2,055,836
General Motors Co.
5.60%, due 10/15/32	625,000	567,233
General Motors Financial Co., Inc.
2.35%, due 1/8/31	1,178,000	862,379
2.70%, due 6/10/31	1,525,000	1,134,746
4.30%, due 4/6/29	1,090,000	957,350
Nissan Motor Acceptance Co. LLC
1.85%, due 9/16/26 (a)	3,610,000	2,832,218
		11,587,022
	Principal Amount	Value

Auto Parts & Equipment 0.3%
Dana, Inc.
4.50%, due 2/15/32	$ 2,845,000	$ 2,175,247
Banks 13.9%
Banco Santander SA
4.175% (1 Year Treasury Constant Maturity Rate + 2.00%), due 3/24/28 (b)	2,400,000	2,115,571
Bank of America Corp.
2.087%, due 6/14/29 (d)	1,275,000	1,031,739
3.384%, due 4/2/26 (d)	1,700,000	1,597,046
Series MM
4.30%, due 1/28/25 (d)(e)	2,021,000	1,672,883
4.948%, due 7/22/28 (d)	1,640,000	1,564,277
Series DD
6.30%, due 3/10/26 (d)(e)	3,570,000	3,480,964
8.57%, due 11/15/24	1,645,000	1,729,512
Barclays plc (b)(e)
4.375% (5 Year Treasury Constant Maturity Rate + 3.41%), due 3/15/28	2,710,000	1,798,652
8.00% (5 Year Treasury Constant Maturity Rate + 5.431%), due 3/15/29	1,315,000	1,178,048
BNP Paribas SA (a)
3.052%, due 1/13/31 (d)	1,650,000	1,283,205
4.625% (5 Year Treasury Constant Maturity Rate + 3.196%), due 1/12/27 (b)(e)	1,315,000	1,006,628
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (b)(e)	1,610,000	1,112,913
7.75% (5 Year Treasury Constant Maturity Rate + 4.899%), due 8/16/29 (b)(e)	960,000	905,122
BPCE SA
2.045%, due 10/19/27 (a)(d)	2,240,000	1,860,485
Citigroup, Inc.
2.52%, due 11/3/32 (d)	2,115,000	1,582,324
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (b)(e)	1,590,000	1,241,942
Series M
6.30%, due 5/15/24 (d)(e)	3,260,000	3,039,950
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Citizens Financial Group, Inc.
Series G
4.00% (5 Year Treasury Constant Maturity Rate + 3.215%), due 10/6/26 (b)(e)	$ 1,095,000	$ 866,163
Credit Agricole SA
4.75% (5 Year Treasury Constant Maturity Rate + 3.237%), due 3/23/29 (a)(b)(e)	2,370,000	1,701,848
Credit Suisse Group AG (a)(d)
3.091%, due 5/14/32	1,485,000	1,018,545
6.442%, due 8/11/28	1,325,000	1,195,920
Deutsche Bank AG
3.035%, due 5/28/32 (d)	460,000	323,552
4.875% (USISDA05 + 2.553%), due 12/1/32 (b)	3,390,000	2,688,011
5.371%, due 9/9/27	1,520,000	1,441,517
First Horizon Bank
5.75%, due 5/1/30	1,673,000	1,595,950
Freedom Mortgage Corp.
7.625%, due 5/1/26 (a)	895,000	707,086
Goldman Sachs Group, Inc. (The)
1.948%, due 10/21/27 (d)	3,260,000	2,769,795
Series V
4.125% (5 Year Treasury Constant Maturity Rate + 2.949%), due 11/10/26 (b)(e)	2,150,000	1,687,750
HSBC Holdings plc
7.336%, due 11/3/26 (d)	2,325,000	2,331,436
Intesa Sanpaolo SpA
4.198% (1 Year Treasury Constant Maturity Rate + 2.60%), due 6/1/32 (a)(b)	3,430,000	2,321,879
JPMorgan Chase & Co. (d)
1.764%, due 11/19/31	2,897,000	2,108,089
Series HH
4.60%, due 2/1/25 (e)	1,327,000	1,184,215
KeyBank NA
4.15%, due 8/8/25	1,585,000	1,530,634
Lloyds Banking Group plc
4.582%, due 12/10/25	1,365,000	1,251,106
4.65%, due 3/24/26	1,985,000	1,824,309
4.976% (1 Year Treasury Constant Maturity Rate + 2.30%), due 8/11/33 (b)	995,000	851,313
Macquarie Group Ltd.
2.871%, due 1/14/33 (a)(d)	1,490,000	1,099,385
	Principal Amount	Value

Banks (continued)
Mizuho Financial Group, Inc.
5.414% (1 Year Treasury Constant Maturity Rate + 2.05%), due 9/13/28 (b)(c)	$ 1,800,000	$ 1,735,521
Morgan Stanley (d)
2.484%, due 9/16/36	2,170,000	1,536,323
2.511%, due 10/20/32	3,225,000	2,428,067
NatWest Group plc (b)
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28	2,145,000	1,821,205
4.60% (5 Year Treasury Constant Maturity Rate + 3.10%), due 6/28/31 (e)	2,650,000	1,710,979
Popular, Inc.
6.125%, due 9/14/23	1,582,000	1,582,775
Santander Holdings USA, Inc.
3.40%, due 1/18/23	1,500,000	1,493,334
Societe Generale SA (a)(b)(e)
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26	2,130,000	1,636,905
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30	2,200,000	1,593,573
Standard Chartered plc
4.75% (5 Year Treasury Constant Maturity Rate + 3.805%), due 1/14/31 (a)(b)(e)	2,770,000	1,848,260
SVB Financial Group
Series C
4.00% (5 Year Treasury Constant Maturity Rate + 3.202%), due 5/15/26 (b)(e)	1,385,000	969,217
Synchrony Bank
5.40%, due 8/22/25	1,805,000	1,744,807
Texas Capital Bancshares, Inc.
4.00% (5 Year Treasury Constant Maturity Rate + 3.15%), due 5/6/31 (b)	2,205,000	1,909,344
UBS Group AG (a)(b)
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (e)	2,555,000	1,774,831
4.751% (1 Year Treasury Constant Maturity Rate + 1.75%), due 5/12/28	1,070,000	980,536

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Wells Fargo & Co. (d)
2.879%, due 10/30/30	$ 270,000	$ 221,525
3.584%, due 5/22/28	380,000	342,044
4.897%, due 7/25/33	2,330,000	2,131,822
Series S
5.90%, due 6/15/24 (e)	3,295,000	2,988,153
Westpac Banking Corp.
3.02% (5 Year Treasury Constant Maturity Rate + 1.53%), due 11/18/36 (b)	1,692,000	1,197,016
		90,346,001
Chemicals 0.4%
Alpek SAB de CV
3.25%, due 2/25/31 (a)	1,255,000	959,756
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (a)	1,650,000	1,432,629
		2,392,385
Commercial Services 0.3%
Ashtead Capital, Inc.
4.25%, due 11/1/29 (a)	1,640,000	1,426,318
California Institute of Technology
3.65%, due 9/1/19	1,118,000	662,181
		2,088,499
Computers 0.5%
Dell International LLC
8.10%, due 7/15/36	879,000	931,176
NCR Corp. (a)
5.00%, due 10/1/28	2,339,000	1,965,460
6.125%, due 9/1/29	472,000	449,857
		3,346,493
Diversified Financial Services 4.0%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	1,650,000	1,332,987
Air Lease Corp.
2.30%, due 2/1/25	3,275,000	2,993,671
3.25%, due 3/1/25	4,000,000	3,726,981
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(b)(e)	2,030,000	1,518,133
	Principal Amount	Value

Diversified Financial Services (continued)
Ally Financial, Inc.
Series C
4.70% (7 Year Treasury Constant Maturity Rate + 3.481%), due 5/15/28 (b)(e)	$ 1,090,000	$ 733,025
5.75%, due 11/20/25	3,820,000	3,675,142
8.00%, due 11/1/31	1,890,000	1,938,405
Avolon Holdings Funding Ltd.
3.25%, due 2/15/27 (a)	2,125,000	1,736,060
Banco BTG Pactual SA
2.75%, due 1/11/26 (a)	3,860,000	3,377,500
Capital One Financial Corp.
5.247%, due 7/26/30 (d)	1,340,000	1,227,756
Nomura Holdings, Inc.
5.099%, due 7/3/25	1,660,000	1,625,048
OneMain Finance Corp.
3.50%, due 1/15/27	2,935,000	2,405,566
		26,290,274
Electric 2.1%
AEP Texas, Inc.
4.70%, due 5/15/32	1,175,000	1,069,569
Calpine Corp.
5.125%, due 3/15/28 (a)	2,505,000	2,220,968
Dominion Energy, Inc.
Series C
4.35% (5 Year Treasury Constant Maturity Rate + 3.195%), due 1/15/27 (b)(e)	780,000	645,286
Edison International
Series B
5.00% (5 Year Treasury Constant Maturity Rate + 3.901%), due 12/15/26 (b)(e)	2,690,000	2,178,900
Ohio Power Co.
Series R
2.90%, due 10/1/51	955,000	570,180
Pacific Gas and Electric Co.
3.50%, due 8/1/50	1,855,000	1,131,525
Sempra Energy
4.125% (5 Year Treasury Constant Maturity Rate + 2.868%), due 4/1/52 (b)	2,150,000	1,617,875
WEC Energy Group, Inc.
5.018% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	5,495,000	4,533,375
		13,967,678
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Environmental Control 0.2%
Covanta Holding Corp.
4.875%, due 12/1/29 (a)	$ 950,000	$ 808,877
Stericycle, Inc.
3.875%, due 1/15/29 (a)	630,000	547,212
		1,356,089
Food 0.7%
JBS USA LUX SA
5.75%, due 4/1/33 (a)	1,460,000	1,315,664
Kraft Heinz Foods Co.
5.00%, due 7/15/35	583,000	535,257
Smithfield Foods, Inc.
3.00%, due 10/15/30 (a)	1,520,000	1,155,065
U.S. Foods, Inc.
4.625%, due 6/1/30 (a)(c)	1,550,000	1,344,656
		4,350,642
Gas 0.5%
National Fuel Gas Co.
2.95%, due 3/1/31	1,695,000	1,270,950
Piedmont Natural Gas Co., Inc.
5.05%, due 5/15/52	1,070,000	897,744
Southern Co. Gas Capital Corp.
Series 21A
3.15%, due 9/30/51	1,500,000	905,323
		3,074,017
Home Builders 0.4%
Thor Industries, Inc.
4.00%, due 10/15/29 (a)	1,230,000	994,799
Toll Brothers Finance Corp.
3.80%, due 11/1/29	1,780,000	1,445,325
4.35%, due 2/15/28	303,000	262,600
		2,702,724
Household Products & Wares 0.4%
Kronos Acquisition Holdings, Inc.
5.00%, due 12/31/26 (a)	2,770,000	2,510,922
Insurance 1.2%
Athene Global Funding
2.50%, due 3/24/28 (a)	1,740,000	1,430,951
Lincoln National Corp.
5.299% (3 Month LIBOR + 2.358%), due 5/17/66 (b)	3,537,000	2,732,479
NMI Holdings, Inc.
7.375%, due 6/1/25 (a)	685,000	684,342
	Principal Amount	Value

Insurance (continued)
Protective Life Corp.
8.45%, due 10/15/39	$ 2,476,000	$ 2,787,093
Willis North America, Inc.
3.875%, due 9/15/49	425,000	279,868
		7,914,733
Internet 0.6%
Expedia Group, Inc.
3.25%, due 2/15/30	2,345,000	1,889,876
Match Group Holdings II LLC (a)
3.625%, due 10/1/31	2,520,000	1,920,895
4.125%, due 8/1/30 (c)	122,000	99,675
		3,910,446
Lodging 1.5%
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	538,000	482,182
5.375%, due 5/1/25 (a)(c)	935,000	920,975
Hyatt Hotels Corp.
1.80%, due 10/1/24	3,920,000	3,656,281
Marriott International, Inc.
3.75%, due 10/1/25	4,253,000	4,049,923
Series X
4.00%, due 4/15/28	605,000	545,560
		9,654,921
Media 0.5%
DISH DBS Corp.
5.75%, due 12/1/28 (a)	1,250,000	1,007,812
Grupo Televisa SAB
5.25%, due 5/24/49	1,335,000	1,098,972
Time Warner Cable Enterprises LLC
8.375%, due 3/15/23	1,087,000	1,098,836
		3,205,620
Mining 0.3%
Industrias Penoles SAB de CV
4.75%, due 8/6/50 (a)	2,627,000	1,875,721
Miscellaneous—Manufacturing 0.3%
Textron Financial Corp.
4.64% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(b)(c)	2,905,000	1,995,624
Oil & Gas 0.4%
EQT Corp.
5.678%, due 10/1/25	1,610,000	1,591,513

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Gazprom PJSC Via Gaz Capital SA
7.288%, due 8/16/37 (a)(f)	$ 2,520,000	$ 1,348,200
		2,939,713
Packaging & Containers 0.4%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	1,240,000	1,164,980
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	1,740,000	1,661,672
		2,826,652
Pharmaceuticals 0.6%
Teva Pharmaceutical Finance Netherlands III BV
3.15%, due 10/1/26	2,146,000	1,813,370
4.75%, due 5/9/27	2,345,000	2,069,463
		3,882,833
Pipelines 4.0%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39	1,710,000	1,268,874
CNX Midstream Partners LP
4.75%, due 4/15/30 (a)	2,570,000	2,113,825
DCP Midstream Operating LP
3.25%, due 2/15/32	3,090,000	2,460,114
DT Midstream, Inc.
4.30%, due 4/15/32 (a)	1,715,000	1,473,254
Energy Transfer LP
Series H
6.50% (5 Year Treasury Constant Maturity Rate + 5.694%), due 11/15/26 (b)(e)	2,520,000	2,167,200
Enterprise Products Operating LLC
3.95%, due 1/31/60	1,630,000	1,082,544
4.20%, due 1/31/50	520,000	382,157
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	1,540,000	1,187,507
Hess Midstream Operations LP (a)
4.25%, due 2/15/30	2,630,000	2,249,044
5.625%, due 2/15/26	367,000	359,943
Holly Energy Partners LP
6.375%, due 4/15/27 (a)	1,140,000	1,097,210
Kinder Morgan, Inc.
7.75%, due 1/15/32	2,035,000	2,211,902
MPLX LP
4.00%, due 3/15/28	560,000	506,603
Plains All American Pipeline LP
3.80%, due 9/15/30	1,040,000	867,078
	Principal Amount	Value

Pipelines (continued)
Sabine Pass Liquefaction LLC
5.75%, due 5/15/24	$ 2,146,000	$ 2,143,553
Targa Resources Corp.
4.20%, due 2/1/33	725,000	605,237
Venture Global Calcasieu Pass LLC
3.875%, due 11/1/33 (a)	1,690,000	1,356,225
Western Midstream Operating LP
5.50%, due 2/1/50 (g)	1,800,000	1,401,265
Williams Cos., Inc. (The)
3.50%, due 10/15/51	1,425,000	912,254
		25,845,789
Real Estate 0.1%
Realogy Group LLC
5.25%, due 4/15/30 (a)	1,060,000	735,025
Real Estate Investment Trusts 1.1%
GLP Capital LP
3.35%, due 9/1/24	1,535,000	1,437,939
Iron Mountain, Inc. (a)
4.875%, due 9/15/29	1,686,000	1,449,539
5.25%, due 7/15/30	395,000	340,811
Office Properties Income Trust
2.65%, due 6/15/26	1,520,000	1,108,323
Starwood Property Trust, Inc.
3.625%, due 7/15/26 (a)	3,172,000	2,759,640
		7,096,252
Retail 1.3%
AutoNation, Inc.
4.75%, due 6/1/30	2,300,000	1,980,387
Nordstrom, Inc.
4.00%, due 3/15/27	595,000	504,455
4.25%, due 8/1/31 (c)	2,860,000	2,076,360
QVC, Inc.
4.375%, due 9/1/28	2,305,000	1,671,125
Victoria's Secret & Co.
4.625%, due 7/15/29 (a)(c)	2,775,000	2,207,512
		8,439,839
Semiconductors 0.3%
Broadcom, Inc. (a)
3.469%, due 4/15/34	2,040,000	1,526,954
3.75%, due 2/15/51	620,000	397,374
		1,924,328
Software 0.2%
MSCI, Inc.
3.25%, due 8/15/33 (a)	1,175,000	908,332
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Software (continued)
Oracle Corp.
3.65%, due 3/25/41	$ 450,000	$ 304,740
		1,213,072
Telecommunications 1.3%
Altice France SA
5.125%, due 7/15/29 (a)	2,405,000	1,811,386
AT&T, Inc.
3.65%, due 6/1/51	1,485,000	987,768
Sprint Corp.
7.875%, due 9/15/23	3,620,000	3,679,379
T-Mobile US, Inc.
2.625%, due 2/15/29	660,000	545,578
Verizon Communications, Inc.
4.016%, due 12/3/29	1,495,000	1,347,436
		8,371,547
Total Corporate Bonds (Cost $320,149,271)		268,490,003
Foreign Government Bonds 2.3%
Brazil 0.2%
Brazil Government Bond
3.75%, due 9/12/31 (c)	1,245,000	1,022,966
Chile 0.5%
Chile Government Bond
2.55%, due 7/27/33	1,795,000	1,334,722
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	2,540,000	1,974,241
		3,308,963
Colombia 0.3%
Colombia Government Bond
3.25%, due 4/22/32	2,335,000	1,549,625
4.50%, due 1/28/26 (c)	500,000	448,925
		1,998,550
Mexico 1.3%
Comision Federal de Electricidad (a)
3.875%, due 7/26/33	2,385,000	1,699,313
4.677%, due 2/9/51	1,855,000	1,130,948
Mexico Government Bond
3.75%, due 4/19/71	1,480,000	855,889
	Principal Amount	Value

Mexico (continued)
Petroleos Mexicanos
6.50%, due 3/13/27	$ 2,535,000	$ 2,222,943
6.75%, due 9/21/47	4,835,000	2,912,027
		8,821,120
Total Foreign Government Bonds (Cost $21,348,862)		15,151,599
Loan Assignments 0.4%
Diversified/Conglomerate Service 0.2%
TruGreen LP (b)
First Lien Second Refinancing Term Loan
7.754% (1 Month LIBOR + 4.00%), due 11/2/27	768,029	708,507
Second Lien Initial Term Loan
11.615% (3 Month LIBOR + 8.50%), due 11/2/28	450,000	378,000
		1,086,507
Utilities 0.2%
Southwestern Energy Co.
Initial Term Loan
6.203% (3 Month LIBOR + 2.50%), due 6/22/27 (b)	1,315,063	1,292,871
Total Loan Assignments (Cost $2,514,996)		2,379,378
Mortgage-Backed Securities 31.0%
Agency (Collateralized Mortgage Obligations) 4.8%
FHLMC
REMIC, Series 4839, Class WO
(zero coupon), due 8/15/56	1,115,100	730,972
REMIC, Series 5200, Class SA
0.503% (SOFR 30A + 3.50%), due 2/25/52 (b)(h)	2,840,197	81,676
REMIC, Series 5021, Class SA
0.553% (SOFR 30A + 3.55%), due 10/25/50 (b)(h)	3,429,170	117,199
REMIC, Series 5070, Class IG
1.50%, due 1/25/44 (h)	6,973,941	373,045
REMIC, Series 4924, Class NS
2.464% (1 Month LIBOR + 6.05%), due 10/25/49 (b)(h)	1,965,252	157,220
REMIC, Series 4957, Class SB
2.464% (1 Month LIBOR + 6.05%), due 11/25/49 (b)(h)	1,128,862	100,186

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (continued)
REMIC, Series 5031, Class IQ
2.50%, due 10/25/50 (h)	$ 1,693,174	$ 262,865
REMIC, Series 5038, Class IB
2.50%, due 10/25/50 (h)	1,109,774	183,883
REMIC, Series 5149, Class LI
2.50%, due 10/25/51 (h)	4,085,214	548,730
REMIC, Series 5205, Class KI
3.00%, due 12/25/48 (h)	2,002,251	249,325
REMIC, Series 5152, Class BI
3.00%, due 7/25/50 (h)	2,889,384	445,520
REMIC, Series 5023, Class LI
3.00%, due 10/25/50 (h)	1,432,117	229,757
REMIC, Series 5094, Class IP
3.00%, due 4/25/51 (h)	1,292,164	198,969
REMIC, Series 5176, Class PI
3.00%, due 7/25/51 (h)	1,239,471	181,905
REMIC, Series 5160
3.00%, due 10/25/51 (h)	1,762,192	217,431
REMIC, Series 5155, Class KI
3.00%, due 10/25/51 (h)	2,608,529	392,070
REMIC, Series 5167, Class GI
3.00%, due 11/25/51 (h)	4,370,789	618,745
REMIC, Series 5191
3.50%, due 9/25/50 (h)	2,484,209	429,947
REMIC, Series 5036
3.50%, due 11/25/50 (h)	2,816,053	586,342
REMIC, Series 5040
3.50%, due 11/25/50 (h)	1,556,814	266,217
FHLMC, Strips
Series 311
(zero coupon), due 8/15/43	778,035	563,806
Series 311, Class S1
2.538% (1 Month LIBOR + 5.95%), due 8/15/43 (b)(h)	2,387,420	209,428
Series 358
3.50%, due 10/15/47 (h)	661,636	110,425
FNMA
REMIC, Series 2013-110, Class CO
(zero coupon), due 12/25/39	1,333,563	1,087,577
REMIC, Series 2013-105, Class QO
(zero coupon), due 5/25/40	359,097	291,035
REMIC, Series 2013-105, Class KO
(zero coupon), due 10/25/43	413,392	358,144
REMIC, Series 2013-110, Class DO
(zero coupon), due 11/25/43	591,892	476,171
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FNMA (continued)
REMIC, Series 2021-81, Class SA
(zero coupon) (SOFR 30A + 2.60%), due 12/25/51 (b)(h)	$ 12,752,139	$ 142,320
REMIC, Series 2022-3, Class YS
(zero coupon) (SOFR 30A + 2.55%), due 2/25/52 (b)(h)	8,639,382	123,690
REMIC, Series 2022-5, Class SN
(zero coupon) (SOFR 30A + 1.80%), due 2/25/52 (b)(h)	1,533,447	6,317
REMIC, Series 2021-40, Class SI
2.364% (1 Month LIBOR + 5.95%), due 9/25/47 (b)(h)	3,239,210	283,741
REMIC, Series 2016-57, Class SN
2.464% (1 Month LIBOR + 6.05%), due 6/25/46 (b)(h)	2,449,792	229,548
REMIC, Series 2019-32, Class SB
2.464% (1 Month LIBOR + 6.05%), due 6/25/49 (b)(h)	1,903,592	169,358
REMIC, Series 2020-23, Class PS
2.464% (1 Month LIBOR + 6.05%), due 2/25/50 (b)(h)	2,860,433	272,393
REMIC, Series 2021-7, Class EI
2.50%, due 2/25/51 (h)	2,875,407	400,475
REMIC, Series 2021-12, Class JI
2.50%, due 3/25/51 (h)	1,463,784	222,870
REMIC, Series 2021-10, Class LI
2.50%, due 3/25/51 (h)	984,579	150,600
REMIC, Series 2021-54, Class HI
2.50%, due 6/25/51 (h)	791,187	98,686
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (h)	3,459,410	539,493
REMIC, Series 2021-8, Class ID
3.50%, due 3/25/51 (h)	2,629,556	528,262
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	1,675,274	1,529,377
GNMA
Series 2019-136, Class YS
(zero coupon) (1 Month LIBOR + 2.83%), due 11/20/49 (b)(h)	1,860,286	4,898
Series 2021-77, Class KS
(zero coupon) (SOFR 30A + 2.60%), due 5/20/51 (b)(h)	9,222,448	77,192
Series 2021-122, Class SA
(zero coupon) (SOFR 30A + 2.60%), due 7/20/51 (b)(h)	2,175,780	18,652
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2021-213, Class ES
(zero coupon) (SOFR 30A + 1.70%), due 12/20/51 (b)(h)	$ 13,202,212	$ 37,106
Series 2022-19, Class SG
(zero coupon) (SOFR 30A + 2.45%), due 1/20/52 (b)(h)	7,607,712	75,176
Series 2022-24, Class SC
(zero coupon) (SOFR 30A + 2.37%), due 2/20/52 (b)(h)	34,230,006	330,806
Series 2022-6, Class AS
0.22% (SOFR 30A + 3.14%), due 1/20/52 (b)(h)	884,427	12,801
Series 2021-158, Class SB
0.78% (SOFR 30A + 3.70%), due 9/20/51 (b)(h)	4,096,023	174,116
Series 2020-115, Class YA
1.00%, due 8/20/50	1,604,080	1,211,516
Series 2020-129, Class AG
1.00%, due 9/20/50	2,242,320	1,669,544
Series 2020-166, Class CA
1.00%, due 11/20/50	2,270,190	1,701,287
Series 2022-121, Class SG
1.05% (SOFR 30A + 3.97%), due 7/20/52 (b)(h)	9,908,953	159,866
Series 2020-146, Class LI
2.00%, due 10/20/50 (h)	3,523,743	373,447
Series 2021-41, Class FS
2.00% (SOFR 30A + 0.20%), due 10/20/50 (b)(h)	4,586,602	527,690
Series 2020-166, Class IC
2.00%, due 11/20/50 (h)	1,493,043	158,243
Series 2020-176, Class AI
2.00%, due 11/20/50 (h)	8,726,552	965,041
Series 2020-188
2.00%, due 12/20/50 (h)	3,126,854	330,940
Series 2021-57, Class AI
2.00%, due 2/20/51 (h)	4,896,216	513,724
Series 2021-30, Class HI
2.00%, due 2/20/51 (h)	4,029,894	438,798
Series 2021-205, Class GA
2.00%, due 11/20/51	647,868	524,855
Series 2021-97, Class IN
2.50%, due 8/20/49 (h)	5,507,178	599,520
Series 2022-1, Class IA
2.50%, due 6/20/50 (h)	777,243	110,013
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2021-56, Class FE
2.50% (SOFR 30A + 0.20%), due 10/20/50 (b)(h)	$ 4,546,793	$ 607,859
Series 2021-1, Class PI
2.50%, due 12/20/50 (h)	999,046	131,386
Series 2021-57, Class IB
2.50%, due 2/20/51 (h)	3,184,222	446,366
Series 2021-25, Class LI
2.50%, due 2/20/51 (h)	2,609,605	323,897
Series 2021-149, Class CI
2.50%, due 8/20/51 (h)	3,376,083	479,304
Series 2021-162, Class KI
2.50%, due 9/20/51 (h)	3,009,695	436,154
Series 2022-83
2.50%, due 11/20/51 (h)	1,908,786	252,914
Series 2021-97, Class FA
3.00% (SOFR 30A + 0.40%), due 6/20/51 (b)	998,457	876,353
Series 2021-158, Class NI
3.00%, due 9/20/51 (h)	4,950,702	774,253
Series 2021-177, Class IM
3.00%, due 10/20/51 (h)	3,076,783	495,612
Series 2022-6, Class CF
3.28% (SOFR 30A + 0.36%), due 1/20/52 (b)	884,427	789,415
Series 2019-145, Class LF
3.50% (1 Month LIBOR + 0.67%), due 11/20/49 (b)	2,003,328	1,743,004
		31,537,468
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 13.0%
BAMLL Commercial Mortgage Securities Trust (a)(b)
Series 2022-DKLX, Class E
7.503% (1 Month SOFR + 4.127%), due 1/15/39	1,095,000	1,021,056
Series 2022-DKLX, Class F
8.333% (1 Month SOFR + 4.957%), due 1/15/39	1,250,000	1,149,862
Bayview Commercial Asset Trust (a)(b)
Series 2006-4A, Class A1
3.931% (1 Month LIBOR + 0.345%), due 12/25/36	9,099	8,318
Series 2005-3A, Class A1
4.066% (1 Month LIBOR + 0.48%), due 11/25/35	745,090	673,496

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BOCA Commercial Mortgage Trust
Series 2022-BOCA, Class A
5.145% (1 Month SOFR + 1.77%), due 5/15/39 (a)(b)	$ 1,485,000	$ 1,445,222
BX Commercial Mortgage Trust (a)
Series 2020-VIV2, Class C
3.542%, due 3/9/44 (i)	1,705,000	1,266,388
Series 2020-VIV3, Class B
3.544%, due 3/9/44 (i)	925,000	726,641
Series 2020-VIVA, Class D
3.549%, due 3/11/44 (i)	1,250,000	904,010
Series 2021-XL2, Class A
4.101% (1 Month LIBOR + 0.689%), due 10/15/38 (b)	1,130,592	1,069,360
Series 2021-VOLT, Class D
5.062% (1 Month LIBOR + 1.65%), due 9/15/36 (b)	2,165,000	2,002,451
Series 2021-ACNT, Class D
5.263% (1 Month LIBOR + 1.85%), due 11/15/38 (b)	1,615,000	1,517,329
Series 2021-VOLT, Class E
5.412% (1 Month LIBOR + 2.00%), due 9/15/36 (b)	2,845,000	2,615,411
Series 2021-ACNT, Class E
5.61% (1 Month LIBOR + 2.197%), due 11/15/38 (b)	2,500,000	2,304,747
BX Trust (a)
Series 2019-OC11, Class B
3.605%, due 12/9/41	205,000	162,514
Series 2019-OC11, Class C
3.856%, due 12/9/41	1,145,000	904,708
Series 2019-OC11, Class D
3.944%, due 12/9/41 (i)	865,000	674,378
Series 2019-OC11, Class E
3.944%, due 12/9/41 (i)	3,995,000	2,956,625
Series 2021-RISE, Class A
4.16% (1 Month LIBOR + 0.748%), due 11/15/36 (b)	1,885,000	1,782,456
Series 2021-LBA, Class AJV
4.213% (1 Month LIBOR + 0.80%), due 2/15/36 (b)	1,725,000	1,620,424
Series 2021-MFM1, Class C
4.612% (1 Month LIBOR + 1.20%), due 1/15/34 (b)	2,695,000	2,539,794
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Trust (a) (continued)
Series 2018-GW, Class C
4.632% (1 Month LIBOR + 1.22%), due 5/15/35 (b)	$ 940,000	$ 891,167
Series 2021-RISE, Class B
4.662% (1 Month LIBOR + 1.25%), due 11/15/36 (b)	760,000	719,189
Series 2021-MFM1, Class D
4.912% (1 Month LIBOR + 1.50%), due 1/15/34 (b)	1,815,000	1,687,750
Series 2021-LBA, Class DV
5.013% (1 Month LIBOR + 1.60%), due 2/15/36 (b)	1,270,000	1,148,953
Series 2021-RISE, Class D
5.162% (1 Month LIBOR + 1.75%), due 11/15/36 (b)	2,590,000	2,390,050
Series 2021-ARIA, Class E
5.657% (1 Month LIBOR + 2.245%), due 10/15/36 (b)	3,400,000	3,065,045
BXHPP Trust (a)(b)
Series 2021-FILM, Class B
4.312% (1 Month LIBOR + 0.90%), due 8/15/36	140,000	129,680
Series 2021-FILM, Class C
4.512% (1 Month LIBOR + 1.10%), due 8/15/36	1,090,000	999,699
Series 2021-FILM, Class D
4.912% (1 Month LIBOR + 1.50%), due 8/15/36	585,000	530,720
BXSC Commercial Mortgage Trust
Series 2022-WSS, Class D
6.564% (1 Month SOFR + 3.188%), due 3/15/35 (a)(b)	1,150,000	1,082,119
Commercial Mortgage Trust
Series 2012-CR4, Class AM
3.251%, due 10/15/45	1,050,000	1,008,552
Series 2013-CR9, Class B
4.29%, due 7/10/45 (a)(i)	1,020,000	981,170
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	1,925,000	1,499,007
DROP Mortgage Trust
Series 2021-FILE, Class A
4.56% (1 Month LIBOR + 1.15%), due 10/15/43 (a)(b)	1,430,000	1,367,333
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Extended Stay America Trust (a)(b)
Series 2021-ESH, Class C
5.113% (1 Month LIBOR + 1.70%), due 7/15/38	$ 107,381	$ 101,600
Series 2021-ESH, Class D
5.663% (1 Month LIBOR + 2.25%), due 7/15/38	3,694,888	3,491,354
FREMF Mortgage Trust (a)(i)
Series 2018-K73, Class B
3.854%, due 2/25/51	855,000	770,417
Series 2017-K63, Class C
3.877%, due 2/25/50	1,275,000	1,153,714
Series 2018-K154, Class B
4.023%, due 11/25/32	1,750,000	1,470,127
Series 2018-K78, Class B
4.128%, due 6/25/51	970,000	885,736
Series 2018-K155, Class B
4.166%, due 4/25/33	2,135,000	1,815,596
Series 2018-K81, Class C
4.173%, due 9/25/51	1,385,000	1,223,764
Series 2018-K81, Class B
4.173%, due 9/25/51	465,000	421,897
Series 2018-K84, Class C
4.185%, due 10/25/28	475,000	424,472
Series 2018-K76, Class B
4.208%, due 6/25/51	360,000	329,853
Series 2018-K79, Class B
4.211%, due 7/25/51	615,000	560,371
Series 2018-K80, Class C
4.231%, due 8/25/50	1,000,000	899,208
Series 2019-K88, Class C
4.383%, due 2/25/52	1,505,000	1,330,556
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	2,595,000	2,178,735
J.P. Morgan Chase Commercial Mortgage Securities Trust (a)
Series 2019-OSB, Class A
3.397%, due 6/5/39	1,665,000	1,408,666
Series 2018-AON, Class B
4.379%, due 7/5/31	2,060,000	1,874,600
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	1,725,000	1,451,454
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Multifamily Connecticut Avenue Securities Trust (a)(b)
Series 2019-01, Class M10
6.836% (1 Month LIBOR + 3.25%), due 10/25/49	$ 2,452,394	$ 2,259,194
Series 2020-01, Class M10
7.336% (1 Month LIBOR + 3.75%), due 3/25/50	1,420,000	1,316,416
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	4,665,000	3,715,799
SLG Office Trust (a)
Series 2021-OVA, Class A
2.585%, due 7/15/41	645,000	501,611
Series 2021-OVA, Class D
2.851%, due 7/15/41	1,290,000	926,680
SMRT
Series 2022-MINI, Class D
5.326% (1 Month SOFR + 1.95%), due 1/15/39 (a)(b)	2,650,000	2,464,849
UBS-Barclays Commercial Mortgage Trust
Series 2013-C6, Class B
3.875%, due 4/10/46 (a)(j)	2,360,000	2,283,698
Wells Fargo Commercial Mortgage Trust
Series 2018-AUS, Class A
4.058%, due 8/17/36 (a)(i)	2,395,000	2,170,723
WFRBS Commercial Mortgage Trust
Series 2014-C21, Class AS
3.891%, due 8/15/47	2,175,000	2,052,506
		84,329,220
Whole Loan (Collateralized Mortgage Obligations) 13.2%
Alternative Loan Trust
Series 2005-31, Class 1A1
4.146% (1 Month LIBOR + 0.56%), due 8/25/35 (b)	1,889,518	1,633,881
Connecticut Avenue Securities Trust (a)(b)
Series 2020-R02, Class 2M2
5.586% (1 Month LIBOR + 2.00%), due 1/25/40	1,559,527	1,531,474
Series 2021-R01, Class 1B1
6.097% (SOFR 30A + 3.10%), due 10/25/41	4,025,000	3,635,676
Series 2020-SBT1, Class 1M2
7.236% (1 Month LIBOR + 3.65%), due 2/25/40	1,270,000	1,232,497

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(b)
Series 2021-DNA6, Class M2
4.497% (SOFR 30A + 1.50%), due 10/25/41	$ 1,041,000	$ 955,399
Series 2020-DNA6, Class M2
4.997% (SOFR 30A + 2.00%), due 12/25/50	3,068,726	3,018,078
Series 2021-HQA2, Class M2
5.047% (SOFR 30A + 2.05%), due 12/25/33	2,155,000	1,898,083
Series 2021-HQA3, Class M2
5.097% (SOFR 30A + 2.10%), due 9/25/41	2,615,000	2,224,400
Series 2021-HQA1, Class M2
5.247% (SOFR 30A + 2.25%), due 8/25/33	2,540,000	2,322,477
Series 2022-DNA3, Class M1B
5.897% (SOFR 30A + 2.90%), due 4/25/42	2,495,000	2,314,114
Series 2020-HQA1, Class B1
5.936% (1 Month LIBOR + 2.35%), due 1/25/50	1,815,000	1,634,527
Series 2021-HQA1, Class B1
5.997% (SOFR 30A + 3.00%), due 8/25/33	3,781,290	3,035,741
Series 2020-DNA6, Class B1
5.997% (SOFR 30A + 3.00%), due 12/25/50	3,030,000	2,780,075
Series 2021-DNA5, Class B1
6.047% (SOFR 30A + 3.05%), due 1/25/34	2,610,000	2,268,749
Series 2020-DNA2, Class B1
6.086% (1 Month LIBOR + 2.50%), due 2/25/50	3,015,000	2,867,762
Series 2021-HQA2, Class B1
6.147% (SOFR 30A + 3.15%), due 12/25/33	2,380,000	1,895,300
Series 2021-HQA3, Class B1
6.347% (SOFR 30A + 3.35%), due 9/25/41	4,030,000	3,444,592
Series 2022-DNA1, Class B1
6.397% (SOFR 30A + 3.40%), due 1/25/42	3,710,295	3,208,017
Series 2021-DNA3, Class B1
6.497% (SOFR 30A + 3.50%), due 10/25/33	2,860,000	2,446,519
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(b) (continued)
Series 2022-DNA2, Class M2
6.747% (SOFR 30A + 3.75%), due 2/25/42	$ 1,690,000	$ 1,544,842
FHLMC STACR Trust (a)(b)
Series 2019-DNA3, Class B1
6.836% (1 Month LIBOR + 3.25%), due 7/25/49	2,125,000	2,022,701
Series 2018-DNA2, Class B1
7.286% (1 Month LIBOR + 3.70%), due 12/25/30	2,850,000	2,801,237
Series 2019-DNA2, Class B1
7.936% (1 Month LIBOR + 4.35%), due 3/25/49	895,000	895,000
Series 2019-DNA1, Class B1
8.236% (1 Month LIBOR + 4.65%), due 1/25/49	2,495,000	2,549,887
FHLMC Structured Agency Credit Risk Debt Notes
Series 2021-DNA2, Class B1
6.397% (SOFR 30A + 3.40%), due 8/25/33 (a)(b)	1,365,000	1,176,997
FNMA (b)
Series 2017-C07, Class 2M2
6.086% (1 Month LIBOR + 2.50%), due 5/25/30	3,031,363	3,016,318
Series 2021-R02, Class 2B1
6.297% (SOFR 30A + 3.30%), due 11/25/41 (a)	1,450,000	1,277,595
Series 2017-C04, Class 2M2
6.436% (1 Month LIBOR + 2.85%), due 11/25/29	2,038,858	2,059,872
Series 2018-C01, Class 1B1
7.136% (1 Month LIBOR + 3.55%), due 7/25/30	3,555,000	3,544,020
Series 2017-C07, Class 1B1
7.586% (1 Month LIBOR + 4.00%), due 5/25/30	2,940,000	2,971,234
Series 2018-C06, Class 2B1
7.686% (1 Month LIBOR + 4.10%), due 3/25/31	995,000	990,272
Series 2018-C05, Class 1B1
7.836% (1 Month LIBOR + 4.25%), due 1/25/31	1,451,000	1,464,506
Series 2018-C04, Class 2B1
8.086% (1 Month LIBOR + 4.50%), due 12/25/30	1,432,000	1,448,439
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Galton Funding Mortgage Trust
Series 2018-2, Class A51
4.50%, due 10/25/58 (a)(j)	$ 429,281	$ 401,588
GreenPoint Mortgage Funding Trust
Series 2007-AR3, Class A1
4.026% (1 Month LIBOR + 0.44%), due 6/25/37 (b)	381,677	345,609
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.359%, due 8/25/59 (i)	2,242,824	1,341,890
Series 2019-4A, Class B6
4.667%, due 12/25/58 (j)	2,079,290	1,221,313
Series 2019-2A, Class B6
4.891%, due 12/25/57 (j)	845,315	524,640
NewRez Warehouse Securitization Trust
Series 2021-1, Class B
4.486% (1 Month LIBOR + 0.90%), due 5/25/55 (a)(b)	3,085,000	3,018,049
Sequoia Mortgage Trust
Series 2018-7, Class B3
4.253%, due 9/25/48 (a)(j)	1,378,158	1,103,244
STACR Trust (a)(b)
Series 2018-HRP2, Class M3
5.986% (1 Month LIBOR + 2.40%), due 2/25/47	3,035,421	2,932,618
Series 2018-HRP2, Class B1
7.786% (1 Month LIBOR + 4.20%), due 2/25/47	2,435,000	2,363,115
WaMu Mortgage Pass-Through Certificates Trust
Series 2006-AR9, Class 2A
2.419% (12 Month Monthly Treasury Average Index + 1.048%), due 8/25/46 (b)	561,666	485,897
		85,848,244
Total Mortgage-Backed Securities (Cost $220,215,119)		201,714,932
	Principal Amount	Value
Municipal Bond 0.3%
California 0.3%
Regents of the University of California Medical Center, Pooled Revenue Bonds
Series N
3.006%, due 5/15/50	$ 2,760,000	$ 1,725,658
Total Municipal Bond (Cost $2,760,000)		1,725,658
U.S. Government & Federal Agencies 7.1%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Security) 0.3%
UMBS, 30 Year
3.50%, due 7/1/52	2,495,682	2,195,932
Federal National Mortgage Association (Mortgage Pass-Through Securities) 1.9%
UMBS, 30 Year
4.00%, due 6/1/52	10,103,083	9,196,013
4.00%, due 7/1/52	3,276,438	2,982,269
		12,178,282
United States Treasury Bonds 0.8%
U.S. Treasury Bonds
3.00%, due 8/15/52	2,820,000	2,258,203
3.375%, due 8/15/42	3,230,000	2,786,380
		5,044,583
United States Treasury Notes 4.1%
U.S. Treasury Notes
2.75%, due 8/15/32	22,290,000	19,946,067
4.00%, due 10/31/29	7,245,000	7,177,078
		27,123,145
Total U.S. Government & Federal Agencies (Cost $50,741,624)		46,541,942
Total Long-Term Bonds (Cost $726,217,258)		632,696,958

	Shares
Common Stocks 0.0% ‡
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc. (k)	14	39

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Strategic Bond Fund

	Shares	Value
Common Stocks (continued) ‡
Tobacco 0.0% ‡
Turning Point Brands, Inc.	6,802	$ 160,255
Total Common Stocks (Cost $0)		160,294
Short-Term Investments 2.2%
Affiliated Investment Company 1.6%
MainStay U.S. Government Liquidity Fund, 2.905% (l)	10,062,379	10,062,379
Unaffiliated Investment Company 0.6%
Invesco Government & Agency Portfolio, 3.163% (l)(m)	3,978,300	3,978,300
Total Short-Term Investments (Cost $14,040,679)		14,040,679
Total Investments (Cost $740,257,937)	99.4%	646,897,931
Other Assets, Less Liabilities	0.6	4,182,322
Net Assets	100.0%	$ 651,080,253

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2022.
(c)	All or a portion of this security was held on loan. As of October 31, 2022, the aggregate market value of securities on loan was $4,719,550; the total market value of collateral held by the Fund was $4,892,114. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $913,814. The Fund received cash collateral with a value of $3,978,300. (See Note 2(L))
(d)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2022.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Illiquid security—As of October 31, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $1,348,200, which represented 0.2% of the Fund’s net assets.(Unaudited)
(g)	Step coupon—Rate shown was the rate in effect as of October 31, 2022.
(h)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(i)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2022.
(j)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2022.
(k)	Non-income producing security.
(l)	Current yield as of October 31, 2022.
(m)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 53,259	$ 348,239	$ (391,436)	$ —	$ —	$ 10,062	$ 121	$ —	10,062
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments October 31, 2022† (continued)
Futures Contracts
As of October 31, 2022, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 10 Year Ultra Bonds	513	December 2022	$ 63,728,136	$ 59,499,984	$ (4,228,152)
U.S. Treasury Long Bonds	48	December 2022	6,145,549	5,784,000	(361,549)
Total Long Contracts					(4,589,701)
Short Contracts
U.S. Treasury 2 Year Notes	(151)	December 2022	(31,218,676)	(30,861,804)	356,872
U.S. Treasury 5 Year Notes	(451)	December 2022	(50,065,699)	(48,073,781)	1,991,918
U.S. Treasury 10 Year Notes	(620)	December 2022	(71,601,535)	(68,568,125)	3,033,410
U.S. Treasury Ultra Bonds	(11)	December 2022	(1,497,480)	(1,404,219)	93,261
Total Short Contracts					5,475,461
Net Unrealized Appreciation					$ 885,760

1.	As of October 31, 2022, cash in the amount of $1,046,103 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2022.
Swap Contracts
As of October 31, 2022, the Fund held the following centrally cleared interest swap agreements1:
Notional Amount	Currency	Expiration Date	Payments made by Fund	Payments Received by Fund	Payment Frequency Paid/Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 40,000,000	USD	3/16/23	Fixed 2.793%	3 month USD LIBOR	Semi-Annually/Quarterly	$ —	$ 263,171	$ 263,171
41,000,000	USD	3/29/23	Fixed 2.762%	3 month USD LIBOR	Semi-Annually/Quarterly	—	301,558	301,558
						$ —	$ 564,729	$ 564,729

1.	As of October 31, 2022, cash in the amount of $136,995 was on deposit with a broker for centrally cleared swap agreements.

Abbreviation(s):
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
UMBS—Uniform Mortgage Backed Securities
USD—United States Dollar
USISDA—U.S. dollar International Swaps and Derivatives Association
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Strategic Bond Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 96,693,446	$ —	$ 96,693,446
Corporate Bonds	—	268,490,003	—	268,490,003
Foreign Government Bonds	—	15,151,599	—	15,151,599
Loan Assignments	—	2,379,378	—	2,379,378
Mortgage-Backed Securities	—	201,714,932	—	201,714,932
Municipal Bond	—	1,725,658	—	1,725,658
U.S. Government & Federal Agencies	—	46,541,942	—	46,541,942
Total Long-Term Bonds	—	632,696,958	—	632,696,958
Common Stocks	160,294	—	—	160,294
Short-Term Investments
Affiliated Investment Company	10,062,379	—	—	10,062,379
Unaffiliated Investment Company	3,978,300	—	—	3,978,300
Total Short-Term Investments	14,040,679	—	—	14,040,679
Total Investments in Securities	14,200,973	632,696,958	—	646,897,931
Other Financial Instruments (b)
Futures Contracts	5,475,461	—	—	5,475,461
Interest Rate Swaps	—	564,729	—	564,729
Total Other Financial Instruments	5,475,461	564,729	—	6,040,190
Total Investments in Securities and Other Financial Instruments	$ 19,676,434	$ 633,261,687	$ —	$ 652,938,121
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (4,589,701)	$ —	$ —	$ (4,589,701)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $730,195,558) including securities on loan of $4,719,550	$ 636,835,552
Investment in affiliated investment companies, at value (identified cost $10,062,379)	10,062,379
Cash	61,152
Cash denominated in foreign currencies (identified cost $497)	438
Cash collateral on deposit at broker for futures contracts	1,046,103
Cash collateral on deposit at broker for swap contracts	136,995
Receivables:
Fund shares sold	5,686,942
Dividends and interest	4,816,427
Investment securities sold	1,724,330
Variation margin on futures contracts	169,687
Variation margin on centrally cleared swap contracts	31,379
Securities lending	4,723
Other assets	32,508
Total assets	660,608,615
Liabilities
Cash collateral received for securities on loan	3,978,300
Payables:
Investment securities purchased	2,939,947
Fund shares redeemed	1,681,221
Manager (See Note 3)	301,042
Transfer agent (See Note 3)	164,420
Shareholder communication	63,495
NYLIFE Distributors (See Note 3)	61,584
Professional fees	18,291
Custodian	13,225
Accrued expenses	6,545
Distributions payable	300,292
Total liabilities	9,528,362
Net assets	$ 651,080,253
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 819,569
Additional paid-in-capital	912,771,931
913,591,500
Total distributable earnings (loss)	(262,511,247)
Net assets	$ 651,080,253
Class A
Net assets applicable to outstanding shares	$178,507,538
Shares of beneficial interest outstanding	22,486,256
Net asset value per share outstanding	$ 7.94
Maximum sales charge (4.50% of offering price)	0.37
Maximum offering price per share outstanding	$ 8.31
Investor Class
Net assets applicable to outstanding shares	$ 13,795,223
Shares of beneficial interest outstanding	1,722,032
Net asset value per share outstanding	$ 8.01
Maximum sales charge (4.00% of offering price)	0.33
Maximum offering price per share outstanding	$ 8.34
Class B
Net assets applicable to outstanding shares	$ 1,326,825
Shares of beneficial interest outstanding	167,959
Net asset value and offering price per share outstanding	$ 7.90
Class C
Net assets applicable to outstanding shares	$ 20,804,405
Shares of beneficial interest outstanding	2,635,779
Net asset value and offering price per share outstanding	$ 7.89
Class I
Net assets applicable to outstanding shares	$433,814,230
Shares of beneficial interest outstanding	54,588,924
Net asset value and offering price per share outstanding	$ 7.95
Class R2
Net assets applicable to outstanding shares	$ 982,787
Shares of beneficial interest outstanding	123,752
Net asset value and offering price per share outstanding	$ 7.94
Class R3
Net assets applicable to outstanding shares	$ 500,682
Shares of beneficial interest outstanding	63,049
Net asset value and offering price per share outstanding	$ 7.94
Class R6
Net assets applicable to outstanding shares	$ 1,348,563
Shares of beneficial interest outstanding	169,149
Net asset value and offering price per share outstanding	$ 7.97

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Strategic Bond Fund

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Interest	$ 26,116,613
Dividends-affiliated	120,582
Securities lending, net	75,694
Dividends-unaffiliated	1,598
Total income	26,314,487
Expenses
Manager (See Note 3)	4,171,449
Transfer agent (See Note 3)	979,118
Distribution/Service—Class A (See Note 3)	470,267
Distribution/Service—Investor Class (See Note 3)	38,376
Distribution/Service—Class B (See Note 3)	22,675
Distribution/Service—Class C (See Note 3)	342,383
Distribution/Service—Class R2 (See Note 3)	2,561
Distribution/Service—Class R3 (See Note 3)	2,947
Registration	137,137
Professional fees	115,787
Custodian	59,079
Shareholder communication	58,292
Trustees	13,462
Shareholder service (See Note 3)	1,613
Miscellaneous	31,426
Total expenses before waiver/reimbursement	6,446,572
Expense waiver/reimbursement from Manager (See Note 3)	(407,855)
Net expenses	6,038,717
Net investment income (loss)	20,275,770
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(7,712,885)
Futures transactions	22,524,053
Swap transactions	(1,255,466)
Foreign currency transactions	(18,722)
Foreign currency forward transactions	107,896
Net realized gain (loss)	13,644,876
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(111,773,883)
Futures contracts	(2,480,945)
Swap contracts	3,186,533
Foreign currency forward contracts	(99,122)
Translation of other assets and liabilities in foreign currencies	(165)
Net change in unrealized appreciation (depreciation)	(111,167,582)
Net realized and unrealized gain (loss)	(97,522,706)
Net increase (decrease) in net assets resulting from operations	$ (77,246,936)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 20,275,770	$ 17,093,965
Net realized gain (loss)	13,644,876	21,145,313
Net change in unrealized appreciation (depreciation)	(111,167,582)	(993,238)
Net increase (decrease) in net assets resulting from operations	(77,246,936)	37,246,040
Distributions to shareholders:
Class A	(4,730,207)	(3,635,420)
Investor Class	(353,497)	(323,097)
Class B	(31,662)	(45,962)
Class C	(480,971)	(629,126)
Class I	(12,885,438)	(9,317,197)
Class R2	(24,679)	(19,150)
Class R3	(12,448)	(5,926)
Class R6	(39,398)	(24,072)
	(18,558,300)	(13,999,950)
Distributions to shareholders from return of capital:
Class A	—	(221,004)
Investor Class	—	(19,642)
Class B	—	(2,794)
Class C	—	(38,246)
Class I	—	(566,411)
Class R2	—	(1,164)
Class R3	—	(360)
Class R6	—	(1,463)
	—	(851,084)
Total distributions to shareholders	(18,558,300)	(14,851,034)
Capital share transactions:
Net proceeds from sales of shares	301,260,901	165,058,912
Net asset value of shares issued to shareholders in reinvestment of distributions	16,426,709	13,300,032
Cost of shares redeemed	(281,548,790)	(160,495,682)
Increase (decrease) in net assets derived from capital share transactions	36,138,820	17,863,262
Net increase (decrease) in net assets	(59,666,416)	40,258,268
Net Assets
Beginning of year	710,746,669	670,488,401
End of year	$ 651,080,253	$ 710,746,669
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay Strategic Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.10	$ 8.80	$ 8.74	$ 8.65	$ 8.90
Net investment income (loss) (a)	0.24	0.22	0.22	0.23	0.24
Net realized and unrealized gain (loss)	(1.19)	0.27	0.06	0.11	(0.22)
Total from investment operations	(0.95)	0.49	0.28	0.34	0.02
Less distributions:
From net investment income	(0.21)	(0.18)	(0.21)	(0.25)	(0.27)
Return of capital	—	(0.01)	(0.01)	—	(0.00)‡
Total distributions	(0.21)	(0.19)	(0.22)	(0.25)	(0.27)
Net asset value at end of year	$ 7.94	$ 9.10	$ 8.80	$ 8.74	$ 8.65
Total investment return (b)	(10.51)%	5.61%	3.27%	3.99%	0.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.75%	2.43%	2.60%	2.66%	2.69%
Net expenses (c)	1.04%	1.07%(d)	1.18%(d)	1.27%(d)	1.25%(d)
Portfolio turnover rate	86%	53%	56%(e)	50%(e)	22%
Net assets at end of year (in 000’s)	$ 178,508	$ 192,190	$ 175,682	$ 197,686	$ 220,618

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.04%	0.03%
October 31, 2020	1.07%	0.11%
October 31, 2019	1.07%	0.20%
October 31, 2018	1.03%	0.22%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.18	$ 8.88	$ 8.81	$ 8.72	$ 8.97
Net investment income (loss) (a)	0.22	0.21	0.22	0.23	0.24
Net realized and unrealized gain (loss)	(1.19)	0.27	0.06	0.11	(0.22)
Total from investment operations	(0.97)	0.48	0.28	0.34	0.02
Less distributions:
From net investment income	(0.20)	(0.17)	(0.20)	(0.25)	(0.27)
Return of capital	—	(0.01)	(0.01)	—	(0.00)‡
Total distributions	(0.20)	(0.18)	(0.21)	(0.25)	(0.27)
Net asset value at end of year	$ 8.01	$ 9.18	$ 8.88	$ 8.81	$ 8.72
Total investment return (b)	(10.65)%	5.41%	3.29%	3.93%	0.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.59%	2.30%	2.54%	2.63%	2.68%
Net expenses (c)	1.18%	1.20%(d)	1.24%(d)	1.29%(d)	1.27%(d)
Portfolio turnover rate	86%	53%	56%(e)	50%(e)	22%
Net assets at end of year (in 000's)	$ 13,795	$ 16,874	$ 18,139	$ 19,748	$ 20,451

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.17%	0.03%
October 31, 2020	1.13%	0.11%
October 31, 2019	1.09%	0.20%
October 31, 2018	1.05%	0.22%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay Strategic Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.06	$ 8.76	$ 8.70	$ 8.61	$ 8.86
Net investment income (loss) (a)	0.15	0.14	0.15	0.16	0.17
Net realized and unrealized gain (loss)	(1.17)	0.27	0.06	0.11	(0.22)
Total from investment operations	(1.02)	0.41	0.21	0.27	(0.05)
Less distributions:
From net investment income	(0.14)	(0.10)	(0.15)	(0.18)	(0.20)
Return of capital	—	(0.01)	(0.00)‡	—	(0.00)‡
Total distributions	(0.14)	(0.11)	(0.15)	(0.18)	(0.20)
Net asset value at end of year	$ 7.90	$ 9.06	$ 8.76	$ 8.70	$ 8.61
Total investment return (b)	(11.27)%	4.57%	2.44%	3.20%	(0.52)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.74%	1.55%	1.77%	1.90%	1.92%
Net expenses (c)	1.93%	1.95%(d)	2.00%(d)	2.04%(d)	2.02%(d)
Portfolio turnover rate	86%	53%	56%(e)	50%(e)	22%
Net assets at end of year (in 000’s)	$ 1,327	$ 3,191	$ 4,872	$ 7,970	$ 11,015

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.92%	0.03%
October 31, 2020	1.89%	0.11%
October 31, 2019	1.84%	0.20%
October 31, 2018	1.80%	0.22%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.05	$ 8.75	$ 8.69	$ 8.60	$ 8.85
Net investment income (loss) (a)	0.15	0.14	0.15	0.16	0.17
Net realized and unrealized gain (loss)	(1.17)	0.27	0.06	0.11	(0.22)
Total from investment operations	(1.02)	0.41	0.21	0.27	(0.05)
Less distributions:
From net investment income	(0.14)	(0.10)	(0.15)	(0.18)	(0.20)
Return of capital	—	(0.01)	(0.00)‡	—	(0.00)‡
Total distributions	(0.14)	(0.11)	(0.15)	(0.18)	(0.20)
Net asset value at end of year	$ 7.89	$ 9.05	$ 8.75	$ 8.69	$ 8.60
Total investment return (b)	(11.38)%	4.69%	2.45%	3.21%	(0.52)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.75%	1.55%	1.78%	1.90%	1.92%
Net expenses (c)	1.93%	1.95%(d)	2.00%(d)	2.04%(d)	2.02%(d)
Portfolio turnover rate	86%	53%	56%(e)	50%(e)	22%
Net assets at end of year (in 000’s)	$ 20,804	$ 46,537	$ 65,158	$ 91,598	$ 128,279

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.92%	0.03%
October 31, 2020	1.89%	0.11%
October 31, 2019	1.84%	0.20%
October 31, 2018	1.80%	0.22%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay Strategic Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.11	$ 8.81	$ 8.75	$ 8.66	$ 8.91
Net investment income (loss) (a)	0.27	0.25	0.24	0.25	0.26
Net realized and unrealized gain (loss)	(1.19)	0.27	0.06	0.11	(0.22)
Total from investment operations	(0.92)	0.52	0.30	0.36	0.04
Less distributions:
From net investment income	(0.24)	(0.21)	(0.23)	(0.27)	(0.29)
Return of capital	—	(0.01)	(0.01)	—	(0.00)‡
Total distributions	(0.24)	(0.22)	(0.24)	(0.27)	(0.29)
Net asset value at end of year	$ 7.95	$ 9.11	$ 8.81	$ 8.75	$ 8.66
Total investment return (b)	(10.19)%	5.88%	3.53%	4.24%	0.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.09%	2.70%	2.83%	2.91%	2.94%
Net expenses (c)	0.70%	0.79%(d)	0.94%(d)	1.02%(d)	1.00%(d)
Expenses (before waiver/reimbursement) (c)	0.79%	0.82%	0.94%	1.02%	1.00%
Portfolio turnover rate	86%	53%	56%(e)	50%(e)	22%
Net assets at end of year (in 000’s)	$ 433,814	$ 448,881	$ 404,964	$ 604,981	$ 717,129

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	0.76%	0.03%
October 31, 2020	0.83%	0.11%
October 31, 2019	0.82%	0.20%
October 31, 2018	0.78%	0.22%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.11	$ 8.81	$ 8.74	$ 8.65	$ 8.90
Net investment income (loss) (a)	0.23	0.21	0.21	0.22	0.23
Net realized and unrealized gain (loss)	(1.19)	0.27	0.07	0.11	(0.22)
Total from investment operations	(0.96)	0.48	0.28	0.33	0.01
Less distributions:
From net investment income	(0.21)	(0.17)	(0.20)	(0.24)	(0.26)
Return of capital	—	(0.01)	(0.01)	—	(0.00)‡
Total distributions	(0.21)	(0.18)	(0.21)	(0.24)	(0.26)
Net asset value at end of year	$ 7.94	$ 9.11	$ 8.81	$ 8.74	$ 8.65
Total investment return (b)	(10.69)%	5.49%	3.27%	3.89%	0.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.64%	2.33%	2.49%	2.54%	2.67%
Net expenses (c)	1.14%	1.17%(d)	1.29%(d)	1.37%(d)	1.34%(d)
Portfolio turnover rate	86%	53%	56%(e)	50%(e)	22%
Net assets at end of year (in 000’s)	$ 983	$ 1,047	$ 934	$ 7,232	$ 6,657

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.14%	0.03%
October 31, 2020	1.18%	0.11%
October 31, 2019	1.17%	0.20%
October 31, 2018	1.14%	0.20%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay Strategic Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R3	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 9.10	$ 8.80	$ 8.74	$ 8.65	$ 8.90
Net investment income (loss) (a)	0.20	0.19	0.20	0.20	0.21
Net realized and unrealized gain (loss)	(1.18)	0.27	0.05	0.11	(0.22)
Total from investment operations	(0.98)	0.46	0.25	0.31	(0.01)
Less distributions:
From net investment income	(0.18)	(0.15)	(0.18)	(0.22)	(0.24)
Return of capital	—	(0.01)	(0.01)	—	(0.00)‡
Total distributions	(0.18)	(0.16)	(0.19)	(0.22)	(0.24)
Net asset value at end of year	$ 7.94	$ 9.10	$ 8.80	$ 8.74	$ 8.65
Total investment return (b)	(10.83)%	5.21%	2.90%	3.63%	(0.09)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.38%	2.05%	2.27%	2.29%	2.36%
Net expenses (c)	1.39%	1.42%(d)	1.52%(d)	1.62%(d)	1.60%(d)
Portfolio turnover rate	86%	53%	56%(e)	50%(e)	22%
Net assets at end of year (in 000’s)	$ 501	$ 619	$ 276	$ 218	$ 190

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.39%	0.03%
October 31, 2020	1.41%	0.11%
October 31, 2019	1.42%	0.20%
October 31, 2018	1.38%	0.22%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Financial Highlights selected per share data and ratios
	Year Ended October 31,				February 28, 2018^ through October 31, 2018
Class R6	2022	2021	2020	2019
Net asset value at beginning of period	$ 9.14	$ 8.84	$ 8.75	$ 8.66	$ 8.83
Net investment income (loss) (a)	0.27	0.26	0.25	0.27	0.19
Net realized and unrealized gain (loss)	(1.19)	0.26	0.09	0.11	(0.14)
Total from investment operations	(0.92)	0.52	0.34	0.38	0.05
Less distributions:
From net investment income	(0.25)	(0.21)	(0.24)	(0.29)	(0.22)
Return of capital	—	(0.01)	(0.01)	—	(0.00)‡
Total distributions	(0.25)	(0.22)	(0.25)	(0.29)	(0.22)
Net asset value at end of period	$ 7.97	$ 9.14	$ 8.84	$ 8.75	$ 8.66
Total investment return (b)	(10.23)%	5.97%	4.04%	4.43%	0.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.14%	2.83%	2.88%	3.13%	3.18%††
Net expenses (c)	0.66%	0.69%(d)	0.82%(d)	0.84%(d)	0.85%††(d)
Portfolio turnover rate	86%	53%	56%(e)	50%(e)	22%
Net assets at end of period (in 000’s)	$ 1,349	$ 1,407	$ 465	$ 22,632	$ 52,504

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	0.67%	0.02%
October 31, 2020	0.66%	0.16%
October 31, 2019	0.64%	0.20%
October 31, 2018	0.62%	0.23%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay MacKay Strategic Bond Fund

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay Strategic Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	February 28, 1997
Investor Class	February 28, 2008
Class B	February 28, 1997
Class C	September 1, 1998
Class I	January 2, 2004
Class R2	February 28, 2014
Class R3	February 29, 2016
Class R6	February 28, 2018
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.
The Fund's investment objective is to seek total return by investing primarily in domestic and foreign debt securities.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate;

39

Notes to Financial Statements (continued)
identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or

40	MainStay MacKay Strategic Bond Fund

otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2022 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of October 31, 2022, and can change at any time. Illiquid investments as of October 31, 2022, are shown in the Portfolio of Investments.
41

Notes to Financial Statements (continued)
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures

42	MainStay MacKay Strategic Bond Fund

contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2022, are shown in the Portfolio of Investments.
(H) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the London Interbank Offered Rate ("LIBOR") or an alternative reference rate.
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2022, the Fund did not hold any unfunded commitments.
(I) Swap Contracts. The Fund may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Fund's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. As of October 31, 2022, all swap positions outstanding are shown in the Portfolio of Investments.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a
43

Notes to Financial Statements (continued)
swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, leverage, liquidity, operational, counterparty and legal/documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions, among other risks.
Interest Rate Swaps : An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Fund will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.
(J) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, leverage risk, operational risk, legal risk and liquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Liquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Liquidity risk also can arise when forward currency contracts create margin or settlement payment obligations for the Fund. Leverage risk is the risk that a foreign currency forward contract can magnify the Fund's gains and losses. Operational risk refers to risk related to potential operational issues (including documentation issues, settlement issues, systems failures, inadequate controls and human error), and legal risk refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a foreign currency forward contract. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of October 31, 2022, the Fund did not hold any foreign currency forward contracts.
(K) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

44	MainStay MacKay Strategic Bond Fund

(L) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2022, are shown in the Portfolio of Investments.
(M) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(N) Debt and Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Fund’s NAVs could go down and you could lose money.
In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The
45

Notes to Financial Statements (continued)
Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(O) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(P) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the
Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(Q) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(R) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund entered into interest rate and credit default swap contracts in order to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate

46	MainStay MacKay Strategic Bond Fund

risk. The Fund also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of October 31, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$5,475,461	$5,475,461
Centrally Cleared Swap Contracts - Net Assets—Net unrealized appreciation on swap contracts (b)	564,729	564,729
Total Fair Value	$6,040,190	$6,040,190

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(4,589,701)	$(4,589,701)
Total Fair Value	$(4,589,701)	$(4,589,701)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2022:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$22,524,053	$22,524,053
Swap Contracts	—	(1,255,466)	(1,255,466)
Forward Contracts	107,896	—	107,896
Total Net Realized Gain (Loss)	$107,896	$21,268,587	$21,376,483

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$(2,480,945)	$(2,480,945)
Swap Contracts	—	3,186,533	3,186,533
Forward Contracts	(99,122)	—	(99,122)
Total Net Change in Unrealized Appreciation (Depreciation)	$(99,122)	$ 705,588	$ 606,466

Average Notional Amount	Total
Futures Contracts Long	$ 31,795,170
Futures Contracts Short	$(196,703,065)
Swap Contracts Long	$ 81,000,000
Forward Contracts Long (a)	$ 4,229,291
Forward Contracts Short (a)	$ (4,266,464)

(a)	Positions were open three months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel
47

Notes to Financial Statements (continued)
affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2022, the effective management fee rate was 0.60%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest expenses (including interest on securities sold short), litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.70% of its average daily net assets, and, for Class R6, do not exceed those of Class I. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $4,171,449 and waived and/or reimbursed in the amount of $407,855 and paid the Subadvisor in the amount of $1,833,695.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2022, shareholder service fees incurred by the Fund were as follows:

Class R2	$1,024
Class R3	589
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $12,257 and $2,366, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2022, of $20,618, $1,394 and $907, respectively.

48	MainStay MacKay Strategic Bond Fund

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$245,485	$—
Investor Class	41,544	—
Class B	6,127	—
Class C	92,516	—
Class I	591,288	—
Class R2	1,336	—
Class R3	768	—
Class R6	54	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$1,066,104	0.2%
Class R3	28,514	5.7
Class R6	25,882	1.9
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$741,065,524	$1,476,988	$(95,080,530)	$(93,603,542)
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$765,992	$(169,373,876)	$(300,292)	$(93,603,071)	$(262,511,247)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts, cumulative bond amortization and wash sale adjustments. The other temporary differences are primarily due to dividends payable.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $169,373,198, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$23,746	$145,627
The Fund utilized $11,202,259 of capital loss carryforwards during the year ended October 31, 2022.
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$18,558,300	$13,999,950
Return of Capital	—	851,084
Total	$18,558,300	$14,851,034
49

Notes to Financial Statements (continued)
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of U.S. government securities were $271,241 and $254,606, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $387,706 and $301,430, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	5,239,194	$ 44,969,613
Shares issued to shareholders in reinvestment of distributions	516,644	4,347,022
Shares redeemed	(4,555,605)	(38,840,159)
Net increase (decrease) in shares outstanding before conversion	1,200,233	10,476,476
Shares converted into Class A (See Note 1)	194,631	1,666,342
Shares converted from Class A (See Note 1)	(22,766)	(195,017)
Net increase (decrease)	1,372,098	$ 11,947,801
Year ended October 31, 2021:
Shares sold	4,142,465	$ 37,695,529
Shares issued to shareholders in reinvestment of distributions	386,703	3,514,807
Shares redeemed	(3,881,418)	(35,230,020)
Net increase (decrease) in shares outstanding before conversion	647,750	5,980,316
Shares converted into Class A (See Note 1)	598,420	5,426,216
Shares converted from Class A (See Note 1)	(90,110)	(816,457)
Net increase (decrease)	1,156,060	$ 10,590,075

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	72,504	$ 632,849
Shares issued to shareholders in reinvestment of distributions	40,927	347,822
Shares redeemed	(217,500)	(1,884,049)
Net increase (decrease) in shares outstanding before conversion	(104,069)	(903,378)
Shares converted into Investor Class (See Note 1)	88,587	767,005
Shares converted from Investor Class (See Note 1)	(100,049)	(872,203)
Net increase (decrease)	(115,531)	$ (1,008,576)
Year ended October 31, 2021:
Shares sold	113,560	$ 1,040,464
Shares issued to shareholders in reinvestment of distributions	36,650	335,936
Shares redeemed	(273,230)	(2,505,424)
Net increase (decrease) in shares outstanding before conversion	(123,020)	(1,129,024)
Shares converted into Investor Class (See Note 1)	155,880	1,424,394
Shares converted from Investor Class (See Note 1)	(238,288)	(2,185,706)
Net increase (decrease)	(205,428)	$ (1,890,336)

50	MainStay MacKay Strategic Bond Fund

Class B	Shares	Amount
Year ended October 31, 2022:
Shares sold	11,822	$ 106,766
Shares issued to shareholders in reinvestment of distributions	3,034	25,484
Shares redeemed	(145,596)	(1,238,760)
Net increase (decrease) in shares outstanding before conversion	(130,740)	(1,106,510)
Shares converted from Class B (See Note 1)	(53,740)	(458,368)
Net increase (decrease)	(184,480)	$ (1,564,878)
Year ended October 31, 2021:
Shares sold	8,800	$ 78,983
Shares issued to shareholders in reinvestment of distributions	4,318	39,009
Shares redeemed	(146,647)	(1,325,666)
Net increase (decrease) in shares outstanding before conversion	(133,529)	(1,207,674)
Shares converted from Class B (See Note 1)	(70,410)	(635,484)
Net increase (decrease)	(203,939)	$ (1,843,158)

Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	192,791	$ 1,643,823
Shares issued to shareholders in reinvestment of distributions	55,328	463,896
Shares redeemed	(2,628,674)	(22,246,426)
Net increase (decrease) in shares outstanding before conversion	(2,380,555)	(20,138,707)
Shares converted from Class C (See Note 1)	(126,672)	(1,073,171)
Net increase (decrease)	(2,507,227)	$ (21,211,878)
Year ended October 31, 2021:
Shares sold	471,716	$ 4,268,995
Shares issued to shareholders in reinvestment of distributions	72,232	652,329
Shares redeemed	(2,400,170)	(21,673,078)
Net increase (decrease) in shares outstanding before conversion	(1,856,222)	(16,751,754)
Shares converted from Class C (See Note 1)	(447,633)	(4,024,920)
Net increase (decrease)	(2,303,855)	$ (20,776,674)

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	29,577,873	$ 253,024,297
Shares issued to shareholders in reinvestment of distributions	1,323,433	11,171,084
Shares redeemed	(25,595,708)	(216,538,337)
Net increase (decrease) in shares outstanding before conversion	5,305,598	47,657,044
Shares converted into Class I (See Note 1)	23,007	197,262
Shares converted from Class I (See Note 1)	(4,001)	(31,850)
Net increase (decrease)	5,324,604	$ 47,822,456
Year ended October 31, 2021:
Shares sold	13,192,767	$ 120,262,456
Shares issued to shareholders in reinvestment of distributions	956,891	8,707,229
Shares redeemed	(10,934,086)	(99,338,416)
Net increase (decrease) in shares outstanding before conversion	3,215,572	29,631,269
Shares converted into Class I (See Note 1)	89,508	811,957
Net increase (decrease)	3,305,080	$ 30,443,226

Class R2	Shares	Amount
Year ended October 31, 2022:
Shares sold	13,401	$ 116,403
Shares issued to shareholders in reinvestment of distributions	2,933	24,679
Shares redeemed	(7,531)	(65,679)
Net increase (decrease)	8,803	$ 75,403
Year ended October 31, 2021:
Shares sold	14,072	$ 127,816
Shares issued to shareholders in reinvestment of distributions	2,234	20,315
Shares redeemed	(7,400)	(67,031)
Net increase (decrease)	8,906	$ 81,100

Class R3	Shares	Amount
Year ended October 31, 2022:
Shares sold	7,736	$ 66,560
Shares issued to shareholders in reinvestment of distributions	874	7,363
Shares redeemed	(13,572)	(114,643)
Net increase (decrease)	(4,962)	$ (40,720)
Year ended October 31, 2021:
Shares sold	57,029	$ 519,396
Shares issued to shareholders in reinvestment of distributions	536	4,872
Shares redeemed	(20,844)	(189,665)
Net increase (decrease)	36,721	$ 334,603

51

Notes to Financial Statements (continued)
Class R6	Shares	Amount
Year ended October 31, 2022:
Shares sold	82,311	$ 700,590
Shares issued to shareholders in reinvestment of distributions	4,657	39,359
Shares redeemed	(71,763)	(620,737)
Net increase (decrease)	15,205	$ 119,212
Year ended October 31, 2021:
Shares sold	116,756	$ 1,065,273
Shares issued to shareholders in reinvestment of distributions	2,794	25,535
Shares redeemed	(18,194)	(166,382)
Net increase (decrease)	101,356	$ 924,426
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
52	MainStay MacKay Strategic Bond Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay Strategic Bond Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians, the transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
53

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2022, the Fund designated approximately $1,534 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2022 should be multiplied by 0.01% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
54	MainStay MacKay Strategic Bond Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
55

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
56	MainStay MacKay Strategic Bond Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
57

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013948.2MS229-22	MSSB11-12/22
(NYLIM) NL052

MainStay MacKay Tax Free Bond Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3% Initial Sales Charge	With sales charges	1/3/1995	-17.83%	-0.63%	1.42%	0.73%
		Excluding sales charges		-13.96	0.29	1.89	0.73
Investor Class Shares[3,4]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	-17.45	-0.63	1.41	0.76
		Excluding sales charges		-14.01	0.29	1.88	0.76
Class B Shares[5]	Maximum 5% CDSC	With sales charges	5/1/1986	-18.37	-0.30	1.63	1.01
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-14.19	0.06	1.63	1.01
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	-15.03	0.03	1.62	1.01
	if Redeemed Within One Year of Purchase	Excluding sales charges		-14.19	0.03	1.62	1.01
Class C2 Shares	Maximum 1% CDSC	With sales charges	8/31/2020	-15.16	N/A	-5.68	1.16
	if Redeemed Within One Year of Purchase	Excluding sales charges		-14.32	N/A	-5.68	1.16
Class I Shares	No Sales Charge		12/21/2009	-13.75	0.54	2.14	0.48
Class R6 Shares	No Sales Charge		11/1/2019	-13.68	N/A	-2.23	0.43

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to August 10, 2022, the maximum initial sales charge was 4.5%, which is reflected in the applicable average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to August 10, 2022, the maximum initial sales charge was 4%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg Municipal Bond Index[1]	-11.98%	0.37%	1.68%
Morningstar Muni National Long Category Average[2]	-15.58	-0.28	1.21

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg Municipal Bond Index is the Fund's primary broad-based securities market index for comparison purposes. The Bloomberg Municipal Bond Index is considered representative of the broad-based market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.
2.	The Morningstar Muni National Long Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. These portfolios have durations of more than 7 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Tax Free Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$944.10	$3.72	$1,021.37	$3.87	0.76%
Investor Class Shares	$1,000.00	$944.20	$3.87	$1,021.22	$4.02	0.79%
Class B Shares	$1,000.00	$942.80	$5.09	$1,019.96	$5.30	1.04%
Class C Shares	$1,000.00	$942.80	$5.09	$1,019.96	$5.30	1.04%
Class C2 Shares	$1,000.00	$942.10	$5.83	$1,019.21	$6.06	1.19%
Class I Shares	$1,000.00	$945.30	$2.50	$1,022.63	$2.60	0.51%
Class R6 Shares	$1,000.00	$945.60	$2.21	$1,022.94	$2.29	0.45%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2022 (Unaudited)
New York	18.7%
California	15.3
Illinois	9.2
Texas	7.5
Florida	7.4
Georgia	4.3
New Jersey	4.2
Utah	3.2
Alabama	2.2
Pennsylvania	1.9
Nebraska	1.6
Colorado	1.5
Washington	1.5
Connecticut	1.5
South Carolina	1.4
District of Columbia	1.3
Maryland	1.2
Ohio	1.1
Michigan	1.1
Massachusetts	1.1
U.S. Virgin Islands	1.1
Nevada	0.9
Kentucky	0.8
Iowa	0.8
Arizona	0.7
Louisiana	0.5
Puerto Rico	0.5
Missouri	0.5
Minnesota	0.5%
Tennessee	0.4
Virginia	0.4
Oklahoma	0.4
Indiana	0.4
Montana	0.4
Guam	0.3
Arkansas	0.3
Kansas	0.2
Oregon	0.2
Rhode Island	0.2
Wisconsin	0.2
Hawaii	0.2
Idaho	0.1
New Hampshire	0.1
North Dakota	0.1
South Dakota	0.1
Vermont	0.1
Alaska	0.0‡
Maine	0.0‡
Mississippi	0.0‡
Delaware	0.0‡
New Mexico	0.0‡
Short–Term Investment	1.7
Other Assets, Less Liabilities	0.7
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	State of California, 3.00%-5.25%, due 11/1/28–9/1/52
2.	New York State Dormitory Authority, 3.00%-5.00%, due 3/15/34–3/15/45
3.	New York City Transitional Finance Authority, 1.60%-5.25%, due 5/1/32–2/1/51
4.	Metropolitan Transportation Authority, 1.60%-5.25%, due 11/15/26–11/15/50
5.	Triborough Bridge & Tunnel Authority, 2.417%-5.50%, due 1/1/32–5/15/52
6.	New York State Urban Development Corp., 3.00%-5.00%, due 3/15/30–3/15/50
7.	Black Belt Energy Gas District, 2.59%-4.00%, due 10/1/49–4/1/53
8.	California Health Facilities Financing Authority, 3.00%-5.00%, due 10/1/35–8/15/51
9.	New Jersey Transportation Trust Fund Authority, (zero coupon)-5.25%, due 12/15/26–6/15/46
10.	Chicago Transit Authority Sales Tax Receipts Fund, 4.00%-5.25%, due 12/1/46–12/1/50

8	MainStay MacKay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Tax Free Bond Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay MacKay Tax Free Bond Fund returned −13.75%, underperforming the −11.98% return of the Fund’s benchmark, the Bloomberg Municipal Bond Index (the "Index"). Over the same period, Class I shares outperformed the −15.58% return of the Morningstar Muni National Long Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, both municipal and U.S. Treasury rates rose, with the municipal yield curve2 steepening as outflows persisted. As a result, ratios cheapened across the curve, most notably on the long end. The Fund’s yield curve positioning led to underperformance relative to the Index, as the increase in rates resulted in overweight exposure to bonds maturing in 15+ years, detracting from relative performance.
In addition, the Fund’s overweight exposure to bonds with coupons of 4% detracted from relative returns. From a rating perspective, the Fund’s overweight exposure to bonds rated AA-A detracted from relative performance; however, the negative impact of this position was partially offset by the positive effect of the Fund’s underweight exposure to AAA-rated bonds.3 Overweight exposure to holdings from the states of New York and Illinois also detracted from performance. New York has been slow to rebound from pre-Covid levels, while the highly liquid nature of Illinois bonds moved prices further. However, underweight exposure to Massachusetts bonds made a positive contribution to the Fund’s performance. (Contributions take weightings and total returns into account.)
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
During the reporting period, markets extended their historic drawdown driven by the combination of rising U.S. Treasury yields, ongoing monetary policy tightening and geopolitical uncertainty.
The municipal market mirrored this broader sell-off, and many investors reacted by withdrawing money from their municipal holdings. The municipal market experienced record outflows, which ultimately drove municipal rates higher.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund will employ U.S. Treasury futures hedges at times, typically as a paired strategy with longer maturity bonds, to dampen duration4 and interest rate sensitivity. During the reporting period, the hedge was a positive contributor to Fund performance as municipal exposure on the long end of the curve underperformed the overall market.
What was the Fund’s duration strategy during the reporting period?
We do not make interest rate forecasts or duration bets. Rather, we aim to adopt a duration-neutral posture in the Fund relative to the Index. As of October 31, 2022, the modified duration to worst5 for the Fund was 7.25 years compared to 6.71 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the Fund held underweight exposure to the state general obligation, education and housing sectors, which contributed positively to relative performance. Conversely, the Fund held overweight exposure to the special tax, transportation and electric sectors detracted from relative performance.
What were some of the Fund’s largest purchases and sales during the reporting period?
As the Fund remains focused on diversification and liquidity, no individual purchase or sale was considered significant, although sector overweights or security structure, in their entirety, did have an impact.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. There were small increases to the Fund’s water/sewer, special tax and electric sector exposures. In addition, there was an increase of higher-quality credit exposure to AAA-rated bonds, as well as an increase to bonds maturing 15 years and over. Conversely, there was a decrease in the Fund’s exposure to the prerefunded/ETM (escrowed to maturity), housing and transportation sectors. Across the credit spectrum, there was a decrease in A-rated bonds.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, the Fund maintained overweight exposure to the long end of the curve. We believe there are more compelling ratios on the longer end of the curve, which are likely to contribute to outperformance over time. In addition, the Fund held overweight exposure to the special tax, electric and IDR/PCR (industry development revenue/pollution control revenue) sectors. Across states, the Fund held overweight exposure to Illinois and Florida bonds. From a credit perspective, the Fund held overweight exposure to AA-rated bonds. At the same time, the Fund held underweight positions in the state general obligation, prerefunded and hospital sectors, as well underweight positions in A-rated credits and bonds from the state of Massachusetts.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Tax Free Bond Fund

Portfolio of Investments October 31, 2022†
	Principal Amount	Value
Municipal Bonds 97.6%
Long-Term Municipal Bonds 93.5%
Alabama 1.5%
Black Belt Energy Gas District, Project No.5, Revenue Bonds
Series A-1
4.00%, due 10/1/49 (a)	$ 7,000,000	$ 6,725,517
Black Belt Energy Gas District, Gas Project No.6, Revenue Bonds
Series B
4.00%, due 10/1/52 (a)	8,860,000	8,531,833
Black Belt Energy Gas District, Gas Project No.7, Revenue Bonds
Series C-1
4.00%, due 10/1/52 (a)	26,250,000	25,277,721
Black Belt Energy Gas District, Revenue Bonds
Series B-1
4.00%, due 4/1/53 (a)	13,350,000	12,671,472
City of Birmingham AL, Unlimited General Obligation
Series A
5.00%, due 3/1/43	2,650,000	2,666,210
County of Jefferson AL, Sewer, Revenue Bonds, Sub. Lien
Series D
6.00%, due 10/1/42	5,160,000	5,503,994
Lower Alabama Gas District (The), Gas Project, Project No. 2, Revenue Bonds
4.00%, due 12/1/50 (a)	750,000	728,473
Lower Alabama Gas District (The), Revenue Bonds
Series A
5.00%, due 9/1/46	8,950,000	8,425,533
Southeast Energy Authority, A Cooperative District, Project No. 1, Revenue Bonds
Series A
4.00%, due 11/1/51 (a)	10,655,000	9,951,662
Southeast Energy Authority, A Cooperative District, Project No. 2, Revenue Bonds
Series B
4.00%, due 12/1/51 (a)	16,000,000	14,413,912
	Principal Amount	Value

Alabama (continued)
University of South Alabama, Revenue Bonds
Insured: AGM
4.00%, due 11/1/35	$ 2,000,000	$ 1,906,894
		96,803,221
Alaska 0.0% ‡
Alaska Industrial Development & Export Authority, Greater Fairbanks Community Hospital Foundation Obligated Group, Revenue Bonds
5.00%, due 4/1/32	3,300,000	3,302,125
Arizona 0.7%
Arizona Department of Transportation, State Highway Fund, Revenue Bonds
5.00%, due 7/1/31	9,000,000	9,226,054
Arizona Industrial Development Authority, Provident Group, NCCU Properties LLC, Central University Project, Revenue Bonds
Series A, Insured: BAM
4.00%, due 6/1/44	940,000	810,817
City of Phoenix AZ, Unlimited General Obligation
5.00%, due 7/1/26	3,500,000	3,699,374
City of Phoenix AZ Civic Improvement Corp., Water System, Revenue Bonds, Junior Lien
Series A
5.00%, due 7/1/44	10,780,000	11,230,462
Gilbert Water Resource Municipal Property Corp., Utility System, Revenue Bonds, Senior Lien
5.00%, due 7/15/33	6,500,000	7,202,114
Maricopa County Unified School District No. 090 Saddle Mountain, Unlimited General Obligation
Insured: AGM
4.00%, due 7/1/35	6,375,000	6,350,079

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arizona (continued)
Salt River Project Agricultural Improvement & Power District, Revenue Bonds
Series A
5.00%, due 1/1/33	$ 4,250,000	$ 4,484,243
		43,003,143
Arkansas 0.3%
County of Pulaski AR, Arkansas Children's Hospital, Revenue Bonds
5.00%, due 3/1/34	2,000,000	2,062,932
Little Rock School District, Limited General Obligation
Series A, Insured: BAM State Aid Withholding
3.00%, due 2/1/46	4,155,000	2,899,034
Series A, Insured: BAM State Aid Withholding
3.00%, due 2/1/50	6,700,000	4,418,161
Series A, Insured: BAM State Aid Withholding
3.00%, due 2/1/51	6,500,000	4,259,246
Springdale Public Facilities Board, Arkansas Children's Northwest, Inc., Revenue Bonds
5.00%, due 3/1/34	2,640,000	2,679,098
University of Arkansas, UALR Campus, Revenue Bonds
5.00%, due 10/1/30	1,110,000	1,160,924
5.00%, due 10/1/31	1,205,000	1,257,604
		18,736,999
California 15.0%
Alameda Corridor Transportation Authority, Revenue Bonds
Series C, Insured: AGM
5.00%, due 10/1/52	5,000,000	4,996,621
Alta Loma School District, Unlimited General Obligation
Series C
4.00%, due 8/1/45	4,000,000	3,518,578
Anaheim City School District, Election of 2010, Unlimited General Obligation
Insured: AGM
5.00%, due 8/1/51	9,500,000	9,913,007
	Principal Amount	Value

California (continued)
Antelope Valley Community College District, Election of 2016, Unlimited General Obligation
Series B
3.00%, due 8/1/50	$ 4,000,000	$ 2,712,800
Cabrillo Unified School District, Election of 2018, Unlimited General Obligation
Series B, Insured: AGM-CR
5.00%, due 8/1/50	4,355,000	4,473,668
California Community Choice Financing Authority, Clean Energy Project, Green Bond, Revenue Bonds
Series B-1
4.00%, due 2/1/52 (a)	9,300,000	8,682,006
California Health Facilities Financing Authority, CommonSpirit Health, Revenue Bonds
Series A
3.00%, due 4/1/44	2,075,000	1,343,866
Series A
4.00%, due 4/1/49	9,200,000	7,101,187
California Health Facilities Financing Authority, Cedars Sinai Health System, Revenue Bonds
Series A, Insured: BAM
3.00%, due 8/15/51	4,500,000	3,058,023
Series A, Insured: BAM
4.00%, due 8/15/48	83,425,000	73,992,127
Series A
5.00%, due 8/15/51	2,950,000	2,997,034
California Health Facilities Financing Authority, Providence St. Joseph Health Obligated Group, Revenue Bonds
Series A
4.00%, due 10/1/35	1,230,000	1,144,252
California Infrastructure and Economic Development Bank, California State Teachers' Retirement System, Revenue Bonds
5.00%, due 8/1/49	8,950,000	9,068,340

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Municipal Finance Authority, Community Health System, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 2/1/41	$ 2,500,000	$ 2,238,732
California Municipal Finance Authority, Southern California Institute of Architecture Project, Revenue Bonds
5.00%, due 12/1/26	470,000	480,389
5.00%, due 12/1/27	495,000	506,595
5.00%, due 12/1/28	520,000	531,243
California Municipal Finance Authority, CHF-Davis I LLC, West Village Student Housing Project, Revenue Bonds
5.00%, due 5/15/32	1,570,000	1,567,139
Insured: BAM
5.00%, due 5/15/32	1,500,000	1,536,728
Insured: BAM
5.00%, due 5/15/36	3,650,000	3,690,231
Insured: BAM
5.00%, due 5/15/39	8,715,000	8,753,310
Insured: BAM
5.00%, due 5/15/43	10,650,000	10,593,756
California Public Finance Authority, Hoag Memorial Hospital Presbyterian, Revenue Bonds
Series A
4.00%, due 7/15/51	20,500,000	17,661,832
California State Public Works Board, Revenue Bonds
Series C
5.00%, due 8/1/35	7,250,000	7,805,088
California State University, Systemwide, Revenue Bonds
Series C
4.00%, due 11/1/45	10,000,000	8,779,345
Series A
5.00%, due 11/1/47	10,225,000	10,453,174
Series A
5.00%, due 11/1/48	13,645,000	14,030,138
Carlsbad Unified School District, Election of 2018, Unlimited General Obligation
Series B
3.00%, due 8/1/46	2,975,000	2,039,922
	Principal Amount	Value

California (continued)
Center Unified School District, Election of 2008, Unlimited General Obligation
Series B, Insured: BAM
3.00%, due 8/1/51	$ 5,000,000	$ 3,326,050
Chino Valley Unified School District, Election 2016, Limited General Obligation
Series B, Insured: AGM-CR
3.375%, due 8/1/50	8,370,000	5,984,745
City & County of San Francisco CA, Certificate of Participation
Series A
4.00%, due 4/1/38	4,010,000	3,746,904
City & County of San Francisco CA, South Van Ness Project, Certificate of Participation
Series A
4.00%, due 4/1/43	4,500,000	4,011,544
City of Escondido CA, Unlimited General Obligation
5.00%, due 9/1/36	4,250,000	4,397,531
City of Los Angeles CA, Department of Airports, Revenue Bonds (b)
Series D
3.00%, due 5/15/39	4,280,000	3,244,186
Series D
4.00%, due 5/15/40	2,200,000	1,926,132
Series E
5.00%, due 5/15/36	2,955,000	3,096,340
Series A
5.00%, due 5/15/44	3,785,000	3,725,097
Series E
5.00%, due 5/15/44	8,950,000	9,140,438
City of Los Angeles CA, Department of Airports, Revenue Bonds, Senior Lien
Series C
5.00%, due 5/15/45 (b)	3,500,000	3,504,810
Series I
5.00%, due 5/15/48	6,050,000	6,232,395
Series H
5.25%, due 5/15/47 (b)	8,650,000	8,757,181
Series G
5.50%, due 5/15/36 (b)	7,785,000	8,199,720
Series G
5.50%, due 5/15/40 (b)	7,000,000	7,261,750
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
City of Los Angeles CA, Wastewater System, Revenue Bonds
Series A
5.00%, due 6/1/48	$ 9,050,000	$ 9,316,499
City of Sacramento CA, Transient Occupancy Tax, Revenue Bonds
Series A
5.00%, due 6/1/29	2,915,000	3,091,263
Series A
5.00%, due 6/1/30	4,170,000	4,425,714
Series A
5.00%, due 6/1/32	2,260,000	2,384,239
Series A
5.00%, due 6/1/33	1,225,000	1,288,336
City of San Jose CA, Unlimited General Obligation
Series A
5.00%, due 9/1/45	6,400,000	6,771,364
Series A
5.00%, due 9/1/46	6,600,000	6,971,732
Coachella Valley Unified School District, Election 2005, Unlimited General Obligation
Series F, Insured: BAM
5.00%, due 8/1/46	12,930,000	13,252,285
Coast Community College District, Election 2012, Unlimited General Obligation
Series D
4.50%, due 8/1/39	10,000,000	10,539,656
Compton Unified School District, Unlimited General Obligation
Series B, Insured: BAM
(zero coupon), due 6/1/38	1,250,000	584,476
Series B, Insured: BAM
(zero coupon), due 6/1/39	4,855,000	2,139,212
Corona-Norco Unified School District, Election 2014, Unlimited General Obligation
Series C
4.00%, due 8/1/49	6,200,000	5,532,339
Cotati-Rohnert Park Unified School District, Election 2016, Unlimited General Obligation
Series C, Insured: AGM
5.00%, due 8/1/42	2,615,000	2,685,323
	Principal Amount	Value

California (continued)
El Camino Community College District Foundation (The), Election of 2002, Unlimited General Obligation
Series C
(zero coupon), due 8/1/38	$ 12,000,000	$ 5,829,271
Evergreen School District, Election of 2014, Unlimited General Obligation
4.00%, due 8/1/41	4,000,000	3,572,749
Firebaugh-Las Deltas Unified School District, Election 2016, Unlimited General Obligation
Series A, Insured: AGM
5.25%, due 8/1/41	2,500,000	2,608,182
Fontana Public Facilities Financing Authority, City of Fontana, Revenue Bonds
Series A, Insured: BAM
5.00%, due 9/1/32	1,320,000	1,352,892
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series B-2, Insured: AGM-CR
3.50%, due 1/15/53	4,265,000	3,190,341
Grossmont-Cuyamaca Community College District, Election of 2012, Unlimited General Obligation
Series B
4.00%, due 8/1/47	6,000,000	5,315,552
Jurupa Unified School District, Election 2014, Unlimited General Obligation
Series C
5.25%, due 8/1/43	4,700,000	4,970,663
Kern Community College District, Election 2016, Unlimited General Obligation
Series C, Insured: BAM
3.00%, due 8/1/46	4,200,000	2,875,056
Live Oak Elementary School District, Certificate of Participation
Insured: AGM
5.00%, due 8/1/39	2,705,000	2,791,964
Los Angeles County Metropolitan Transportation Authority, Sales Tax, Revenue Bonds
Series A
4.00%, due 6/1/36	5,000,000	4,897,987

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Los Angeles County Public Works Financing Authority, Revenue Bonds
Series E-1
5.00%, due 12/1/44	$ 3,575,000	$ 3,732,452
Los Angeles Department of Water & Power, Revenue Bonds
Series B
5.00%, due 7/1/33	5,500,000	5,553,019
Los Angeles Unified School District, Unlimited General Obligation
Series C
4.00%, due 7/1/33	3,000,000	2,973,644
Series C
4.00%, due 7/1/38	6,000,000	5,627,382
Series A
5.00%, due 7/1/32	7,480,000	8,186,853
Series A
5.00%, due 7/1/33	8,020,000	8,741,415
Los Angeles Unified School District, Election of 2008, Unlimited General Obligation
Series B-1, Insured: AGM-CR
5.25%, due 7/1/42	43,405,000	45,735,801
Murrieta Valley Unified School District, Election of 2014, Unlimited General Obligation
5.25%, due 9/1/51	5,300,000	5,667,121
North Lake Tahoe Public Financing Authority, Health & Human Services Center, Revenue Bonds
4.50%, due 12/1/52	4,645,000	4,408,406
Oakland Unified School District, Alameda County, Unlimited General Obligation
Insured: AGM
5.00%, due 8/1/27	1,160,000	1,211,868
Insured: AGM
5.00%, due 8/1/28	1,755,000	1,833,048
Insured: AGM
5.00%, due 8/1/29	2,535,000	2,644,451
Ontario Montclair School District, Election of 2016, Unlimited General Obligation
Series A
5.00%, due 8/1/46	3,500,000	3,599,243
	Principal Amount	Value

California (continued)
Orange County Sanitation District, Revenue Bonds
Series A
5.00%, due 2/1/30	$ 9,000,000	$ 9,237,963
Paramount Unified School District, Election 2006, Unlimited General Obligation
Insured: BAM
(zero coupon), due 8/1/43	23,300,000	5,909,511
Peninsula Corridor Joint Powers Board, Green Bond, Revenue Bonds
Series A
5.00%, due 6/1/47	3,250,000	3,410,026
Peralta Community College District, Unlimited General Obligation
Series A
4.00%, due 8/1/39	4,500,000	4,018,977
Richmond Joint Powers Financing Authority, Civic Center Project, Revenue Bonds
Series A, Insured: AGM
5.00%, due 11/1/36	3,000,000	3,131,314
Riverside County Transportation Commission, Sales Tax, Revenue Bonds
Series B
4.00%, due 6/1/36	17,950,000	17,511,121
Sacramento Area Flood Control Agency, Consolidated Capital Assessment District No. 2, Special Assessment
Series A
5.00%, due 10/1/36	3,445,000	3,582,802
Sacramento City Unified School District, Election of 2020, Unlimited General Obligation
Series A, Insured: BAM
5.50%, due 8/1/47	4,525,000	4,870,905
Series A, Insured: BAM
5.50%, due 8/1/52	14,000,000	15,025,342
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 8/1/30	1,000,000	1,013,726
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
San Diego Association of Governments, South Bay Expressway, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/30	$ 2,225,000	$ 2,353,201
Series A
5.00%, due 7/1/32	1,800,000	1,893,909
Series A
5.00%, due 7/1/38	1,150,000	1,197,480
San Diego County Water Authority, Revenue Bonds
Series A
5.00%, due 5/1/47	4,000,000	4,249,455
San Diego Public Facilities Financing Authority, Capital Improvement Projects, Revenue Bonds
Series A
5.00%, due 10/15/44	2,500,000	2,556,896
San Diego Unified School District, Election of 2012, Unlimited General Obligation
Series M-2
3.00%, due 7/1/50	5,250,000	3,640,545
Series I
5.00%, due 7/1/41	4,000,000	4,080,925
San Francisco Bay Area Rapid Transit District, Election of 2016, Unlimited General Obligation
Series C-1
3.00%, due 8/1/50	4,000,000	2,775,225
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds, Second Series
Series A
5.00%, due 5/1/34 (b)	7,750,000	7,878,679
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds
Series A
5.00%, due 5/1/49 (b)	55,055,000	52,890,127
	Principal Amount	Value

California (continued)
San Jose Evergreen Community College District, Election of 2016, Unlimited General Obligation
Series B
3.00%, due 9/1/41	$ 1,065,000	$ 797,911
San Leandro Unified School District, Election of 2020, Unlimited General Obligation
Series B
5.25%, due 8/1/48	11,500,000	12,138,003
San Marcos Schools Financing Authority, San Marcos Unified School District, Revenue Bonds
Insured: AGM
5.00%, due 8/15/34	1,000,000	1,046,163
Insured: AGM
5.00%, due 8/15/35	1,000,000	1,044,154
Insured: AGM
5.00%, due 8/15/36	1,100,000	1,147,224
San Mateo Union High School District, Capital Appreciation, Election of 2010, Unlimited General Obligation
Series A
(zero coupon), due 9/1/41	7,000,000	6,152,046
Santa Monica Community College District, Election 2016, Unlimited General Obligation
Series A
4.00%, due 8/1/47	7,630,000	6,703,295
Sierra Joint Community College District, Election 2018, Unlimited General Obligation
Series A
4.00%, due 8/1/53	3,000,000	2,608,137
Simi Valley Unified School District, Unlimited General Obligation
Series C
4.00%, due 8/1/50	11,000,000	9,514,944
State of California, Various Purpose, Unlimited General Obligation
3.00%, due 10/1/36	6,060,000	5,049,725
4.00%, due 11/1/35	2,200,000	2,170,086
4.00%, due 3/1/36	31,385,000	30,744,859
4.00%, due 10/1/36	3,400,000	3,325,994
4.00%, due 10/1/37	9,075,000	8,814,543
4.00%, due 10/1/39	6,075,000	5,752,360
4.00%, due 3/1/46	20,765,000	18,735,923

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
State of California, Various Purpose, Unlimited General Obligation (continued)
5.00%, due 11/1/28	$ 8,000,000	$ 8,144,902
5.00%, due 10/1/31	4,500,000	5,018,273
5.00%, due 10/1/32	6,250,000	6,413,441
Series B
5.00%, due 11/1/32	32,050,000	36,025,758
5.00%, due 9/1/41	3,400,000	3,616,149
5.00%, due 4/1/42	3,500,000	3,722,813
5.00%, due 9/1/42	35,000,000	37,307,431
5.00%, due 8/1/46	6,460,000	6,612,029
5.00%, due 9/1/52	8,700,000	9,095,400
5.25%, due 10/1/39	4,885,000	5,089,823
Sunnyvale School District, Election of 2013, Unlimited General Obligation
Series C
3.00%, due 9/1/44	7,000,000	5,090,047
Sweetwater Union High School District, Unlimited General Obligation
Insured: BAM
4.00%, due 8/1/47	10,325,000	8,914,785
Tahoe-Truckee Unified School District, Election 2014, Unlimited General Obligation
Series B
5.00%, due 8/1/41	2,200,000	2,281,722
Temecula Valley Unified School District, Election 2012, Unlimited General Obligation
Series D
3.00%, due 8/1/44	3,500,000	2,550,787
Series D
3.00%, due 8/1/47	4,500,000	3,166,533
Twin Rivers Unified School District, Election 2006, Unlimited General Obligation
Series 2008, Insured: AGM
(zero coupon), due 8/1/32	4,620,000	2,981,778
University of California, Revenue Bonds
Series AI
5.00%, due 5/15/33	21,500,000	21,675,745
Series AV
5.00%, due 5/15/42	1,725,000	1,783,246
	Principal Amount	Value

California (continued)
University of California, Revenue Bonds (continued)
Series AZ
5.25%, due 5/15/58	$ 5,155,000	$ 5,364,510
Val Verde Unified School District, Election of 2012, Unlimited General Obligation
Series F, Insured: AGM
3.00%, due 8/1/47	7,000,000	4,773,643
Val Verde Unified School District, Election of 2020, Unlimited General Obligation
Series B, Insured: AGM
4.00%, due 8/1/51	7,210,000	6,150,616
Victor Valley Community College District, Unlimited General Obligation
Series A
4.00%, due 8/1/39	8,105,000	7,380,594
Series A
4.00%, due 8/1/44	5,500,000	4,801,358
Walnut Valley Unified School District, Election of 2016, Unlimited General Obligation
Series C
5.00%, due 8/1/45	4,285,000	4,568,064
Westminster School District, Election 2008, Unlimited General Obligation
Series B, Insured: BAM
(zero coupon), due 8/1/48	13,900,000	2,423,354
		978,452,049
Colorado 1.5%
Adams State University, Revenue Bonds
Series A, Insured: State Higher Education Intercept Program
4.00%, due 5/15/39	1,085,000	991,267
Series A, Insured: State Higher Education Intercept Program
4.00%, due 5/15/42	1,500,000	1,330,844
City & County of Denver CO, Airport System, Revenue Bonds (b)
Series A
5.00%, due 12/1/25	4,620,000	4,738,488
Series A
5.00%, due 12/1/34	6,250,000	6,252,148
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
City & County of Denver CO, Airport System, Revenue Bonds (b) (continued)
Series A
5.00%, due 12/1/43	$ 11,690,000	$ 11,288,574
Series A
5.25%, due 12/1/48	4,040,000	3,989,837
Series A
5.50%, due 11/15/35	5,500,000	5,793,090
Series A
5.50%, due 11/15/38	7,750,000	8,096,855
Series A
5.50%, due 11/15/40	6,680,000	6,913,856
City & County of Denver CO, Convention Center Expansion Project, Certificate of Participation
Series A
5.375%, due 6/1/43	4,500,000	4,685,655
City of Colorado Springs CO, Utilities System, Revenue Bonds
Series A-2
5.00%, due 11/15/44	3,000,000	3,045,328
Series B
5.00%, due 11/15/47	11,750,000	12,378,261
Colorado Health Facilities Authority, AdventHealth Obligated Group, Revenue Bonds
Series A
3.00%, due 11/15/51	8,500,000	5,570,005
Colorado Health Facilities Authority, Intermountain Healthcare Obligated Group, Revenue Bonds
Series B
4.00%, due 1/1/40	5,745,000	5,268,066
Denver Convention Center Hotel Authority, Revenue Bonds, Senior Lien
5.00%, due 12/1/36	1,000,000	986,760
Regional Transportation District, Certificate of Participation
Series A
4.50%, due 6/1/44	9,075,000	9,136,388
Regional Transportation District Sales Tax, Fastracks Project, Revenue Bonds
Series A
5.00%, due 11/1/31	6,750,000	7,426,494
	Principal Amount	Value

Colorado (continued)
Vista Ridge Metropolitan District, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 12/1/31	$ 1,250,000	$ 1,306,104
		99,198,020
Connecticut 1.5%
City of Bridgeport CT, Unlimited General Obligation
Series D, Insured: AGM
5.00%, due 8/15/33	2,590,000	2,701,088
Series D, Insured: AGM
5.00%, due 8/15/34	2,590,000	2,696,536
Series D, Insured: AGM
5.00%, due 8/15/35	2,840,000	2,952,219
Series D, Insured: AGM
5.00%, due 8/15/36	2,840,000	2,949,418
City of Hartford CT, Unlimited General Obligation
Series A, Insured: State Guaranteed
5.00%, due 4/1/28	2,500,000	2,503,245
Series A, Insured: State Guaranteed
5.00%, due 4/1/29	895,000	896,148
Series A, Insured: AGM State Guaranteed
5.00%, due 4/1/32	195,000	195,234
Series C, Insured: AGM State Guaranteed
5.00%, due 7/15/32	6,670,000	6,873,253
Series C, Insured: AGM State Guaranteed
5.00%, due 7/15/34	2,500,000	2,568,964
State of Connecticut, Transportation Infrastructure, Special Tax, Revenue Bonds
Series A
3.125%, due 5/1/40	3,750,000	2,863,064
Series A, Insured: BAM
4.00%, due 5/1/39	5,000,000	4,741,378
Series A
5.00%, due 9/1/30	4,250,000	4,357,199
Series A, Insured: BAM
5.00%, due 9/1/31	12,870,000	13,579,797
Series A
5.00%, due 9/1/33	11,700,000	12,172,209

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Connecticut (continued)
State of Connecticut, Transportation Infrastructure, Special Tax, Revenue Bonds (continued)
Series A
5.00%, due 1/1/36	$ 3,575,000	$ 3,733,829
State of Connecticut, Unlimited General Obligation
Series A
4.00%, due 4/15/38	2,300,000	2,146,044
Series F
5.00%, due 9/15/28	11,510,000	12,453,879
Series C
5.00%, due 6/15/33	1,775,000	1,871,633
Series C
5.00%, due 6/15/34	1,375,000	1,443,989
Series A
5.00%, due 4/15/35	5,250,000	5,451,963
Series A
5.00%, due 4/15/36	1,800,000	1,889,440
Series A
5.00%, due 4/15/39	1,250,000	1,298,498
State of Connecticut Clean Water Fund, State Revolving Fund, Revenue Bonds
Series A
5.00%, due 5/1/33	2,500,000	2,647,122
University of Connecticut, Revenue Bonds
Series A
5.00%, due 11/1/35	3,490,000	3,634,316
		98,620,465
Delaware 0.0% ‡
Delaware State Health Facilities Authority, Christiana Care Health System, Revenue Bonds
Series A
5.00%, due 10/1/36	3,435,000	3,550,911
District of Columbia 1.3%
District of Columbia, Revenue Bonds
Series C
5.00%, due 12/1/31	6,500,000	7,244,145
Series C
5.00%, due 12/1/32	6,000,000	6,719,301
Series A
5.00%, due 7/1/36	8,175,000	8,926,832
	Principal Amount	Value

District of Columbia (continued)
District of Columbia, Revenue Bonds (continued)
Series A
5.50%, due 7/1/47	$ 21,480,000	$ 23,257,255
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds
Series A
5.00%, due 6/1/42	4,750,000	4,756,576
Metropolitan Washington Airports Authority, Revenue Bonds (b)
Series A
4.00%, due 10/1/40	3,000,000	2,611,908
Series A
5.00%, due 10/1/36	4,000,000	3,973,125
Metropolitan Washington Airports Authority, Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds, Sub. Lien
Series B, Insured: AGM
4.00%, due 10/1/53	1,535,000	1,220,475
Metropolitan Washington Airports Authority, Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds, Second Lien
Series C, Insured: AGC
6.50%, due 10/1/41	7,100,000	7,897,646
Metropolitan Washington Airports Authority, Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds, Senior Lien
Series B
6.50%, due 10/1/44	6,340,000	6,884,815
Washington Metropolitan Area Transit Authority, Green bond, Revenue Bonds
Series A, Insured: BAM
3.00%, due 7/15/36	5,425,000	4,474,346
Series A
4.00%, due 7/15/46	6,000,000	5,167,698
		83,134,122
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida 7.4%
City of Cape Coral FL, Water & Sewer, Revenue Bonds
4.00%, due 10/1/42	$ 12,500,000	$ 11,053,395
City of Gainesville FL, Revenue Bonds
Series A
5.00%, due 10/1/47	16,280,000	16,462,281
City of Miami Beach FL, Beach Parking, Revenue Bonds
Insured: BAM
5.00%, due 9/1/40	2,500,000	2,579,672
City of Miami FL, Parking System, Revenue Bonds
Insured: BAM
4.00%, due 10/1/33	1,520,000	1,531,325
Insured: BAM
4.00%, due 10/1/36	2,845,000	2,786,010
Insured: BAM
4.00%, due 10/1/37	2,535,000	2,448,652
Insured: BAM
4.00%, due 10/1/38	1,675,000	1,535,843
Insured: BAM
4.00%, due 10/1/39	2,520,000	2,331,916
City of Orlando FL, Tourist Development Tax, Revenue Bonds, Third Lien
Series C, Insured: AGC
5.50%, due 11/1/38	1,600,000	1,601,651
City of South Miami FL, Miami Health Facilities Authority, Inc., Revenue Bonds
5.00%, due 8/15/42	18,115,000	17,856,767
City of Tampa FL, Revenue Bonds
Series C, Insured: BAM
3.00%, due 10/1/36	4,690,000	3,881,788
City of Tampa FL, Water & Wastewater System, Revenue Bonds
Series A
5.25%, due 10/1/57	17,000,000	18,088,240
County of Broward FL, Tourist Development Tax, Revenue Bonds
4.00%, due 9/1/41	12,250,000	10,812,954
4.00%, due 9/1/51	6,970,000	5,842,181
Insured: BAM
4.00%, due 9/1/51	9,050,000	7,745,020
	Principal Amount	Value

Florida (continued)
County of Broward FL, Airport System, Revenue Bonds
Series A
5.00%, due 10/1/49 (b)	$ 6,500,000	$ 6,188,501
County of Broward FL, Convention Center Hotel, Revenue Bonds
5.50%, due 1/1/55	25,000,000	26,657,462
County of Lee FL, Airport, Revenue Bonds (b)
Series A
5.00%, due 10/1/30	6,000,000	6,143,327
Series A
5.00%, due 10/1/32	2,200,000	2,240,713
Series B
5.00%, due 10/1/37	4,000,000	3,902,807
Series B
5.00%, due 10/1/46	5,000,000	4,777,415
County of Miami-Dade FL, Water & Sewer System, Revenue Bonds
Insured: BAM
3.00%, due 10/1/36	2,100,000	1,703,422
Series B
4.00%, due 10/1/38	5,400,000	5,020,187
Series A
4.00%, due 10/1/44	8,550,000	7,405,499
Series B, Insured: BAM
4.00%, due 10/1/49	41,880,000	35,537,194
Series B
5.00%, due 10/1/33	4,500,000	4,641,056
County of Miami-Dade FL, Transit System, Revenue Bonds
Series A
4.00%, due 7/1/49	7,900,000	6,468,039
5.00%, due 7/1/45	14,870,000	15,320,061
5.00%, due 7/1/46	11,190,000	11,464,067
5.00%, due 7/1/48	5,215,000	5,283,116
5.00%, due 7/1/51	26,000,000	26,286,996
County of Miami-Dade FL, Seaport Department, Revenue Bonds
Series B-1
4.00%, due 10/1/50 (b)	10,000,000	8,117,956
County of Sarasota FL, Utility System, Revenue Bonds
5.25%, due 10/1/47	10,000,000	10,662,522
County of Seminole FL, Water & Sewer, Revenue Bonds
Series A
4.00%, due 10/1/29	4,500,000	4,546,314

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
Greater Orlando Aviation Authority, Revenue Bonds
Series A
5.00%, due 10/1/33 (b)	$ 1,205,000	$ 1,220,343
Hillsborough County Aviation Authority, Tampa International Airport, Revenue Bonds (b)
Series A
5.00%, due 10/1/29	2,250,000	2,330,577
Series A
5.00%, due 10/1/47	7,250,000	7,031,681
JEA Electric System, Revenue Bonds
Series B
4.00%, due 10/1/36	3,750,000	3,477,766
Miami-Dade County Health Facilities Authority, Nicklaus Children's Hospital Project, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 8/1/46	5,460,000	4,650,356
Series A, Insured: AGM-CR
4.00%, due 8/1/51	21,000,000	17,415,781
North Sumter County Utility Dependent District, Sumter Water Conservation Authority Project, Revenue Bonds
Insured: AGM
5.00%, due 10/1/46	8,950,000	9,175,323
Insured: AGM
5.00%, due 10/1/52	6,250,000	6,337,674
Orange County Health Facilities Authority, Presbyterian Retirement Communities, Inc., Revenue Bonds
5.00%, due 8/1/31	1,500,000	1,556,226
Putnam County Development Authority, Seminole Electric Cooperative, Inc., Revenue Bonds
Series A
5.00%, due 3/15/42	4,250,000	4,405,902
School Board of Miami-Dade County (The), Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 3/15/34	6,010,000	6,540,860
Series A, Insured: BAM
5.00%, due 3/15/35	6,360,000	6,829,877
	Principal Amount	Value

Florida (continued)
School Board of Miami-Dade County (The), Unlimited General Obligation (continued)
Series A, Insured: BAM
5.00%, due 3/15/39	$ 8,945,000	$ 9,462,479
Series A, Insured: BAM
5.00%, due 3/15/40	9,010,000	9,512,559
Series A, Insured: BAM
5.00%, due 3/15/47	14,745,000	15,306,211
School District of Broward County, Unlimited General Obligation
5.00%, due 7/1/46	7,000,000	7,287,474
South Broward Hospital District, Revenue Bonds
Insured: BAM
3.00%, due 5/1/51	25,990,000	16,962,470
State of Florida, Capital Outlay, Unlimited General Obligation
Series C
3.15%, due 6/1/29	5,000,000	4,824,158
Series C
4.00%, due 6/1/32	3,650,000	3,670,587
State of Florida Department of Transportation, Turnpike System, Revenue Bonds
Series C
3.00%, due 7/1/51	12,500,000	8,488,286
Series A
4.00%, due 7/1/32	4,500,000	4,503,661
Village Community Development District No. 8, Special Assessment
Insured: AGM
3.50%, due 5/1/40	5,250,000	4,428,830
West Palm Beach Community Redevelopment Agency, City center community redevelopment, Tax Allocation
Insured: AGM-CR
5.00%, due 3/1/34	8,950,000	9,604,878
Insured: AGM-CR
5.00%, due 3/1/35	9,520,000	10,171,852
Wildwood Utility Dependent District, South Sumter Utility Project, Revenue Bonds, Senior Lien
Insured: BAM
5.00%, due 10/1/52	6,000,000	6,045,203
		480,165,363
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Georgia 3.3%
Brookhaven Development Authority, Children's Healthcare of Atlanta, Revenue Bonds
Series A
4.00%, due 7/1/44	$ 25,435,000	$ 22,349,714
Series A
4.00%, due 7/1/49	2,325,000	1,973,201
City of Atlanta GA, Water & Wastewater, Revenue Bonds
Series C
4.00%, due 11/1/37	5,000,000	4,742,294
5.00%, due 11/1/29	4,500,000	4,655,195
City of Atlanta GA, Public Improvement, Unlimited General Obligation
Series A-1
5.00%, due 12/1/42	12,500,000	13,162,268
City of Dalton (The) GA, Georgia Combined Utilities, Revenue Bonds
5.00%, due 3/1/30	2,055,000	2,147,542
Cobb County Kennestone Hospital Authority, Wellstar Health System, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 4/1/52	21,250,000	17,875,232
Coweta County Development Authority, Piedmont Healthcare, Inc., Revenue Bonds
Series A
5.00%, due 7/1/44	4,250,000	4,182,312
Georgia Ports Authority, Revenue Bonds
5.25%, due 7/1/43	7,595,000	8,078,958
5.25%, due 7/1/52	5,000,000	5,261,270
Main Street Natural Gas, Inc., Revenue Bonds
Series C
4.00%, due 3/1/50 (a)	2,500,000	2,400,556
Series C
4.00%, due 5/1/52 (a)	7,360,000	6,895,537
Series A
4.00%, due 7/1/52 (a)	9,000,000	8,698,351
Series A
4.00%, due 9/1/52 (a)	22,440,000	20,692,889
Series A
5.00%, due 5/15/35	2,750,000	2,712,419
	Principal Amount	Value

Georgia (continued)
Main Street Natural Gas, Inc., Revenue Bonds (continued)
Series A
5.00%, due 5/15/36	$ 3,200,000	$ 3,145,238
Municipal Electric Authority of Georgia, Project One Subordinated Bonds, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 1/1/41	2,545,000	2,279,638
Series A, Insured: BAM
4.00%, due 1/1/49	4,050,000	3,406,967
Series A
5.00%, due 1/1/35	4,250,000	4,262,827
Series A
5.00%, due 1/1/45	2,185,000	2,097,874
Series A, Insured: BAM
5.00%, due 1/1/45	3,300,000	3,244,396
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Revenue Bonds
Series A, Insured: BAM
4.00%, due 1/1/49	6,600,000	5,653,206
Series A
5.00%, due 1/1/37	1,000,000	998,292
Series A, Insured: BAM
5.00%, due 1/1/49	38,870,000	38,104,331
Series A, Insured: BAM
5.00%, due 1/1/59	4,605,000	4,466,835
Series A, Insured: AGM-CR
5.00%, due 1/1/59	5,250,000	5,092,483
Series B
5.00%, due 1/1/59	1,895,000	1,701,073
Series A
5.00%, due 1/1/63	2,905,000	2,579,978
Private Colleges & Universities Authority, Savannah College of Art & Design, Revenue Bonds
4.00%, due 4/1/44	8,150,000	6,915,097
Private Colleges & Universities Authority, Emory University, Revenue Bonds
Series B
5.00%, due 9/1/30	5,500,000	6,087,670
		215,863,643

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Guam 0.3%
Antonio B Won Pat International Airport Authority, Revenue Bonds (b)
Series C, Insured: AGM
6.125%, due 10/1/43	$ 3,575,000	$ 3,650,621
Series C, Insured: AGM
6.125%, due 10/1/43	925,000	944,566
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.00%, due 7/1/40	1,730,000	1,731,967
5.00%, due 1/1/46	4,500,000	4,372,700
Series A
5.00%, due 1/1/50	1,660,000	1,575,801
5.25%, due 7/1/33	1,000,000	1,013,375
Guam Power Authority, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/44	655,000	665,336
Territory of Guam, Section 30, Revenue Bonds
Series A
5.00%, due 12/1/27	2,265,000	2,267,508
Series A
5.00%, due 12/1/34	2,290,000	2,202,364
		18,424,238
Hawaii 0.2%
City & County Honolulu HI, Wastewater System, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/51	7,500,000	7,776,119
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Inc., Revenue Bonds
Insured: AGM-CR
3.50%, due 10/1/49 (b)	6,200,000	4,443,175
		12,219,294
Idaho 0.1%
Idaho Housing & Finance Association, Federal Highway Trust Fund, Revenue Bonds
Series A
5.00%, due 7/15/37	8,750,000	9,109,930
	Principal Amount	Value

Illinois 9.2%
Chicago Board of Education, Capital Appreciation, School Reform, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 12/1/26	$ 17,995,000	$ 14,869,000
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 12/1/27	7,300,000	7,517,795
Chicago Board of Education, Revenue Bonds
6.00%, due 4/1/46	17,560,000	17,878,725
Chicago O'Hare International Airport, General, Revenue Bonds, Senior Lien
Series A, Insured: AGM
4.00%, due 1/1/36	8,500,000	7,922,752
Series A, Insured: BAM
4.00%, due 1/1/37	10,690,000	9,852,706
Series D
5.00%, due 1/1/47 (b)	4,500,000	4,271,691
Series A, Insured: AGM
5.25%, due 1/1/45 (b)	10,000,000	9,835,174
Series A, Insured: AGM
5.50%, due 1/1/53 (b)	20,400,000	20,552,904
Chicago O'Hare International Airport, Passenger Facility Charge, Revenue Bonds
Series A
5.00%, due 1/1/30	2,915,000	2,917,307
Series B
5.00%, due 1/1/31 (b)	2,000,000	2,000,453
Chicago O'Hare International Airport, Revenue Bonds
Series A
5.00%, due 1/1/32 (b)	13,550,000	13,634,453
Chicago Park District, Limited Tax, Limited General Obligation
Series A, Insured: BAM
4.00%, due 1/1/31	1,955,000	1,845,431
Series A
5.00%, due 1/1/28	1,000,000	1,020,141
Series A
5.00%, due 1/1/31	1,000,000	1,017,448
Series A
5.00%, due 1/1/35	2,000,000	2,020,358
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Chicago Park District, Personal Property Replacement Tax, Unlimited General Obligation
Series D, Insured: BAM
4.00%, due 1/1/34	$ 3,805,000	$ 3,455,513
Chicago Park District, Unlimited General Obligation
Series F-2
4.00%, due 1/1/38	1,150,000	977,759
Series F-2
5.00%, due 1/1/37	2,050,000	2,082,385
Chicago Park District, Special Recreation Activity Alternate Revenue Source, Unlimited General Obligation
Insured: BAM
5.00%, due 11/15/30	1,435,000	1,509,451
Chicago Transit Authority Sales Tax Receipts Fund, Revenue Bonds, Second Lien
Series A, Insured: BAM
4.00%, due 12/1/50	35,000,000	28,157,801
5.00%, due 12/1/46	4,780,000	4,547,825
Series A, Insured: BAM
5.00%, due 12/1/46	42,500,000	43,020,634
Chicago Transit Authority Sales Tax Receipts Fund, Revenue Bonds
5.25%, due 12/1/49	10,000,000	10,050,886
City of Chicago Heights IL, Unlimited General Obligation
Series B, Insured: BAM
5.25%, due 12/1/34	2,115,000	2,233,505
City of Chicago IL, Unlimited General Obligation
Series A
4.00%, due 1/1/35	2,300,000	1,958,421
Series A
4.00%, due 1/1/36	4,000,000	3,366,849
Series B
4.00%, due 1/1/37	5,000,000	4,147,452
Series A
5.00%, due 1/1/30	1,385,000	1,365,600
Series A
5.00%, due 1/1/33	2,825,000	2,708,352
Series A
5.00%, due 1/1/34	9,005,000	8,553,108
	Principal Amount	Value

Illinois (continued)
City of Chicago IL, Unlimited General Obligation (continued)
Series A
5.50%, due 1/1/49	$ 8,950,000	$ 8,672,977
Series A
6.00%, due 1/1/38	38,550,000	39,275,156
Series A, Insured: BAM
6.00%, due 1/1/38	5,250,000	5,469,281
City of Chicago IL, Waterworks, Revenue Bonds, Second Lien
4.00%, due 11/1/37	1,250,000	1,145,993
5.00%, due 11/1/27	1,655,000	1,686,245
Series 2, Insured: AGM
5.00%, due 11/1/28	2,000,000	2,081,818
5.00%, due 11/1/29	1,700,000	1,729,879
Series 2, Insured: AGM
5.00%, due 11/1/30	2,500,000	2,595,116
Series 2, Insured: AGM
5.00%, due 11/1/32	4,250,000	4,388,844
Series 2, Insured: AGM
5.00%, due 11/1/33	9,050,000	9,292,544
Series 2, Insured: AGM
5.00%, due 11/1/38	3,000,000	3,038,462
Insured: AGM
5.25%, due 11/1/33	4,250,000	4,411,106
Insured: AGM
5.25%, due 11/1/34	1,860,000	1,915,663
Insured: AGM
5.25%, due 11/1/35	2,525,000	2,597,245
City of Chicago IL, Wastewater Transmission Project, Revenue Bonds, Second Lien
5.00%, due 1/1/28	1,000,000	1,004,081
Series B, Insured: AGM-CR
5.00%, due 1/1/30	6,735,000	6,961,349
5.00%, due 1/1/33	2,000,000	2,008,645
Series B
5.00%, due 1/1/33	2,240,000	2,244,960
Insured: BAM
5.00%, due 1/1/44	11,840,000	11,882,745
Series A, Insured: AGM
5.25%, due 1/1/42	3,500,000	3,571,168
City of Chicago IL, Motor Fuel Tax, Revenue Bonds
Insured: AGM
5.00%, due 1/1/33	3,975,000	4,053,723

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Cook County Community College District No. 508, Unlimited General Obligation
Insured: BAM
5.50%, due 12/1/38	$ 4,250,000	$ 4,346,093
Cook County Community High School District No. 212 Leyden, Revenue Bonds
Series C, Insured: BAM
5.00%, due 12/1/30	2,870,000	2,956,884
Series C, Insured: BAM
5.00%, due 12/1/31	2,360,000	2,426,662
Du Page Cook & Will Counties Community College District No. 502, Unlimited General Obligation
Series A
5.00%, due 6/1/26	4,100,000	4,135,638
Illinois Finance Authority, Carle Foundation Obligated Group (The), Revenue Bonds
Series A
4.00%, due 8/15/39	6,500,000	5,733,509
Illinois Municipal Electric Agency, Revenue Bonds
Series A
4.00%, due 2/1/34	5,950,000	5,802,946
Illinois Sports Facilities Authority (The), Revenue Bonds
Insured: AGM
5.25%, due 6/15/31	4,250,000	4,322,339
Illinois State Toll Highway Authority, Revenue Bonds, Senior Lien
Series B
5.00%, due 1/1/34	3,500,000	3,549,013
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Capital Appreciation, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 6/15/36	52,950,000	25,090,961
Series B-1, Insured: AGM
(zero coupon), due 6/15/43	13,970,000	4,636,358
	Principal Amount	Value

Illinois (continued)
Metropolitan Water Reclamation District of Greater Chicago, Limited General Obligation
Series C
5.00%, due 12/1/32	$ 3,000,000	$ 3,223,398
Rock Island County Public Building Commission, County of Rock Island, Revenue Bonds
Insured: AGM
5.00%, due 12/1/36	2,395,000	2,517,287
Sales Tax Securitization Corp., Revenue Bonds
Series A, Insured: BAM
4.00%, due 1/1/48	14,250,000	11,613,445
Series A
5.00%, due 1/1/28	3,935,000	4,086,928
Series A
5.00%, due 1/1/48	6,250,000	6,197,931
Series C
5.25%, due 1/1/34	8,000,000	8,273,858
Sales Tax Securitization Corp., Revenue Bonds, Second Lien
Series A
5.00%, due 1/1/32	4,400,000	4,563,254
Sangamon County School District No. 186 Springfield, Unlimited General Obligation
Series C, Insured: AGM
5.00%, due 6/1/34	1,000,000	1,045,564
Series C, Insured: AGM
5.00%, due 6/1/38	1,635,000	1,690,241
Southern Illinois University, Housing & Auxiliary Facilities System, Revenue Bonds
Series B, Insured: BAM
5.00%, due 4/1/26	1,175,000	1,205,742
Series B, Insured: BAM
5.00%, due 4/1/29	1,620,000	1,654,883
Series B, Insured: BAM
5.00%, due 4/1/30	1,000,000	1,020,379
State of Illinois, Sales Tax, Revenue Bonds
Series A
3.00%, due 6/15/33	3,000,000	2,497,586
State of Illinois, Sales Tax, Revenue Bonds, Junior Lien
Series C
5.00%, due 6/15/30	3,250,000	3,372,975
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
State of Illinois, Unlimited General Obligation
Series C
4.00%, due 10/1/40	$ 4,500,000	$ 3,661,365
Insured: BAM
4.00%, due 6/1/41	9,050,000	7,547,097
Series D
5.00%, due 11/1/26	7,775,000	7,830,910
5.00%, due 2/1/27	4,230,000	4,258,616
5.00%, due 1/1/28	5,405,000	5,417,165
Series D
5.00%, due 11/1/28	6,580,000	6,591,513
5.25%, due 2/1/32	9,050,000	9,067,979
5.50%, due 5/1/39	13,475,000	13,546,519
Series A
5.50%, due 3/1/47	5,000,000	4,840,947
5.75%, due 5/1/45	4,500,000	4,514,045
Series A
6.00%, due 5/1/27	8,690,000	9,089,458
United City of Yorkville IL, Special Tax
Insured: AGM
5.00%, due 3/1/32	3,267,000	3,368,949
Village of Bellwood IL, Unlimited General Obligation
Insured: AGM
5.00%, due 12/1/29	1,500,000	1,566,283
Village of Rosemont IL, Corporate Purpose, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 12/1/40	7,190,000	7,529,326
Village of Schaumburg IL, Unlimited General Obligation
Series A
4.00%, due 12/1/41	33,800,000	31,354,364
Western Illinois Economic Development Authority, City of Quincy, Revenue Bonds
Series B, Insured: BAM
4.00%, due 12/1/34	1,500,000	1,467,987
Will County School District No. 114, Manhattan, Unlimited General Obligation
Insured: BAM
5.50%, due 1/1/49	6,510,000	6,804,853
		599,740,129
	Principal Amount	Value

Indiana 0.4%
Greater Clark Building Corp., Revenue Bonds
Insured: State Intercept
6.00%, due 7/15/38	$ 6,000,000	$ 6,868,908
Indiana University, Revenue Bonds
Series A
4.00%, due 6/1/39	2,595,000	2,414,377
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds
Series A, Insured: AGM
4.00%, due 6/1/41	13,165,000	11,553,590
Merrillville Multi School Building Corp., Revenue Bonds
Insured: State Intercept
5.00%, due 1/15/42	5,640,000	5,843,750
		26,680,625
Iowa 0.8%
City of Coralville IA, Certificate of Participation
Series E
4.00%, due 6/1/23	1,320,000	1,315,924
Iowa Finance Authority, Mortgage-Backed Securities Program, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
4.00%, due 7/1/47	2,035,000	1,986,100
PEFA, Inc., Revenue Bonds
5.00%, due 9/1/49 (a)	45,425,000	45,394,874
Waterloo Community School District, Infrastructure Sales Services & Use Tax, Revenue Bonds
Insured: AGM
4.00%, due 7/1/29	4,000,000	4,080,034
		52,776,932
Kansas 0.2%
City of Hutchinson KS, Hutchinson Regional Medical Center, Inc., Revenue Bonds
5.00%, due 12/1/26	565,000	565,569
5.00%, due 12/1/28	410,000	404,745
5.00%, due 12/1/30	500,000	486,687
University of Kansas Hospital Authority, KU Health System, Revenue Bonds
5.00%, due 9/1/33	2,500,000	2,552,371

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Kansas (continued)
University of Kansas Hospital Authority, KU Health System, Revenue Bonds (continued)
5.00%, due 9/1/35	$ 2,550,000	$ 2,576,781
5.00%, due 9/1/45	4,650,000	4,552,022
		11,138,175
Kentucky 0.5%
Fayette County School District Finance Corp., Fayette County School District, Revenue Bonds
Series A, Insured: State Intercept
4.00%, due 5/1/38	2,420,000	2,250,342
Kentucky Public Energy Authority, Gas Supply, Revenue Bonds
Series A
4.00%, due 4/1/48 (a)	15,250,000	15,066,539
Louisville, Unlimited General Obligation
Series A
4.00%, due 4/1/35	4,000,000	3,947,687
Louisville/Jefferson County Metropolitan Government, UofL Health Project, Revenue Bonds
Series A, Insured: AGM
5.00%, due 5/15/47	8,950,000	8,890,986
		30,155,554
Louisiana 0.5%
City of New Orleans LA, Public Improvement, Unlimited General Obligation
Series A
5.00%, due 12/1/40	5,000,000	5,112,939
City of Shreveport LA, Unlimited General Obligation
Insured: BAM
5.00%, due 8/1/30	4,605,000	4,812,581
New Orleans Aviation Board, North Terminal Project, Revenue Bonds
Series B
5.00%, due 1/1/40 (b)	5,000,000	4,809,731
Port New Orleans Board of Commissioners, Revenue Bonds
Series D
5.00%, due 4/1/50	6,425,000	6,450,004
	Principal Amount	Value

Louisiana (continued)
State of Louisiana, Unlimited General Obligation
Series A
4.00%, due 2/1/34	$ 8,880,000	$ 8,940,676
		30,125,931
Maine 0.0% ‡
Maine State Housing Authority, Revenue Bonds
Series F
3.65%, due 11/15/42	1,110,000	1,088,897
Maryland 1.2%
City of Baltimore MD, Water Project, Revenue Bonds
Series A
4.00%, due 7/1/37	3,215,000	3,051,213
Maryland Stadium Authority, Construction and Revitalization Program, Revenue Bonds
Series A, Insured: State Intercept
5.00%, due 5/1/42	22,270,000	22,910,937
State of Maryland, Department of Transportation, Revenue Bonds
Series A
3.00%, due 10/1/33	5,575,000	4,895,444
State of Maryland, State and Local Facilities Loan, Unlimited General Obligation
Series A
5.00%, due 6/1/33	4,500,000	5,030,655
Series A
5.00%, due 6/1/37	36,380,000	40,052,779
		75,941,028
Massachusetts 1.1%
City of Boston MA, Unlimited General Obligation
Series A
5.00%, due 11/1/41	12,500,000	13,497,505
Commonwealth of Massachusetts, Limited General Obligation
Series D
3.00%, due 5/1/35	5,790,000	4,938,629
Series B
3.00%, due 2/1/48	6,500,000	4,598,359
Series B
3.00%, due 4/1/49	4,115,000	2,886,384
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Massachusetts (continued)
Commonwealth of Massachusetts, Unlimited General Obligation
Series C
5.00%, due 10/1/52	$ 3,500,000	$ 3,631,751
Commonwealth of Massachusetts Transportation Fund, Rail Enhancement Program, Revenue Bonds
Series A
4.00%, due 6/1/50	8,700,000	7,471,598
Series A
5.00%, due 6/1/50	15,000,000	15,511,187
Commonwealth of Massachusetts Transportation Fund, Accelerated Bridge Program, Revenue Bonds
Series A
5.00%, due 6/1/44	5,000,000	5,046,510
Massachusetts Development Finance Agency, WGBH Educational Foundation, Revenue Bonds
4.00%, due 1/1/33	1,000,000	990,997
Massachusetts Development Finance Agency, Partners Healthcare System Issue, Revenue Bonds
Series O-2
5.00%, due 7/1/27	5,000,000	5,178,474
Massachusetts Development Finance Agency, Dana-Farber Cancer Institute, Revenue Bonds
Series N
5.00%, due 12/1/41	7,000,000	7,004,148
		70,755,542
Michigan 1.1%
Downriver Utility Wastewater Authority, Revenue Bonds
Insured: AGM
5.00%, due 4/1/31	1,600,000	1,690,760
Great Lakes Water Authority, Water Supply System, Revenue Bonds, Senior Lien
Series C
5.25%, due 7/1/35	18,200,000	18,996,974
	Principal Amount	Value

Michigan (continued)
Lincoln Consolidated School District, Unlimited General Obligation
Series A, Insured: AGM Q-SBLF
5.00%, due 5/1/28	$ 2,030,000	$ 2,135,477
Series A, Insured: AGM Q-SBLF
5.00%, due 5/1/30	1,455,000	1,518,397
Series A, Insured: AGM Q-SBLF
5.00%, due 5/1/40	1,500,000	1,555,877
Livonia Public Schools, Unlimited General Obligation
Series II, Insured: AGM
5.00%, due 5/1/40	3,865,000	4,016,672
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series A, Class 1
4.00%, due 6/1/36	2,000,000	1,775,115
Michigan Finance Authority, Wayne County Criminal Justice Center Project, Revenue Bonds, Senior Lien
5.00%, due 11/1/25	1,000,000	1,044,572
5.00%, due 11/1/27	1,200,000	1,282,612
Michigan Finance Authority, BHSH System Obligated Group, Revenue Bonds
5.00%, due 4/15/28	7,100,000	7,596,759
Michigan Finance Authority, Great Lakes Water Authority Sewage Disposal System, Revenue Bonds, Second Lien
Series C-7, Insured: NATL-RE
5.00%, due 7/1/32	2,250,000	2,286,798
Michigan Finance Authority, Great Lakes Water Authority Sewage Disposal System, Revenue Bonds, Senior Lien
Series C-3, Insured: AGM
5.00%, due 7/1/33	2,750,000	2,785,678
Michigan Finance Authority, Great Lakes Water Authority Water Supply System, Revenue Bonds
Series D-1, Insured: AGM
5.00%, due 7/1/35	2,000,000	2,024,022
Series D-6, Insured: NATL-RE
5.00%, due 7/1/36	6,650,000	6,726,671

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Michigan State Building Authority, Revenue Bonds
Series I
3.00%, due 10/15/51	$ 5,000,000	$ 3,374,556
State of Michigan, Trunk Line, Revenue Bonds
Series A
4.00%, due 11/15/44	14,000,000	12,635,430
		71,446,370
Minnesota 0.5%
City of Rochester MN, Mayo Clinic, Revenue Bonds
4.00%, due 11/15/39	14,425,000	13,416,361
County of Rice MN, Unlimited General Obligation
Series A, Insured: MN CRED PROG
5.00%, due 2/1/44	5,000,000	5,310,682
Metropolitan Council, Minneapolis-St.Paul Metropolitan Area, Unlimited General Obligation
Series A
3.00%, due 3/1/29	5,750,000	5,436,911
Minnesota Housing Finance Agency, Residential Housing Finance, Revenue Bonds
Series E, Insured: GNMA / FNMA / FHLMC
4.25%, due 1/1/49	2,690,000	2,661,388
Minnesota Office of Higher Education, Student Loan Program, Revenue Bonds, Senior Lien
2.65%, due 11/1/38 (b)	240,000	181,063
Minnesota Public Facilities Authority, Revenue Bonds
Series A
5.00%, due 3/1/31	5,600,000	5,861,945
White Bear Lake Independent School District No. 624, Unlimited General Obligation
Series A, Insured: SD CRED PROG
3.00%, due 2/1/43	4,310,000	3,157,111
		36,025,461
	Principal Amount	Value

Mississippi 0.0% ‡
Mississippi Home Corp., Single Family Mortgage Housing, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
4.00%, due 12/1/44	$ 1,140,000	$ 1,122,092
Missouri 0.5%
City of Kansas City MO, Improvement Downtown Arena Project, Revenue Bonds
Series E
5.00%, due 4/1/40	9,005,000	9,087,473
Kansas City Industrial Development Authority, Airport, Revenue Bonds
Series A, Insured: AGM
5.00%, due 3/1/57 (b)	4,905,000	4,625,795
Metropolitan St. Louis Sewer District, Revenue Bonds
Series B
5.25%, due 5/1/52	8,800,000	9,372,671
Missouri Housing Development Commission, First Place Homeownership Loan Program, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
4.25%, due 5/1/47	325,000	321,582
Series A, Insured: GNMA / FNMA / FHLMC
4.25%, due 5/1/49	2,405,000	2,382,223
Springfield School District No. R-12, Unlimited General Obligation
4.00%, due 3/1/35	2,640,000	2,613,940
St. Louis Municipal Finance Corp., Convention Center Expansion, Revenue Bonds
Insured: AGM
5.00%, due 10/1/49	4,510,000	4,350,009
		32,753,693
Montana 0.4%
Montana Board of Housing, Single Family Mortgage, Revenue Bonds
Series B
3.40%, due 12/1/33	685,000	624,535
Series B
3.60%, due 6/1/37	890,000	795,634
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Montana (continued)
Montana Facility Finance Authority, Benefis Health System Obligated Group, Revenue Bonds
5.00%, due 2/15/30	$ 1,790,000	$ 1,830,174
5.00%, due 2/15/31	1,500,000	1,527,645
5.00%, due 2/15/33	1,320,000	1,332,690
5.00%, due 2/15/34	1,200,000	1,207,809
Montana State Board of Regents, University of Montana/Missoula, Revenue Bonds
Insured: AGM
5.25%, due 11/15/52	5,000,000	5,273,583
Silver Bow County School District No. 1, School Building, Unlimited General Obligation
4.00%, due 7/1/32	1,945,000	1,939,430
4.00%, due 7/1/33	2,020,000	2,013,259
Yellowstone County K-12, School District No. 26 Lockwood, Unlimited General Obligation
5.00%, due 7/1/29	2,260,000	2,434,072
5.00%, due 7/1/30	2,250,000	2,419,034
5.00%, due 7/1/31	2,515,000	2,695,532
5.00%, due 7/1/32	2,800,000	2,991,927
		27,085,324
Nebraska 1.6%
Central Plains Energy, Nebraska Gas Project No. 3, Revenue Bonds
Series A
5.00%, due 9/1/42	13,095,000	12,546,115
Central Plains Energy, Nebraska Gas Project No. 4, Revenue Bonds
Series A
5.00%, due 3/1/50 (a)	13,315,000	13,323,633
Nebraska Investment Finance Authority, Single Family Housing, Revenue Bonds
Series C
4.00%, due 9/1/48	2,625,000	2,582,845
Omaha Public Power District, Electric System, Revenue Bonds
Series A
4.00%, due 2/1/51	8,700,000	7,383,565
Series A, Insured: AGM-CR
4.00%, due 2/1/51	30,000,000	26,041,143
	Principal Amount	Value

Nebraska (continued)
Omaha Public Power District, Electric System, Revenue Bonds (continued)
Series A
5.00%, due 2/1/46	$ 18,750,000	$ 19,654,684
Series A
5.00%, due 2/1/47	20,000,000	21,062,296
		102,594,281
Nevada 0.9%
City of Reno NV, Capital Improvement, Revenue Bonds
Series A-1, Insured: AGM
4.00%, due 6/1/46	1,600,000	1,338,982
Clark County School District, Limited General Obligation
Series B, Insured: BAM
3.00%, due 6/15/36	5,750,000	4,590,709
Series C
4.00%, due 6/15/32	4,250,000	4,245,942
County of Clark NV, Park Improvement, Limited General Obligation
4.00%, due 12/1/35	7,475,000	7,270,616
Las Vegas Convention & Visitors Authority, Convention Center Expansion, Revenue Bonds
Series B
4.00%, due 7/1/49	27,700,000	22,381,160
Series B
5.00%, due 7/1/31	1,245,000	1,318,001
Series B
5.00%, due 7/1/43	9,415,000	9,543,422
Las Vegas Valley Water District, Limited General Obligation
5.00%, due 6/1/33	8,000,000	8,217,879
Las Vegas Valley Water District, Water Improvement, Limited General Obligation
Series A
5.00%, due 6/1/46	3,165,000	3,228,982
		62,135,693
New Hampshire 0.1%
City of Manchester NH, General Airport, Revenue Bonds
Series A, Insured: AGM
5.00%, due 1/1/26	1,800,000	1,801,774

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Hampshire (continued)
New Hampshire Business Finance Authority, Pennichuck Water Works, Inc., Revenue Bonds
Series A
4.00%, due 4/1/50 (b)	$ 4,775,000	$ 3,852,346
		5,654,120
New Jersey 3.8%
Atlantic County Improvement Authority (The), Stockton University, Revenue Bonds
Series A, Insured: AGM
5.00%, due 7/1/31	2,170,000	2,257,624
Series A, Insured: AGM
5.00%, due 7/1/32	1,305,000	1,355,829
Series A, Insured: AGM
5.00%, due 7/1/33	1,395,000	1,446,197
City of Atlantic City NJ, Unlimited General Obligation
Series B, Insured: AGM State Aid Withholding
5.00%, due 3/1/32	2,900,000	3,027,015
New Brunswick Parking Authority, City Guaranteed Parking, Revenue Bonds
Series A, Insured: BAM MUN GOVT GTD
5.00%, due 9/1/28	2,250,000	2,361,392
Series A, Insured: BAM MUN GOVT GTD
5.00%, due 9/1/29	2,120,000	2,223,540
Series A, Insured: BAM MUN GOVT GTD
5.00%, due 9/1/30	3,855,000	4,034,839
Series A, Insured: BAM MUN GOVT GTD
5.00%, due 9/1/31	5,980,000	6,239,919
New Jersey Building Authority, Revenue Bonds
Series A, Insured: BAM
5.00%, due 6/15/25	2,015,000	2,081,450
Series A, Insured: BAM
5.00%, due 6/15/28	1,805,000	1,868,924
	Principal Amount	Value

New Jersey (continued)
New Jersey Economic Development Authority, The Goethals Bridge Replacement Project, Revenue Bonds (b)
5.00%, due 1/1/28	$ 1,000,000	$ 995,308
5.50%, due 1/1/26	1,000,000	1,005,831
New Jersey Economic Development Authority, State of New Jersey Motor Vehicle Surcharge, Revenue Bonds
Series A, Insured: BAM
5.00%, due 7/1/28	2,000,000	2,073,876
New Jersey Educational Facilities Authority, Stockton University, Revenue Bonds
Series A, Insured: BAM
5.00%, due 7/1/29	4,025,000	4,172,003
Series A, Insured: BAM
5.00%, due 7/1/30	4,250,000	4,401,455
Series A, Insured: BAM
5.00%, due 7/1/31	3,000,000	3,101,422
New Jersey Health Care Facilities Financing Authority, Hackensack Meridian Health, Inc., Revenue Bonds
Series A
5.00%, due 7/1/38	8,900,000	9,141,666
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds
Series C, Insured: NATL-RE
(zero coupon), due 12/15/27	8,360,000	6,720,668
Series C, Insured: NATL-RE
(zero coupon), due 12/15/30	18,075,000	12,486,235
Series C, Insured: AGM
(zero coupon), due 12/15/34	27,400,000	15,029,642
Series A
5.00%, due 12/15/26	3,750,000	3,893,559
Series AA
5.00%, due 6/15/44	11,955,000	11,507,882
Series BB
5.00%, due 6/15/44	12,155,000	11,700,402
Series AA
5.00%, due 6/15/46	6,515,000	6,252,023
Series AA
5.25%, due 6/15/43	9,155,000	9,167,994
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement, Revenue Bonds
Series A
5.00%, due 6/15/28	$ 4,300,000	$ 4,433,248
Series A
5.00%, due 6/15/29	7,480,000	7,696,908
New Jersey Turnpike Authority, Revenue Bonds
Series E
5.00%, due 1/1/45	2,150,000	2,174,117
Series B
5.25%, due 1/1/52	38,170,000	39,741,371
Newark Housing Authority Scholarship Foundation A New Jersey Non (The), Police Facility, Revenue Bonds
Insured: AGM MUN GOVT GTD
5.00%, due 12/1/38	1,740,000	1,787,108
South Jersey Transportation Authority, Revenue Bonds
Series A, Insured: BAM
5.00%, due 11/1/45	2,000,000	1,997,939
State of New Jersey, COVID-19 General Obligation Emergency Bonds, Unlimited General Obligation
Series A
4.00%, due 6/1/30	20,000,000	20,201,890
4.00%, due 6/1/32	2,845,000	2,827,538
State of New Jersey, Various Purpose, Unlimited General Obligation
5.00%, due 6/1/38	9,770,000	10,165,749
5.00%, due 6/1/41	11,700,000	12,106,409
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
5.00%, due 6/1/31	2,500,000	2,561,833
Series A
5.00%, due 6/1/33	5,700,000	5,796,604
Series A
5.00%, due 6/1/34	1,500,000	1,519,588
Series A
5.00%, due 6/1/36	5,200,000	5,248,495
	Principal Amount	Value

New Jersey (continued)
Township of Edison NJ, Unlimited General Obligation
2.00%, due 3/15/36	$ 4,795,000	$ 3,354,422
		250,159,914
New Mexico 0.0% ‡
New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services, Revenue Bonds
Series A
4.00%, due 8/1/37	3,900,000	3,575,086
New York 17.9%
Battery Park City Authority, Revenue Bonds, Senior Lien
Series A
5.00%, due 11/1/49	8,300,000	8,649,280
City of New York NY, Unlimited General Obligation
Series A, Insured: BAM
3.00%, due 8/1/36	9,420,000	7,710,258
Series A-1
4.00%, due 8/1/37	2,000,000	1,851,494
Series A-1
4.00%, due 8/1/38	6,400,000	5,843,830
Series A-1
4.00%, due 8/1/42	3,000,000	2,633,326
Series A
4.00%, due 8/1/44	8,750,000	7,584,755
Series D-1
4.00%, due 3/1/50	13,610,000	11,559,708
Series A
5.00%, due 8/1/32	6,000,000	6,562,469
Series A-1
5.00%, due 9/1/37	4,500,000	4,773,723
Series C
5.00%, due 8/1/42	2,410,000	2,479,219
Series B-1
5.25%, due 10/1/32	17,850,000	19,047,071
Series E
5.50%, due 8/1/25	5,000,000	5,081,346
City of New York NY, Limited General Obligation
Series F-1
5.00%, due 3/1/43	4,565,000	4,692,626

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
City of Yonkers NY, Unlimited General Obligation
Series D, Insured: AGM State Aid Withholding
4.00%, due 3/15/42	$ 4,500,000	$ 3,921,941
County of Suffolk NY, Public Improvement, Limited General Obligation
Series A, Insured: BAM
4.00%, due 4/1/32	4,280,000	4,295,371
Series B, Insured: AGM
5.00%, due 10/15/28	3,520,000	3,792,013
Hudson Yards Infrastructure Corp., Second Indenture, Revenue Bonds
Series A
4.00%, due 2/15/37	2,175,000	1,996,979
Long Island Power Authority, Electric System, Revenue Bonds
5.00%, due 9/1/37	2,000,000	2,069,705
Series A, Insured: BAM
5.00%, due 9/1/39	9,000,000	9,153,872
Series B
5.00%, due 9/1/45	8,070,000	8,272,672
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series A-1, Insured: AGM
4.00%, due 11/15/42	6,895,000	5,894,632
Series A-1
5.00%, due 11/15/41	2,410,000	2,290,561
Series D-1
5.00%, due 11/15/44	11,050,000	10,327,057
Metropolitan Transportation Authority, Revenue Bonds
Series D
5.00%, due 11/15/26	2,000,000	2,001,054
Series D-1
5.00%, due 11/15/26	2,285,000	2,333,456
Series A-1
5.00%, due 11/15/37	1,300,000	1,260,411
Series C
5.00%, due 11/15/38	6,700,000	6,472,784
Series A-1
5.00%, due 11/15/40	4,390,000	4,189,527
Series C
5.00%, due 11/15/42	9,025,000	8,534,679
	Principal Amount	Value

New York (continued)
Metropolitan Transportation Authority, Revenue Bonds (continued)
Series B
5.00%, due 11/15/43	$ 1,575,000	$ 1,480,247
Series E
5.00%, due 11/15/43	2,500,000	2,349,598
Series C-1
5.25%, due 11/15/29	2,230,000	2,270,343
Series B
5.25%, due 11/15/35	2,370,000	2,374,797
Metropolitan Transportation Authority, Climate Certified Green Bond, Revenue Bonds
Series C, Insured: BAM
5.00%, due 11/15/44	13,245,000	13,351,628
Metropolitan Transportation Authority, Dedicated Tax Fund, Revenue Bonds
Series A
5.00%, due 11/15/46	13,040,000	13,249,061
Series A
5.00%, due 11/15/48	6,060,000	6,146,526
Series A
5.00%, due 11/15/49	5,500,000	5,574,837
New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Revenue Bonds
Series BB-1, Insured: BAM
3.00%, due 6/15/44	19,500,000	14,015,492
Series FF-2
4.00%, due 6/15/41	7,275,000	6,544,721
Series AA-2
4.00%, due 6/15/42	3,915,000	3,485,370
Series AA-2
4.00%, due 6/15/43	6,450,000	5,700,557
Series AA
5.00%, due 6/15/37	4,000,000	4,138,636
Series AA
5.00%, due 6/15/38	3,000,000	3,093,453
Series FF
5.00%, due 6/15/38	4,815,000	5,008,491
Series EE
5.00%, due 6/15/45	4,000,000	4,095,666
Series DD-1
5.00%, due 6/15/48	3,965,000	4,036,697
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Revenue Bonds (continued)
Series GG-1
5.00%, due 6/15/48	$ 4,600,000	$ 4,705,502
Series BB
5.00%, due 6/15/49	7,400,000	7,498,104
Series CC-1
5.00%, due 6/15/51	11,555,000	11,802,131
New York City Transitional Finance Authority, Building Aid, Revenue Bonds
Series S-1, Insured: State Aid Withholding
3.00%, due 7/15/49	10,500,000	7,138,873
Series S-1, Insured: State Aid Withholding
4.00%, due 7/15/35	4,320,000	4,151,376
Series S-1A, Insured: State Aid Withholding
4.00%, due 7/15/36	3,250,000	3,090,808
Series S-1, Insured: State Aid Withholding
4.00%, due 7/15/40	7,000,000	6,336,173
Series S-1, Insured: State Aid Withholding
5.00%, due 7/15/33	5,310,000	5,424,006
Series S-1, Insured: State Aid Withholding
5.00%, due 7/15/36	8,950,000	9,104,323
Series S-1, Insured: State Aid Withholding
5.00%, due 7/15/43	7,630,000	7,738,429
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series A-1
4.00%, due 11/1/37	7,000,000	6,500,906
Series E-1
4.00%, due 2/1/39	6,330,000	5,779,810
Series C-1
4.00%, due 2/1/40	4,500,000	4,075,407
Series C-1
4.00%, due 5/1/40	3,500,000	3,166,894
	Principal Amount	Value

New York (continued)
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds (continued)
Series C-1
4.00%, due 5/1/40	$ 6,035,000	$ 5,460,631
Series C-1
4.00%, due 11/1/40	8,500,000	7,676,384
Series C-1
4.00%, due 11/1/42	8,670,000	7,677,555
Series C-3
4.00%, due 5/1/44	12,000,000	10,484,628
Series C-1
4.00%, due 5/1/45	19,500,000	16,865,952
Series E-1
4.00%, due 2/1/46	16,985,000	14,620,229
Series F-1
5.00%, due 5/1/32	3,500,000	3,660,462
Series A-1
5.00%, due 5/1/33	8,975,000	9,258,924
Series A-2
5.00%, due 8/1/33	4,000,000	4,174,798
Series A-2
5.00%, due 8/1/34	6,895,000	7,169,817
Series A-1
5.00%, due 8/1/40	10,300,000	10,525,765
Series E-1
5.00%, due 2/1/43	3,750,000	3,801,030
Series C-1
5.00%, due 2/1/51	10,000,000	10,158,655
Series A-1
5.25%, due 8/1/40	7,500,000	7,938,922
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds, Sub. Lien
Series B, Insured: BAM
(zero coupon), due 11/15/36	5,050,000	2,479,964
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Revenue Bonds
2.45%, due 9/15/69	11,625,000	9,742,424
New York Liberty Development Corp., 1 World Trade Center, Revenue Bonds
Insured: BAM
3.00%, due 2/15/42	3,800,000	2,780,744
4.00%, due 2/15/43	10,000,000	8,450,955

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series A
3.00%, due 3/15/39	$ 18,500,000	$ 13,964,792
Series E
3.00%, due 3/15/41	2,250,000	1,651,518
Series A
4.00%, due 3/15/36	2,500,000	2,365,057
Series D
4.00%, due 2/15/37	5,500,000	5,137,027
Series A
4.00%, due 3/15/37	4,250,000	3,968,416
Series A
4.00%, due 3/15/37	3,450,000	3,221,420
Series D
4.00%, due 2/15/39	5,000,000	4,570,034
Series A
4.00%, due 3/15/39	18,200,000	16,629,833
Series A
4.00%, due 3/15/41	3,430,000	3,065,409
Series E
4.00%, due 3/15/42	9,000,000	7,957,891
Series A
4.00%, due 3/15/43	7,000,000	6,151,273
Series E
4.00%, due 3/15/45	2,800,000	2,433,039
Series E
5.00%, due 3/15/34	3,690,000	3,807,058
Series E
5.00%, due 2/15/35	3,155,000	3,345,992
Series A
5.00%, due 3/15/36	9,000,000	9,458,523
Series A
5.00%, due 3/15/41	4,000,000	4,156,706
New York State Dormitory Authority, School Districts Financing Program, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/34	5,000	5,424
Series A, Insured: BAM
5.00%, due 10/1/36	4,000,000	4,205,880
New York State Dormitory Authority, University Facilities, Revenue Bonds
Series A
5.00%, due 7/1/36	1,000,000	1,039,494
	Principal Amount	Value

New York (continued)
New York State Dormitory Authority, University Facilities, Revenue Bonds (continued)
Series A
5.00%, due 7/1/38	$ 1,000,000	$ 1,034,406
New York State Dormitory Authority, Sales Tax, Revenue Bonds
Series A
5.00%, due 3/15/40	21,130,000	21,728,607
Series C
5.00%, due 3/15/40	13,350,000	13,728,201
Series E
5.00%, due 3/15/40	4,250,000	4,380,264
Series C
5.00%, due 3/15/41	30,070,000	30,890,192
Series A
5.00%, due 3/15/43	6,600,000	6,755,064
New York State Dormitory Authority, Sales tax, Revenue Bonds
Series C
5.00%, due 3/15/41	7,280,000	7,453,684
New York State Environmental Facilities Corp., Clean Water & Drinking Water, Revenue Bonds
Series B
3.00%, due 6/15/38	8,400,000	6,681,869
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds
Series B, Insured: BAM
4.00%, due 1/1/39	14,930,000	13,400,757
Series B
4.00%, due 1/1/41	4,000,000	3,531,587
Series B, Insured: AGM
4.00%, due 1/1/50	4,990,000	4,063,102
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds, Junior Lien
Series B, Insured: BAM
4.00%, due 1/1/45	4,900,000	4,118,067
Series A
5.00%, due 1/1/46	4,500,000	4,480,617
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York State Thruway Authority, State Personal Income Tax, Revenue Bonds
Series C
4.125%, due 3/15/57	$ 8,225,000	$ 6,833,610
Series A
5.00%, due 3/15/34	16,950,000	18,411,507
New York State Thruway Authority, Revenue Bonds
Series N
5.00%, due 1/1/34	9,780,000	10,305,863
Series N
5.00%, due 1/1/36	14,660,000	15,261,311
Series N
5.00%, due 1/1/38	4,415,000	4,557,090
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds
Series C
3.00%, due 3/15/40	17,335,000	13,237,852
Series A
3.00%, due 3/15/50	11,460,000	7,854,000
Series A
4.00%, due 3/15/38	2,005,000	1,850,646
Series E
4.00%, due 3/15/46	2,770,000	2,379,890
Series A
5.00%, due 3/15/42	16,000,000	16,547,509
New York State Urban Development Corp., Sales Tax, Revenue Bonds
Series A
3.00%, due 3/15/41	9,000,000	6,646,388
Series A
3.00%, due 3/15/42	9,000,000	6,554,594
Series A
4.00%, due 3/15/37	15,000,000	14,096,313
Series A
4.00%, due 3/15/42	9,180,000	8,201,560
Series A
5.00%, due 3/15/36	5,610,000	5,857,208
New York State Urban Development Corp., State Personal Income Tax, Revenue Bonds
Series A
5.00%, due 3/15/30	11,050,000	11,504,565
Series A
5.00%, due 3/15/43	9,285,000	9,458,623
	Principal Amount	Value

New York (continued)
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds (b)
Series A, Insured: AGM-CR
4.00%, due 7/1/31	$ 9,875,000	$ 9,328,400
Series A, Insured: AGM
4.00%, due 7/1/35	11,330,000	10,164,575
Series A, Insured: AGM
4.00%, due 7/1/37	12,520,000	11,007,141
New York Transportation Development Corp., Terminal 4 JFK International Airport Project, Revenue Bonds (b)
5.00%, due 12/1/27	4,500,000	4,542,286
5.00%, due 12/1/28	4,500,000	4,521,331
5.00%, due 12/1/29	8,300,000	8,266,235
5.00%, due 12/1/30	1,700,000	1,690,434
Onondaga County Trust for Cultural Resources, Syracuse University Project, Revenue Bonds
5.00%, due 12/1/43	13,810,000	14,333,250
5.00%, due 12/1/45	5,940,000	6,148,176
Port Authority of New York & New Jersey, Revenue Bonds
Series 223
4.00%, due 7/15/35 (b)	3,670,000	3,333,720
Series 222, Insured: BAM
4.00%, due 7/15/39	5,000,000	4,568,196
Series 223
4.00%, due 7/15/39 (b)	2,090,000	1,826,400
Series 221
4.00%, due 7/15/40 (b)	3,000,000	2,604,742
Series 218
4.00%, due 11/1/41 (b)	10,815,000	9,313,122
Series 223
4.00%, due 7/15/46 (b)	4,425,000	3,645,072
Series 218
5.00%, due 11/1/44 (b)	3,000,000	2,805,589
Series 234
5.25%, due 8/1/47 (b)	9,000,000	9,173,279
Series 231
5.50%, due 8/1/39 (b)	8,000,000	8,524,531
Series 231
5.50%, due 8/1/47 (b)	19,000,000	19,878,043

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Rensselaer City School District, Certificate of Participation
Insured: AGM State Aid Withholding
5.00%, due 6/1/30	$ 1,880,000	$ 1,956,547
Insured: AGM State Aid Withholding
5.00%, due 6/1/32	2,000,000	2,079,394
State of New York, Unlimited General Obligation
Series A
3.00%, due 3/15/34	2,500,000	2,154,158
Suffolk County Water Authority, Waterworks, Revenue Bonds
Series A
3.75%, due 6/1/36	16,270,000	14,770,674
Triborough Bridge & Tunnel Authority, Payroll Mobility Tax, Revenue Bonds, Senior Lien
Series C-3
3.00%, due 5/15/51	5,000,000	3,291,109
Series D-2
5.25%, due 5/15/47	24,000,000	25,189,114
Series D-2
5.50%, due 5/15/52	22,710,000	24,198,463
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series C
4.00%, due 11/15/41	10,750,000	9,323,729
Series B
5.00%, due 11/15/35	7,660,000	7,890,285
Series B
5.00%, due 11/15/37	3,100,000	3,167,201
Series A
5.00%, due 11/15/41	5,000,000	5,105,055
Series A
5.00%, due 11/15/42	5,255,000	5,382,902
Series A
5.00%, due 11/15/46	10,195,000	10,277,525
Series A
5.00%, due 11/15/46	2,500,000	2,544,329
Triborough Bridge & Tunnel Authority, Sales Tax, Revenue Bonds
Series A
5.25%, due 5/15/52	21,750,000	22,708,464
	Principal Amount	Value

New York (continued)
TSASC, Inc., Tobacco Settlement Bonds, Revenue Bonds
Series A
5.00%, due 6/1/34	$ 6,190,000	$ 6,254,855
Series A
5.00%, due 6/1/35	2,615,000	2,638,218
Utility Debt Securitization Authority, Revenue Bonds
Series E-1
5.00%, due 12/15/39	10,000,000	10,769,335
		1,165,948,131
North Dakota 0.1%
City of Grand Forks ND, Altru Health System Obligated Group, Revenue Bonds
Insured: AGM
3.00%, due 12/1/46	7,710,000	5,343,984
State Board of Higher Education of the State of North Dakota, University of North Dakota Housing & Auxiliary Facilities, Revenue Bonds
Series A, Insured: AGM
4.00%, due 4/1/44	3,250,000	2,881,371
		8,225,355
Ohio 1.0%
American Municipal Power, Inc., Prairie State Energy Campus Project, Revenue Bonds
Series A, Insured: BAM
4.00%, due 2/15/34	24,435,000	23,196,568
Series A, Insured: BAM
5.00%, due 2/15/33	3,700,000	3,946,673
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Senior Lien
Series A-2, Class 1
5.00%, due 6/1/36	3,000,000	3,057,813
Clermont County Port Authority, West Clermont Local School District Project, Revenue Bonds
Insured: BAM
5.00%, due 12/1/32	2,200,000	2,279,624
Insured: BAM
5.00%, due 12/1/33	1,335,000	1,382,531
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio (continued)
Cleveland-Cuyahoga County Port Authority, Annual Appropriation Bonds, Revenue Bonds
6.00%, due 11/15/25	$ 1,630,000	$ 1,633,468
County of Franklin OH, Nationwide Children's Hospital, Inc., Revenue Bonds
Series C
4.00%, due 11/1/40	3,000,000	2,693,425
Ohio Higher Educational Facility Commission, Ashtabula County Medical Center Obligated Group, Revenue Bonds
5.00%, due 1/1/23	200,000	200,223
5.00%, due 1/1/30	210,000	214,780
5.00%, due 1/1/34	360,000	363,018
5.25%, due 1/1/36	495,000	503,717
5.25%, due 1/1/52	2,500,000	2,425,730
Ohio Housing Finance Agency, Residential Mortgage, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
4.50%, due 9/1/48	2,955,000	2,942,634
Ohio Water Development Authority Water Pollution Control Loan Fund, Green Bond, Revenue Bonds
Series A
4.00%, due 12/1/46	3,270,000	2,889,468
State of Ohio, Cleveland Clinic Health System Obligated Group, Revenue Bonds
4.00%, due 1/1/46	5,530,000	4,809,724
University of Cincinnati, Revenue Bonds
Series A
5.00%, due 6/1/45	11,675,000	11,982,989
Series C
5.00%, due 6/1/46	2,500,000	2,543,079
West Carrollton City School District, Unlimited General Obligation
Series A, Insured: SD CRED PROG
4.00%, due 12/1/56	1,200,000	992,327
		68,057,791
	Principal Amount	Value

Oklahoma 0.4%
Garfield County Educational Facilities Authority, Enid Public Schools Project, Revenue Bonds
Series A
5.00%, due 9/1/28	$ 4,250,000	$ 4,453,630
Series A
5.00%, due 9/1/29	3,870,000	4,045,560
Lincoln County Educational Facilities Authority, Stroud Public Schools Project, Revenue Bonds
5.00%, due 9/1/28	2,700,000	2,797,097
5.00%, due 9/1/29	2,120,000	2,188,629
Oklahoma Housing Finance Agency, Revenue Bonds
Series A
4.75%, due 9/1/48	1,920,000	1,923,352
Oklahoma Turnpike Authority, Revenue Bonds, Second Series
Series C
4.00%, due 1/1/42	4,500,000	4,222,604
Weatherford Industrial Trust, Custer County Independent School District No. 26 Weatherford, Revenue Bonds
5.00%, due 3/1/31	1,820,000	1,956,268
5.00%, due 3/1/33	2,000,000	2,134,939
		23,722,079
Oregon 0.2%
Port of Portland, Airport, Revenue Bonds
Series A
5.00%, due 7/1/37 (b)	9,350,000	9,285,736
State of Oregon Housing & Community Services Department, Single Family Mortgage Program, Revenue Bonds
Series C
4.50%, due 7/1/49	5,005,000	4,989,786
		14,275,522
Pennsylvania 1.9%
City of Philadelphia PA, Unlimited General Obligation
Series A
5.00%, due 5/1/32	4,000,000	4,218,164

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
City of Philadelphia PA, Water & Wastewater, Revenue Bonds
Series C
5.50%, due 6/1/52	$ 12,000,000	$ 12,568,973
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds
Insured: AGM
4.00%, due 6/1/39	5,250,000	4,787,648
Insured: BAM
5.00%, due 6/1/31	8,950,000	9,338,227
Commonwealth Financing Authority, Revenue Bonds
Series B-1, Insured: AGM
5.00%, due 6/1/25	2,500,000	2,591,955
Commonwealth of Pennsylvania, Unlimited General Obligation, First Series
4.00%, due 4/1/32	9,000,000	9,002,227
Pennsylvania Economic Development Financing Authority, UPMC Obligated Group, Revenue Bonds
Series A
4.00%, due 11/15/36	4,465,000	4,013,016
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System, Revenue Bonds
Series B
4.00%, due 8/15/42	5,875,000	5,235,468
4.00%, due 8/15/49	21,140,000	17,905,777
5.00%, due 8/15/49	4,750,000	4,753,097
Pennsylvania State University (The), Revenue Bonds
Series A
5.00%, due 9/1/48	5,000,000	5,113,306
Pennsylvania Turnpike Commission, Revenue Bonds
Series A, Insured: BAM
5.00%, due 12/1/44	8,975,000	9,069,505
Pittsburgh Water & Sewer Authority, Revenue Bonds, First Lien
Series A, Insured: AGM
5.00%, due 9/1/44	3,780,000	3,896,129
	Principal Amount	Value

Pennsylvania (continued)
State Public School Building Authority, Philadelphia Community College, Revenue Bonds
Series A, Insured: BAM
5.00%, due 6/15/28	$ 4,755,000	$ 4,886,655
State Public School Building Authority, School District of Philadelphia (The), Revenue Bonds
Series A, Insured: AGM State Aid Withholding
5.00%, due 6/1/31	26,975,000	27,845,772
		125,225,919
Puerto Rico 0.5%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien
Series A, Insured: AGC-ICC
6.125%, due 7/1/24	290,000	296,489
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD, Insured: AGM
3.625%, due 7/1/23	3,115,000	3,099,238
Series UU, Insured: AGC
4.25%, due 7/1/27	2,345,000	2,301,418
Series NN, Insured: NATL-RE
4.75%, due 7/1/33	1,140,000	1,069,873
Series PP, Insured: NATL-RE
5.00%, due 7/1/23	855,000	854,279
Series SS, Insured: NATL-RE
5.00%, due 7/1/23	825,000	824,304
Series UU, Insured: AGM
5.00%, due 7/1/23	2,040,000	2,069,860
Series PP, Insured: NATL-RE
5.00%, due 7/1/24	2,665,000	2,659,775
Series UU, Insured: AGM
5.00%, due 7/1/24	4,165,000	4,225,965
Series TT, Insured: AGM-CR
5.00%, due 7/1/27	500,000	509,348
Series SS, Insured: AGM
5.00%, due 7/1/30	550,000	560,282
Series VV, Insured: NATL-RE
5.25%, due 7/1/26	1,575,000	1,569,753
Series VV, Insured: NATL-RE
5.25%, due 7/1/29	1,470,000	1,458,844
Series VV, Insured: NATL-RE
5.25%, due 7/1/32	1,225,000	1,202,812
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series VV, Insured: NATL-RE
5.25%, due 7/1/34	$ 550,000	$ 535,926
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series D, Insured: AGM
5.00%, due 7/1/27	2,240,000	2,255,628
Series J, Insured: NATL-RE
5.00%, due 7/1/29	650,000	643,323
Series L, Insured: NATL-RE
5.25%, due 7/1/24	2,195,000	2,195,990
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM
5.00%, due 8/1/27	290,000	294,131
Series A, Insured: AGM
5.00%, due 8/1/30	1,440,000	1,460,513
Series C, Insured: AGC
5.25%, due 8/1/23	340,000	344,961
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Insured: BHAC-CR
(zero coupon), due 8/1/54	98,098	24,383
		30,457,095
Rhode Island 0.2%
Providence Public Building Authority, Various Capital Projects, Revenue Bonds
Series A, Insured: AGM
5.875%, due 6/15/26	1,285,000	1,287,723
Rhode Island Health and Educational Building Corp., Lifespan Obligated Group, Revenue Bonds
5.00%, due 5/15/26	4,500,000	4,566,557
Rhode Island Health and Educational Building Corp., Public Schools Financing Program, Revenue Bonds
Series B
5.00%, due 5/15/33	1,045,000	1,121,043
Series B
5.00%, due 5/15/34	1,095,000	1,172,077
Series B
5.00%, due 5/15/35	1,150,000	1,225,143
	Principal Amount	Value

Rhode Island (continued)
Rhode Island Health and Educational Building Corp., Public Schools Financing Program, Revenue Bonds (continued)
Series B
5.00%, due 5/15/36	$ 1,205,000	$ 1,278,867
Series B
5.00%, due 5/15/37	1,265,000	1,336,637
		11,988,047
South Carolina 1.4%
Patriots Energy Group Financing Agency, Gas Supply, Revenue Bonds
Series A
4.00%, due 10/1/48 (a)	3,605,000	3,588,853
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds
Series B
4.00%, due 12/1/29	4,417,000	4,281,077
Series A, Insured: BAM
4.00%, due 12/1/52	24,360,000	20,111,329
Series B, Insured: BAM
4.00%, due 12/1/55	4,488,000	3,683,452
Series A
5.00%, due 12/1/31	2,500,000	2,598,238
Series A
5.00%, due 12/1/36	13,500,000	13,650,297
Series B
5.00%, due 12/1/51	2,000,000	1,921,550
South Carolina Public Service Authority, Revenue Bonds
Series A, Insured: BAM
4.00%, due 12/1/40	5,750,000	5,093,812
Series A
5.00%, due 12/1/32	9,000,000	9,134,195
Series B
5.00%, due 12/1/56	1,500,000	1,428,378
South Carolina Transportation Infrastructure Bank, Revenue Bonds
Series A
5.00%, due 10/1/36	13,450,000	13,924,336

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
South Carolina (continued)
Sumter Two School Facilities, Inc., Sumter School District Project, Revenue Bonds
Series C, Insured: BAM
5.00%, due 12/1/27	$ 1,100,000	$ 1,145,846
University of South Carolina, Campus Village Project, Revenue Bonds
Series A
4.00%, due 5/1/51	9,300,000	7,954,863
		88,516,226
South Dakota 0.1%
South Dakota Conservancy District, State Revolving Fund Program, Revenue Bonds
5.00%, due 8/1/37	1,750,000	1,854,042
5.00%, due 8/1/38	2,500,000	2,642,984
		4,497,026
Tennessee 0.4%
Metropolitan Government of Nashville & Davidson County, Unlimited General Obligation
Series A
4.00%, due 1/1/40	4,750,000	4,355,668
Metropolitan Nashville Airport Authority (The), Revenue Bonds (b)
Series B
5.00%, due 7/1/44	10,975,000	10,536,615
Series B
5.00%, due 7/1/54	5,000,000	4,716,501
Tennessee Energy Acquisition Corp., Revenue Bonds
4.00%, due 11/1/49 (a)	1,250,000	1,215,357
Tennessee Housing Development Agency, Revenue Bonds
4.50%, due 7/1/49	4,240,000	4,222,311
		25,046,452
Texas 7.0%
Argyle Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 8/15/47	10,000,000	10,474,710
	Principal Amount	Value

Texas (continued)
Bexar County Hospital District, Certificates of Obligation, Limited General Obligation
4.00%, due 2/15/37	$ 3,700,000	$ 3,436,986
Celina Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/52	14,365,000	14,922,815
Central Texas Turnpike System, Revenue Bonds, First Tier
Series A, Insured: AMBAC
(zero coupon), due 8/15/28	7,500,000	5,916,018
Series A
5.00%, due 8/15/39	3,320,000	3,422,394
Central Texas Turnpike System, Revenue Bonds
Series C
5.00%, due 8/15/34	4,250,000	4,288,618
Series C
5.00%, due 8/15/42	2,135,000	2,142,261
City of Arlington TX, Special Tax, Senior Lien
Series A, Insured: AGM
5.00%, due 2/15/48	8,000,000	8,073,935
City of Austin TX, Airport System, Revenue Bonds
5.00%, due 11/15/44	11,865,000	11,387,335
Series B
5.00%, due 11/15/48 (b)	12,000,000	11,432,009
5.00%, due 11/15/52	11,500,000	10,927,645
5.25%, due 11/15/47	13,500,000	13,338,466
City of Celina TX, Limited General Obligation
5.00%, due 9/1/47	8,000,000	8,252,190
City of Dallas TX, Hotel Occupancy Tax, Revenue Bonds
4.00%, due 8/15/36	1,150,000	1,032,417
City of El Paso TX, Limited General Obligation
Insured: BAM
4.00%, due 8/15/42	17,040,000	15,301,215
City of Georgetown TX, Utility System, Revenue Bonds
Insured: AGM
5.25%, due 8/15/52	5,000,000	5,197,872
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
City of Houston TX, Public Improvement, Limited General Obligation
Series A
5.00%, due 3/1/28	$ 3,695,000	$ 3,909,131
City of Houston TX, Hotel Occupancy Tax & Special Tax, Revenue Bonds
5.00%, due 9/1/31	2,450,000	2,476,350
5.00%, due 9/1/34	1,550,000	1,560,432
City of Lubbock TX, Revenue Bonds
Insured: AGM-CR
4.00%, due 4/15/51	6,590,000	5,552,602
City of New Braunfels TX, Utility System, Revenue Bonds
5.00%, due 7/1/53	3,000,000	3,079,839
City of San Antonio TX, Electric & Gas Systems, Revenue Bonds
4.00%, due 2/1/28	3,000,000	3,052,107
Collin County Community College District, Limited General Obligation
3.50%, due 8/15/37	4,500,000	3,821,563
Dallas Area Rapid Transit, Revenue Bonds, Senior Lien
Series B
4.00%, due 12/1/36	4,000,000	3,864,765
Series A
5.00%, due 12/1/45	6,320,000	6,571,224
Dallas Fort Worth International Airport, Revenue Bonds
Series B, Insured: BAM
4.00%, due 11/1/35	21,040,000	19,712,210
Fort Bend Grand Parkway Toll Road Authority, Revenue Bonds, Sub. Lien
3.00%, due 3/1/46	6,500,000	4,567,718
Fredericksburg Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/47	8,195,000	8,561,524
Grand Parkway Transportation Corp., Revenue Bonds, First Tier
Series C, Insured: AGM-CR
4.00%, due 10/1/49	22,865,000	19,397,031
	Principal Amount	Value

Texas (continued)
Harris County Cultural Education Facilities Finance Corp., Texas Children's Hospital, Revenue Bonds
Series A
3.00%, due 10/1/51	$ 12,005,000	$ 7,736,106
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System, Revenue Bonds
Series A
5.00%, due 7/1/38	3,780,000	3,810,050
Love Field Airport Modernization Corp., Revenue Bonds
Insured: AGM
4.00%, due 11/1/38 (b)	6,000,000	5,236,883
Lower Colorado River Authority, LCRA Transmission Services Corp., Revenue Bonds
Insured: AGM-CR
5.00%, due 5/15/51	6,570,000	6,633,659
North Texas Municipal Water District, Sabine Creek Regional Wastewater System, Revenue Bonds
Insured: AGM
4.375%, due 6/1/52	7,500,000	6,751,912
North Texas Tollway Authority, Revenue Bonds, First Tier
Series A
3.00%, due 1/1/38	11,100,000	8,793,159
Series A
4.125%, due 1/1/39	2,500,000	2,319,243
Series A
4.125%, due 1/1/40	5,000,000	4,635,343
Series A
5.25%, due 1/1/38	7,000,000	7,493,915
North Texas Tollway Authority, Revenue Bonds, Second Tier
Series B
3.00%, due 1/1/51	12,260,000	8,065,037
North Texas Tollway Authority, Revenue Bonds
Series A
5.00%, due 1/1/34	1,400,000	1,426,209
Series A
5.00%, due 1/1/35	2,700,000	2,739,718

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
North Texas Tollway Authority, Revenue Bonds (continued)
Series A, Insured: BAM
5.00%, due 1/1/38	$ 8,575,000	$ 8,653,308
Series B
5.00%, due 1/1/45	5,500,000	5,556,040
Prosper Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/48	5,000,000	5,161,597
San Antonio Water System, Revenue Bonds, Junior Lien
Series B
5.25%, due 5/15/52	45,000,000	47,470,972
Southwest Higher Education Authority, Inc., Southern Methodist University Project, Revenue Bonds
Series A
4.00%, due 10/1/42	3,500,000	3,093,610
State of Texas, Unlimited General Obligation
Series A
3.30%, due 10/1/29	11,500,000	11,208,488
Series B
5.00%, due 8/1/39	2,000,000	2,051,502
Series B
5.00%, due 8/1/41	5,000,000	5,113,069
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds
Series A
5.00%, due 11/15/24	1,305,000	1,324,463
Series A
5.00%, due 11/15/25	1,370,000	1,399,609
Series A
5.00%, due 11/15/26	1,190,000	1,222,736
Series B
5.00%, due 11/15/46	3,090,000	3,013,474
Tarrant Regional Water District Water Supply System, Revenue Bonds
5.00%, due 3/1/48	5,000,000	5,172,338
	Principal Amount	Value

Texas (continued)
Texas Department of Housing & Community Affairs, Residential Mortgage, Revenue Bonds
Series A, Insured: GNMA / FNMA
4.75%, due 1/1/49	$ 15,000	$ 15,025
Texas Municipal Gas Acquisition & Supply Corp. III, Gas Supply, Revenue Bonds
5.00%, due 12/15/26	3,450,000	3,502,110
5.00%, due 12/15/27	8,930,000	9,066,681
5.00%, due 12/15/29	3,250,000	3,292,513
5.00%, due 12/15/30	1,085,000	1,096,624
5.00%, due 12/15/31	7,975,000	8,022,037
5.00%, due 12/15/32	2,500,000	2,502,671
Texas Municipal Power Agency, Revenue Bonds
Insured: AGM
3.00%, due 9/1/39	1,200,000	902,465
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure Group LLC, Revenue Bonds, Senior Lien
Series A
4.00%, due 6/30/35	2,300,000	2,053,542
Texas Public Finance Authority, Financing System-Texas Southern University, Revenue Bonds
Insured: BAM
4.00%, due 5/1/31	1,000,000	984,760
Insured: BAM
4.00%, due 5/1/32	1,295,000	1,267,023
Texas State Technical College, Revenue Bonds
Series A, Insured: AGM
5.50%, due 8/1/42 (c)	4,000,000	4,188,178
Texas State University System, Revenue Bonds
Series A
4.00%, due 3/15/35	1,800,000	1,753,935
Texas Water Development Board, State Revolving Fund, Revenue Bonds
5.00%, due 8/1/41	17,340,000	18,335,807
Texas Water Development Board, State Water Implementation Fund, Revenue Bonds
Series A
5.00%, due 10/15/45	3,000,000	3,069,123
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Town of Prosper TX, Certificates Of Obligation, Limited General Obligation
4.00%, due 2/15/31	$ 1,235,000	$ 1,259,702
Van Alstyne Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/47	11,000,000	11,531,104
		454,599,122
U.S. Virgin Islands 1.1%
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/30	12,555,000	12,710,771
Series A
5.00%, due 10/1/32	12,555,000	12,649,181
Series A
5.00%, due 10/1/39	37,670,000	37,144,101
Virgin Islands Public Finance Authority, Revenue Bonds
5.00%, due 9/1/30 (d)	5,000,000	5,159,100
Series C, Insured: AGM-CR
5.00%, due 10/1/39	5,120,000	5,182,678
		72,845,831
Utah 3.2%
City of Salt Lake City UT, Airport, Revenue Bonds (b)
Series A, Insured: BAM
4.00%, due 7/1/41	7,500,000	6,382,608
Series A, Insured: AGM-CR
4.00%, due 7/1/51	30,000,000	24,002,940
Series A
5.00%, due 7/1/32	4,000,000	4,067,679
Series A
5.00%, due 7/1/42	11,840,000	11,500,378
Series A, Insured: BAM
5.00%, due 7/1/43	20,305,000	19,940,720
Series A
5.00%, due 7/1/46	5,000,000	4,778,455
Series A
5.00%, due 7/1/47	10,000,000	9,540,069
Series A
5.25%, due 7/1/48	4,960,000	4,898,729
	Principal Amount	Value

Utah (continued)
City of Salt Lake City UT, Public Utilities, Revenue Bonds
5.00%, due 2/1/52	$ 13,375,000	$ 13,984,503
County of Utah UT, IHC Health Services, Inc., Revenue Bonds
Series A
5.00%, due 5/15/45	3,000,000	3,025,178
Series B
5.00%, due 5/15/46	7,590,000	7,699,969
Intermountain Power Agency, Revenue Bonds
Series A
4.00%, due 7/1/36	10,000,000	9,572,855
Series A
5.00%, due 7/1/32	3,500,000	3,856,699
Series A
5.00%, due 7/1/33	6,250,000	6,855,301
Series A
5.00%, due 7/1/43	2,000,000	2,101,526
Series A
5.00%, due 7/1/45	20,845,000	21,816,869
Park City School District, Unlimited General Obligation
Insured: School Bond Guaranty
5.00%, due 2/1/33	3,300,000	3,651,035
State of Utah, Unlimited General Obligation
3.00%, due 7/1/33	5,750,000	5,158,611
Utah Charter School Finance Authority, Syracuse Arts Academy Project, Revenue Bonds
Series A, Insured: BAM UT CSCE
3.00%, due 4/15/42	1,000,000	705,780
Utah Charter School Finance Authority, Spectrum Academy Project, Revenue Bonds
Insured: UT CSCE
4.00%, due 4/15/45	2,000,000	1,643,912
Utah Housing Corp., Mortgage-Backed, Revenue Bonds
Series H, Insured: GNMA
4.50%, due 10/21/48	642,103	638,917
Series J, Insured: GNMA
4.50%, due 12/21/48	579,869	577,065
Series A, Insured: GNMA
4.50%, due 1/21/49	1,781,312	1,772,701

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utah (continued)
Utah Housing Corp., Mortgage-Backed, Revenue Bonds (continued)
Series B, Insured: GNMA
4.50%, due 2/21/49	$ 1,234,592	$ 1,228,466
Insured: GNMA
5.00%, due 7/21/52	15,011,533	15,017,407
Series G-2, Insured: GNMA
5.00%, due 8/21/52	22,450,838	22,469,740
Utah Infrastructure Agency, Revenue Bonds
5.00%, due 10/15/38	1,990,000	2,069,953
5.00%, due 10/15/41	2,175,000	2,251,553
		211,209,618
Vermont 0.1%
University of Vermont and State Agricultural College, Revenue Bonds
4.125%, due 10/1/45	5,050,000	4,425,385
Virginia 0.4%
Arlington County Industrial Development Authority, Virginia Hospital Center, Revenue Bonds
3.75%, due 7/1/50	4,000,000	3,172,542
4.00%, due 7/1/45	5,000,000	4,254,326
Fairfax County Industrial Development Authority, Inova Health System Project, Revenue Bonds
3.50%, due 5/15/39	5,450,000	4,635,033
Hampton Roads Transportation Accountability Commission, Revenue Bonds
Series A
4.00%, due 7/1/52	10,000,000	8,575,987
Hampton Roads Transportation Accountability Commission, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/45	5,000,000	5,240,291
		25,878,179
	Principal Amount	Value

Washington 1.5%
City of Seattle WA, Municipal Light & Power, Revenue Bonds
5.00%, due 7/1/52	$ 7,790,000	$ 8,145,459
Energy Northwest, Bonneville Power Administration, Revenue Bonds
Series C
5.00%, due 7/1/28	12,000,000	12,313,163
Series A
5.00%, due 7/1/35	4,500,000	4,821,035
Series A
5.00%, due 7/1/36	6,500,000	6,994,468
Port of Seattle, Intermediate Lien, Revenue Bonds (b)
Series C
5.00%, due 5/1/37	4,000,000	4,050,009
Series C
5.00%, due 8/1/38	9,465,000	9,383,819
State of Washington, Various Purpose, Unlimited General Obligation
Series R-C
4.00%, due 8/1/36	3,500,000	3,394,196
Series C
5.00%, due 2/1/29	6,200,000	6,760,676
Series A-1
5.00%, due 8/1/35	5,000,000	5,435,707
Series A
5.00%, due 8/1/44	6,000,000	6,252,973
Series A
5.00%, due 8/1/44	7,500,000	7,882,219
Series A
5.00%, due 8/1/47	12,055,000	12,586,519
State of Washington, Unlimited General Obligation
Series B
5.00%, due 2/1/29	5,000,000	5,452,158
University of Washington, Revenue Bonds
Series A
4.00%, due 4/1/39	2,095,000	1,952,452
Washington Higher Education Facilities Authority, Seattle Pacific University Project, Revenue Bonds
Series A
5.00%, due 10/1/45	1,375,000	1,289,804
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Washington (continued)
Washington State Housing Finance Commission, Single Family Program, Revenue Bonds
Series 1N
4.00%, due 6/1/49	$ 200,000	$ 196,924
		96,911,581
Wisconsin 0.2%
State of Wisconsin, Unlimited General Obligation
Series B
5.00%, due 5/1/31	5,470,000	5,957,991
Wisconsin Center District, Junior Dedicated, Revenue Bonds, Junior Lien
Series A
5.00%, due 12/15/31	3,165,000	3,171,704
Series A
5.00%, due 12/15/32	2,600,000	2,605,508
		11,735,203
Total Long-Term Municipal Bonds (Cost $6,524,644,380)		6,095,102,932
Short-Term Municipal Notes 4.1%
Alabama 0.7%
Black Belt Energy Gas District, Gas Project No.7, Revenue Bonds
Series C-2
2.59%, due 10/1/52 (e)	46,200,000	43,191,673
California 0.3%
Metropolitan Water District of Southern California, Waterworks, Revenue Bonds
Series C
2.51%, due 7/1/47 (e)	13,550,000	13,485,605
Modesto Irrigation District, Domestic Water Project, Revenue Bonds
Series F, Insured: NATL-RE
2.645%, due 9/1/27 (e)	7,500,000	7,430,432
		20,916,037
	Principal Amount	Value

Georgia 1.0%
Development Authority of Appling County, Oglethorpe Power Corp. Project, Revenue Bonds
Series A
1.50%, due 1/1/38 (e)	$ 2,500,000	$ 2,309,648
Development Authority of Burke County (The), Oglethorpe Power Corp. Project, Revenue Bonds
Series A
1.50%, due 1/1/40 (e)	6,615,000	6,111,327
Development Authority of Burke County (The), Georgia Power Co. Vogtle Project, Revenue Bonds, First Series (e)
1.79%, due 7/1/49	6,200,000	6,200,000
1.85%, due 11/1/48	41,435,000	41,435,000
1.89%, due 11/1/52	4,700,000	4,700,000
Development Authority of Monroe County (The), Oglethorpe Power Corp. Scherer Project, Revenue Bonds
Series A
1.50%, due 1/1/39 (e)	3,500,000	3,233,506
		63,989,481
Kentucky 0.3%
Kentucky Public Energy Authority, Gas Supply, Revenue Bonds
Series A-2
3.244%, due 8/1/52 (e)	19,660,000	17,714,297
New Jersey 0.4%
New Jersey Turnpike Authority, Revenue Bonds
Series D-1
2.90%, due 1/1/24 (e)	23,250,000	23,220,884
New York 0.8%
Metropolitan Transportation Authority, Revenue Bonds (e)
Series E-1
1.60%, due 11/15/50	10,000,000	10,000,000
Series D-2B, Insured: AGM
2.594%, due 11/1/32	25,350,000	24,787,225

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Short-Term Municipal Notes (continued)
New York (continued)
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series G-6
1.60%, due 5/1/34 (e)	$ 15,475,000	$ 15,475,000
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series B-4A
2.417%, due 1/1/32 (e)	2,720,000	2,672,160
		52,934,385
Ohio 0.1%
Ohio Higher Educational Facility Commission, Cleveland Clinic Health System Obligated Group, Revenue Bonds
Series B-4
1.60%, due 1/1/43 (e)	9,000,000	9,000,000
Texas 0.5%
Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds
Series C
2.863%, due 9/15/27 (e)	34,230,000	32,869,679
Total Short-Term Municipal Notes (Cost $272,032,315)		263,836,436
Total Municipal Bonds (Cost $6,796,676,695)		6,358,939,368

	Shares	Value
Short-Term Investment 1.7%
Unaffiliated Investment Company 1.7%
BlackRock Liquidity Funds MuniCash, 1.826% (f)	112,235,489	$ 112,224,266
Total Short-Term Investment (Cost $112,224,266)		112,224,266
Total Investments (Cost $6,908,900,961)	99.3%	6,471,163,634
Other Assets, Less Liabilities	0.7	47,830,130
Net Assets	100.0%	$ 6,518,993,764

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2022.
(b)	Interest on these securities was subject to alternative minimum tax.
(c)	Delayed delivery security.
(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(e)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
(f)	Current yield as of October 31, 2022.
Futures Contracts
As of October 31, 2022, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Notes	(3,450)	December 2022	$ (405,033,302)	$ (381,548,438)	$ 23,484,864
U.S. Treasury Long Bonds	(500)	December 2022	(68,218,591)	(60,250,000)	7,968,591
Net Unrealized Appreciation					$ 31,453,455

1.	As of October 31, 2022, cash in the amount of $8,800,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2022.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Portfolio of Investments October 31, 2022† (continued)
Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
BHAC—Berkshire Hathaway Assurance Corp.
CR—Custodial Receipts
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
ICC—Insured Custody Certificates
MN CRED PROG—Minnesota State Credit Enhancement Program
MUN GOVT GTD—Municipal Government Guaranteed
NATL-RE—National Public Finance Guarantee Corp.
PSF-GTD—Permanent School Fund Guaranteed
Q-SBLF—Qualified School Board Loan Fund
SD CRED PROG—School District Credit Enhancement Program
UT CSCE—Utah Charter School Credit Enhancement Program
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 6,095,102,932	$ —	$ 6,095,102,932
Short-Term Municipal Notes	—	263,836,436	—	263,836,436
Total Municipal Bonds	—	6,358,939,368	—	6,358,939,368
Short-Term Investment
Unaffiliated Investment Company	112,224,266	—	—	112,224,266
Total Investments in Securities	112,224,266	6,358,939,368	—	6,471,163,634
Other Financial Instruments
Futures Contracts (b)	31,453,455	—	—	31,453,455
Total Investments in Securities and Other Financial Instruments	$ 143,677,721	$ 6,358,939,368	$ —	$ 6,502,617,089

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay MacKay Tax Free Bond Fund

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in securities, at value (identified cost $6,908,900,961)	$ 6,471,163,634
Cash	1,493
Cash collateral on deposit at broker for futures contracts	8,800,000
Receivables:
Fund shares sold	85,230,378
Investment securities sold	84,550,033
Interest	81,522,828
Variation margin on futures contracts	1,776,589
Other assets	117,440
Total assets	6,733,162,395
Liabilities
Payables:
Investment securities purchased	157,373,216
Fund shares redeemed	47,215,830
Manager (See Note 3)	2,338,776
Transfer agent (See Note 3)	692,478
NYLIFE Distributors (See Note 3)	395,680
Shareholder communication	286,295
Professional fees	111,576
Custodian	40,878
Trustees	1,651
Accrued expenses	80,337
Distributions payable	5,631,914
Total liabilities	214,168,631
Net assets	$ 6,518,993,764
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 7,363,975
Additional paid-in-capital	7,669,015,007
7,676,378,982
Total distributable earnings (loss)	(1,157,385,218)
Net assets	$ 6,518,993,764
Class A
Net assets applicable to outstanding shares	$1,552,536,583
Shares of beneficial interest outstanding	175,417,655
Net asset value per share outstanding	$ 8.85
Maximum sales charge (3.00% of offering price)	0.27
Maximum offering price per share outstanding	$ 9.12
Investor Class
Net assets applicable to outstanding shares	$ 6,621,801
Shares of beneficial interest outstanding	744,834
Net asset value per share outstanding	$ 8.89
Maximum sales charge (2.50% of offering price)	0.23
Maximum offering price per share outstanding	$ 9.12
Class B
Net assets applicable to outstanding shares	$ 3,958,977
Shares of beneficial interest outstanding	447,451
Net asset value and offering price per share outstanding	$ 8.85
Class C
Net assets applicable to outstanding shares	$ 125,521,459
Shares of beneficial interest outstanding	14,179,207
Net asset value and offering price per share outstanding	$ 8.85
Class C2
Net assets applicable to outstanding shares	$ 3,920,305
Shares of beneficial interest outstanding	443,141
Net asset value and offering price per share outstanding	$ 8.85
Class I
Net assets applicable to outstanding shares	$4,357,421,758
Shares of beneficial interest outstanding	492,207,477
Net asset value and offering price per share outstanding	$ 8.85
Class R6
Net assets applicable to outstanding shares	$ 469,012,881
Shares of beneficial interest outstanding	52,957,767
Net asset value and offering price per share outstanding	$ 8.86

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Interest	$ 225,558,942
Expenses
Manager (See Note 3)	32,730,055
Distribution/Service—Class A (See Note 3)	5,251,693
Distribution/Service—Investor Class (See Note 3)	19,282
Distribution/Service—Class B (See Note 3)	28,212
Distribution/Service—Class C (See Note 3)	807,280
Distribution/Service—Class C2 (See Note 3)	22,909
Transfer agent (See Note 3)	5,072,965
Shareholder communication	568,877
Professional fees	555,004
Registration	336,399
Custodian	215,018
Trustees	172,266
Miscellaneous	306,041
Total expenses	46,086,001
Net investment income (loss)	179,472,941
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(710,870,712)
In-kind Transactions	34,551,632
Futures transactions	108,068,896
Net realized gain (loss)	(568,250,184)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(814,565,584)
Futures contracts	19,381,827
Net change in unrealized appreciation (depreciation)	(795,183,757)
Net realized and unrealized gain (loss)	(1,363,433,941)
Net increase (decrease) in net assets resulting from operations	$(1,183,961,000)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
50	MainStay MacKay Tax Free Bond Fund

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 179,472,941	$ 152,448,970
Net realized gain (loss)	(568,250,184)	52,825,004
Net change in unrealized appreciation (depreciation)	(795,183,757)	96,257,712
Net increase (decrease) in net assets resulting from operations	(1,183,961,000)	301,531,686
Distributions to shareholders:
Class A	(63,381,043)	(62,271,084)
Investor Class	(229,133)	(194,857)
Class B	(153,810)	(154,197)
Class C	(4,398,849)	(4,017,163)
Class C2	(90,208)	(28,298)
Class I	(168,558,373)	(123,894,470)
Class R6	(15,713,711)	(6,007,788)
Total distributions to shareholders	(252,525,127)	(196,567,857)
Capital share transactions:
Net proceeds from sales of shares	6,084,451,250	3,301,684,748
Net asset value of shares issued to shareholders in reinvestment of distributions	183,548,070	144,640,383
Cost of shares redeemed	(6,715,327,651)	(1,760,456,507)
Redemptions in-kind	(930,537,398)	—
Increase (decrease) in net assets derived from capital share transactions	(1,377,865,729)	1,685,868,624
Net increase (decrease) in net assets	(2,814,351,856)	1,790,832,453
Net Assets
Beginning of year	9,333,345,620	7,542,513,167
End of year	$ 6,518,993,764	$ 9,333,345,620
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 10.60	$ 10.43	$ 10.33	$ 9.80	$ 10.02
Net investment income (loss)	0.20(a)	0.17(a)	0.26	0.30	0.31
Net realized and unrealized gain (loss)	(1.66)	0.23	0.11	0.53	(0.22)
Total from investment operations	(1.46)	0.40	0.37	0.83	0.09
Less distributions:
From net investment income	(0.26)	(0.23)	(0.27)	(0.30)	(0.31)
From net realized gain on investments	(0.03)	—	—	—	—
Total distributions	(0.29)	(0.23)	(0.27)	(0.30)	(0.31)
Net asset value at end of year	$ 8.85	$ 10.60	$ 10.43	$ 10.33	$ 9.80
Total investment return (b)	(13.96)%	3.84%	3.66%	8.55%	0.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.03%	1.63%	2.04%	2.93%	3.15%
Net expenses (c)	0.75%	0.73%	0.75%	0.78%	0.80%
Portfolio turnover rate	127% (d)(e)	39%(d)	72%(d)	38%(d)	40%
Net assets at end of year (in 000’s)	$ 1,552,537	$ 3,134,090	$ 2,674,765	$ 1,728,643	$ 1,405,803

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 10.65	$ 10.48	$ 10.38	$ 9.84	$ 10.06
Net investment income (loss)	0.20(a)	0.17(a)	0.20	0.30	0.32
Net realized and unrealized gain (loss)	(1.67)	0.23	0.17	0.54	(0.22)
Total from investment operations	(1.47)	0.40	0.37	0.84	0.10
Less distributions:
From net investment income	(0.26)	(0.23)	(0.27)	(0.30)	(0.32)
From net realized gain on investments	(0.03)	—	—	—	—
Total distributions	(0.29)	(0.23)	(0.27)	(0.30)	(0.32)
Net asset value at end of year	$ 8.89	$ 10.65	$ 10.48	$ 10.38	$ 9.84
Total investment return (b)	(14.01)%	3.80%	3.64%	8.63%	0.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.07%	1.61%	2.04%	2.95%	3.17%
Net expenses (c)	0.77%	0.76%	0.76%	0.77%	0.78%
Portfolio turnover rate	127% (d)(e)	39%(d)	72%(d)	38%(d)	40%
Net assets at end of year (in 000's)	$ 6,622	$ 9,027	$ 9,334	$ 9,815	$ 9,690

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
52	MainStay MacKay Tax Free Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 10.60	$ 10.43	$ 10.33	$ 9.80	$ 10.01
Net investment income (loss)	0.18(a)	0.15(a)	0.12	0.27	0.29
Net realized and unrealized gain (loss)	(1.66)	0.22	0.23	0.53	(0.21)
Total from investment operations	(1.48)	0.37	0.35	0.80	0.08
Less distributions:
From net investment income	(0.24)	(0.20)	(0.25)	(0.27)	(0.29)
From net realized gain on investments	(0.03)	—	—	—	—
Total distributions	(0.27)	(0.20)	(0.25)	(0.27)	(0.29)
Net asset value at end of year	$ 8.85	$ 10.60	$ 10.43	$ 10.33	$ 9.80
Total investment return (b)	(14.19)%	3.56%	3.38%	8.28%	0.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.80%	1.38%	1.80%	2.71%	2.92%
Net expenses (c)	1.02%	1.01%	1.01%	1.02%	1.03%
Portfolio turnover rate	127% (d)(e)	39%(d)	72%(d)	38%(d)	40%
Net assets at end of year (in 000’s)	$ 3,959	$ 7,006	$ 9,286	$ 12,354	$ 14,704

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 10.60	$ 10.44	$ 10.34	$ 9.80	$ 10.02
Net investment income (loss)	0.18(a)	0.15(a)	0.18	0.27	0.29
Net realized and unrealized gain (loss)	(1.66)	0.21	0.17	0.54	(0.22)
Total from investment operations	(1.48)	0.36	0.35	0.81	0.07
Less distributions:
From net investment income	(0.24)	(0.20)	(0.25)	(0.27)	(0.29)
From net realized gain on investments	(0.03)	—	—	—	—
Total distributions	(0.27)	(0.20)	(0.25)	(0.27)	(0.29)
Net asset value at end of year	$ 8.85	$ 10.60	$ 10.44	$ 10.34	$ 9.80
Total investment return (b)	(14.19)%	3.46%	3.38%	8.39%	0.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.81%	1.37%	1.79%	2.69%	2.92%
Net expenses (c)	1.02%	1.01%	1.01%	1.02%	1.03%
Portfolio turnover rate	127% (d)(e)	39%(d)	72%(d)	38%(d)	40%
Net assets at end of year (in 000’s)	$ 125,521	$ 194,545	$ 220,146	$ 225,762	$ 213,883

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Financial Highlights selected per share data and ratios
	Year Ended October 31,		August 31, 2020^ through October 31, 2020
Class C2	2022	2021
Net asset value at beginning of period	$ 10.60	$ 10.43	$ 10.52
Net investment income (loss)	0.17(a)	0.12(a)	0.03
Net realized and unrealized gain (loss)	(1.67)	0.23	(0.09)
Total from investment operations	(1.50)	0.35	(0.06)
Less distributions:
From net investment income	(0.22)	(0.18)	(0.03)
From net realized gain on investments	(0.03)	—	—
Total distributions	(0.25)	(0.18)	(0.03)
Net asset value at end of period	$ 8.85	$ 10.60	$ 10.43
Total investment return (b)	(14.32)%	3.39%	(0.54)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.75%	1.12%	1.02%††
Net expenses (c)	1.17%	1.15%	1.15%††
Portfolio turnover rate (d)	127%(e)	39%	72%
Net assets at end of period (in 000’s)	$ 3,920	$ 2,990	$ 251

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 10.60	$ 10.44	$ 10.34	$ 9.80	$ 10.02
Net investment income (loss)	0.23(a)	0.20(a)	0.29	0.32	0.34
Net realized and unrealized gain (loss)	(1.66)	0.22	0.11	0.54	(0.22)
Total from investment operations	(1.43)	0.42	0.40	0.86	0.12
Less distributions:
From net investment income	(0.29)	(0.26)	(0.30)	(0.32)	(0.34)
From net realized gain on investments	(0.03)	—	—	—	—
Total distributions	(0.32)	(0.26)	(0.30)	(0.32)	(0.34)
Net asset value at end of year	$ 8.85	$ 10.60	$ 10.44	$ 10.34	$ 9.80
Total investment return (b)	(13.75)%	4.00%	3.91%	8.93%	1.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.33%	1.87%	2.28%	3.14%	3.40%
Net expenses (c)	0.50%	0.48%	0.50%	0.52%	0.55%
Portfolio turnover rate	127% (d)(e)	39%(d)	72%(d)	38%(d)	40%
Net assets at end of year (in 000’s)	$ 4,357,422	$ 5,709,408	$ 4,430,985	$ 2,866,903	$ 1,320,591

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
54	MainStay MacKay Tax Free Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,		November 1, 2019^ through October 31,
Class R6	2022	2021	2020
Net asset value at beginning of period	$ 10.61	$ 10.44	$ 10.34
Net investment income (loss)	0.24(a)	0.21(a)	0.27
Net realized and unrealized gain (loss)	(1.66)	0.22	0.13
Total from investment operations	(1.42)	0.43	0.40
Less distributions:
From net investment income	(0.30)	(0.26)	(0.30)
From net realized gain on investments	(0.03)	—	—
Total distributions	(0.33)	(0.26)	(0.30)
Net asset value at end of period	$ 8.86	$ 10.61	$ 10.44
Total investment return (b)	(13.68)%	4.15%	3.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.51%	1.92%	2.27%
Net expenses (c)	0.44%	0.43%	0.44%
Portfolio turnover rate (d)	127%(e)	39%	72%
Net assets at end of period (in 000’s)	$ 469,013	$ 276,280	$ 197,746

^	Inception date.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay Tax Free Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
Class C2	August 31, 2020
Class I	December 21, 2009
Class R6	November 1, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C and Class C2 shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B, Class C, Class C2 and SIMPLE Class shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from regular federal income tax.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s

56	MainStay MacKay Tax Free Bond Fund

responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted
57

Notes to Financial Statements (continued)
from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can

58	MainStay MacKay Tax Free Bond Fund

be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2022, are shown in the Portfolio of Investments.
(H) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of October 31, 2022, are shown in the Portfolio of Investments.
(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately
59

Notes to Financial Statements (continued)
$74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which include an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the economic challenges arising from COVID-19.
The Commonwealth concluded its Title III restructuring proceedings on behalf of itself and certain instrumentalities effective March 15th, 2022. Approximately $18.75 billion of claims related to debt guaranteed under Puerto Rico's constitution including the Commonwealth of Puerto Rico and Public Building Authority were restructured with issuance of $7.4 billion in new Puerto Rico General Obligation Bonds, $7.1 billion of cash, and $3.5 billion of new Contingent Value instruments. In addition the Commonwealth's exit from the restructuring proceedings resolved certain claims relating to the Commonwealth Employee Retirement System, Convention Center, Highway Authority, and Infrastructure Financing Authority. Several of Commonwealth's agencies are still under Title III restructuring proceedings including the Highway Authority and Electric Authority.
Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from COVID-19 on the Commonwealth’s finances, the Federal Oversight and Management Board for Puerto Rico or the Commonwealth itself could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board has changed during the recent period due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements the prior board had negotiated.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2022, 100.0% of the Puerto Rico municipal securities held by the Fund were insured.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of October 31, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$31,453,455	$31,453,455
Total Fair Value	$31,453,455	$31,453,455

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$108,068,896	$108,068,896
Total Net Realized Gain (Loss)	$108,068,896	$108,068,896

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$19,381,827	$19,381,827
Total Net Change in Unrealized Appreciation (Depreciation)	$19,381,827	$19,381,827

Average Notional Amount	Total
Futures Contracts Short	$(788,538,216)

60	MainStay MacKay Tax Free Bond Fund

Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Effective February 28, 2022, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; 0.40% from $1 billion to $5 billion; 0.39% from $5 billion to $7 billion; 0.38% from $7 billion to $9 billion; and 0.37% in excess of $9 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2022, the effective management fee rate was 0.41%, inclusive of a fee for fund accounting services of 0.01% of the Fund's average daily net assets.
Prior to February 28, 2022, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; 0.40% from $1 billion to $5 billion; 0.39% from $5 billion to $7 billion; and 0.38% in excess of $7 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.
In addition, New York Life Investments waived fees and/or reimbursed expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares did not exceed those of Class I.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $32,730,055 and paid the Subadvisor in the amount of $15,952,673. There were no waived fees and/or reimbursed expenses.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C2 shares, for a total 12b-1 fee of 0.65%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $30,083 and $1,623, respectively.
61

Notes to Financial Statements (continued)
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2022, of $267,363, $24, $2,370 and $16,700, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$1,423,205	$—
Investor Class	6,363	—
Class B	4,644	—
Class C	132,927	—
Class C2	2,918	—
Class I	3,483,390	—
Class R6	19,518	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class C2	$21,969	0.6%
Class R6	23,288	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$6,965,212,554	$3,353,954	$(497,402,874)	$(494,048,920)
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$5,001,954	$(662,706,338)	$(5,631,914)	$(494,048,920)	$(1,157,385,218)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts, cumulative bond amortization and wash sales adjustments. The other temporary differences are primarily due to dividends payable.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2022 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(24,566,087)	$24,566,087
The reclassifications for the Fund are primarily due to redemption in-kind adjustments.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $662,706,338, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected

62	MainStay MacKay Tax Free Bond Fund

to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$435,013	$227,693
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$ 3,636,127	$ 1,569,420
Long-Term Capital Gains	26,911,851	—
Exempt Interest Dividends	221,977,149	194,998,437
Total	$252,525,127	$196,567,857
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of securities, other than short-term securities and in-kind transactions, were $9,826,544 and $9,953,555, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	130,380,923	$ 1,314,002,747
Shares issued to shareholders in reinvestment of distributions	5,421,368	53,611,172
Shares redeemed	(167,369,579)	(1,665,629,660)
Shares redeemed in connection with in-kind transactions	(88,883,335)	(930,537,398)
Net increase (decrease) in shares outstanding before conversion	(120,450,623)	(1,228,553,139)
Shares converted into Class A (See Note 1)	452,466	4,319,856
Shares converted from Class A (See Note 1)	(241,624)	(2,235,525)
Net increase (decrease)	(120,239,781)	$(1,226,468,808)
Year ended October 31, 2021:
Shares sold	99,478,301	$ 1,062,918,922
Shares issued to shareholders in reinvestment of distributions	5,084,065	54,338,767
Shares redeemed	(65,780,209)	(702,941,180)
Net increase (decrease) in shares outstanding before conversion	38,782,157	414,316,509
Shares converted into Class A (See Note 1)	681,707	7,257,068
Shares converted from Class A (See Note 1)	(159,616)	(1,709,072)
Net increase (decrease)	39,304,248	$ 419,864,505

63

Notes to Financial Statements (continued)
Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	47,829	$ 477,956
Shares issued to shareholders in reinvestment of distributions	22,092	217,249
Shares redeemed	(131,140)	(1,340,625)
Net increase (decrease) in shares outstanding before conversion	(61,219)	(645,420)
Shares converted into Investor Class (See Note 1)	15,813	157,272
Shares converted from Investor Class (See Note 1)	(57,552)	(572,273)
Net increase (decrease)	(102,958)	$ (1,060,421)
Year ended October 31, 2021:
Shares sold	161,146	$ 1,727,078
Shares issued to shareholders in reinvestment of distributions	17,057	183,105
Shares redeemed	(115,386)	(1,241,105)
Net increase (decrease) in shares outstanding before conversion	62,817	669,078
Shares converted into Investor Class (See Note 1)	53,106	568,532
Shares converted from Investor Class (See Note 1)	(158,778)	(1,706,829)
Net increase (decrease)	(42,855)	$ (469,219)

Class B	Shares	Amount
Year ended October 31, 2022:
Shares sold	4,936	$ 47,640
Shares issued to shareholders in reinvestment of distributions	14,760	145,103
Shares redeemed	(209,782)	(2,027,969)
Net increase (decrease) in shares outstanding before conversion	(190,086)	(1,835,226)
Shares converted from Class B (See Note 1)	(23,583)	(229,631)
Net increase (decrease)	(213,669)	$ (2,064,857)
Year ended October 31, 2021:
Shares sold	981	$ 10,463
Shares issued to shareholders in reinvestment of distributions	13,643	145,760
Shares redeemed	(201,005)	(2,144,217)
Net increase (decrease) in shares outstanding before conversion	(186,381)	(1,987,994)
Shares converted from Class B (See Note 1)	(42,736)	(456,262)
Net increase (decrease)	(229,117)	$ (2,444,256)

Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	2,218,065	$ 21,391,995
Shares issued to shareholders in reinvestment of distributions	352,474	3,461,431
Shares redeemed	(6,602,650)	(64,058,583)
Net increase (decrease) in shares outstanding before conversion	(4,032,111)	(39,205,157)
Shares converted from Class C (See Note 1)	(136,858)	(1,334,457)
Net increase (decrease)	(4,168,969)	$ (40,539,614)
Year ended October 31, 2021:
Shares sold	3,305,683	$ 35,365,767
Shares issued to shareholders in reinvestment of distributions	290,475	3,105,096
Shares redeemed	(5,862,251)	(62,577,165)
Net increase (decrease) in shares outstanding before conversion	(2,266,093)	(24,106,302)
Shares converted from Class C (See Note 1)	(479,209)	(5,096,642)
Net increase (decrease)	(2,745,302)	$ (29,202,944)

Class C2	Shares	Amount
Year ended October 31, 2022:
Shares sold	226,213	$ 2,213,594
Shares issued to shareholders in reinvestment of distributions	9,314	90,208
Shares redeemed	(74,555)	(706,592)
Net increase (decrease)	160,972	$ 1,597,210
Year ended October 31, 2021:
Shares sold	258,813	$ 2,765,102
Shares issued to shareholders in reinvestment of distributions	2,647	28,298
Shares redeemed	(3,318)	(35,775)
Net increase (decrease)	258,142	$ 2,757,625

64	MainStay MacKay Tax Free Bond Fund

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	355,933,328	$ 3,455,802,105
Shares issued to shareholders in reinvestment of distributions	12,832,922	125,526,725
Shares redeemed	(385,037,502)	(3,678,587,460)
Net increase (decrease) in shares outstanding before conversion	(16,271,252)	(97,258,630)
Shares converted into Class I (See Note 1)	277,634	2,599,530
Shares converted from Class I (See Note 1)	(30,259,512)	(303,254,838)
Net increase (decrease)	(46,253,130)	$ (397,913,938)
Year ended October 31, 2021:
Shares sold	196,260,720	$ 2,100,235,655
Shares issued to shareholders in reinvestment of distributions	8,112,416	86,740,578
Shares redeemed	(89,967,840)	(962,334,386)
Net increase (decrease) in shares outstanding before conversion	114,405,296	1,224,641,847
Shares converted into Class I (See Note 1)	142,757	1,529,574
Shares converted from Class I (See Note 1)	(639,170)	(6,825,840)
Net increase (decrease)	113,908,883	$ 1,219,345,581

Class R6	Shares	Amount
Year ended October 31, 2022:
Shares sold	133,667,628	$ 1,290,515,213
Shares issued to shareholders in reinvestment of distributions	52,050	496,182
Shares redeemed	(136,777,292)	(1,302,976,762)
Net increase (decrease) in shares outstanding before conversion	(3,057,614)	(11,965,367)
Shares converted into Class R6 (See Note 1)	30,237,243	303,054,035
Shares converted from Class R6 (See Note 1)	(263,796)	(2,503,969)
Net increase (decrease)	26,915,833	$ 288,584,699
Year ended October 31, 2021:
Shares sold	9,221,629	$ 98,661,761
Shares issued to shareholders in reinvestment of distributions	9,235	98,779
Shares redeemed	(2,727,931)	(29,182,679)
Net increase (decrease) in shares outstanding before conversion	6,502,933	69,577,861
Shares converted into Class R6 (See Note 1)	636,397	6,804,674
Shares converted from Class R6 (See Note 1)	(33,992)	(365,203)
Net increase (decrease)	7,105,338	$ 76,017,332
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
65

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay Tax Free Bond Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
66	MainStay MacKay Tax Free Bond Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $26,917,528 as long term capital gain distributions.
For Federal individual income tax purposes, the Fund designated 98.4% of the ordinary income dividends paid during its fiscal year ended October 31, 2022 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
67

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
68	MainStay MacKay Tax Free Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
69

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
70	MainStay MacKay Tax Free Bond Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013754.2MS229-22	MST11-12/22
(NYLIM) NL215

MainStay MacKay U.S. Infrastructure Bond Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	1/3/1995	-18.81%	-1.30%	-0.26%	0.96%
		Excluding sales charges		-14.98	-0.39	0.20	0.96
Investor Class Shares[4]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	-18.54	-1.57	-0.52	1.33
		Excluding sales charges		-15.14	-0.66	-0.06	1.33
Class B Shares[5]	Maximum 5% CDSC	With sales charges	5/1/1986	-19.96	-1.80	-0.82	2.08
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-15.84	-1.43	-0.82	2.08
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	-16.66	-1.41	-0.81	2.08
	if Redeemed Within One Year of Purchase	Excluding sales charges		-15.84	-1.41	-0.81	2.08
Class I Shares	No Sales Charge		1/2/2004	-14.83	-0.16	0.45	0.71
Class R6 Shares	No Sales Charge		11/1/2019	-14.66	N/A	-3.10	0.56

1.	Effective February 28, 2019 and June 21, 2019, the Fund modified its principal investment strategies. The past performance in the bar chart and table prior to those dates reflects the Fund’s prior principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to August 10, 2022, the maximum initial sales charge was 4.5%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to August 10, 2022, the maximum initial sales charge was 4%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg 5-10 Year Taxable Municipal Bond Index[1]	-15.05%	0.46%	1.88%
Morningstar Intermediate Core Bond Category Average[2]	-15.94	-0.78	0.64

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Fund has selected the Bloomberg 5-10 Year Taxable Municipal Bond Index as its primary benchmark. The Bloomberg 5-10 Year Taxable Municipal Bond Index is the 5-10 year component of the Bloomberg Taxable Municipal Bond Index.
2.	The Morningstar Intermediate Core Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay U.S. Infrastructure Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay U.S. Infrastructure Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$930.80	$4.14	$1,020.92	$4.33	0.85%
Investor Class Shares	$1,000.00	$930.10	$5.16	$1,019.86	$5.40	1.06%
Class B Shares	$1,000.00	$926.40	$8.64	$1,016.23	$9.05	1.78%
Class C Shares	$1,000.00	$926.40	$8.89	$1,015.98	$9.30	1.83%
Class I Shares	$1,000.00	$931.50	$2.92	$1,022.18	$3.06	0.60%
Class R6 Shares	$1,000.00	$931.90	$2.58	$1,022.53	$2.70	0.53%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2022 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	Texas Transportation Commission State Highway Fund, 5.178%, due 4/1/30
2.	Commonwealth of Massachusetts, 1.52%-4.91%, due 5/1/29–11/1/30
3.	State of Rhode Island, 4.79%-4.90%, due 8/1/31–8/1/32
4.	State of Connecticut, 2.677%-5.85%, due 9/15/27–3/15/32
5.	State of California, 3.00%-4.50%, due 4/1/29–4/1/33
6.	City of Chicago IL, 5.00%-7.781%, due 1/1/33–1/1/35
7.	State of New Jersey, 2.30%-2.90%, due 6/1/27–6/1/33
8.	Port of Oakland, 1.949%-2.199%, due 5/1/28–5/1/31
9.	State of New York, 1.74%, due 3/15/29
10.	California Community Choice Financing Authority, 4.00%, due 2/1/52

8	MainStay MacKay U.S. Infrastructure Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis, Robert Burke, CFA, John Lawlor and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay U.S. Infrastructure Bond Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay MacKay U.S. Infrastructure Bond Fund returned −14.83%, outperforming the −15.05% return of the Fund’s benchmark, the Bloomberg 5–10 Year Taxable Municipal Bond Index (the “Index”). Over the same period, Class I shares also outperformed the −15.94% return of the Morningstar Intermediate Core Bond Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Fund outperformed the Index due, in part, to security selection and allocation. The Fund’s underweight exposure to New York bonds made a positive contribution to relative performance, as New York has been slow to rebound from pre-Covid levels. (Contributions take weightings and total returns into account.) From a rating perspective, underweight exposure to bonds rated AAA and AA added to relative returns; however, this positive effect was partially offset by the negative effect of the Fund’s overweight exposure to bonds rated A and BBB.2
The Fund’s yield curve3 positioning also enhanced relative performance. During the reporting period, both municipal and U.S. Treasury rates rose, with the municipal yield curve flattening in sympathy with the Treasury curve as outflows persisted. The increase in rates resulted in the Fund’s overweight exposure to bonds maturing in 15+ years, detracting from relative performance. Additionally, the Fund’s overweight exposure to bonds with coupons of 2% detracted from the return. Furthermore, overweight exposure to holdings from the state of Illinois detracted from performance, as their highly liquid nature moved prices further.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
During the reporting period, markets extended their historic drawdown driven by the combination of rising U.S. Treasury yields, ongoing monetary policy tightening and geopolitical uncertainty. The municipal market mirrored this broader sell-off, and many investors reacted by withdrawing money from their municipal holdings. The municipal market experienced record tax-exempt outflows, which ultimately drove municipal rates higher.
What was the Fund’s duration strategy during the reporting period?
We do not make interest rate forecasts or duration bets. Rather, we aim to adopt a duration-neutral posture in the Fund relative to the Index. As of October 31, 2022, the modified duration to worst5 for the Fund was 5.95 years compared to 6.04 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the Fund’s underweight exposure to the state and local general obligation and education sectors made positive contributions to the Fund’s returns relative to the Index. Conversely, the Fund held overweight exposure to the hospital and transportation sectors, which weakened relative returns.
What were some of the Fund’s largest purchases and sales during the reporting period?
As the Fund remains focused on diversification and liquidity, no individual purchase or sale was considered significant, although sector overweights or security structure, in their entirety, did have an impact.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. There were small increases to the Fund’s IDR/PCR (industry development revenue/pollution control revenue) and special tax exposures, and a large increase in State GO exposures. In addition, there was an increase of higher-quality credit exposure to AAA-rated bonds, as well as an increase to bonds from the state of Illinois. Conversely, there was a decrease in the Fund’s exposure to the leasing, electric and education sectors, as well as a decrease in AA-rated bonds.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, the Fund maintained overweight exposure to the long end of the curve. We believe there are more compelling opportunities on the longer end of the curve, which are likely to contribute to outperformance over time. From a geographic perspective, the Fund held overweight exposure to bonds from Illinois. From a credit perspective, the Fund held overweight exposure to BBB-rated bonds. At the same time, the Fund held underweight positions in the local general obligation and leasing sectors, as well underweight positions in AA-rated credits and bonds from the state of Texas.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay U.S. Infrastructure Bond Fund

Portfolio of Investments October 31, 2022†
	Principal Amount	Value
Long-Term Bonds 94.9%
Corporate Bonds 2.3%
Commercial Services 0.4%
Howard University
Series 2020, Insured: AGM
2.516%, due 10/1/25	$ 1,230,000	$ 1,129,205
Southern New Hampshire University
1.95%, due 1/1/25	1,000,000	922,894
		2,052,099
Healthcare-Services 1.9%
CommonSpirit Health
6.073%, due 11/1/27	4,750,000	4,757,787
Rogers Memorial Hospital, Inc.
Series 2019
3.792%, due 7/1/39	2,480,000	1,827,343
Southeast Alaska Regional Health Consortium
2.262%, due 7/1/31	3,000,000	2,316,708
Sun Health Services
Series 19B
2.98%, due 11/15/27	925,000	858,074
		9,759,912
Total Corporate Bonds (Cost $13,305,233)		11,812,011
Municipal Bonds 92.5%
Alabama 0.3%
Alabama Federal Aid Highway Finance Authority Revenue Bonds
Series B
1.856%, due 9/1/29	2,160,000	1,750,129
Alaska 0.8%
Alaska Municipal Bond Bank Authority Revenue Bonds
Series 2
2.022%, due 12/1/30	5,045,000	4,039,578
Arizona 0.5%
Arizona Industrial Development Authority, Voyager Foundation Inc., Project Revenue Bonds
Series 2020
3.65%, due 10/1/29	1,115,000	969,986
	Principal Amount	Value

Arizona (continued)
Arizona Industrial Development Authority, Voyager Foundation Inc., Project Revenue Bonds (continued)
Series 2020
3.90%, due 10/1/34	$ 1,900,000	$ 1,532,485
		2,502,471
California 19.3%
California Community Choice Financing Authority, Clean Energy Project, Green Bond Revenue Bonds
Series B-1
4.00%, due 2/1/52 (a)	10,000,000	9,335,490
California Educational Facilities Authority, Chapman University Revenue Bonds
Series A
3.661%, due 4/1/33	3,300,000	2,803,536
California Infrastructure and Economic Development Bank, J. David Gladstone Institutes (The) Revenue Bonds
3.20%, due 10/1/29	1,785,000	1,571,262
California Municipal Finance Authority, Harvey Mudd College Revenue Bonds
2.262%, due 12/1/30	1,520,000	1,226,023
California State University Revenue Bonds
Series D
1.69%, due 11/1/29	1,110,000	872,340
California Statewide Communities Development Authority, Front Porch Communities & Services Revenue Bonds
Series B
2.14%, due 4/1/30	5,395,000	4,291,379
Series B
2.34%, due 4/1/32	1,975,000	1,502,616
Series B
2.51%, due 4/1/34	2,500,000	1,830,344
Central Basin Municipal Water District Revenue Bonds
Series B, Insured: BAM
3.56%, due 8/1/33	1,345,000	1,086,235

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Chabot-Las Positas Community College District Unlimited General Obligation
1.287%, due 8/1/27	$ 1,415,000	$ 1,198,863
City & County of San Francisco CA Unlimited General Obligation
Series D
3.75%, due 6/15/31	2,815,000	2,595,799
City of San Buenaventura CA, Water Revenue Bonds
2.727%, due 1/1/40	2,000,000	1,364,649
East Bay Municipal Utility District, Wastewater System Revenue Bonds
Series B
5.026%, due 6/1/32	2,000,000	1,983,956
Foothill-De Anza Community College District, Election of 2006 Unlimited General Obligation
Series E
2.896%, due 8/1/31	1,025,000	854,770
Foothill-Eastern Transportation Corridor Agency Revenue Bonds, Senior Lien
Series B, Insured: AGM
2.191%, due 1/15/32	1,000,000	753,373
Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue Bonds
Series B, Insured: State Appropriations
1.60%, due 6/1/26	2,100,000	1,854,484
Series B, Insured: State Appropriations
2.086%, due 6/1/28	4,450,000	3,719,993
Los Angeles Community College District Unlimited General Obligation
1.606%, due 8/1/28	4,795,000	4,051,087
2.106%, due 8/1/32	3,000,000	2,316,386
Marin Community College District, Election of 2016 Unlimited General Obligation
Series A-1
3.272%, due 8/1/27	1,425,000	1,329,150
	Principal Amount	Value

California (continued)
Oxnard Financing Authority Revenue Bonds
Series B
6.819%, due 6/1/30	$ 7,500,000	$ 7,913,504
Port of Oakland Revenue Bonds, Senior Lien
Series R
1.949%, due 5/1/28	6,260,000	5,189,181
Series R
2.049%, due 5/1/29	2,185,000	1,750,651
Series R
2.099%, due 5/1/30	1,005,000	780,966
Series R
2.199%, due 5/1/31	2,250,000	1,704,684
San Diego Community College District Unlimited General Obligation
1.633%, due 8/1/27	2,290,000	1,976,894
2.113%, due 8/1/31	3,000,000	2,355,302
San Francisco City & County Public Utilities Commission, Wastewater Revenue Bonds
Series B
5.60%, due 10/1/30	6,620,000	6,827,258
San Jose Evergreen Community College District Unlimited General Obligation
1.676%, due 9/1/28	1,355,000	1,142,392
San Jose Unified School District Unlimited General Obligation
1.847%, due 8/1/33	1,685,000	1,212,277
San Luis Unit, Westlands Water District Financing Authority Revenue Bonds
Series A, Insured: AGM
2.412%, due 9/1/29	1,150,000	959,891
Santa Monica Community College District, Election 2016 Unlimited General Obligation
Series B-1
3.697%, due 8/1/29	1,960,000	1,835,139
Santa Monica-Malibu Unified School District Unlimited General Obligation
.989%, due 7/1/26	1,100,000	959,197
1.51%, due 7/1/30	1,260,000	973,730

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Silicon Valley Clean Water Revenue Bonds
Series A
1.932%, due 8/1/30	$ 1,000,000	$ 789,904
State of California, Various Purpose Unlimited General Obligation
3.00%, due 11/1/30	1,000,000	855,183
3.00%, due 11/1/31	5,500,000	4,616,973
3.05%, due 4/1/29	2,000,000	1,767,718
4.50%, due 4/1/33	3,000,000	2,837,322
State of California Department of Water Resources, Central Valley Project Revenue Bonds
Series BC
1.16%, due 12/1/27	1,020,000	846,345
University of California Revenue Bonds
Series BI
1.997%, due 5/15/31	1,195,000	926,814
Series AW
3.65%, due 5/15/33	2,250,000	1,940,812
Yosemite Community College District Unlimited General Obligation
2.35%, due 8/1/29	1,000,000	848,068
		97,551,940
Colorado 1.8%
City & County of Denver CO, Airport System Revenue Bonds
Series C
2.237%, due 11/15/30	1,065,000	840,606
Colorado Bridge Enterprise, Central 70 Project Revenue Bonds
Series A
2.543%, due 12/31/32	5,670,000	4,798,747
Colorado Housing and Finance Authority Revenue Bonds
Series G-1, Insured: GNMA
3.65%, due 11/1/46	730,000	696,343
Denver City & County School District No. 1 Certificate of Participation
Series B
4.242%, due 12/15/37	600,000	532,442
	Principal Amount	Value

Colorado (continued)
Metro Wastewater Reclamation District Revenue Bonds
Series B
5.775%, due 4/1/29	$ 2,170,000	$ 2,241,050
		9,109,188
Connecticut 2.6%
State of Connecticut Unlimited General Obligation
Series A
2.677%, due 7/1/30	3,805,000	3,148,279
Series A
3.85%, due 9/15/27	3,250,000	3,080,218
Series A
3.975%, due 6/15/29	1,000,000	922,752
Series A
5.85%, due 3/15/32	3,935,000	4,079,590
Town of Hamden CT Unlimited General Obligation
Series B, Insured: BAM
2.80%, due 8/1/31	2,500,000	2,026,335
		13,257,174
District of Columbia 0.3%
District of Columbia Revenue Bonds
Series B
3.759%, due 7/1/29	1,870,000	1,754,366
Florida 3.1%
City of Miami FL, Street & Sidewalk Improvement Program Revenue Bonds
Series B, Insured: AGM
4.592%, due 1/1/33 (b)	1,115,000	1,044,930
County of Broward FL, Convention Center Hotel Revenue Bonds, First Tier
4.00%, due 1/1/41	2,150,000	1,989,231
County of Miami-Dade FL, Aviation Revenue Bonds
Series E
2.599%, due 10/1/31	1,025,000	819,167
Series B
3.135%, due 10/1/27	1,835,000	1,665,085
Series B
3.406%, due 10/1/32	1,500,000	1,261,318
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
County of Miami-Dade FL, Aviation Revenue Bonds (continued)
Series C
4.062%, due 10/1/31	$ 5,000,000	$ 4,506,399
Florida Development Finance Corp., UF Health Jacksonville Project Revenue Bonds
Series B, Insured: AGM
3.223%, due 2/1/32	5,500,000	4,433,620
		15,719,750
Georgia 0.5%
City of Atlanta GA, Water & Wastewater Revenue Bonds
2.257%, due 11/1/35	3,310,000	2,453,617
Guam 2.1%
Antonio B Won Pat International Airport Authority Revenue Bonds
Series A
2.499%, due 10/1/25	1,180,000	1,078,820
Series A
2.699%, due 10/1/26	610,000	543,287
Series A
2.899%, due 10/1/27	825,000	719,739
Series A
3.099%, due 10/1/28	765,000	656,234
Guam Government Waterworks Authority Revenue Bonds
Series B
2.75%, due 7/1/30	6,500,000	5,334,133
Series B
3.25%, due 7/1/34	2,000,000	1,574,731
Port Authority of Guam Revenue Bonds
Series C
4.532%, due 7/1/27	500,000	473,917
		10,380,861
Hawaii 2.1%
City & County Honolulu HI Unlimited General Obligation
Series D
3.068%, due 10/1/30	1,980,000	1,722,606
	Principal Amount	Value

Hawaii (continued)
City & County Honolulu HI Unlimited General Obligation (continued)
Series A
5.668%, due 12/1/30	$ 1,000,000	$ 1,037,402
State of Hawaii Unlimited General Obligation
Series FZ
1.595%, due 8/1/31	10,825,000	8,095,956
		10,855,964
Idaho 0.3%
Idaho Housing & Finance Association, Gem Prep: Meridian Project Revenue Bonds
Series A, Insured: School Bond Guaranty
4.00%, due 5/1/42	1,820,000	1,510,339
Illinois 9.2%
Chicago O'Hare International Airport, General Revenue Bonds, Senior Lien
Series D
2.316%, due 1/1/29	3,790,000	3,201,780
Series D
2.346%, due 1/1/30	4,960,000	4,082,652
City of Chicago Heights IL Unlimited General Obligation
Series A, Insured: BAM
7.25%, due 12/1/34	3,815,000	4,235,827
City of Chicago IL Unlimited General Obligation
Series A
5.00%, due 1/1/33	6,340,000	6,078,212
Series B, Insured: AGM-CR
7.375%, due 1/1/33	1,200,000	1,285,223
City of Chicago IL, Taxable Project Unlimited General Obligation
Series C-1, Insured: BAM
7.781%, due 1/1/35	2,195,000	2,439,012
County of Cook IL Unlimited General Obligation
Series C
5.79%, due 11/15/29	1,290,000	1,301,145
County of Cook IL, Build America Bonds Unlimited General Obligation
6.229%, due 11/15/34	1,000,000	1,034,762

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
County of Cook IL, Build America Bonds Unlimited General Obligation (continued)
Insured: AGM-CR
6.229%, due 11/15/34	$ 1,725,000	$ 1,793,456
Series B
6.36%, due 11/15/33	1,500,000	1,560,969
Sales Tax Securitization Corp. Revenue Bonds
Series C
3.23%, due 1/1/28	2,160,000	1,932,248
3.372%, due 1/1/31	2,300,000	1,952,391
Series B
3.422%, due 1/1/32	3,000,000	2,508,125
Sangamon County Water Reclamation District, Alternative Revenue Source Unlimited General Obligation
Series B
2.907%, due 1/1/34	1,885,000	1,452,243
State of Illinois, Sales Tax Revenue Bonds, Junior Lien
Series B
2.159%, due 6/15/29	2,500,000	1,966,769
Series B
2.509%, due 6/15/32	1,000,000	731,006
State of Illinois, Sales Tax Revenue Bonds
3.45%, due 6/15/29	3,170,000	2,713,786
State of Illinois Unlimited General Obligation
Insured: AGM-CR
5.10%, due 6/1/33	3,000,000	2,821,054
State of Illinois, Build America Bonds Unlimited General Obligation
Series 3, Insured: AGM-CR
6.725%, due 4/1/35	1,510,000	1,567,921
Series 5
7.35%, due 7/1/35	1,782,857	1,827,518
		46,486,099
Indiana 1.1%
Indianapolis Local Public Improvement Bond Bank Revenue Bonds
Series A-2
5.854%, due 1/15/30	5,300,000	5,401,819
	Principal Amount	Value

Kentucky 1.0%
Kenton County Airport Board, Customer Facility Charge Revenue Bonds
4.489%, due 1/1/39	$ 3,800,000	$ 3,238,354
Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds
Series B, Insured: AGM
4.435%, due 12/1/38	2,000,000	1,599,360
		4,837,714
Maryland 2.1%
Maryland Community Development Administration, Department of Housing & Community Development Revenue Bonds
Series D
2.644%, due 3/1/50	1,120,000	1,033,854
Maryland Economic Development Corp., Purple Line Light Project, Green Bond (c) Revenue Bonds
Series B
5.00%, due 6/30/41	2,500,000	2,433,974
Series B
5.00%, due 12/31/41	2,500,000	2,432,930
Maryland Stadium Authority, Baltimore City Public School Construction Revenue Bonds
Series C, Insured: State Intercept
1.907%, due 5/1/28	1,770,000	1,505,227
Maryland State Transportation Authority Revenue Bonds
Series B
5.604%, due 7/1/30	3,000,000	3,066,084
		10,472,069
Massachusetts 4.5%
Commonwealth of Massachusetts Limited General Obligation
Series E
1.52%, due 11/1/30	2,000,000	1,535,700
Series A
4.91%, due 5/1/29	1,805,000	1,779,776
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
Commonwealth of Massachusetts, COVID-19 Recovery Assessment Revenue Bonds
Series A
3.769%, due 7/15/29	$ 9,000,000	$ 8,450,765
Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds
Series B
2.235%, due 7/1/31	7,795,000	6,206,202
Massachusetts Development Finance Agency, Lesley University Revenue Bonds
Series B
3.165%, due 7/1/32	1,705,000	1,384,104
Massachusetts Development Finance Agency, Wellforce Obligated Group Revenue Bonds
Series B, Insured: AGM
4.496%, due 7/1/33	2,545,000	2,302,969
Massachusetts Water Resources Authority Revenue Bonds
Series F
2.223%, due 8/1/27	1,050,000	928,288
		22,587,804
Michigan 0.6%
Michigan Finance Authority, Local Government Loan Program Revenue Bonds
Series C-1, Insured: State Aid Direct Deposit
3.585%, due 11/1/35	1,000,000	812,904
Series E, Insured: State Aid Direct Deposit
8.369%, due 11/1/35	715,000	831,090
Michigan State Building Authority Revenue Bonds
Series II
1.812%, due 10/15/31	2,000,000	1,542,510
		3,186,504
	Principal Amount	Value

Minnesota 0.2%
Western Minnesota Municipal Power Agency Revenue Bonds
Series A
2.595%, due 1/1/29	$ 1,000,000	$ 862,167
Mississippi 0.2%
State of Mississippi Unlimited General Obligation
Series B
1.849%, due 6/1/30	1,400,000	1,128,652
New Jersey 4.3%
City of Bayonne NJ Unlimited General Obligation
Insured: AGM SCH BD RES FD
1.792%, due 8/1/29	2,875,000	2,259,196
City of Bayonne NJ, General Improvement Unlimited General Obligation
Insured: AGM
1.942%, due 7/1/30	1,065,000	815,974
New Jersey Turnpike Authority Revenue Bonds
Series B
1.713%, due 1/1/29	3,235,000	2,634,498
Series B
4.25%, due 1/1/43	5,000,000	4,670,650
South Jersey Transportation Authority Revenue Bonds
Series B, Insured: BAM
2.381%, due 11/1/27	1,975,000	1,721,452
State of New Jersey Unlimited General Obligation
Series A
2.30%, due 6/1/27	1,000,000	886,421
Series A
2.85%, due 6/1/32	5,765,000	4,599,164
Series A, Insured: BAM
2.90%, due 6/1/33	5,180,000	4,162,776
		21,750,131

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
New York 8.6%
Brookhaven Local Development Corp., Long Island Community Hospital Project Revenue Bonds
Series B
4.50%, due 10/1/25	$ 2,045,000	$ 2,000,537
Brookhaven Local Development Corp., Long Island Community Hospital Health Care Services Foundation Revenue Bonds
Series B, Insured: AGM-CR
6.00%, due 10/1/30	1,855,000	1,942,343
City of New York NY Unlimited General Obligation
Series D
1.723%, due 8/1/29	1,300,000	1,032,451
Series D-3
1.97%, due 3/1/31	3,000,000	2,301,904
Series C-3
2.36%, due 8/1/31	2,000,000	1,567,065
Series D-2
3.86%, due 12/1/28	1,000,000	922,377
Metropolitan Transportation Authority, Dedicated Tax Fund Revenue Bonds
Series A
5.00%, due 11/15/48	5,000,000	5,071,391
New York City Transitional Finance Authority, Future Tax Secured Revenue Bonds
Series E-3
1.97%, due 2/1/33	1,000,000	731,654
Series D-3
2.50%, due 11/1/33	1,150,000	874,814
Series D-3
5.65%, due 11/1/35	6,000,000	5,959,272
New York Power Authority Revenue Bonds
Series A, Insured: AGM
5.749%, due 11/15/33	1,000,000	1,046,394
New York State Energy Research & Development Authority, Residential Solar And Energy Efficiency Financing, Green Bond Revenue Bonds
Series A
3.62%, due 4/1/25	750,000	724,245
	Principal Amount	Value

New York (continued)
New York State Energy Research & Development Authority, Residential Solar And Energy Efficiency Financing, Green Bond Revenue Bonds (continued)
Series A
3.77%, due 4/1/26	$ 1,045,000	$ 1,000,806
Series A
3.927%, due 4/1/27	995,000	947,785
New York State Environmental Facilities Corp., State Revolving Fund Revenue Bonds
Series D
3.321%, due 1/15/31	1,645,000	1,452,018
Series B
3.716%, due 6/15/32	2,000,000	1,782,281
New York State Urban Development Corp., Sales Tax Revenue Bonds
Series A
5.00%, due 3/15/36	2,520,000	2,631,045
State of New York Unlimited General Obligation
Series B
1.74%, due 3/15/29	11,475,000	9,403,725
Triborough Bridge & Tunnel Authority Revenue Bonds
Series A-2
5.45%, due 11/15/32	1,985,000	2,034,863
		43,426,970
North Carolina 0.4%
County of Guilford NC, Public Improvement Unlimited General Obligation
Series B
5.361%, due 8/1/28	2,250,000	2,258,574
Ohio 3.5%
American Municipal Power, Inc., Hydroelectric Projects Revenue Bonds
Series A
7.334%, due 2/15/28	4,225,000	4,511,944
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
County of Cuyahoga OH, Quicken Loans Arena Project Revenue Bonds
Series C
3.126%, due 7/1/28	$ 1,000,000	$ 913,384
JobsOhio Beverage System Revenue Bonds
Series B
3.985%, due 1/1/29	2,050,000	1,966,797
Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds
5.438%, due 11/15/32	3,650,000	3,750,289
Ohio Higher Educational Facility Commission, Ashtabula County Medical Center Obligated Group Revenue Bonds
5.25%, due 1/1/42	2,000,000	1,993,921
State of Ohio, Build America Bonds Unlimited General Obligation
Series B
5.462%, due 9/1/30	2,000,000	2,062,200
Summit County Development Finance Authority, Franciscan University of Steubenville Project Revenue Bonds
Series B
5.125%, due 11/1/48	1,000,000	855,069
Series A
6.00%, due 11/1/48 (b)	1,750,000	1,672,301
		17,725,905
Oklahoma 0.3%
Oklahoma Municipal Power Authority, Power Suply System Revenue Bonds
Series B, Insured: AGM
2.351%, due 1/1/33	2,075,000	1,638,646
Oregon 1.2%
Metro Unlimited General Obligation
3.10%, due 6/1/31	1,000,000	869,494
Oregon State Lottery Revenue Bonds
Series B
3.821%, due 4/1/31	3,600,000	3,229,924
	Principal Amount	Value

Oregon (continued)
State of Oregon, Department of Transportation Revenue Bonds, Senior Lien
Series B
1.53%, due 11/15/30	$ 1,750,000	$ 1,355,289
State of Oregon Unlimited General Obligation
Series C
1.975%, due 5/1/31	1,000,000	793,802
		6,248,509
Pennsylvania 2.2%
Authority Improvement Municipalities, Carlow University Revenue Bonds
Series B
5.00%, due 11/1/53	1,000,000	659,961
City of Philadelphia PA Unlimited General Obligation
Series B, Insured: AGM
1.618%, due 7/15/29	2,505,000	2,008,231
Series B, Insured: AGM
1.738%, due 7/15/30	2,250,000	1,758,077
City of Philadelphia PA, Water & Wastewater Revenue Bonds
Series B
2.334%, due 11/1/34	1,000,000	723,657
Commonwealth of Pennsylvania Unlimited General Obligation
1.625%, due 8/1/28	1,250,000	1,030,642
2.05%, due 8/1/31	4,000,000	3,077,361
University of Pittsburgh-of the Commonwealth System of Higher Education Revenue Bonds
Series B
3.596%, due 9/15/30	2,000,000	1,787,243
		11,045,172
Rhode Island 2.3%
State of Rhode Island Unlimited General Obligation
Series B
4.79%, due 8/1/31	4,000,000	3,985,101
Series B
4.90%, due 8/1/32	7,445,000	7,380,146
		11,365,247

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
Tennessee 0.2%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project Revenue Bonds
Series B
4.409%, due 10/1/34	$ 1,280,000	$ 1,084,178
Texas 9.1%
Central Texas Regional Mobility Authority Revenue Bonds, Senior Lien
Series C
2.085%, due 1/1/28	1,395,000	1,189,016
City of Austin TX, Rental Car Special Facility Revenue Bonds
Insured: AGM
1.475%, due 11/15/28	1,500,000	1,203,724
City of Austin TX, Airport System Revenue Bonds
5.00%, due 11/15/38	2,000,000	1,971,975
City of Dallas TX, Waterworks & Sewer System Revenue Bonds
Series B
3.648%, due 10/1/30	2,000,000	1,799,089
Series B
3.748%, due 10/1/31	1,000,000	888,616
City of Garland TX, Electric Utility System Revenue Bonds
Series B, Insured: AGM
2.172%, due 3/1/32	1,850,000	1,400,868
City of Houston TX, Airport System Revenue Bonds, Sub. Lien
Series C
2.085%, due 7/1/28	3,530,000	2,969,574
Series C, Insured: BAM
2.485%, due 7/1/32	3,795,000	2,961,233
Series C
2.485%, due 7/1/32	1,470,000	1,132,933
City of Houston TX, Combined Utility System Revenue Bonds, First Lien
Series B
3.828%, due 5/15/28	2,575,000	2,442,982
	Principal Amount	Value

Texas (continued)
Dallas Area Rapid Transit Revenue Bonds
Series C
1.946%, due 12/1/31	$ 1,730,000	$ 1,322,272
Dallas Fort Worth International Airport Revenue Bonds
Series A
2.354%, due 11/1/27	2,155,000	1,889,679
Series C
2.416%, due 11/1/32	1,000,000	769,232
Series A
2.454%, due 11/1/29	1,000,000	836,154
San Antonio Education Facilities Corp., University of the Incarnate Word Project Revenue Bonds
Series B
2.65%, due 4/1/30	1,100,000	872,243
Series B
2.73%, due 4/1/31	750,000	580,754
State of Texas Unlimited General Obligation
2.526%, due 10/1/31	1,000,000	824,038
2.604%, due 4/1/30	2,500,000	2,145,011
Texas Transportation Commission, Mobility Fund Unlimited General Obligation
1.533%, due 10/1/29	8,490,000	6,747,174
Texas Transportation Commission State Highway Fund Revenue Bonds, First Tier
Series B
5.178%, due 4/1/30	12,030,000	11,856,899
		45,803,466
U.S. Virgin Islands 1.2%
Matching Fund Special Purpose Securitization Corp. Revenue Bonds
Series B
6.00%, due 10/1/25	5,875,000	5,846,769
Utah 1.2%
County of Salt Lake UT, Convention Hotel Revenue Bonds
5.25%, due 10/1/34 (b)	3,610,000	3,186,425
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2022† (continued)
	Principal Amount	Value
Municipal Bonds (continued)
Utah (continued)
Utah Transit Authority Revenue Bonds, Senior Lien
1.72%, due 12/15/27	$ 1,500,000	$ 1,292,316
Utah Transit Authority Revenue Bonds
1.783%, due 12/15/30	2,000,000	1,577,749
		6,056,490
Virginia 2.0%
Farmville Industrial Development Authority, Longwood University Student Housing Project Revenue Bonds
Series B
5.00%, due 1/1/34	2,000,000	1,821,678
Fredericksburg Economic Development Authority, Fredericksburg Stadium Project Revenue Bonds
Series A
4.00%, due 9/1/29 (b)	1,975,000	1,898,891
Hampton Roads Sanitation District Revenue Bonds
Series B
5.814%, due 11/1/29	4,775,000	4,910,067
Virginia Small Business Financing Authority, 95 Express Lanes LLC Revenue Bonds, Senior Lien
4.00%, due 1/1/39 (c)	2,000,000	1,686,195
		10,316,831
Washington 2.7%
County of King WA, Sewer Revenue Bonds
Series B
1.30%, due 1/1/28	2,140,000	1,785,317
Energy Northwest, Bonneville Power Administration Revenue Bonds
Series B
2.166%, due 7/1/32	2,740,000	2,094,401
Port of Seattle, Intermediate Lien Revenue Bonds
Series C
3.768%, due 8/1/28	2,000,000	1,861,458
Series C
3.913%, due 8/1/30	2,200,000	2,012,017
	Principal Amount	Value

Washington (continued)
Port of Seattle, Intermediate Lien Revenue Bonds (continued)
Series C
3.993%, due 8/1/31	$ 2,120,000	$ 1,926,273
Series C
4.093%, due 8/1/32	1,000,000	905,199
Spokane Public Facilities District, Sales & Lodging tax Revenue Bonds
Series B
1.996%, due 12/1/30	1,950,000	1,549,069
Washington Higher Education Facilities Authority, Whitman College Project Revenue Bonds
Series B
2.337%, due 1/1/29	1,825,000	1,491,314
		13,625,048
West Virginia 0.5%
County of Ohio WV, Special District Excise Tax Revenue Bonds
Series A
4.00%, due 3/1/40	3,500,000	2,512,298
Wisconsin 0.2%
State of Wisconsin Unlimited General Obligation
Series 1
2.501%, due 5/1/32	1,000,000	803,076
Total Municipal Bonds (Cost $498,063,332)		467,355,515
U.S. Government & Federal Agencies 0.1%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.1%
FHLMC Gold Pools, 30 Year
4.00%, due 10/1/48	122,764	114,038
6.50%, due 4/1/37	23,205	24,472
		138,510

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Security) 0.0% ‡
GNMA I, 30 Year
6.50%, due 4/15/31	$ 85,503	$ 88,363
Total U.S. Government & Federal Agencies (Cost $233,498)		226,873
Total Long-Term Bonds (Cost $511,602,063)		479,394,399

	Shares
Short-Term Investments 8.5%
Affiliated Investment Company 8.0%
MainStay U.S. Government Liquidity Fund, 2.905% (d)	40,536,681	40,536,681

	Principal Amount
Short-Term Municipal Note 0.5%
County of Sacramento CA Insured: AGM
4.75%, due 7/10/30 (e)	$ 2,500,000	2,488,110
Total Short-Term Municipal Note (Cost $2,495,421)		2,488,110
Total Short-Term Investments (Cost $43,032,102)		43,024,791
Total Investments (Cost $554,634,165)	103.4%	522,419,190
Other Assets, Less Liabilities	(3.4)	(17,163,056)
Net Assets	100.0%	$ 505,256,134

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2022.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Interest on these securities was subject to alternative minimum tax.
(d)	Current yield as of October 31, 2022.
(e)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 44,540	$ 529,168	$ (533,171)	$ —	$ —	$ 40,537	$ 238	$ —	40,537
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2022† (continued)
Futures Contracts
As of October 31, 2022, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Notes	(250)	December 2022	$ (29,350,239)	$ (27,648,437)	$ 1,701,802

1.	As of October 31, 2022, cash in the amount of $500,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2022.

Abbreviation(s):
AGM—Assured Guaranty Municipal Corp.
BAM—Build America Mutual Assurance Co.
CR—Custodial Receipts
FHLMC—Federal Home Loan Mortgage Corp.
GNMA—Government National Mortgage Association
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 11,812,011	$ —	$ 11,812,011
Municipal Bonds	—	467,355,515	—	467,355,515
U.S. Government & Federal Agencies	—	226,873	—	226,873
Total Long-Term Bonds	—	479,394,399	—	479,394,399
Short-Term Investments
Affiliated Investment Company	40,536,681	—	—	40,536,681
Short-Term Municipal Note	—	2,488,110	—	2,488,110
Total Short-Term Investments	40,536,681	2,488,110	—	43,024,791
Total Investments in Securities	40,536,681	481,882,509	—	522,419,190
Other Financial Instruments
Futures Contracts (b)	1,701,802	—	—	1,701,802
Total Investments in Securities and Other Financial Instruments	$ 42,238,483	$ 481,882,509	$ —	$ 524,120,992

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay U.S. Infrastructure Bond Fund

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $514,097,484)	$481,882,509
Investment in affiliated investment companies, at value (identified cost $40,536,681)	40,536,681
Cash	197
Cash collateral on deposit at broker for futures contracts	500,000
Receivables:
Investment securities sold	8,491,415
Dividends and interest	5,173,852
Fund shares sold	1,412,821
Variation margin on futures contracts	101,563
Other assets	41,492
Total assets	538,140,530
Liabilities
Payables:
Investment securities purchased	30,708,518
Fund shares redeemed	1,320,092
Manager (See Note 3)	148,163
Transfer agent (See Note 3)	128,410
Shareholder communication	38,604
NYLIFE Distributors (See Note 3)	26,317
Custodian	16,871
Professional fees	14,806
Trustees	9
Accrued expenses	7,373
Distributions payable	475,233
Total liabilities	32,884,396
Net assets	$505,256,134
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 695,005
Additional paid-in-capital	600,159,743
600,854,748
Total distributable earnings (loss)	(95,598,614)
Net assets	$505,256,134
Class A
Net assets applicable to outstanding shares	$ 75,779,653
Shares of beneficial interest outstanding	10,521,378
Net asset value per share outstanding	$ 7.20
Maximum sales charge (3.00% of offering price)	0.22
Maximum offering price per share outstanding	$ 7.42
Investor Class
Net assets applicable to outstanding shares	$ 13,974,159
Shares of beneficial interest outstanding	1,931,316
Net asset value per share outstanding	$ 7.24
Maximum sales charge (2.50% of offering price)	0.19
Maximum offering price per share outstanding	$ 7.43
Class B
Net assets applicable to outstanding shares	$ 622,641
Shares of beneficial interest outstanding	86,436
Net asset value and offering price per share outstanding	$ 7.20
Class C
Net assets applicable to outstanding shares	$ 7,036,625
Shares of beneficial interest outstanding	977,415
Net asset value and offering price per share outstanding	$ 7.20
Class I
Net assets applicable to outstanding shares	$297,386,389
Shares of beneficial interest outstanding	40,829,292
Net asset value and offering price per share outstanding	$ 7.28
Class R6
Net assets applicable to outstanding shares	$110,456,667
Shares of beneficial interest outstanding	15,154,619
Net asset value and offering price per share outstanding	$ 7.29

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Interest	$ 17,397,667
Dividends-affiliated	238,292
Total income	17,635,959
Expenses
Manager (See Note 3)	2,861,914
Transfer agent (See Note 3)	798,429
Distribution/Service—Class A (See Note 3)	233,812
Distribution/Service—Investor Class (See Note 3)	40,331
Distribution/Service—Class B (See Note 3)	9,543
Distribution/Service—Class C (See Note 3)	78,466
Registration	113,386
Custodian	84,861
Professional fees	84,535
Shareholder communication	71,790
Trustees	12,501
Miscellaneous	30,625
Total expenses before waiver/reimbursement	4,420,193
Expense waiver/reimbursement from Manager (See Note 3)	(622,639)
Net expenses	3,797,554
Net investment income (loss)	13,838,405
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(69,671,943)
Futures transactions	5,542,123
Net realized gain (loss)	(64,129,820)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(43,120,721)
Futures contracts	1,128,320
Net change in unrealized appreciation (depreciation)	(41,992,401)
Net realized and unrealized gain (loss)	(106,122,221)
Net increase (decrease) in net assets resulting from operations	$ (92,283,816)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay U.S. Infrastructure Bond Fund

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 13,838,405	$ 9,528,665
Net realized gain (loss)	(64,129,820)	4,665,614
Net change in unrealized appreciation (depreciation)	(41,992,401)	(930,526)
Net increase (decrease) in net assets resulting from operations	(92,283,816)	13,263,753
Distributions to shareholders:
Class A	(2,991,990)	(2,956,871)
Investor Class	(464,952)	(450,420)
Class B	(21,454)	(28,456)
Class C	(166,814)	(145,405)
Class I	(10,840,872)	(9,030,341)
Class R6	(4,569,870)	(3,572,136)
Total distributions to shareholders	(19,055,952)	(16,183,629)
Capital share transactions:
Net proceeds from sales of shares	323,563,093	319,836,169
Net asset value of shares issued to shareholders in reinvestment of distributions	13,320,339	11,662,330
Cost of shares redeemed	(336,252,102)	(221,362,280)
Increase (decrease) in net assets derived from capital share transactions	631,330	110,136,219
Net increase (decrease) in net assets	(110,708,438)	107,216,343
Net Assets
Beginning of year	615,964,572	508,748,229
End of year	$ 505,256,134	$ 615,964,572
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 8.74	$ 8.77	$ 8.64	$ 7.93	$ 8.33
Net investment income (loss) (a)	0.18	0.13	0.16	0.21	0.19
Net realized and unrealized gain (loss)	(1.47)	0.07	0.14	0.71	(0.40)
Total from investment operations	(1.29)	0.20	0.30	0.92	(0.21)
Less distributions:
From net investment income	(0.18)	(0.13)	(0.17)	(0.21)	(0.19)
From net realized gain on investments	(0.07)	(0.10)	—	—	—
Return of capital	—	—	—	(0.00)‡	—
Total distributions	(0.25)	(0.23)	(0.17)	(0.21)	(0.19)
Net asset value at end of year	$ 7.20	$ 8.74	$ 8.77	$ 8.64	$ 7.93
Total investment return (b)	(14.98)%	2.36%	3.45%	11.76%	(2.54)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.20%	1.49%	1.84%	2.52%	2.31%
Net expenses (c)	0.85%	0.85%	0.85%	0.89%	1.00%
Expenses (before waiver/reimbursement) (c)	0.98%	0.96%	0.98%	1.02%	1.04%
Portfolio turnover rate	170%(d)	51%(d)	89%(d)	124%(d)	58%(e)
Net assets at end of year (in 000’s)	$ 75,780	$ 111,626	$ 103,475	$ 84,513	$ 68,269

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate not including mortgage dollar rolls was 52% for the year ended October 31, 2018.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay U.S. Infrastructure Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 8.78	$ 8.81	$ 8.68	$ 7.97	$ 8.36
Net investment income (loss) (a)	0.16	0.10	0.14	0.19	0.16
Net realized and unrealized gain (loss)	(1.47)	0.07	0.13	0.71	(0.39)
Total from investment operations	(1.31)	0.17	0.27	0.90	(0.23)
Less distributions:
From net investment income	(0.16)	(0.10)	(0.14)	(0.19)	(0.16)
From net realized gain on investments	(0.07)	(0.10)	—	—	—
Return of capital	—	—	—	(0.00)‡	—
Total distributions	(0.23)	(0.20)	(0.14)	(0.19)	(0.16)
Net asset value at end of year	$ 7.24	$ 8.78	$ 8.81	$ 8.68	$ 7.97
Total investment return (b)	(15.14)%	2.02%	3.14%	11.36%	(2.72)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.95%	1.16%	1.57%	2.21%	1.98%
Net expenses (c)	1.12%	1.17%	1.15%	1.21%	1.33%
Expenses (before waiver/reimbursement) (c)	1.25%	1.33%	1.28%	1.35%	1.44%
Portfolio turnover rate	170%(d)	51%(d)	89%(d)	124%(d)	58%(e)
Net assets at end of year (in 000's)	$ 13,974	$ 17,994	$ 19,459	$ 20,520	$ 21,012

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate not including mortgage dollar rolls was 52% for the year ended October 31, 2018.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 8.74	$ 8.77	$ 8.64	$ 7.94	$ 8.33
Net investment income (loss) (a)	0.09	0.04	0.07	0.12	0.10
Net realized and unrealized gain (loss)	(1.46)	0.07	0.14	0.70	(0.39)
Total from investment operations	(1.37)	0.11	0.21	0.82	(0.29)
Less distributions:
From net investment income	(0.10)	(0.04)	(0.08)	(0.12)	(0.10)
From net realized gain on investments	(0.07)	(0.10)	—	—	—
Return of capital	—	—	—	(0.00)‡	—
Total distributions	(0.17)	(0.14)	(0.08)	(0.12)	(0.10)
Net asset value at end of year	$ 7.20	$ 8.74	$ 8.77	$ 8.64	$ 7.94
Total investment return (b)	(15.84)%	1.28%	2.39%	10.46%	(3.46)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11%	0.42%	0.85%	1.46%	1.23%
Net expenses (c)	1.87%	1.92%	1.90%	1.96%	2.08%
Expenses (before waiver/reimbursement) (c)	2.00%	2.08%	2.03%	2.10%	2.19%
Portfolio turnover rate	170%(d)	51%(d)	89%(d)	124%(d)	58%(e)
Net assets at end of year (in 000’s)	$ 623	$ 1,343	$ 1,902	$ 2,621	$ 3,224

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate not including mortgage dollar rolls was 52% for the year ended October 31, 2018.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay U.S. Infrastructure Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 8.74	$ 8.77	$ 8.64	$ 7.93	$ 8.32
Net investment income (loss) (a)	0.11	0.04	0.08	0.12	0.10
Net realized and unrealized gain (loss)	(1.48)	0.07	0.13	0.71	(0.39)
Total from investment operations	(1.37)	0.11	0.21	0.83	(0.29)
Less distributions:
From net investment income	(0.10)	(0.04)	(0.08)	(0.12)	(0.10)
From net realized gain on investments	(0.07)	(0.10)	—	—	—
Return of capital	—	—	—	(0.00)‡	—
Total distributions	(0.17)	(0.14)	(0.08)	(0.12)	(0.10)
Net asset value at end of year	$ 7.20	$ 8.74	$ 8.77	$ 8.64	$ 7.93
Total investment return (b)	(15.84)%	1.27%	2.38%	10.59%	(3.46)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.38%	0.42%	0.88%	1.47%	1.23%
Net expenses (c)	1.87%	1.92%	1.90%	1.96%	2.08%
Expenses (before waiver/reimbursement) (c)	2.00%	2.08%	2.02%	2.10%	2.19%
Portfolio turnover rate	170%(d)	51%(d)	89%(d)	124%(d)	58%(e)
Net assets at end of year (in 000’s)	$ 7,037	$ 6,481	$ 8,708	$ 14,152	$ 7,612

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate not including mortgage dollar rolls was 52% for the year ended October 31, 2018.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 8.84	$ 8.87	$ 8.73	$ 8.02	$ 8.42
Net investment income (loss) (a)	0.20	0.15	0.17	0.24	0.21
Net realized and unrealized gain (loss)	(1.49)	0.07	0.16	0.71	(0.40)
Total from investment operations	(1.29)	0.22	0.33	0.95	(0.19)
Less distributions:
From net investment income	(0.20)	(0.15)	(0.19)	(0.24)	(0.21)
From net realized gain on investments	(0.07)	(0.10)	—	—	—
Return of capital	—	—	—	(0.00)‡	—
Total distributions	(0.27)	(0.25)	(0.19)	(0.24)	(0.21)
Net asset value at end of year	$ 7.28	$ 8.84	$ 8.87	$ 8.73	$ 8.02
Total investment return (b)	(14.83)%	2.58%	3.78%	11.95%	(2.26)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.47%	1.71%	1.97%	2.64%	2.56%
Net expenses (c)	0.60%	0.60%	0.60%	0.60%	0.75%
Expenses (before waiver/reimbursement) (c)	0.73%	0.71%	0.72%	0.74%	0.79%
Portfolio turnover rate	170%(d)	51%(d)	89%(d)	124%(d)	58%(e)
Net assets at end of year (in 000’s)	$ 297,386	$ 329,021	$ 292,000	$ 177,305	$ 5,003

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate not including mortgage dollar rolls was 52% for the year ended October 31, 2018.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay U.S. Infrastructure Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,		November 1, 2019^ through October 31,
Class R6	2022	2021	2020
Net asset value at beginning of period	$ 8.84	$ 8.87	$ 8.72
Net investment income (loss) (a)	0.20	0.16	0.19
Net realized and unrealized gain (loss)	(1.47)	0.07	0.15
Total from investment operations	(1.27)	0.23	0.34
Less distributions:
From net investment income	(0.21)	(0.16)	(0.19)
From net realized gain on investments	(0.07)	(0.10)	—
Total distributions	(0.28)	(0.26)	(0.19)
Net asset value at end of period	$ 7.29	$ 8.84	$ 8.87
Total investment return (b)	(14.66)%	2.65%	3.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.50%	1.77%	2.16%
Net expenses (c)	0.53%	0.53%	0.53%
Expenses (before waiver/reimbursement) (c)	0.57%	0.56%	0.58%
Portfolio turnover rate (d)	170%	51%	89%
Net assets at end of period (in 000’s)	$ 110,457	$ 149,500	$ 83,204

^	Inception date.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

4.Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay U.S. Infrastructure Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
Class I	January 2, 2004
Class R6	November 1, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. A CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market

32	MainStay MacKay U.S. Infrastructure Bond Fund

quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal
33

Notes to Financial Statements (continued)
conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of

34	MainStay MacKay U.S. Infrastructure Bond Fund

such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2022, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2022, the Fund did not have any portfolio securities on loan.
(I) Government, Infrastructure Investment and Municipal Bond Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S.
35

Notes to Financial Statements (continued)
government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund’s investments in infrastructure-related securities will expose the Fund to potential adverse economic, regulatory, political, legal and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental or other regulations and the effects of economic slowdowns. Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies.
Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities.
Municipalities continue to experience political, economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund’s net asset value, and/or the distributions paid by the Fund.
(J) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

36	MainStay MacKay U.S. Infrastructure Bond Fund

Fair value of derivative instruments as of October 31, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$1,701,802	$1,701,802
Total Fair Value	$1,701,802	$1,701,802

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$5,542,123	$5,542,123
Total Net Realized Gain (Loss)	$5,542,123	$5,542,123

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$1,128,320	$1,128,320
Total Net Change in Unrealized Appreciation (Depreciation)	$1,128,320	$1,128,320

Average Notional Amount	Total
Futures Contracts Short	$(42,284,818)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement
("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the year ended October 31, 2022, the effective management fee rate was 0.50% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 0.85% and Class R6, 0.53%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of basis points of the Class A shares waiver/ reimbursement to Investor Class, Class B, Class C and Class I shares. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $2,861,914 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $622,639 and paid the Subadvisor fees in the amount of $1,119,638.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
37

Notes to Financial Statements (continued)
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $2,615 and $1,205, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Investor Class shares during the year ended October 31, 2022, of $22,814 and $9, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$151,119	$—
Investor Class	69,074	—
Class B	4,111	—
Class C	33,528	—
Class I	535,301	—
Class R6	5,296	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$22,697	0.0%‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$556,564,046	$253,991	$(34,398,847)	$(34,144,856)
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$553,822	$(61,532,347)	$(475,233)	$(34,144,856)	$(95,598,614)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts, cumulative bond amortization and wash sales adjustments.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $61,532,347, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$34,774	$26,758

38	MainStay MacKay U.S. Infrastructure Bond Fund

During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$16,251,597	$16,183,629
Long-Term Capital Gains	2,804,355	—
Total	$19,055,952	$16,183,629
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended
October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $923,830 and $917,376, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	1,339,045	$ 10,623,586
Shares issued to shareholders in reinvestment of distributions	338,782	2,751,730
Shares redeemed	(4,065,381)	(32,494,364)
Net increase (decrease) in shares outstanding before conversion	(2,387,554)	(19,119,048)
Shares converted into Class A (See Note 1)	136,281	1,091,052
Net increase (decrease)	(2,251,273)	$ (18,027,996)
Year ended October 31, 2021:
Shares sold	3,243,597	$ 28,520,389
Shares issued to shareholders in reinvestment of distributions	312,146	2,745,125
Shares redeemed	(2,814,703)	(24,731,219)
Net increase (decrease) in shares outstanding before conversion	741,040	6,534,295
Shares converted into Class A (See Note 1)	233,023	2,040,783
Net increase (decrease)	974,063	$ 8,575,078

39

Notes to Financial Statements (continued)
Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	49,196	$ 406,321
Shares issued to shareholders in reinvestment of distributions	55,770	453,075
Shares redeemed	(211,433)	(1,711,769)
Net increase (decrease) in shares outstanding before conversion	(106,467)	(852,373)
Shares converted into Investor Class (See Note 1)	24,384	197,255
Shares converted from Investor Class (See Note 1)	(36,410)	(294,644)
Net increase (decrease)	(118,493)	$ (949,762)
Year ended October 31, 2021:
Shares sold	46,213	$ 407,507
Shares issued to shareholders in reinvestment of distributions	49,608	438,291
Shares redeemed	(192,589)	(1,701,261)
Net increase (decrease) in shares outstanding before conversion	(96,768)	(855,463)
Shares converted into Investor Class (See Note 1)	41,622	365,724
Shares converted from Investor Class (See Note 1)	(104,097)	(921,180)
Net increase (decrease)	(159,243)	$ (1,410,919)

Class B	Shares	Amount
Year ended October 31, 2022:
Shares sold	908	$ 7,260
Shares issued to shareholders in reinvestment of distributions	2,398	19,643
Shares redeemed	(31,334)	(256,127)
Net increase (decrease) in shares outstanding before conversion	(28,028)	(229,224)
Shares converted from Class B (See Note 1)	(39,207)	(316,544)
Net increase (decrease)	(67,235)	$ (545,768)
Year ended October 31, 2021:
Shares sold	3,916	$ 34,199
Shares issued to shareholders in reinvestment of distributions	2,946	25,919
Shares redeemed	(25,637)	(225,034)
Net increase (decrease) in shares outstanding before conversion	(18,775)	(164,916)
Shares converted from Class B (See Note 1)	(44,355)	(389,025)
Net increase (decrease)	(63,130)	$ (553,941)

Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	1,674,506	$ 13,419,612
Shares issued to shareholders in reinvestment of distributions	19,536	155,146
Shares redeemed	(1,432,935)	(11,189,460)
Net increase (decrease) in shares outstanding before conversion	261,107	2,385,298
Shares converted from Class C (See Note 1)	(25,380)	(202,703)
Net increase (decrease)	235,727	$ 2,182,595
Year ended October 31, 2021:
Shares sold	199,251	$ 1,753,337
Shares issued to shareholders in reinvestment of distributions	14,417	126,836
Shares redeemed	(378,685)	(3,316,090)
Net increase (decrease) in shares outstanding before conversion	(165,017)	(1,435,917)
Shares converted from Class C (See Note 1)	(86,340)	(748,419)
Net increase (decrease)	(251,357)	$ (2,184,336)

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	30,421,882	$ 247,802,802
Shares issued to shareholders in reinvestment of distributions	1,184,397	9,631,745
Shares redeemed	(27,984,055)	(225,779,233)
Net increase (decrease) in shares outstanding before conversion	3,622,224	31,655,314
Shares converted into Class I (See Note 1)	1,613	12,578
Shares converted from Class I (See Note 1)	(27,235)	(204,537)
Net increase (decrease)	3,596,602	$ 31,463,355
Year ended October 31, 2021:
Shares sold	23,803,402	$ 211,714,321
Shares issued to shareholders in reinvestment of distributions	906,427	8,061,200
Shares redeemed	(20,410,262)	(181,052,686)
Net increase (decrease)	4,299,567	$ 38,722,835

40	MainStay MacKay U.S. Infrastructure Bond Fund

Class R6	Shares	Amount
Year ended October 31, 2022:
Shares sold	6,403,249	$ 51,303,512
Shares issued to shareholders in reinvestment of distributions	36,712	309,000
Shares redeemed	(8,157,515)	(64,821,149)
Net increase (decrease) in shares outstanding before conversion	(1,717,554)	(13,208,637)
Shares converted from Class R6 (See Note 1)	(33,326)	(282,457)
Net increase (decrease)	(1,750,880)	$ (13,491,094)
Year ended October 31, 2021:
Shares sold	8,698,022	$ 77,406,416
Shares issued to shareholders in reinvestment of distributions	29,780	264,959
Shares redeemed	(1,160,797)	(10,335,990)
Net increase (decrease) in shares outstanding before conversion	7,567,005	67,335,385
Shares converted from Class R6 (See Note 1)	(39,110)	(347,883)
Net increase (decrease)	7,527,895	$ 66,987,502
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
41

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay U.S. Infrastructure Bond Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
42	MainStay MacKay U.S. Infrastructure Bond Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
Accordingly, the Fund paid $2,804,490 as long term capital gain distributions.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
43

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
44	MainStay MacKay U.S. Infrastructure Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
45

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
46	MainStay MacKay U.S. Infrastructure Bond Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013941.2MS229-22	MSINF11-12/22
(NYLIM) NL211

MainStay Money Market Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support at any time. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.
Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A2 shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge	Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	No Sales Charge	1/3/1995	0.70%	0.84%	0.46%	0.54%
Investor Class Shares[2]	No Sales Charge	2/28/2008	0.56	0.70	0.37	0.96
Class B Shares[2,3]	No Sales Charge	5/1/1986	0.56	0.70	0.37	0.96
Class C Shares[2]	No Sales Charge	9/1/1998	0.56	0.70	0.37	0.96
SIMPLE Class Shares[2]	No Sales Charge	8/31/2020	0.56	N/A	0.26	0.96

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	As of October 31, 2022, MainStay Money Market Fund had an effective 7-day yield of 2.83% for Class A, 2.53% for Investor Class, 2.53% for Class B, 2.53% for Class C and 2.53% for SIMPLE Class shares. The 7-day current yield was 2.79% for Class A, 2.50% for Investor Class, 2.50% for Class B, 2.50% for Class C and 2.50% for SIMPLE Class shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been 2.83%, 2.66%, 2.66%, 2.66% and 2.66%, for Class A, Investor Class, Class B, Class C and SIMPLE Class shares, respectively, and the 7-day current yield would have been 2.79%, 2.63%, 2.63%, 2.63% and 2.63%, for Class A, Investor Class, Class B, Class C and SIMPLE Class shares, respectively. The current yield reflects the Fund’s earnings better than the Fund’s total return.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Average Lipper Money Market Fund[1]	0.75%	0.92%	0.53%

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Average Lipper Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,007.00	$2.58	$1,022.63	$2.60	0.51%
Investor Class Shares	$1,000.00	$1,005.50	$4.04	$1,021.17	$4.08	0.80%
Class B Shares	$1,000.00	$1,005.50	$4.04	$1,021.17	$4.08	0.80%
Class C Shares	$1,000.00	$1,005.50	$4.04	$1,021.17	$4.08	0.80%
SIMPLE Class Shares	$1,000.00	$1,005.50	$4.04	$1,021.17	$4.08	0.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2022 (Unaudited)
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

8	MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by NYL Investors LLC, the Fund’s Subadvisor.
How did MainStay Money Market Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class A shares of MainStay Money Market Fund provided a 7-day effective yield of 2.83% and a 7-day current yield of 2.79%. For the 12 months ended October 31, 2022, Class A shares returned 0.70%, underperforming the 0.75% return of the Average Lipper Money Market Fund.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Fund benefited from continued upward pressure on interest rates since the U.S. Federal Reserve (the “Fed”) began hiking rates in March 2022. Investor demand continually increased, with cash flooding the front-end of the yield curve.2 Investors tried to stay ahead of the Fed and benefit from rate hikes that occurred at every meeting since March. Supply was not able to keep up with the cash inflows into money market funds, driving Treasury bill and agency discount note rates lower than the effective federal funds rate. Commercial paper interest rates remained higher than the effective federal funds rate, providing a yield pickup unavailable in Treasury bills or agency discount notes.
What was the Fund’s duration3 strategy during the reporting period?
During the reporting period, the Fund generally maintained a duration shorter than that of the Bloomberg 1 Month T-Bill Index (the “Index”). The Fund’s strategy throughout the reporting period was to keep the duration of the Fund as short as possible in order to stay in front of each Fed monetary policy meeting, with the expectation that the Fed would tighten monetary policy by raising interest rates at each meeting. The shorter duration profile of the Fund allowed it to reinvest maturing securities at higher interest rates after each subsequent meeting. As of October 31, 2022, the Fund’s duration was 0.02 years compared to a duration of 0.08 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the Fund maintained overweight exposure compared to the Index in the Tier 14 commercial paper subcomponent, which helped gradually increase relative performance. Within the industrial subsector of the Fund’s commercial paper holdings, the best performers included BASF, Stanley Black & Decker and Toyota Motor. Within the financial subsector, holdings in Sumitomo Mitsui Trust Bank, Bank of Montreal and BNP Paribas were the most helpful to gradually increase performance. The Fund also maintained an overweight position in tri-party repurchase positions, which proved helpful in gradually increasing relative performance.
During the same period, the Fund maintained underweight exposure to the Treasury sector, which detracted from relative performance.
What were some of the Fund’s largest purchases and sales during the reporting period?
The top issuers purchased during the reporting period included Wisconsin Public Service Corporation, Automatic Data Processing, National Rural Utilities Cooperative Finance, Stanley Black & Decker and UnitedHealth Group. Sales during the reporting period were limited to U.S. Treasury bills.
How did the Fund’s sector weightings change during the reporting period?
The Fund’s allocation to the Treasury sector was reduced from 30% to 12% during the reporting period. Conversely, the Fund’s allocation to commercial paper was increased from 63% to 82%. The latter allocation change was undertaken to take advantage of the yield premium being offered on commercial paper over matched duration Treasuries. In addition to the sector weighting changes, the Fund’s duration was shortened from 0.10 years to 0.02 years.

1.	See page 5 for other share class returns, which may be higher or lower than Class A share returns. See page 6 for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Tier 1 commercial paper may carry A-1 or above ratings from Standard & Poor’s, P-1 from Moody’s and/or F1 or above from Fitch.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments October 31, 2022†
	Principal Amount	Value
Short-Term Investments 100.0%
Commercial Paper 81.7%
Army and Air Force Exchange Service
3.474%, due 11/10/22	$ 20,000,000	$ 19,982,650
Caterpillar Financial Services Corp.
3.316%, due 11/9/22	20,000,000	19,985,289
Credit Agricole Corporate and Investment Bank
3.265%, due 11/10/22	20,000,000	19,983,700
Cummins, Inc.
3.407%, due 11/8/22	20,000,000	19,986,778
Emerson Electric Co.
3.124%, due 11/7/22	20,000,000	19,989,600
John Deere Canada ULC
3.275%, due 11/7/22	20,000,000	19,989,100
Kimberly-Clark Corp.
3.506%, due 11/14/22	20,000,000	19,974,722
Massachusetts Mutual Life Insurance Co.
3.154%, due 11/9/22	20,000,000	19,986,000
National Rural Utilities Cooperative Finance Corp.
3.869%, due 11/17/22	20,000,000	19,965,689
Nestle Finance International Ltd.
3.615%, due 11/15/22	20,000,000	19,971,922
Northern Illinois Gas Co.
3.306%, due 11/1/22	20,000,000	20,000,000
Novartis Finance Corp.
3.559%, due 11/21/22	20,000,000	19,960,556
Rockwell Automation, Inc.
3.555%, due 11/10/22	20,000,000	19,982,250
Schlumberger Investment SA
3.559%, due 11/14/22	20,000,000	19,974,361
Southern California Gas Co.
3.204%, due 11/3/22	20,000,000	19,996,444
Stanley Black & Decker, Inc.
3.251%, due 11/4/22	20,000,000	19,994,583
Toyota Motor Credit Corp.
3.108%, due 11/2/22	20,000,000	19,998,278
UnitedHealth Group, Inc.
3.414%, due 11/3/22	20,000,000	19,996,211
Walmart, Inc.
3.254%, due 11/7/22	20,000,000	19,989,167
Wisconsin Public Service Corp.
3.202%, due 11/1/22	20,000,000	20,000,000
Total Commercial Paper (Cost $399,707,300)		399,707,300
	Principal Amount	Value

Repurchase Agreements 6.5%
RBC Capital Markets LLC 3.00%, dated 10/31/22 due 11/1/22 Proceeds at Maturity $6,915,576 (Collateralized by United States Treasury securities with rates between 0.75% and 3.50% and maturity dates between 11/15/24 and 02/15/39, with a Principal Amount of $7,653,700 and a Market Value of $7,053,909)	6,915,000	$ 6,915,000
TD Securities (U.S.A) LLC 3.01%, dated 10/31/22 due 11/1/22 Proceeds at Maturity $25,002,090 (Collateralized by United States Treasury securities with rates between 1.63% and 1.88% and maturity dates between 01/31/23 and 11/30/26, with a Principal Amount of $26,706,100 and a Market Value of $25,500,038)	25,000,000	25,000,000
Total Repurchase Agreements (Cost $31,915,000)		31,915,000
U.S. Treasury Debt 11.8%
U.S. Treasury Bills (a)
2.629%, due 11/1/22	$ 21,000,000	21,000,000
2.898%, due 11/8/22	15,000,000	14,991,565
3.103%, due 11/15/22	4,540,000	4,534,531
3.387%, due 11/22/22	17,000,000	16,966,502
Total U.S. Treasury Debt (Cost $57,492,598)		57,492,598
Total Short-Term Investments (Cost $489,114,898)	100.0%	489,114,898
Other Assets, Less Liabilities	(0.0)‡	(175,985)
Net Assets	100.0%	$ 488,938,913

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Interest rate shown represents yield to maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay Money Market Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Commercial Paper	$ —	$ 399,707,300	$ —	$ 399,707,300
Repurchase Agreements	—	31,915,000	—	31,915,000
U.S. Treasury Debt	—	57,492,598	—	57,492,598
Total Investments in Securities	$ —	$ 489,114,898	$ —	$ 489,114,898

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in securities, at value (amortized cost $457,199,898)	$457,199,898
Repurchase agreements, at value (amortized cost $31,915,000)	31,915,000
Cash	614
Receivables:
Fund shares sold	473,209
Interest	2,666
Other assets	46,374
Total assets	489,637,761
Liabilities
Payables:
Fund shares redeemed	346,150
Manager (See Note 3)	169,216
Transfer agent (See Note 3)	116,623
Shareholder communication	21,377
Professional fees	12,870
Custodian	5,164
Trustees	195
Accrued expenses	8,595
Dividends payable	18,658
Total liabilities	698,848
Net assets	$488,938,913
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 4,889,557
Additional paid-in-capital	484,025,439
488,914,996
Total distributable earnings (loss)	23,917
Net assets	$488,938,913
Class A
Net assets applicable to outstanding shares	$427,378,485
Shares of beneficial interest outstanding	427,381,908
Net asset value and offering price per share outstanding	$ 1.00
Investor Class
Net assets applicable to outstanding shares	$ 19,326,578
Shares of beneficial interest outstanding	19,336,369
Net asset value and offering price per share outstanding	$ 1.00
Class B
Net assets applicable to outstanding shares	$ 23,696,146
Shares of beneficial interest outstanding	23,699,636
Net asset value and offering price per share outstanding	$ 1.00
Class C
Net assets applicable to outstanding shares	$ 18,463,878
Shares of beneficial interest outstanding	18,463,910
Net asset value and offering price per share outstanding	$ 1.00
SIMPLE Class
Net assets applicable to outstanding shares	$ 73,826
Shares of beneficial interest outstanding	73,827
Net asset value and offering price per share outstanding	$ 1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Money Market Fund

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Interest	$5,026,275
Expenses
Manager (See Note 3)	1,809,235
Transfer agent (See Note 3)	525,616
Registration	110,337
Professional fees	81,687
Custodian	12,689
Shareholder communication	10,580
Trustees	9,549
Miscellaneous	15,816
Total expenses before waiver/reimbursement	2,575,509
Expense waiver/reimbursement from Manager (See Note 3)	(815,497)
Net expenses	1,760,012
Net investment income (loss)	3,266,263
Realized Gain (Loss)
Net realized gain (loss) on investments	(8,910)
Net increase (decrease) in net assets resulting from operations	$3,257,353
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 3,266,263	$ 45,564
Net realized gain (loss)	(8,910)	2,652
Net increase (decrease) in net assets resulting from operations	3,257,353	48,216
Distributions to shareholders:
Class A	(2,920,592)	(38,110)
Investor Class	(109,797)	(2,527)
Class B	(132,408)	(2,768)
Class C	(103,073)	(2,115)
SIMPLE Class	(394)	(4)
Total distributions to shareholders	(3,266,264)	(45,524)
Capital share transactions:
Net proceeds from sales of shares	533,186,206	368,286,798
Net asset value of shares issued to shareholders in reinvestment of distributions	3,179,577	36,445
Cost of shares redeemed	(467,932,037)	(449,690,249)
Increase (decrease) in net assets derived from capital share transactions	68,433,746	(81,367,006)
Net increase (decrease) in net assets	68,424,835	(81,364,314)
Net Assets
Beginning of year	420,514,078	501,878,392
End of year	$ 488,938,913	$ 420,514,078
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Money Market Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss) (a)	0.01	0.00‡	0.00‡	0.02	0.01
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	0.00‡	(0.00)‡
Total from investment operations	0.01	0.00‡	0.00‡	0.02	0.01
Less distributions:
From net investment income	(0.01)	(0.00)‡	(0.00)‡	(0.02)	(0.01)
Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (b)	0.70%	0.01%	0.45%	1.84%	1.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.75%	0.01%	0.37%	1.82%	1.20%
Net expenses	0.37%	0.12%	0.39%	0.56%	0.57%
Expenses (before waiver/reimbursement)	0.52%	0.54%	0.55%	0.56%	0.57%
Net assets at end of year (in 000’s)	$ 427,378	$ 354,743	$ 415,041	$ 290,421	$ 235,855

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss) (a)	0.01	0.00‡	0.00‡	0.02	0.01
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	0.00‡	(0.00)‡
Total from investment operations	0.01	0.00‡	0.00‡	0.02	0.01
Less distributions:
From net investment income	(0.01)	(0.00)‡	(0.00)‡	(0.02)	(0.01)
Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (b)	0.56%	0.01%	0.35%	1.59%	0.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.53%	0.01%	0.33%	1.58%	0.97%
Net expenses	0.49%	0.12%	0.51%	0.80%	0.80%
Expenses (before waiver/reimbursement)	0.84%	0.96%	0.91%	0.88%	0.84%
Net assets at end of year (in 000's)	$ 19,327	$ 22,096	$ 28,427	$ 28,133	$ 26,548

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss) (a)	0.01	0.00‡	0.00‡	0.02	0.01
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	0.00‡	(0.00)‡
Total from investment operations	0.01	0.00‡	0.00‡	0.02	0.01
Less distributions:
From net investment income	(0.01)	(0.00)‡	(0.00)‡	(0.02)	(0.01)
Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (b)	0.56%	0.01%	0.35%	1.59%	0.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.54%	0.01%	0.35%	1.59%	0.96%
Net expenses	0.49%	0.12%	0.52%	0.80%	0.80%
Expenses (before waiver/reimbursement)	0.84%	0.97%	0.90%	0.88%	0.84%
Net assets at end of year (in 000’s)	$ 23,696	$ 25,709	$ 30,215	$ 32,981	$ 37,284

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss) (a)	0.01	0.00‡	0.00‡	0.02	0.01
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	0.00‡	(0.00)‡
Total from investment operations	0.01	0.00‡	0.00‡	0.02	0.01
Less distributions:
From net investment income	(0.01)	(0.00)‡	(0.00)‡	(0.02)	(0.01)
Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (b)	0.56%	0.01%	0.35%	1.60%	0.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.55%	0.01%	0.27%	1.59%	0.94%
Net expenses	0.52%	0.12%	0.50%	0.80%	0.80%
Expenses (before waiver/reimbursement)	0.84%	0.96%	0.90%	0.88%	0.84%
Net assets at end of year (in 000’s)	$ 18,464	$ 17,941	$ 28,171	$ 20,308	$ 22,983

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Money Market Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class	2022	2021	2020
Net asset value at beginning of period	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss) (a)	0.01	0.00‡	(0.00)‡
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡
Total from investment operations	0.01	0.00‡	0.00‡
Less distributions:
From net investment income	(0.01)	(0.00)‡	(0.00)‡
Net asset value at end of period	$ 1.00	$ 1.00	$ 1.00
Total investment return (b)	0.56%	0.01%	0.00%‡‡
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.58%	0.01%	(0.02)%††
Net expenses	0.51%	0.12%	0.19%††
Expenses (before waiver/reimbursement)	0.84%	0.97%	0.95%††
Net assets at end of period (in 000’s)	$ 74	$ 25	$ 25

^	Inception date.
‡	Less than one cent per share.
‡‡	Less than one-tenth percent.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Money Market Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
SIMPLE Class	August 31, 2020
Class R6	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2020 but have not yet commenced operations.
Class A, Class C, Investor Class and SIMPLE Class shares are offered at net asset value (“NAV”) without an initial sales charge. Class R6 shares are expected to be offered at net asset value (“NAV”) without an initial sales charge if such shares are offered in the future. Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.
The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Valuation of Shares. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
(B) Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs

18

from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October
31, 2022, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
19

Notes to Financial Statements (continued)
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(C) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Fund from the Underlying Funds are recorded on the ex-dividend date.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.
Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund's custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. Repurchase agreements as of October 31, 2022, are shown in the Portfolio of Investments.
(I) Debt Securities Risk.  The Fund’s investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates or assessments of an issuer’s credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund.
The Fund may also invest in U.S. dollar-denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by,

20

among other things, economic or political developments in a specific country, industry or region.
(J) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion. During the year ended October 31, 2022, the effective management fee rate was 0.40% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.70%; Investor Class, 0.80%; Class B, 0.80%; Class C, 0.80% and SIMPLE Class, 0.80%. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
21

Notes to Financial Statements (continued)
New York Life Investments may voluntarily waive fees or reimburse expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund’s during periods when expenses have a significant impact on the yield of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $1,809,235 and paid the Subadvisor in the amount of $891,275. Additionally, New York Life Investments reimbursed expenses in the amount of $815,497, without which the Fund's total returns would have been lower.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Sales Charges.  Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another fund within the MainStay Group of Funds. The Fund was advised that the Distributor received from shareholders the proceeds from CDSCs of Class A, Class B and Class C during the year ended October 31, 2022, of $236,451, $14,964 and $4,201, respectively.
(C) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$278,205	$—
Investor Class	80,464	—
Class B	95,238	—
Class C	71,449	—
SIMPLE Class	260	—
(D) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(E) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$25,094	34.0%
Note 4-Federal Income Tax
The amortized cost also represents the aggregate cost for federal income tax purposes.
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$51,620	$(9,046)	$(18,657)	$—	$23,917
The other temporary differences are primarily due to dividends payable.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2022 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$1,559	$(1,559)
The reclassifications for the Fund are primarily due to excise taxes paid.

22

As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $9,046, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$9	$—
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$3,266,264	$45,524
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 7–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A (at $1 per share)	Shares
Year ended October 31, 2022:
Shares sold	501,242,230
Shares issued to shareholders in reinvestment of distributions	2,840,624
Shares redeemed	(437,742,190)
Net increase (decrease) in shares outstanding before conversion	66,340,664
Shares converted into Class A (See Note 1)	6,333,245
Shares converted from Class A (See Note 1)	(31,127)
Net increase (decrease)	72,642,782
Year ended October 31, 2021:
Shares sold	340,675,734
Shares issued to shareholders in reinvestment of distributions	20,131
Shares redeemed	(410,827,373)
Shares converted into Class A (See Note 1)	9,888,238
Shares converted from Class A (See Note 1)	(55,680)
Net increase (decrease)	(60,298,950)

Investor Class (at $1 per share)	Shares
Year ended October 31, 2022:
Shares sold	15,993,287
Shares issued to shareholders in reinvestment of distributions	106,552
Shares redeemed	(12,623,425)
Net increase (decrease) in shares outstanding before conversion	3,476,414
Shares converted into Investor Class (See Note 1)	54,453
Shares converted from Investor Class (See Note 1)	(6,299,663)
Net increase (decrease)	(2,768,796)
Year ended October 31, 2021:
Shares sold	16,943,609
Shares issued to shareholders in reinvestment of distributions	811
Shares redeemed	(14,259,565)
Shares converted into Investor Class (See Note 1)	175,065
Shares converted from Investor Class (See Note 1)	(9,191,211)
Net increase (decrease)	(6,331,291)

Class B (at $1 per share)	Shares
Year ended October 31, 2022:
Shares sold	1,717,725
Shares issued to shareholders in reinvestment of distributions	130,661
Shares redeemed	(3,810,689)
Net increase (decrease) in shares outstanding before conversion	(1,962,303)
Shares converted from Class B (See Note 1)	(50,239)
Net increase (decrease)	(2,012,542)
Year ended October 31, 2021:
Shares sold	1,636,627
Shares issued to shareholders in reinvestment of distributions	2,084
Shares redeemed	(6,104,060)
Shares converted from Class B (See Note 1)	(40,794)
Net increase (decrease)	(4,506,143)

23

Notes to Financial Statements (continued)
Class C (at $1 per share)	Shares
Year ended October 31, 2022:
Shares sold	14,098,553
Shares issued to shareholders in reinvestment of distributions	101,346
Shares redeemed	(13,669,897)
Net increase (decrease) in shares outstanding before conversion	530,002
Shares converted from Class C (See Note 1)	(6,668)
Net increase (decrease)	523,334
Year ended October 31, 2021:
Shares sold	9,030,802
Shares issued to shareholders in reinvestment of distributions	1,824
Shares redeemed	(18,486,789)
Shares converted from Class C (See Note 1)	(775,618)
Net increase (decrease)	(10,229,781)

SIMPLE Class (at $1 per share)	Shares
Year ended October 31, 2022:
Shares sold	134,386
Shares issued to shareholders in reinvestment of distributions	393
Shares redeemed	(85,956)
Net increase (decrease)	48,823
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	3
Net increase (decrease)	3
Note 8–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 9–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Money Market Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
25

Federal Income Tax Information
(Unaudited)
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file a Form N-MFP every month disclosing its portfolio holdings. The Fund's Form N-MFP is available free of charge upon request by calling New York Life Investments at 800-624-6782.
26

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
27

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
28	MainStay Money Market Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
29

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013932.2MS229-22	MSMM11-12/22
(NYLIM) NL214

MainStay Winslow Large Cap Growth Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	7/1/1995	-35.46%	9.33%	12.39%	0.94%
		Excluding sales charges		-31.71	10.57	13.02	0.94
Investor Class Shares[2]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	-35.16	9.19	12.29	1.09
		Excluding sales charges		-31.75	10.44	12.93	1.09
Class B Shares[3]	Maximum 5% CDSC	With sales charges	4/1/2005	-34.70	9.43	12.08	1.84
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-32.29	9.60	12.08	1.84
Class C Shares	Maximum 1% CDSC	With sales charges	4/1/2005	-32.77	9.61	12.08	1.84
	if Redeemed Within One Year of Purchase	Excluding sales charges		-32.29	9.61	12.08	1.84
Class I Shares	No Sales Charge		4/1/2005	-31.55	10.83	13.30	0.69
Class R1 Shares	No Sales Charge		4/1/2005	-31.62	10.71	13.19	0.79
Class R2 Shares	No Sales Charge		4/1/2005	-31.74	10.47	12.91	1.04
Class R3 Shares	No Sales Charge		4/28/2006	-31.98	10.17	12.62	1.29
Class R6 Shares	No Sales Charge		6/17/2013	-31.50	10.93	12.57	0.63
SIMPLE Class Shares	No Sales Charge		8/31/2020	-32.02	N/A	-5.67	1.34

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Growth Index[1]	-24.60%	12.59%	14.69%
S&P 500® Index[2]	-14.61	10.44	12.79
Morningstar Large Growth Category Average[3]	-28.57	9.11	11.95

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Russell 1000® Growth Index is the Fund's primary benchmark. The Russell 1000® Growth Index is a broad-based benchmark that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.
2.	The S&P 500® Index is the Fund's secondary benchmark. “S&P 500®" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Winslow Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Winslow Large Cap Growth Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$902.20	$4.70	$1,020.26	$4.99	0.98%
Investor Class Shares	$1,000.00	$901.50	$5.46	$1,019.46	$5.80	1.14%
Class B Shares	$1,000.00	$898.00	$9.04	$1,015.68	$9.60	1.89%
Class C Shares	$1,000.00	$897.60	$9.04	$1,015.68	$9.60	1.89%
Class I Shares	$1,000.00	$902.30	$3.50	$1,021.53	$3.72	0.73%
Class R1 Shares	$1,000.00	$901.60	$3.98	$1,021.02	$4.23	0.83%
Class R2 Shares	$1,000.00	$902.20	$5.18	$1,019.76	$5.50	1.08%
Class R3 Shares	$1,000.00	$899.90	$6.37	$1,018.50	$6.77	1.33%
Class R6 Shares	$1,000.00	$903.60	$3.07	$1,021.98	$3.26	0.64%
SIMPLE Class Shares	$1,000.00	$899.80	$6.70	$1,018.15	$7.12	1.40%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2022 (Unaudited)
Software	14.3%
IT Services	12.0
Hotels, Restaurants & Leisure	8.7
Life Sciences Tools & Services	6.2
Semiconductors & Semiconductor Equipment	6.1
Health Care Equipment & Supplies	5.5
Road & Rail	4.4
Health Care Providers & Services	4.0
Pharmaceuticals	4.0
Technology Hardware, Storage & Peripherals	3.8
Interactive Media & Services	3.5
Multiline Retail	3.3
Energy Equipment & Services	3.2
Food & Staples Retailing	2.9
Capital Markets	2.7%
Machinery	2.5
Chemicals	2.2
Automobiles	2.1
Textiles, Apparel & Luxury Goods	2.0
Internet & Direct Marketing Retail	1.9
Health Care Technology	1.6
Personal Products	1.0
Professional Services	0.9
Short–Term Investment	1.9
Other Assets, Less Liabilities	–0.7
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Visa, Inc., Class A
3.	UnitedHealth Group, Inc.
4.	Apple, Inc.
5.	Mastercard, Inc., Class A
6.	Alphabet, Inc.
7.	Chipotle Mexican Grill, Inc.
8.	Dollar Tree, Inc.
9.	Schlumberger NV
10.	Costco Wholesale Corp.

8	MainStay Winslow Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Justin H. Kelly, CFA, Patrick M. Burton, CFA, and Peter A. Dlugosch of Winslow Capital Management, LLC, the Fund’s Subadvisor.
How did MainStay Winslow Large Cap Growth Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay Winslow Large Cap Growth Fund returned −31.55%, underperforming the −24.60% return of the Fund’s primary benchmark, the Russell 1000® Growth Index. Over the same period, Class I shares also underperformed the −14.61% return of the S&P 500® Index, which is the Fund’s secondary benchmark, and the −28.57% return of the Morningstar Large Growth Category Average.1
Were there any changes to the Fund during the reporting period?
Effective February 28, 2022, Peter A. Dlugosch was added as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
Equity market volatility, which manifested in the fourth quarter of 2021 for the highest growth companies, continued and broadened in 2022 as the markets grappled with inflation levels near 40-year highs and an increasingly hawkish U.S. Federal Reserve. Russia’s war in Ukraine exacerbated inflation trends, most notably in food and energy, while simultaneously increasing the risk of a recession in Europe. COVID-19 infection rates receded around much of the globe but rolling outbreaks in China further disrupted supply chains. Stagflation, last experienced 40 years ago, became a mounting global risk, sharpening the need for efficacious global monetary policy.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
All major global equity indices declined in the risk-off environment that prevailed during the reporting period. Large-cap growth equities, which had handily led the markets for more than five years, were the worst performers. Outperformance by the energy, consumer staples, utilities and industrial sectors helped drive stronger relative returns for value stocks.
Rapidly evolving market inputs proved challenging for active equity management in the short-term; the majority of active large-cap managers failed to outperform the Russell 1000® Growth Index during the reporting period.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors made the weakest contributions?
Relative to the Russell 1000® Growth Index, the consumer discretionary and materials sectors made the strongest positive contributions to the Fund’s performance during the reporting period despite delivering negative absolute returns. (Contributions take weightings and total returns into account.) The information technology and health care sectors detracted the most.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period included energy services and technology company Schlumberger, health care plan provider UnitedHealth Group and multinational technology company Apple.
Schlumberger shares benefited from soaring oil and gas prices during the reporting period, with several trends fostering comfort in elevated crude oil price forecasts for at least several years. These trends included restraint on the part of U.S. exploration & production companies, pricing discipline from the OPEC+ oil-producing nations and rising geopolitical tensions. The Fund initiated its position in Schlumberger during the reporting period.
UnitedHealth Group is both the largest health insurer and the largest provider of healthcare services (from information technology to outpatient medical treatment) in the United States. This combination yields a consistent model of high-single-digit revenue growth and low double-digit earnings-per-share growth with little macroeconomic sensitivity, a defensive profile that markets favored during the reporting period. The Fund added to its position in this long-time holding during the reporting period.
Apple generates high returns on invested capital, benefiting from strong operational execution and a significant competitive advantage in the smartphone business, which represents more than 50% of total revenue. During the reporting period, the Fund sold its position in Apple, but later repurchased it.
The three most significant detractors from the Fund’s absolute performance during the reporting period were software company Microsoft Corp., e-commerce company Amazon.com and electric vehicle maker Tesla.
Microsoft, one of the Fund’s core holdings in software, generated sustainable double-digit growth driven by continued adoption of Azure, Microsoft’s cloud computing platform, by enterprise customers as they moved their workloads to clouds and migrated to Office 365. Shares were undermined by the prevailing, market-wide underperformance of large-cap growth stocks, and by a disappointing earnings report during a recent quarter, which increased valuation compression.
Shares in Amazon were negatively impacted by inflationary cost pressures, as well as the company’s overbuilt fulfillment center capacity, as consumer demand waned post-pandemic. We believe, however, that Amazon will show better operating leverage as they slow capital expenditures in the near term.
As the leading global manufacturer of electric vehicles, we believe Tesla is well positioned to benefit from the acceleration in electric vehicle adoption that’s expected over the coming years. The company also stands to benefit from provisions in the Inflation Reduction Act relating to domestic battery pack and cell production, as well as tax credits for U.S. consumers who purchase electric vehicles. Shares declined during the reporting

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

period due to concerns regarding the company’s ability to meet delivery forecasts and CEO Elon Musk’s pricey acquisition of social media company Twitter.
The Fund’s position sizes in Microsoft, Amazon and Tesla declined during the reporting period, although all three holdings remained in the Fund.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund’s largest purchases included Schlumberger, described above, and discount retailer Costco Wholesale. Costco continues to show strong traffic and market share gains even as the pandemic wanes. In our opinion, the company’s strong value proposition resonates with consumers. Both Schlumberger and Costco were new purchases during the reporting period and were still held as of the end of the period.
The Fund’s largest sales during the reporting period included Amazon and Microsoft, both described above. While we reduced the Fund’s position in Amazon due to the negative impact of inflationary cost pressures and overbuilt fulfillment center capacity, we believe the company will show better operating leverage as they slow capital expenditures in the near term. We reduced the Fund’s Microsoft exposure to a slightly underweight position relative to the Russell 1000® Growth Index in light of the company’s foreign currency exposure, as well as its vulnerability to slowing PC demand and potential weakness in its Office commercial unit. However, the Fund still holds a sizeable position in the company, reflecting our belief that Microsoft’s Azure division will benefit disproportionately as enterprise customers continue to move to the cloud. We reduced the size of the Fund’s positions in Amazon and Microsoft, however, both remain holdings of the Fund as of the end of the period.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, several material changes occurred to the Fund’s positioning at the sector level. The largest decrease in exposure was in the communication services sector, followed by information technology. Conversely, the largest sector increase was in health care, followed by energy. All other sector exposures remained relatively unchanged.
How was the Fund positioned at the end of the reporting period?
The portfolio structure changed materially, reflecting the dramatic shifts in both the economic and geopolitical landscape that occurred during the reporting period. As of October 31, 2022, consistent growth represented the largest percentage of holdings, a significantly overweight allocation relative to the Russell 1000® Growth Index. This reflects the heightened level of macro/geopolitical uncertainty implicit in the current environment, and our view that these highly profitable, high free-cash-flow-generating companies are not as susceptible to higher interest rates as other large-cap growth stocks.
The Fund’s cyclical growth holdings, the Fund’s second-largest allocation, increased modestly during the reporting period. However, as of the end of the reporting period, it remained a significantly underweight allocation relative to the Index, underscoring our preference for secular growth stocks in a slowing growth environment.
As of the end of the reporting period, dynamic growth represented the Fund’s smallest allocation. While the size of this allocation declined during the reporting period, the Fund continues to hold modestly overweight exposure relative to the Index to these types of companies. The reduction in the Fund’s dynamic growth holdings came largely in the “high growth cohort,” as we believe this segment is unlikely to regain the valuation multiples they enjoyed during the work-from-home/zero-interest-rate/government-stimulus-driven days of the past several years.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Winslow Large Cap Growth Fund

Portfolio of Investments October 31, 2022†
	Shares	Value
Common Stocks 98.8%
Automobiles 2.1%
Tesla, Inc. (a)	1,042,100	$ 237,119,434
Capital Markets 2.7%
Moody's Corp.	588,250	155,809,777
MSCI, Inc.	320,700	150,363,402
		306,173,179
Chemicals 2.2%
Linde plc	838,830	249,426,101
Energy Equipment & Services 3.2%
Schlumberger NV	6,891,080	358,542,892
Food & Staples Retailing 2.9%
Costco Wholesale Corp.	658,200	330,087,300
Health Care Equipment & Supplies 5.5%
ABIOMED, Inc. (a)	759,400	191,429,552
IDEXX Laboratories, Inc. (a)	403,700	145,202,816
Intuitive Surgical, Inc. (a)	1,152,400	284,032,028
		620,664,396
Health Care Providers & Services 4.0%
UnitedHealth Group, Inc.	821,800	456,222,270
Health Care Technology 1.6%
Veeva Systems, Inc., Class A (a)	1,075,350	180,594,279
Hotels, Restaurants & Leisure 8.7%
Chipotle Mexican Grill, Inc. (a)	247,470	370,791,725
Hilton Worldwide Holdings, Inc.	1,718,900	232,498,414
McDonald's Corp.	639,100	174,257,006
Starbucks Corp.	2,384,000	206,430,560
		983,977,705
Interactive Media & Services 3.5%
Alphabet, Inc. (a)
Class A	2,260,720	213,660,647
Class C	2,008,520	190,126,503
		403,787,150
Internet & Direct Marketing Retail 1.9%
Amazon.com, Inc. (a)	2,127,400	217,930,856
	Shares	Value

IT Services 12.0%
Accenture plc, Class A	794,900	$ 225,672,110
Gartner, Inc. (a)	760,740	229,682,621
Mastercard, Inc., Class A	1,266,000	415,475,880
Visa, Inc., Class A	2,398,300	496,831,828
		1,367,662,439
Life Sciences Tools & Services 6.2%
Agilent Technologies, Inc.	1,697,400	234,835,290
Bio-Techne Corp.	469,400	139,064,444
Danaher Corp.	513,900	129,333,213
IQVIA Holdings, Inc. (a)	972,900	203,987,943
		707,220,890
Machinery 2.5%
Deere & Co.	723,900	286,534,098
Multiline Retail 3.3%
Dollar Tree, Inc. (a)	2,337,000	370,414,500
Personal Products 1.0%
Estee Lauder Cos., Inc. (The), Class A	582,820	116,849,582
Pharmaceuticals 4.0%
AstraZeneca plc, Sponsored ADR	3,044,900	179,070,569
Zoetis, Inc.	1,809,640	272,857,519
		451,928,088
Professional Services 0.9%
CoStar Group, Inc. (a)	1,249,200	103,333,824
Road & Rail 4.4%
CSX Corp.	5,985,310	173,933,109
Union Pacific Corp.	1,649,600	325,202,144
		499,135,253
Semiconductors & Semiconductor Equipment 6.1%
Analog Devices, Inc.	1,638,240	233,645,789
ASML Holding NV (Registered)	545,370	257,643,695
NVIDIA Corp.	1,503,550	202,934,144
		694,223,628
Software 14.3%
Adobe, Inc. (a)	281,110	89,533,535
Atlassian Corp., Class A (a)	360,750	73,134,848
Intuit, Inc.	673,210	287,797,275
Microsoft Corp.	3,250,230	754,475,890
Palo Alto Networks, Inc. (a)	1,151,800	197,637,362

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
Software (continued)
ServiceNow, Inc. (a)	525,110	$ 220,934,781
		1,623,513,691
Technology Hardware, Storage & Peripherals 3.8%
Apple, Inc.	2,840,800	435,608,272
Textiles, Apparel & Luxury Goods 2.0%
Lululemon Athletica, Inc. (a)	676,500	222,595,560
Total Common Stocks (Cost $8,719,170,708)		11,223,545,387
Short-Term Investment 1.9%
Affiliated Investment Company 1.9%
MainStay U.S. Government Liquidity Fund, 2.905% (b)(c)	209,898,796	209,898,796
Total Short-Term Investment (Cost $209,898,796)		209,898,796
Total Investments (Cost $8,929,069,504)	100.7%	11,433,444,183
Other Assets, Less Liabilities	(0.7)	(78,896,448)
Net Assets	100.0%	$ 11,354,547,735

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	As of October 31, 2022, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(c)	Current yield as of October 31, 2022.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 238,863	$ 3,367,405	$ (3,396,369)	$ —	$ —	$ 209,899	$ 564	$ —	209,899

Abbreviation(s):
ADR—American Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Winslow Large Cap Growth Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 11,223,545,387	$ —	$ —	$ 11,223,545,387
Short-Term Investment
Affiliated Investment Company	209,898,796	—	—	209,898,796
Total Investments in Securities	$ 11,433,444,183	$ —	$ —	$ 11,433,444,183

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $8,719,170,708)	$11,223,545,387
Investment in affiliated investment companies, at value (identified cost $209,898,796)	209,898,796
Cash	30,997
Receivables:
Investment securities sold	33,598,571
Fund shares sold	12,495,250
Dividends	3,710,193
Securities lending	182
Other assets	22,233
Total assets	11,483,301,609
Liabilities
Payables:
Investment securities purchased	112,738,827
Fund shares redeemed	7,949,026
Manager (See Note 3)	5,766,608
Transfer agent (See Note 3)	1,346,959
NYLIFE Distributors (See Note 3)	386,798
Shareholder communication	325,532
Professional fees	186,732
Custodian	36,640
Accrued expenses	16,752
Total liabilities	128,753,874
Net assets	$11,354,547,735
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 12,539,397
Additional paid-in-capital	7,595,358,135
7,607,897,532
Total distributable earnings (loss)	3,746,650,203
Net assets	$11,354,547,735
Class A
Net assets applicable to outstanding shares	$1,065,870,285
Shares of beneficial interest outstanding	132,740,280
Net asset value per share outstanding	$ 8.03
Maximum sales charge (5.50% of offering price)	0.47
Maximum offering price per share outstanding	$ 8.50
Investor Class
Net assets applicable to outstanding shares	$ 64,065,330
Shares of beneficial interest outstanding	8,238,431
Net asset value per share outstanding	$ 7.78
Maximum sales charge (5.00% of offering price)	0.41
Maximum offering price per share outstanding	$ 8.19
Class B
Net assets applicable to outstanding shares	$ 9,408,351
Shares of beneficial interest outstanding	1,783,487
Net asset value and offering price per share outstanding	$ 5.28
Class C
Net assets applicable to outstanding shares	$ 46,832,502
Shares of beneficial interest outstanding	8,905,932
Net asset value and offering price per share outstanding	$ 5.26
Class I
Net assets applicable to outstanding shares	$6,016,574,490
Shares of beneficial interest outstanding	650,914,170
Net asset value and offering price per share outstanding	$ 9.24
Class R1
Net assets applicable to outstanding shares	$ 721,142,464
Shares of beneficial interest outstanding	81,912,228
Net asset value and offering price per share outstanding	$ 8.80
Class R2
Net assets applicable to outstanding shares	$ 106,414,228
Shares of beneficial interest outstanding	13,426,537
Net asset value and offering price per share outstanding	$ 7.93
Class R3
Net assets applicable to outstanding shares	$ 38,026,639
Shares of beneficial interest outstanding	5,352,883
Net asset value and offering price per share outstanding	$ 7.10
Class R6
Net assets applicable to outstanding shares	$3,285,993,133
Shares of beneficial interest outstanding	350,637,242
Net asset value and offering price per share outstanding	$ 9.37

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Winslow Large Cap Growth Fund

SIMPLE Class
Net assets applicable to outstanding shares	$220,313
Shares of beneficial interest outstanding	28,527
Net asset value and offering price per share outstanding	$ 7.72
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $530,560)	$ 78,444,504
Dividends-affiliated	563,987
Securities lending, net	20,607
Total income	79,029,098
Expenses
Manager (See Note 3)	81,803,817
Transfer agent (See Note 3)	7,986,790
Distribution/Service—Class A (See Note 3)	3,338,616
Distribution/Service—Investor Class (See Note 3)	202,136
Distribution/Service—Class B (See Note 3)	139,893
Distribution/Service—Class C (See Note 3)	638,585
Distribution/Service—Class R2 (See Note 3)	336,387
Distribution/Service—Class R3 (See Note 3)	243,282
Distribution/Service—SIMPLE Class (See Note 3)	757
Shareholder service (See Note 3)	1,078,836
Professional fees	873,388
Shareholder communication	393,625
Trustees	271,250
Registration	253,820
Custodian	155,206
Miscellaneous	502,037
Total expenses before waiver/reimbursement	98,218,425
Expense waiver/reimbursement from Manager (See Note 3)	(807,597)
Net expenses	97,410,828
Net investment income (loss)	(18,381,730)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	1,364,007,827
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(6,575,829,012)
Net realized and unrealized gain (loss)	(5,211,821,185)
Net increase (decrease) in net assets resulting from operations	$(5,230,202,915)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Winslow Large Cap Growth Fund

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (18,381,730)	$ (48,715,947)
Net realized gain (loss)	1,364,007,827	3,677,702,280
Net change in unrealized appreciation (depreciation)	(6,575,829,012)	1,807,847,917
Net increase (decrease) in net assets resulting from operations	(5,230,202,915)	5,436,834,250
Distributions to shareholders:
Class A	(364,397,755)	(77,969,502)
Investor Class	(22,722,175)	(6,618,988)
Class B	(5,810,514)	(1,541,249)
Class C	(25,393,609)	(7,351,321)
Class I	(1,557,071,002)	(355,187,292)
Class R1	(230,113,135)	(49,620,776)
Class R2	(37,915,929)	(8,981,664)
Class R3	(14,198,963)	(3,495,754)
Class R6	(894,224,087)	(207,330,897)
SIMPLE Class	(16,490)	(1,359)
Total distributions to shareholders	(3,151,863,659)	(718,098,802)
Capital share transactions:
Net proceeds from sales of shares	3,411,138,066	2,324,245,742
Net asset value of shares issued to shareholders in reinvestment of distributions	2,914,756,292	659,913,063
Cost of shares redeemed	(3,229,423,183)	(4,567,266,116)
Increase (decrease) in net assets derived from capital share transactions	3,096,471,175	(1,583,107,311)
Net increase (decrease) in net assets	(5,285,595,399)	3,135,628,137
Net Assets
Beginning of year	16,640,143,134	13,504,514,997
End of year	$11,354,547,735	$16,640,143,134
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 14.92	$ 11.08	$ 9.59	$ 9.95	$ 10.41
Net investment income (loss) (a)	(0.04)	(0.07)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	(3.74)	4.55	2.58	1.48	1.12
Total from investment operations	(3.78)	4.48	2.55	1.46	1.10
Less distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)
Total distributions	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)
Net asset value at end of year	$ 8.03	$ 14.92	$ 11.08	$ 9.59	$ 9.95
Total investment return (b)	(31.71)%	42.16%	29.44%	17.05%	12.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.37)%	(0.53)%	(0.31)%	(0.20)%	(0.21)%
Net expenses (c)	0.96%	0.93%	0.97%	0.99%	0.97%
Expenses (before waiver/reimbursement) (c)	0.96%(d)	0.94%	0.97%	0.99%	0.98%
Portfolio turnover rate	77%	66%	44%	54%	52%
Net assets at end of year (in 000’s)	$ 1,065,870	$ 1,745,833	$ 1,341,381	$ 1,008,608	$ 1,092,962

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 14.56	$ 10.84	$ 9.42	$ 9.81	$ 10.30
Net investment income (loss) (a)	(0.05)	(0.08)	(0.04)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	(3.62)	4.44	2.52	1.46	1.10
Total from investment operations	(3.67)	4.36	2.48	1.43	1.07
Less distributions:
From net realized gain on investments	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)
Net asset value at end of year	$ 7.78	$ 14.56	$ 10.84	$ 9.42	$ 9.81
Total investment return (b)	(31.75)%	41.98%	29.19%	16.96%	12.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.52)%	(0.67)%	(0.43)%	(0.31)%	(0.30)%
Net expenses (c)	1.11%	1.08%	1.10%	1.09%	1.06%
Expenses (before waiver/reimbursement) (c)	1.11%(d)	1.09%	1.10%	1.10%	1.07%
Portfolio turnover rate	77%	66%	44%	54%	52%
Net assets at end of year (in 000's)	$ 64,065	$ 106,354	$ 110,831	$ 109,236	$ 103,987

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Winslow Large Cap Growth Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 10.96	$ 8.37	$ 7.55	$ 8.26	$ 8.98
Net investment income (loss) (a)	(0.08)	(0.13)	(0.09)	(0.08)	(0.09)
Net realized and unrealized gain (loss)	(2.49)	3.36	1.97	1.19	0.93
Total from investment operations	(2.57)	3.23	1.88	1.11	0.84
Less distributions:
From net realized gain on investments	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)
Net asset value at end of year	$ 5.28	$ 10.96	$ 8.37	$ 7.55	$ 8.26
Total investment return (b)	(32.29)%	40.80%	28.37%	15.96%	11.28%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.27)%	(1.42)%	(1.17)%	(1.05)%	(1.04)%
Net expenses (d)	1.86%	1.83%	1.85%	1.84%	1.81%
Expenses (before waiver/reimbursement) (d)	1.86%(e)	1.84%	1.85%	1.85%	1.82%
Portfolio turnover rate	77%	66%	44%	54%	52%
Net assets at end of year (in 000’s)	$ 9,408	$ 20,533	$ 20,172	$ 21,015	$ 25,685

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Expense waiver/reimbursement less than 0.01%.

	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 10.93	$ 8.35	$ 7.53	$ 8.25	$ 8.96
Net investment income (loss) (a)	(0.08)	(0.13)	(0.09)	(0.07)	(0.09)
Net realized and unrealized gain (loss)	(2.48)	3.35	1.97	1.17	0.94
Total from investment operations	(2.56)	3.22	1.88	1.10	0.85
Less distributions:
From net realized gain on investments	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)
Net asset value at end of year	$ 5.26	$ 10.93	$ 8.35	$ 7.53	$ 8.25
Total investment return (b)	(32.29)%	40.77%	28.46%	15.97%	11.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.27)%	(1.42)%	(1.17)%	(1.04)%	(1.05)%
Net expenses (c)	1.86%	1.83%	1.85%	1.84%	1.81%
Expenses (before waiver/reimbursement) (c)	1.86%(d)	1.84%	1.85%	1.85%	1.82%
Portfolio turnover rate	77%	66%	44%	54%	52%
Net assets at end of year (in 000’s)	$ 46,833	$ 90,377	$ 95,761	$ 131,945	$ 197,231

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 16.66	$ 12.28	$ 10.49	$ 10.69	$ 11.06
Net investment income (loss) (a)	(0.01)	(0.04)	(0.01)	0.00‡	0.00‡
Net realized and unrealized gain (loss)	(4.30)	5.06	2.86	1.62	1.20
Total from investment operations	(4.31)	5.02	2.85	1.62	1.20
Less distributions:
From net investment income	—	—	—	—	(0.01)
From net realized gain on investments	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)
Total distributions	(3.11)	(0.64)	(1.06)	(1.82)	(1.57)
Net asset value at end of year	$ 9.24	$ 16.66	$ 12.28	$ 10.49	$ 10.69
Total investment return (b)	(31.55)%	42.46%	29.80%	17.29%	12.54%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.11)%	(0.28)%	(0.06)%	0.05%	0.04%
Net expenses (d)	0.71%	0.68%	0.72%	0.74%	0.72%
Expenses (before waiver/reimbursement) (d)	0.71%(e)	0.69%	0.72%	0.74%	0.73%
Portfolio turnover rate	77%	66%	44%	54%	52%
Net assets at end of year (in 000’s)	$ 6,016,574	$ 8,434,291	$ 6,824,224	$ 6,080,320	$ 6,275,780

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Expense waiver/reimbursement less than 0.01%.

	Year Ended October 31,
Class R1	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 16.03	$ 11.85	$ 10.17	$ 10.43	$ 10.83
Net investment income (loss) (a)	(0.02)	(0.05)	(0.02)	(0.00)‡	(0.01)
Net realized and unrealized gain (loss)	(4.10)	4.87	2.76	1.56	1.17
Total from investment operations	(4.12)	4.82	2.74	1.56	1.16
Less distributions:
From net realized gain on investments	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)
Net asset value at end of year	$ 8.80	$ 16.03	$ 11.85	$ 10.17	$ 10.43
Total investment return (b)	(31.62)%	42.30%	29.64%	17.25%	12.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.22)%	(0.38)%	(0.15)%	(0.04)%	(0.06)%
Net expenses (c)	0.81%	0.78%	0.82%	0.84%	0.82%
Expenses (before waiver/reimbursement) (c)	0.81%(d)	0.79%	0.82%	0.84%	0.83%
Portfolio turnover rate	77%	66%	44%	54%	52%
Net assets at end of year (in 000’s)	$ 721,142	$ 1,207,903	$ 914,359	$ 919,236	$ 1,102,423

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Winslow Large Cap Growth Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 14.78	$ 10.99	$ 9.53	$ 9.90	$ 10.38
Net investment income (loss) (a)	(0.04)	(0.08)	(0.04)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	(3.70)	4.51	2.56	1.48	1.11
Total from investment operations	(3.74)	4.43	2.52	1.45	1.08
Less distributions:
From net realized gain on investments	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)
Net asset value at end of year	$ 7.93	$ 14.78	$ 10.99	$ 9.53	$ 9.90
Total investment return (b)	(31.74)%	42.04%	29.29%	16.89%	12.17%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.47)%	(0.63)%	(0.40)%	(0.29)%	(0.31)%
Net expenses (d)	1.06%	1.03%	1.07%	1.09%	1.07%
Expenses (before waiver/reimbursement) (d)	1.06%(e)	1.04%	1.07%	1.09%	1.08%
Portfolio turnover rate	77%	66%	44%	54%	52%
Net assets at end of year (in 000’s)	$ 106,414	$ 188,790	$ 159,297	$ 163,288	$ 227,298

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Expense waiver/reimbursement less than 0.01%.

	Year Ended October 31,
Class R3	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 13.60	$ 10.19	$ 8.93	$ 9.41	$ 9.96
Net investment income (loss) (a)	(0.06)	(0.10)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	(3.33)	4.15	2.38	1.39	1.06
Total from investment operations	(3.39)	4.05	2.32	1.34	1.01
Less distributions:
From net realized gain on investments	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)
Net asset value at end of year	$ 7.10	$ 13.60	$ 10.19	$ 8.93	$ 9.41
Total investment return (b)	(31.98)%	41.60%	28.99%	16.69%	11.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.72)%	(0.88)%	(0.65)%	(0.55)%	(0.55)%
Net expenses (c)	1.31%	1.28%	1.32%	1.34%	1.32%
Expenses (before waiver/reimbursement) (c)	1.31%(d)	1.29%	1.32%	1.34%	1.33%
Portfolio turnover rate	77%	66%	44%	54%	52%
Net assets at end of year (in 000’s)	$ 38,027	$ 63,195	$ 56,657	$ 57,283	$ 61,850

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R6	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 16.84	$ 12.39	$ 10.58	$ 10.76	$ 11.12
Net investment income (loss) (a)	(0.00)‡	(0.03)	0.00‡	0.01	0.01
Net realized and unrealized gain (loss)	(4.36)	5.12	2.88	1.63	1.21
Total from investment operations	(4.36)	5.09	2.88	1.64	1.22
Less distributions:
From net investment income	—	—	(0.01)	—	(0.02)
From net realized gain on investments	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)
Total distributions	(3.11)	(0.64)	(1.07)	(1.82)	(1.58)
Net asset value at end of year	$ 9.37	$ 16.84	$ 12.39	$ 10.58	$ 10.76
Total investment return (b)	(31.50)%	42.65%	29.83%	17.49%	12.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.04)%	(0.22)%	0.02%	0.13%	0.13%
Net expenses (c)	0.63%	0.62%	0.64%	0.64%	0.63%
Expenses (before waiver/reimbursement) (c)	0.64%	0.63%	0.64%	0.64%	0.64%
Portfolio turnover rate	77%	66%	44%	54%	52%
Net assets at end of year (in 000’s)	$ 3,285,993	$ 4,782,798	$ 3,981,812	$ 3,148,459	$ 2,463,405

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class	2022	2021	2020
Net asset value at beginning of period	$ 14.52	$ 10.84	$ 11.84*
Net investment income (loss) (a)	(0.07)	(0.12)	(0.02)
Net realized and unrealized gain (loss)	(3.62)	4.44	(0.98)
Total from investment operations	(3.69)	4.32	(1.00)
Less distributions:
From net realized gain on investments	(3.11)	(0.64)	—
Net asset value at end of period	$ 7.72	$ 14.52	$ 10.84
Total investment return (b)	(32.02)%	41.59%	(8.45)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.77)%	(0.96)%	(1.00)%††
Net expenses (c)	1.37%	1.33%	1.32%††
Expenses (before waiver/reimbursement) (c)	1.38%	1.34%	1.33%††
Portfolio turnover rate	77%	66%	44%
Net assets at end of period (in 000’s)	$ 220	$ 71	$ 23

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Winslow Large Cap Growth Fund

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Winslow Large Cap Growth Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	July 1, 1995
Investor Class	February 28, 2008
Class B	April 1, 2005
Class C	April 1, 2005
Class I	April 1, 2005
Class R1	April 1, 2005
Class R2	April 1, 2005
Class R3	April 28, 2006
Class R6	June 17, 2013
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share trans-actions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services;

23

Notes to Financial Statements (continued)
segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that

24	MainStay Winslow Large Cap Growth Fund

has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2022 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
25

Notes to Financial Statements (continued)
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2022, the Fund did not have any portfolio securities on loan.
(H) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Winslow Capital Management, LLC. (“Winslow” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% on assets over $9 billion. During the year ended October 31, 2022, the effective management fee rate was 0.61% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Fund’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Fund’s average daily net assets over $13 billion. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

26	MainStay Winslow Large Cap Growth Fund

New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.88% of the Fund’s average daily net assets. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R1 shares do not exceed 0.95%. This voluntary waiver or reimbursement may be discontinued at any time without notice.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $81,803,817 and waived fees and/or reimbursed expenses in the amount of $807,597 and paid the Subadvisor fees in the amount of $32,029,177.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and
Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2022, shareholder service fees incurred by the Fund were as follows:

Class R1	$895,625
Class R2	134,555
Class R3	48,656
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $214,083 and $26,790, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2022, of $18,173, $1,310 and $4,191, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf
27

Notes to Financial Statements (continued)
of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$1,055,498	$—
Investor Class	187,602	—
Class B	32,233	—
Class C	147,716	—
Class I	5,558,634	—
Class R1	707,587	—
Class R2	106,303	—
Class R3	38,518	—
Class R6	152,334	—
SIMPLE Class	365	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$22,030	10.0%
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$8,992,882,031	$2,807,901,644	$(367,339,492)	$2,440,562,152
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$16,207,666	$1,289,880,385	$—	$2,440,562,152	$3,746,650,203
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to to wash sale adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2022 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(96,079,478)	$96,079,478
The reclassifications for the Fund are primarily due to equalization.
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$ 549,987,364	$ 6,461
Long-Term Capital Gains	2,601,876,295	718,092,341
Total	$3,151,863,659	$718,098,802
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

28	MainStay Winslow Large Cap Growth Fund

Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $10,381,626 and $10,270,303, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	16,625,935	$ 171,252,843
Shares issued to shareholders in reinvestment of distributions	28,541,804	330,514,092
Shares redeemed	(30,234,090)	(288,975,973)
Net increase (decrease) in shares outstanding before conversion	14,933,649	212,790,962
Shares converted into Class A (See Note 1)	906,871	9,104,942
Shares converted from Class A (See Note 1)	(118,111)	(1,203,240)
Net increase (decrease)	15,722,409	$ 220,692,664
Year ended October 31, 2021:
Shares sold	22,033,022	$ 277,150,403
Shares issued to shareholders in reinvestment of distributions	5,387,054	62,220,376
Shares redeemed	(21,566,819)	(275,933,108)
Net increase (decrease) in shares outstanding before conversion	5,853,257	63,437,671
Shares converted into Class A (See Note 1)	3,416,327	43,736,806
Shares converted from Class A (See Note 1)	(13,324,070)	(192,191,173)
Net increase (decrease)	(4,054,486)	$ (85,016,696)

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	766,345	$ 7,074,265
Shares issued to shareholders in reinvestment of distributions	2,020,849	22,694,134
Shares redeemed	(1,515,150)	(12,951,150)
Net increase (decrease) in shares outstanding before conversion	1,272,044	16,817,249
Shares converted into Investor Class (See Note 1)	122,735	1,084,686
Shares converted from Investor Class (See Note 1)	(458,718)	(4,837,943)
Net increase (decrease)	936,061	$ 13,063,992
Year ended October 31, 2021:
Shares sold	1,128,446	$ 13,734,676
Shares issued to shareholders in reinvestment of distributions	586,179	6,612,105
Shares redeemed	(1,798,752)	(21,424,583)
Net increase (decrease) in shares outstanding before conversion	(84,127)	(1,077,802)
Shares converted into Investor Class (See Note 1)	117,807	1,439,267
Shares converted from Investor Class (See Note 1)	(2,952,718)	(37,155,883)
Net increase (decrease)	(2,919,038)	$ (36,794,418)

29

Notes to Financial Statements (continued)
Class B	Shares	Amount
Year ended October 31, 2022:
Shares sold	32,973	$ 228,304
Shares issued to shareholders in reinvestment of distributions	739,284	5,677,697
Shares redeemed	(322,522)	(2,010,001)
Net increase (decrease) in shares outstanding before conversion	449,735	3,896,000
Shares converted from Class B (See Note 1)	(539,254)	(3,347,320)
Net increase (decrease)	(89,519)	$ 548,680
Year ended October 31, 2021:
Shares sold	68,840	$ 639,418
Shares issued to shareholders in reinvestment of distributions	175,009	1,496,329
Shares redeemed	(361,090)	(3,390,436)
Net increase (decrease) in shares outstanding before conversion	(117,241)	(1,254,689)
Shares converted from Class B (See Note 1)	(420,928)	(3,906,383)
Net increase (decrease)	(538,169)	$ (5,161,072)

Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	1,531,291	$ 10,262,438
Shares issued to shareholders in reinvestment of distributions	2,934,389	22,448,071
Shares redeemed	(3,524,833)	(22,771,338)
Net increase (decrease) in shares outstanding before conversion	940,847	9,939,171
Shares converted from Class C (See Note 1)	(300,459)	(1,784,533)
Net increase (decrease)	640,388	$ 8,154,638
Year ended October 31, 2021:
Shares sold	1,104,348	$ 10,258,434
Shares issued to shareholders in reinvestment of distributions	768,446	6,554,845
Shares redeemed	(4,655,683)	(42,505,085)
Net increase (decrease) in shares outstanding before conversion	(2,782,889)	(25,691,806)
Shares converted from Class C (See Note 1)	(425,646)	(3,803,804)
Net increase (decrease)	(3,208,535)	$ (29,495,610)

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	206,773,027	$ 2,304,009,295
Shares issued to shareholders in reinvestment of distributions	104,600,432	1,391,185,741
Shares redeemed	(166,738,192)	(1,848,655,608)
Net increase (decrease) in shares outstanding before conversion	144,635,267	1,846,539,428
Shares converted into Class I (See Note 1)	101,332	1,181,298
Shares converted from Class I (See Note 1)	(21,339)	(189,065)
Net increase (decrease)	144,715,260	$ 1,847,531,661
Year ended October 31, 2021:
Shares sold	75,666,444	$ 1,069,786,583
Shares issued to shareholders in reinvestment of distributions	24,932,557	320,632,678
Shares redeemed	(162,239,448)	(2,363,597,119)
Net increase (decrease) in shares outstanding before conversion	(61,640,447)	(973,177,858)
Shares converted into Class I (See Note 1)	11,934,333	192,159,317
Net increase (decrease)	(49,706,114)	$ (781,018,541)

Class R1	Shares	Amount
Year ended October 31, 2022:
Shares sold	12,545,711	$ 128,752,543
Shares issued to shareholders in reinvestment of distributions	18,146,768	230,101,018
Shares redeemed	(24,117,145)	(264,354,356)
Net increase (decrease) in shares outstanding before conversion	6,575,334	94,499,205
Shares converted from Class R1 (See Note 1)	(856)	(8,825)
Net increase (decrease)	6,574,478	$ 94,490,380
Year ended October 31, 2021:
Shares sold	11,175,211	$ 154,183,022
Shares issued to shareholders in reinvestment of distributions	4,004,675	49,617,929
Shares redeemed	(17,022,741)	(234,903,685)
Net increase (decrease) in shares outstanding before conversion	(1,842,855)	(31,102,734)
Shares converted from Class R1 (See Note 1)	(7,903)	(117,121)
Net increase (decrease)	(1,850,758)	$ (31,219,855)

30	MainStay Winslow Large Cap Growth Fund

Class R2	Shares	Amount
Year ended October 31, 2022:
Shares sold	2,804,293	$ 27,795,594
Shares issued to shareholders in reinvestment of distributions	2,370,271	27,115,902
Shares redeemed	(4,522,072)	(46,339,701)
Net increase (decrease)	652,492	$ 8,571,795
Year ended October 31, 2021:
Shares sold	2,449,422	$ 30,606,721
Shares issued to shareholders in reinvestment of distributions	534,450	6,119,453
Shares redeemed	(4,703,242)	(59,789,772)
Net increase (decrease)	(1,719,370)	$ (23,063,598)

Class R3	Shares	Amount
Year ended October 31, 2022:
Shares sold	904,543	$ 7,708,409
Shares issued to shareholders in reinvestment of distributions	1,354,080	13,919,943
Shares redeemed	(1,551,868)	(13,129,182)
Net increase (decrease)	706,755	$ 8,499,170
Year ended October 31, 2021:
Shares sold	750,705	$ 8,643,290
Shares issued to shareholders in reinvestment of distributions	317,889	3,356,909
Shares redeemed	(1,971,759)	(22,966,019)
Net increase (decrease) in shares outstanding before conversion	(903,165)	(10,965,820)
Shares converted from Class R3 (See Note 1)	(13,150)	(161,745)
Net increase (decrease)	(916,315)	$ (11,127,565)

Class R6	Shares	Amount
Year ended October 31, 2022:
Shares sold	68,050,104	$ 753,843,263
Shares issued to shareholders in reinvestment of distributions	64,620,416	871,083,204
Shares redeemed	(66,095,061)	(730,228,554)
Net increase (decrease)	66,575,459	$ 894,697,913
Year ended October 31, 2021:
Shares sold	52,726,279	$ 759,200,686
Shares issued to shareholders in reinvestment of distributions	15,650,584	203,301,080
Shares redeemed	(105,667,940)	(1,542,745,590)
Net increase (decrease)	(37,291,077)	$ (580,243,824)

SIMPLE Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	22,996	$ 211,112
Shares issued to shareholders in reinvestment of distributions	1,475	16,490
Shares redeemed	(826)	(7,320)
Net increase (decrease)	23,645	$ 220,282
Year ended October 31, 2021:
Shares sold	3,503	$ 42,509
Shares issued to shareholders in reinvestment of distributions	121	1,359
Shares redeemed	(916)	(10,719)
Net increase (decrease) in shares outstanding before conversion	2,708	33,149
Shares converted into SIMPLE Class (See Note 1)	63	719
Net increase (decrease)	2,771	$ 33,868
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
31

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Winslow Large Cap Growth Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
32	MainStay Winslow Large Cap Growth Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $2,601,905,925 as long term capital gain distributions.
For the fiscal year ended October 31, 2022, the Fund designated approximately $61,402,348 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2022 should be multiplied by 9.50% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
33

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
34	MainStay Winslow Large Cap Growth Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
36	MainStay Winslow Large Cap Growth Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013907.2MS229-22	MSLG11-12/22
(NYLIM) NL221

MainStay WMC Enduring Capital Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	6/1/1998	-15.86%	8.95%	11.95%	0.91%
		Excluding sales charges		-10.96	10.19	12.58	0.91
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	-15.57	8.68	11.64	1.17
		Excluding sales charges		-11.13	9.91	12.28	1.17
Class B Shares[4]	Maximum 5% CDSC	With sales charges	6/1/1998	-15.80	8.81	11.45	1.92
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-11.79	9.10	11.45	1.92
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	-12.60	9.09	11.44	1.92
	if Redeemed Within One Year of Purchase	Excluding sales charges		-11.80	9.09	11.44	1.92
Class I Shares	No Sales Charge		12/28/2004	-10.72	10.48	12.87	0.66
Class R3 Shares	No Sales Charge		2/29/2016	-11.29	9.79	12.06	1.26
Class R6 Shares	No Sales Charge		4/26/2021	-10.69	N/A	-0.05	0.61

1.	Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Fund's prior subadvisor and principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	-14.61%	10.44%	12.79%
Russell 3000® Index[2]	-16.52	9.87	12.46
Morningstar Large Blend Category Average[3]	-14.69	8.51	10.81

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Fund's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	The Russell 3000® Index is the Fund's secondary benchmark. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
3.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC Enduring Capital Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Enduring Capital Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$973.10	$4.77	$1,020.37	$4.89	0.96%
Investor Class Shares	$1,000.00	$972.10	$5.52	$1,019.61	$5.65	1.11%
Class B Shares	$1,000.00	$968.50	$9.23	$1,015.83	$9.45	1.86%
Class C Shares	$1,000.00	$968.40	$9.23	$1,015.83	$9.45	1.86%
Class I Shares	$1,000.00	$974.20	$3.53	$1,021.63	$3.62	0.71%
Class R3 Shares	$1,000.00	$971.20	$6.51	$1,018.60	$6.67	1.31%
Class R6 Shares	$1,000.00	$974.50	$3.23	$1,021.93	$3.31	0.65%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2022 (Unaudited)
Machinery	13.8%
Commercial Services & Supplies	10.4
Insurance	8.4
Road & Rail	6.9
Capital Markets	6.8
Chemicals	6.5
Banks	6.0
Equity Real Estate Investment Trusts	5.6
Software	4.3
Diversified Financial Services	3.7
Food & Staples Retailing	3.6
Air Freight & Logistics	3.4
Health Care Providers & Services	3.4%
Life Sciences Tools & Services	3.3
Household Durables	3.3
Electric Utilities	3.0
Trading Companies & Distributors	3.0
Media	2.5
Containers & Packaging	2.0
Short–Term Investment	0.0‡
Other Assets, Less Liabilities	0.1
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	Progressive Corp. (The)
2.	Constellation Software, Inc.
3.	PACCAR, Inc.
4.	Charles Schwab Corp. (The)
5.	Waste Connections, Inc.
6.	Markel Corp.
7.	M&T Bank Corp.
8.	Berkshire Hathaway, Inc., Class B
9.	Costco Wholesale Corp.
10.	Linde plc

8	MainStay WMC Enduring Capital Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Mark A. Whitaker, CFA, of Wellington Management Company LLP, the Fund’s Subadvisor.
How did MainStay WMC Enduring Capital Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay WMC Enduring Capital Fund returned −10.72%, outperforming the −14.61% return of the Fund’s primary benchmark, the S&P 500® Index (the "Index"), and the −16.52% return of the Fund’s secondary benchmark, the Russell 3000® Index. Over the same period, Class I shares also outperformed the −14.69% return of the Morningstar Large Blend Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Although the Fund delivered negative returns for the reporting period, it outperformed the S&P 500® Index, largely due to rising interest rates, increased inflation and geopolitical conflict, all of which led to an increase in market volatility. The Fund's underweight position in the more cyclical areas of the market was beneficial to relative returns.
From an attribution perspective, sector allocation, a result of our bottom-up stock selection process, was the primary driver of relative outperformance. Allocation effect was driven by the Fund’s underweight position in communication services and overweight exposure to industrials. These positive positions were partially offset by the Fund’s lack of exposure to energy and the Fund’s underweight allocation to health care. Overall, security selection also made a positive contribution to relative results. (Contributions take weightings and total returns into account.) However, strong selection in financials and consumer discretionary was partially offset by weaker selection in materials and communication services.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance, and which sectors were particularly weak?
During the reporting period, the industrials, financials and consumer discretionary sectors provided the strongest positive contributions to the Fund’s performance relative to the S&P 500® Index. Over the same period, the energy, materials and health care sectors detracted the most from the Fund’s relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The individual stocks that made the strongest contributions to the Fund’s absolute performance included Progressive and UnitedHealth Group. Shares of insurer Progressive rose during the reporting period on particularly strong performance in February 2022, as the company reported that net premiums increased 20% from the prior year. In May, the board renewed the company’s authorization to repurchase up to 25 million of its common shares. Shares of UnitedHealth Group, the largest managed-care company in the United States, rose following the company's announcement of third quarter 2022 results slightly ahead of consensus, as well as better-than-expected guidance. The company also provided investors with a constructive outlook for a recovery in commercial enrollments in 2022 and highlighted expectations for an accelerated shift to value-based care.
The holdings that detracted most significantly from absolute performance were Cable One and First Republic Bank. Shares of Cable One, a U.S.-based cable and broadband communications provider, declined after the company reported second quarter 2022 results that fell short of Wall Street expectations. Shares of First Republic Bank declined over the period amid several CEO changes.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund did not initiate or eliminate any positions during the reporting period. The Fund’s largest position increase was in Cable One. We continue to favor the company as we believe management has demonstrated a flexible and opportunistic approach to capital allocation as the business environment changes, specifically shifting toward share repurchase and away from acquisitions. We trimmed the Fund’s position in Costco, a large wholesale retailer, due to valuation.
How did the Fund’s sector and/or country weightings change during the reporting period?
The largest increases in the Fund’s weightings during the reporting period were in the communication services, information technology and financials sectors, while the largest decreases were in the health care, energy and consumer staples sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, the Fund held its largest overweight exposures relative to the S&P 500® Index in the industrials, financials and materials sectors. As of the same date, the Fund’s most significantly underweight exposures were to information technology, health care and consumer discretionary.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay WMC Enduring Capital Fund

Portfolio of Investments October 31, 2022†
	Shares	Value
Common Stocks 99.9%
Air Freight & Logistics 3.4%
Expeditors International of Washington, Inc.	179,300	$ 17,544,505
Banks 6.0%
First Republic Bank	96,010	11,530,801
M&T Bank Corp.	116,740	19,655,514
		31,186,315
Capital Markets 6.8%
Brookfield Asset Management, Inc., Class A	353,908	14,018,296
Charles Schwab Corp. (The)	263,270	20,974,721
		34,993,017
Chemicals 6.5%
Linde plc	62,360	18,542,746
Sherwin-Williams Co. (The)	66,244	14,906,887
		33,449,633
Commercial Services & Supplies 10.4%
Cintas Corp.	39,254	16,783,048
Copart, Inc. (a)	145,462	16,731,039
Waste Connections, Inc.	153,216	20,210,722
		53,724,809
Containers & Packaging 2.0%
Ball Corp.	210,273	10,385,383
Diversified Financial Services 3.7%
Berkshire Hathaway, Inc., Class B (a)	65,131	19,219,507
Electric Utilities 3.0%
NextEra Energy, Inc.	202,767	15,714,442
Equity Real Estate Investment Trusts 5.6%
American Tower Corp.	69,983	14,499,778
Public Storage	45,928	14,226,198
		28,725,976
Food & Staples Retailing 3.6%
Costco Wholesale Corp.	36,992	18,551,488
Health Care Providers & Services 3.4%
UnitedHealth Group, Inc.	31,588	17,536,078
Household Durables 3.3%
NVR, Inc. (a)	3,973	16,836,581
	Shares	Value

Insurance 8.4%
Brookfield Asset Management Reinsurance Partners Ltd., Class A (a)	3,730	$ 147,689
Markel Corp. (a)	16,538	19,946,482
Progressive Corp. (The)	180,670	23,198,028
		43,292,199
Life Sciences Tools & Services 3.3%
Danaher Corp.	68,024	17,119,600
Machinery 13.8%
Deere & Co.	41,003	16,229,808
Fortive Corp.	224,736	14,360,630
IDEX Corp.	83,203	18,496,859
PACCAR, Inc.	230,042	22,274,967
		71,362,264
Media 2.5%
Cable One, Inc.	15,191	13,055,601
Road & Rail 6.9%
Canadian National Railway Co.	153,905	18,233,396
Old Dominion Freight Line, Inc.	63,937	17,557,100
		35,790,496
Software 4.3%
Constellation Software, Inc.	15,432	22,313,901
Trading Companies & Distributors 3.0%
Watsco, Inc.	56,660	15,352,594
Total Common Stocks (Cost $484,450,530)		516,154,389
Short-Term Investment 0.0% ‡
Affiliated Investment Company 0.0% ‡
MainStay U.S. Government Liquidity Fund, 2.905% (b)	147,921	147,921
Total Short-Term Investment (Cost $147,921)		147,921
Total Investments (Cost $484,598,451)	99.9%	516,302,310
Other Assets, Less Liabilities	0.1	571,817
Net Assets	100.0%	$ 516,874,127

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (continued)
(b)	Current yield as of October 31, 2022.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 2,386	$ 54,961	$ (57,199)	$ —	$ —	$ 148	$ 12	$ —	148
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 516,154,389	$ —	$ —	$ 516,154,389
Short-Term Investment
Affiliated Investment Company	147,921	—	—	147,921
Total Investments in Securities	$ 516,302,310	$ —	$ —	$ 516,302,310

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC Enduring Capital Fund

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $484,450,530)	$516,154,389
Investment in affiliated investment companies, at value (identified cost $147,921)	147,921
Cash	89,737
Receivables:
Investment securities sold	759,360
Fund shares sold	343,142
Dividends	107,135
Other assets	43,785
Total assets	517,645,469
Liabilities
Payables:
Fund shares redeemed	237,308
Manager (See Note 3)	232,085
Shareholder communication	123,791
NYLIFE Distributors (See Note 3)	66,894
Transfer agent (See Note 3)	53,525
Professional fees	29,965
Custodian	6,962
Trustees	650
Securities lending	26
Accrued expenses	20,136
Total liabilities	771,342
Net assets	$516,874,127
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 172,765
Additional paid-in-capital	464,244,297
464,417,062
Total distributable earnings (loss)	52,457,065
Net assets	$516,874,127
Class A
Net assets applicable to outstanding shares	$196,217,533
Shares of beneficial interest outstanding	6,538,400
Net asset value per share outstanding	$ 30.01
Maximum sales charge (5.50% of offering price)	1.75
Maximum offering price per share outstanding	$ 31.76
Investor Class
Net assets applicable to outstanding shares	$ 22,977,067
Shares of beneficial interest outstanding	766,751
Net asset value per share outstanding	$ 29.97
Maximum sales charge (5.00% of offering price)	1.58
Maximum offering price per share outstanding	$ 31.55
Class B
Net assets applicable to outstanding shares	$ 2,823,996
Shares of beneficial interest outstanding	106,928
Net asset value and offering price per share outstanding	$ 26.41
Class C
Net assets applicable to outstanding shares	$ 23,500,347
Shares of beneficial interest outstanding	890,650
Net asset value and offering price per share outstanding	$ 26.39
Class I
Net assets applicable to outstanding shares	$ 73,934,506
Shares of beneficial interest outstanding	2,444,901
Net asset value and offering price per share outstanding	$ 30.24
Class R3
Net assets applicable to outstanding shares	$ 560,523
Shares of beneficial interest outstanding	18,865
Net asset value and offering price per share outstanding	$ 29.71
Class R6
Net assets applicable to outstanding shares	$196,860,155
Shares of beneficial interest outstanding	6,510,006
Net asset value and offering price per share outstanding	$ 30.24

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $116,606)	$ 6,628,083
Dividends-affiliated	11,772
Securities lending, net	1,928
Total income	6,641,783
Expenses
Manager (See Note 3)	3,209,022
Distribution/Service—Class A (See Note 3)	525,825
Distribution/Service—Investor Class (See Note 3)	63,250
Distribution/Service—Class B (See Note 3)	38,883
Distribution/Service—Class C (See Note 3)	294,766
Distribution/Service—Class R3 (See Note 3)	2,280
Transfer agent (See Note 3)	344,547
Shareholder communication	156,485
Professional fees	140,028
Registration	132,081
Custodian	22,481
Trustees	3,110
Shareholder service (See Note 3)	456
Miscellaneous	16,289
Total expenses	4,949,503
Net investment income (loss)	1,692,280
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	19,234,018
Foreign currency transactions	(7,355)
Net realized gain (loss)	19,226,663
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(87,315,486)
Net realized and unrealized gain (loss)	(68,088,823)
Net increase (decrease) in net assets resulting from operations	$(66,396,543)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC Enduring Capital Fund

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,692,280	$ 1,208,594
Net realized gain (loss)	19,226,663	73,433,638
Net change in unrealized appreciation (depreciation)	(87,315,486)	47,720,538
Net increase (decrease) in net assets resulting from operations	(66,396,543)	122,362,770
Distributions to shareholders:
Class A	(19,185,374)	(592,297)
Investor Class	(2,404,448)	(96,995)
Class B	(453,565)	—
Class C	(3,325,977)	—
Class I	(10,230,592)	(399,948)
Class R3	(40,016)	(1,131)
Class R6	(22,407,486)	—
Total distributions to shareholders	(58,047,458)	(1,090,371)
Capital share transactions:
Net proceeds from sales of shares	86,455,226	70,930,228
Net asset value of shares issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	—	485,242,709
Net asset value of shares issued in connection with the acquisition of MainStay MacKay U.S. Equity Opportunities Fund	—	147,554,277
Net asset value of shares issued to shareholders in reinvestment of distributions	57,355,353	1,063,805
Cost of shares redeemed	(201,267,040)	(253,450,057)
Increase (decrease) in net assets derived from capital share transactions	(57,456,461)	451,340,962
Net increase (decrease) in net assets	(181,900,462)	572,613,361
Net Assets
Beginning of year	698,774,589	126,161,228
End of year	$ 516,874,127	$ 698,774,589
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 36.76	$ 24.95	$ 24.92	$ 26.31	$ 24.56
Net investment income (loss) (a)	0.06	0.06	0.16	0.26	0.24
Net realized and unrealized gain (loss)	(3.74)	11.99	1.36	1.28	1.74
Total from investment operations	(3.68)	12.05	1.52	1.54	1.98
Less distributions:
From net investment income	(0.04)	(0.24)	(0.27)	(0.22)	(0.23)
From net realized gain on investments	(3.03)	—	(1.22)	(2.71)	—
Total distributions	(3.07)	(0.24)	(1.49)	(2.93)	(0.23)
Net asset value at end of year	$ 30.01	$ 36.76	$ 24.95	$ 24.92	$ 26.31
Total investment return (b)	(10.96)%	48.53%	6.42%	6.80%	8.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.18%	0.19%	0.64%	1.08%	0.90%
Net expenses (c)	0.94%	0.91%	0.99%	0.97%	0.97%
Portfolio turnover rate	2%	24%	166%	164%	137%
Net assets at end of year (in 000’s)	$ 196,218	$ 228,700	$ 62,611	$ 63,814	$ 63,956

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 36.73	$ 24.92	$ 24.90	$ 26.29	$ 24.53
Net investment income (loss) (a)	0.01	(0.01)	0.08	0.20	0.18
Net realized and unrealized gain (loss)	(3.74)	11.98	1.37	1.27	1.74
Total from investment operations	(3.73)	11.97	1.45	1.47	1.92
Less distributions:
From net investment income	—	(0.16)	(0.21)	(0.15)	(0.16)
From net realized gain on investments	(3.03)	—	(1.22)	(2.71)	—
Total distributions	(3.03)	(0.16)	(1.43)	(2.86)	(0.16)
Net asset value at end of year	$ 29.97	$ 36.73	$ 24.92	$ 24.90	$ 26.29
Total investment return (b)	(11.13)%	48.22%	6.05%	6.51%	7.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.03%	(0.02)%	0.35%	0.82%	0.68%
Net expenses (c)	1.11%	1.19%	1.30%	1.23%	1.21%
Expenses (before waiver/reimbursement) (c)	1.11%	1.19%	1.31%	1.27%	1.23%
Portfolio turnover rate	2%	24%	166%	164%	137%
Net assets at end of year (in 000's)	$ 22,977	$ 29,293	$ 15,544	$ 17,203	$ 16,580

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC Enduring Capital Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 32.96	$ 22.40	$ 22.50	$ 24.04	$ 22.46
Net investment income (loss) (a)	(0.21)	(0.22)	(0.08)	0.02	(0.02)
Net realized and unrealized gain (loss)	(3.31)	10.78	1.22	1.15	1.60
Total from investment operations	(3.52)	10.56	1.14	1.17	1.58
Less distributions:
From net investment income	—	—	(0.02)	—	—
From net realized gain on investments	(3.03)	—	(1.22)	(2.71)	—
Total distributions	(3.03)	—	(1.24)	(2.71)	—
Net asset value at end of year	$ 26.41	$ 32.96	$ 22.40	$ 22.50	$ 24.04
Total investment return (b)	(11.79)%	47.14%(c)	5.28%	5.71%	7.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.72)%	(0.77)%	(0.39)%	0.10%	(0.07)%
Net expenses (d)	1.86%	1.95%	2.05%	1.98%	1.96%
Expenses (before waiver/reimbursement) (d)	1.86%	1.95%	2.06%	2.02%	1.98%
Portfolio turnover rate	2%	24%	166%	164%	137%
Net assets at end of year (in 000’s)	$ 2,824	$ 5,007	$ 3,666	$ 4,718	$ 5,855

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 32.93	$ 22.38	$ 22.48	$ 24.02	$ 22.45
Net investment income (loss) (a)	(0.21)	(0.24)	(0.08)	0.02	(0.02)
Net realized and unrealized gain (loss)	(3.30)	10.79	1.22	1.15	1.59
Total from investment operations	(3.51)	10.55	1.14	1.17	1.57
Less distributions:
From net investment income	—	—	(0.02)	—	—
From net realized gain on investments	(3.03)	—	(1.22)	(2.71)	—
Total distributions	(3.03)	—	(1.24)	(2.71)	—
Net asset value at end of year	$ 26.39	$ 32.93	$ 22.38	$ 22.48	$ 24.02
Total investment return (b)	(11.80)%	47.14%(c)	5.29%	5.72%	6.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.72)%	(0.80)%	(0.38)%	0.10%	(0.08)%
Net expenses (d)	1.86%	1.89%	2.05%	1.98%	1.96%
Expenses (before waiver/reimbursement) (d)	1.86%	1.89%	2.06%	2.02%	1.98%
Portfolio turnover rate	2%	24%	166%	164%	137%
Net assets at end of year (in 000’s)	$ 23,500	$ 37,234	$ 6,641	$ 10,946	$ 14,964

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 36.99	$ 25.09	$ 25.05	$ 26.44	$ 24.67
Net investment income (loss) (a)	0.15	0.16	0.23	0.32	0.31
Net realized and unrealized gain (loss)	(3.77)	12.03	1.37	1.28	1.74
Total from investment operations	(3.62)	12.19	1.60	1.60	2.05
Less distributions:
From net investment income	(0.10)	(0.29)	(0.34)	(0.28)	(0.28)
From net realized gain on investments	(3.03)	—	(1.22)	(2.71)	—
Total distributions	(3.13)	(0.29)	(1.56)	(2.99)	(0.28)
Net asset value at end of year	$ 30.24	$ 36.99	$ 25.09	$ 25.05	$ 26.44
Total investment return (b)	(10.72)%	48.97%	6.66%	7.06%	8.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.45%	0.48%	0.96%	1.34%	1.16%
Net expenses (c)	0.69%	0.66%	0.74%	0.72%	0.71%
Portfolio turnover rate	2%	24%	166%	164%	137%
Net assets at end of year (in 000’s)	$ 73,935	$ 135,219	$ 37,491	$ 97,903	$ 98,395

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 36.51	$ 24.78	$ 24.77	$ 26.17	$ 24.48
Net investment income (loss) (a)	(0.05)	(0.04)	0.07	0.17	0.14
Net realized and unrealized gain (loss)	(3.72)	11.91	1.36	1.28	1.73
Total from investment operations	(3.77)	11.87	1.43	1.45	1.87
Less distributions:
From net investment income	—	(0.14)	(0.20)	(0.14)	(0.18)
From net realized gain on investments	(3.03)	—	(1.22)	(2.71)	—
Total distributions	(3.03)	(0.14)	(1.42)	(2.85)	(0.18)
Net asset value at end of year	$ 29.71	$ 36.51	$ 24.78	$ 24.77	$ 26.17
Total investment return (b)	(11.29)%	48.07%	6.02%	6.42%	7.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.17)%	(0.13)%	0.30%	0.70%	0.52%
Net expenses (c)	1.30%	1.28%	1.34%	1.32%	1.32%
Portfolio turnover rate	2%	24%	166%	164%	137%
Net assets at end of year (in 000’s)	$ 561	$ 479	$ 207	$ 227	$ 137

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC Enduring Capital Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,	April 26, 2021^ through October 31,
Class R6	2022	2021
Net asset value at beginning of period	$ 37.00	$ 33.07
Net investment income (loss) (a)	0.16	0.14
Net realized and unrealized gain (loss)	(3.77)	3.79
Total from investment operations	(3.61)	3.93
Less distributions:
From net investment income	(0.12)	—
From net realized gain on investments	(3.03)	—
Total distributions	(3.15)	—
Net asset value at end of period	$ 30.24	$ 37.00
Total investment return (b)	(10.69)%	11.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.50%	0.44%††
Net expenses (c)	0.63%	0.60%††
Portfolio turnover rate	2%	24%
Net assets at end of period (in 000’s)	$ 196,860	$ 262,843

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay WMC Enduring Capital Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 1, 1998
Investor Class	February 28, 2008
Class B	June 1, 1998
Class C	September 1, 1998
Class I	December 28, 2004
Class R3	February 29, 2016
Class R6	April 26, 2021
Class R2	N/A*
SIMPLE Class	N/A*

*	Class R2 and SIMPLE Class shares were registered for sale effective as of December 14, 2007 and August 31, 2020, respectively, but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Class R2 and SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing

20	MainStay WMC Enduring Capital Fund

quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that
21

Notes to Financial Statements (continued)
has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2022 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

22	MainStay WMC Enduring Capital Fund

(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2022, the Fund did not have any portfolio securities on loan.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with
23

Notes to Financial Statements (continued)
these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion. During the year ended October 31, 2022, the effective management fee rate was 0.55%.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of Class I. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $3,209,022 and paid the Subadvisor fees of $1,384,307.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.

24	MainStay WMC Enduring Capital Fund

During the year ended October 31, 2022, shareholder service fees incurred by the Fund were as follows:

Class R3	$456
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $35,712 and $5,824, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2022, of $1,240, $284 and $1,654, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$140,232	$—
Investor Class	58,738	—
Class B	9,078	—
Class C	68,659	—
Class I	58,291	—
Class R3	302	—
Class R6	9,247	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R3	$53,445	9.5%
Class R6	37,889	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$484,973,880	$63,463,767	$(32,135,337)	$31,328,430
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$12,684,864	$8,443,771	$—	$31,328,430	$52,457,065
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$24,964,525	$1,090,371
Long-Term Capital Gains	33,082,933	—
Total	$58,047,458	$1,090,371
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
25

Notes to Financial Statements (continued)
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $13,494 and $125,697, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	964,328	$ 31,211,920
Shares issued to shareholders in reinvestment of distributions	549,149	18,594,184
Shares redeemed	(1,313,198)	(41,861,145)
Net increase (decrease) in shares outstanding before conversion	200,279	7,944,959
Shares converted into Class A (See Note 1)	118,908	3,952,416
Shares converted from Class A (See Note 1)	(2,122)	(64,560)
Net increase (decrease)	317,065	$ 11,832,815
Year ended October 31, 2021:
Shares sold	629,407	$ 20,661,799
issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	1,545,799	50,867,461
issued in connection with the acquisition of MainStay MacKay U.S. Equity Opportunities Fund	1,903,874	62,650,579
Shares issued to shareholders in reinvestment of distributions	20,437	567,749
Shares redeemed	(718,791)	(23,585,068)
Net increase (decrease) in shares outstanding before conversion	3,380,726	111,162,520
Shares converted into Class A (See Note 1)	331,330	10,668,239
Shares converted from Class A (See Note 1)	(98)	(2,684)
Net increase (decrease)	3,711,958	$ 121,828,075

26	MainStay WMC Enduring Capital Fund

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	35,401	$ 1,145,205
Shares issued to shareholders in reinvestment of distributions	70,920	2,401,347
Shares redeemed	(70,871)	(2,264,176)
Net increase (decrease) in shares outstanding before conversion	35,450	1,282,376
Shares converted into Investor Class (See Note 1)	21,377	677,516
Shares converted from Investor Class (See Note 1)	(87,635)	(2,969,099)
Net increase (decrease)	(30,808)	$ (1,009,207)
Year ended October 31, 2021:
Shares sold	42,505	$ 1,372,487
issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	319,550	10,519,323
issued in connection with the acquisition of MainStay MacKay U.S. Equity Opportunities Fund	145,980	4,805,532
Shares issued to shareholders in reinvestment of distributions	3,475	96,668
Shares redeemed	(62,442)	(1,996,602)
Net increase (decrease) in shares outstanding before conversion	449,068	14,797,408
Shares converted into Investor Class (See Note 1)	18,310	582,017
Shares converted from Investor Class (See Note 1)	(293,620)	(9,430,654)
Net increase (decrease)	173,758	$ 5,948,771

Class B	Shares	Amount
Year ended October 31, 2022:
Shares sold	1,841	$ 53,478
Shares issued to shareholders in reinvestment of distributions	14,748	443,192
Shares redeemed	(23,125)	(653,846)
Net increase (decrease) in shares outstanding before conversion	(6,536)	(157,176)
Shares converted from Class B (See Note 1)	(38,436)	(1,074,180)
Net increase (decrease)	(44,972)	$ (1,231,356)
Year ended October 31, 2021:
Shares sold	2,818	$ 77,793
issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	56,787	1,683,892
Shares redeemed	(34,885)	(1,022,198)
Net increase (decrease) in shares outstanding before conversion	24,720	739,487
Shares converted from Class B (See Note 1)	(36,451)	(1,053,903)
Net increase (decrease)	(11,731)	$ (314,416)

Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	24,436	$ 690,062
Shares issued to shareholders in reinvestment of distributions	108,949	3,270,638
Shares redeemed	(352,310)	(10,083,915)
Net increase (decrease) in shares outstanding before conversion	(218,925)	(6,123,215)
Shares converted from Class C (See Note 1)	(21,155)	(586,653)
Net increase (decrease)	(240,080)	$ (6,709,868)
Year ended October 31, 2021:
Shares sold	16,835	$ 458,023
issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	69,442	2,057,308
issued in connection with the acquisition of MainStay MacKay U.S. Equity Opportunities Fund	1,092,350	32,362,061
Shares redeemed	(318,984)	(9,452,874)
Net increase (decrease) in shares outstanding before conversion	859,643	25,424,518
Shares converted from Class C (See Note 1)	(25,621)	(763,015)
Net increase (decrease)	834,022	$ 24,661,503

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	981,052	$ 32,552,040
Shares issued to shareholders in reinvestment of distributions	299,886	10,205,117
Shares redeemed	(2,493,569)	(85,095,425)
Net increase (decrease) in shares outstanding before conversion	(1,212,631)	(42,338,268)
Shares converted into Class I (See Note 1)	2,107	64,560
Net increase (decrease)	(1,210,524)	$ (42,273,708)
Year ended October 31, 2021:
Shares sold	1,135,325	$ 35,962,374
issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	3,846,331	127,191,639
issued in connection with the acquisition of MainStay MacKay U.S. Equity Opportunities Fund	1,443,561	47,736,105
Shares issued to shareholders in reinvestment of distributions	14,290	398,556
Shares redeemed	(3,390,505)	(113,090,422)
Net increase (decrease) in shares outstanding before conversion	3,049,002	98,198,252
Shares converted from Class I (See Note 1)	(887,869)	(29,360,331)
Net increase (decrease)	2,161,133	$ 68,837,921

27

Notes to Financial Statements (continued)
Class R3	Shares	Amount
Year ended October 31, 2022:
Shares sold	8,459	$ 246,328
Shares issued to shareholders in reinvestment of distributions	993	33,389
Shares redeemed	(3,717)	(113,830)
Net increase (decrease)	5,735	$ 165,887
Year ended October 31, 2021:
Shares sold	6,288	$ 208,023
Shares issued to shareholders in reinvestment of distributions	30	832
Shares redeemed	(1,534)	(48,435)
Net increase (decrease)	4,784	$ 160,420

Class R6	Shares	Amount
Year ended October 31, 2022:
Shares sold	628,462	$ 20,556,193
Shares issued to shareholders in reinvestment of distributions	658,656	22,407,486
Shares redeemed	(1,881,346)	(61,194,703)
Net increase (decrease)	(594,228)	$ (18,231,024)
Year ended October 31, 2021:(a)
Shares sold	332,147	$ 12,189,729
issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	8,858,124	292,923,086
Shares redeemed	(2,973,906)	(104,254,458)
Net increase (decrease) in shares outstanding before conversion	6,216,365	200,858,357
Shares converted into Class R6 (See Note 1)	887,869	29,360,331
Net increase (decrease)	7,104,234	$ 230,218,688

(a)	The inception of the class was April 26, 2021.
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay WMC Enduring Capital Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay WMC Enduring Capital Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
29

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
Accordingly, the Fund paid $33,082,933 as long term capital gain distributions.
For the fiscal year ended October 31, 2022, the Fund designated approximately $3,608,886 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2022 should be multiplied by 10.77% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
30	MainStay WMC Enduring Capital Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
32	MainStay WMC Enduring Capital Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
33

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013911.2MS229-22	MSWEC11-12/22
(NYLIM) NL528

MainStay WMC Value Fund

Message from the President and Annual Report
October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the 12-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about the spreading Omicron variant of the COVID-19 virus and increasingly hawkish statements from the U.S. Federal Reserve (the “Fed”) regarding mounting inflation, countered by bullish sentiment stemming from U.S. economic growth and strong corporate earnings. In January 2022, markets turned decisively negative as comments from the Fed raised the likelihood of rate hikes as early as March, and Russia issued increasingly aggressive threats toward Ukraine. The onset of Russia’s invasion in February exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused GDP (gross domestic product) to contract in the first and second quarters of the year, although employment and consumer spending proved resilient. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals climbed as well. Accelerating inflationary forces prompted the Fed to implement its most aggressive interest rate increases since the 1980s with a series of five sharp rate hikes, raising the federal funds rate from a range of 0.00% to 0.25% in March to 3.00% to 3.25% in September, with additional rate hikes expected before the end of the year. International central banks generally followed suit, raising rates by varying degrees in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and risk-averse international sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
The effects of these interrelated challenges were felt throughout U.S. and international financial markets. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 14% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil, Mexico and the United Arab Emirates, ended the reporting period with little change. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. While floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends, they were not immune to the market’s widespread declines.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2022
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	6/9/1999	-8.03%	10.07%	11.32%	1.02%
		Excluding sales charges		-2.68	11.33	11.96	1.02
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	-7.77	9.80	11.09	1.32
		Excluding sales charges		-2.91	11.05	11.72	1.32
Class B Shares[4]	Maximum 5% CDSC	With sales charges	6/9/1999	-5.82	10.08	10.88	2.07
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-3.66	10.22	10.88	2.07
Class C Shares	Maximum 1% CDSC	With sales charges	6/9/1999	-4.09	10.22	10.88	2.07
	if Redeemed Within One Year of Purchase	Excluding sales charges		-3.66	10.22	10.88	2.07
Class I Shares	No Sales Charge		1/21/1971	-2.37	11.63	12.25	0.77
Class R1 Shares	No Sales Charge		1/2/2004	-2.54	11.50	12.12	0.87
Class R2 Shares	No Sales Charge		1/2/2004	-2.79	11.21	11.84	1.12
Class R3 Shares	No Sales Charge		4/28/2006	-3.03	10.93	11.57	1.37
Class R6 Shares	No Sales Charge		4/26/2021	-2.37	N/A	2.72	0.72

1.	Effective April 26, 2021, the Fund replaced its subadvisor, changed its investment objective and modified its principal investment strategies. Therefore, the performance information shown in this report prior to April 26, 2021 reflects that of the Fund’s prior subadvisor, investment objective and principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Value Index[1]	-7.00%	7.21%	10.30%
Russell 3000® Index[2]	-16.52	9.87	12.46
Morningstar Large Value Category Average[3]	-4.60	7.43	9.85

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Fund has selected the Russell 1000® Value Index as its primary benchmark as a replacement for the Russell 3000® Index because it believes that the Russell 1000® Value Index is more reflective of its principal investment strategies. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.
2.	Prior to April 26, 2021, the Russell 3000® Index was the Fund's primary broad-based securities market index for comparison purposes. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
3.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC Value Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Value Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$995.40	$5.13	$1,020.06	$ 5.19	1.02%
Investor Class Shares	$1,000.00	$994.30	$6.18	$1,019.00	$ 6.26	1.23%
Class B Shares	$1,000.00	$990.70	$9.93	$1,015.22	$10.06	1.98%
Class C Shares	$1,000.00	$990.70	$9.93	$1,015.22	$10.06	1.98%
Class I Shares	$1,000.00	$997.00	$3.52	$1,021.68	$ 3.57	0.70%
Class R1 Shares	$1,000.00	$996.20	$4.43	$1,020.77	$ 4.48	0.88%
Class R2 Shares	$1,000.00	$994.80	$5.63	$1,019.56	$ 5.70	1.12%
Class R3 Shares	$1,000.00	$993.60	$6.88	$1,018.30	$ 6.97	1.37%
Class R6 Shares	$1,000.00	$997.00	$3.52	$1,021.68	$ 3.57	0.70%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2022 (Unaudited)
Pharmaceuticals	8.9%
Oil, Gas & Consumable Fuels	7.5
Banks	7.0
Capital Markets	6.8
Health Care Providers & Services	5.3
Insurance	4.7
Aerospace & Defense	4.7
Health Care Equipment & Supplies	4.4
Semiconductors & Semiconductor Equipment	4.3
Specialty Retail	4.1
Equity Real Estate Investment Trusts	3.8
Communications Equipment	3.7
Food Products	3.0
Building Products	2.6
Electric Utilities	2.5
IT Services	2.4
Interactive Media & Services	2.0
Entertainment	1.6
Electronic Equipment, Instruments & Components	1.6
Multi–Utilities	1.4%
Machinery	1.3
Beverages	1.2
Electrical Equipment	1.2
Personal Products	1.2
Auto Components	1.2
Gas Utilities	1.2
Real Estate Management & Development	1.1
Diversified Consumer Services	1.0
Road & Rail	1.0
Household Durables	1.0
Containers & Packaging	1.0
Media	1.0
Chemicals	1.0
Short–Term Investment	4.0
Other Assets, Less Liabilities	–0.7
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	JPMorgan Chase & Co.
2.	Pfizer, Inc.
3.	ConocoPhillips
4.	Cisco Systems, Inc.
5.	Elevance Health, Inc.
6.	Morgan Stanley
7.	Alphabet, Inc., Class C
8.	Merck & Co., Inc.
9.	MetLife, Inc.
10.	Eli Lilly and Co.

8	MainStay WMC Value Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Adam H. Illfelder, CFA, of Wellington Management Company LLP, the Fund’s Subadvisor.
How did Mainstay WMC Value Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2022?
For the 12 months ended October 31, 2022, Class I shares of MainStay WMC Value Fund returned −2.37%, outperforming the −7.00% return of the Fund’s benchmark, the Russell 1000® Value Index (the “Index”), and the −16.52% return of the Russell 3000 Index®, the Fund’s former benchmark. Over the same period, Class I shares also outperformed the −4.60% return of the Morningstar Large Growth Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund outperformed the Index over the reporting period primarily due to security selection. Strong selection in financials and health care was partially offset by weaker selection in materials. Sector allocation, a result of our bottom-up stock selection process, weighed on relative results. The negative allocation effect was driven by the Fund’s underweight position in energy and an overweight position in information technology, although this was partially offset by the positive impact of an underweight allocation to communication services.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the financials, health care and industrials sectors provided the strongest positive contributions to relative performance. (Contributions take weightings and total returns into account.) Over the same period, the energy sector detracted most notably from the Fund’s relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The individual stocks that made the strongest contribution to the Fund’s absolute performance included oil and natural gas company ConocoPhillips and pharmaceutical company Eli Lilly. Shares of ConocoPhillips rose significantly as the oil and gas sector benefited from higher oil prices driven by a supply/demand imbalance. In addition, ConocoPhillips management announced a $5 billion increase in planned 2022 return of capital, now totaling $15 billion. Shares of Eli Lilly rose as the company reported notable pipeline achievements including FDA approval for Tirzepatide, a type II diabetes treatment. Competitors of Eli Lilly reported breakthrough trial results for their Alzheimer’s drugs, fueling optimism over Donanemab, Eli Lilly Alzheimer’s drug. Both positions were still held in the Fund as of the end of the reporting period.
The holdings that detracted most significantly from absolute performance were Meta Platforms, a U.S.-based social technology company, and Google’s parent company Alphabet. Meta Platforms shares fell during the reporting period after management released disappointing quarterly results, with slowing growth in the e-commerce market weighing on Meta Platforms' advertising revenues. Investor concern grew as Meta Platforms discussed continued high capital commitments planned for its investments in the Metaverse. Shares of Alphabet declined as the broader technology sector sold off on recession fears and concerns over lower advertising spending. Toward the end of the same period, Alphabet reported weaker-than-expected third-quarter revenue, reinforcing these concerns. The Fund continued to own Alphabet as of the end of the reporting period, but exited its position in Meta Platforms.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund initiated positions in Qualcomm, a semiconductor company, and Coterra Energy, a U.S.-based diversified energy company created by the strategic merger between Cabot Oil & Gas and Cimarex Energy. The Fund purchased a position in Qualcomm after the stock traded down on concerns over industry-wide supply chain issues and a broader re-evaluation of the technology sector. However, we believe Qualcomm is well positioned to benefit from a slower-than-expected shakeout of Apple’s attempt to in-source chip production, significant modem share gain in the latest Samsung phones, and rapid growth through diversification into the automobile space. The Fund purchased shares of Coterra Energy as we favored the 50/50 balance of its oil and gas businesses given the defensive profile it provides, even in challenged markets. We believe both of the merging entities have good cost structures, strong balance sheets and attractive reserves life. In terms of valuation, the new company’s stock traded cheaper than its peers, and the stated dividend policy makes the capital return profile attractive.
During the same period, the Fund eliminated its holding of Bank of America, a U.S.-based financial services company, and trimmed its position in UnitedHealth Group, a U.S.-based insurance company; we believe there are more compelling risk-reward profiles elsewhere.
How did the Fund’s sector weightings change during the reporting period?
The Fund’s largest increases in sector exposure relative to the Index were in the consumer staples, real estate and consumer

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

discretionary sectors, while the most significant decreases were in financials, materials and information technology.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, the Fund held its largest overweight exposures relative to the Index in the information technology, health care and consumer discretionary sectors. As of the same date, the Fund’s most significant underweight exposures were in communication services, materials and financials.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay WMC Value Fund

Portfolio of Investments October 31, 2022†
	Shares	Value
Common Stocks 96.7%
Aerospace & Defense 4.7%
General Dynamics Corp.	53,732	$ 13,422,253
L3Harris Technologies, Inc.	67,170	16,555,390
Raytheon Technologies Corp.	181,135	17,175,221
		47,152,864
Auto Components 1.2%
Gentex Corp.	455,028	12,053,692
Banks 7.0%
JPMorgan Chase & Co.	250,594	31,544,773
M&T Bank Corp.	93,561	15,752,865
PNC Financial Services Group, Inc. (The)	75,702	12,250,855
Truist Financial Corp.	247,629	11,091,303
		70,639,796
Beverages 1.2%
Keurig Dr Pepper, Inc.	324,605	12,607,658
Building Products 2.6%
Fortune Brands Home & Security, Inc.	163,601	9,868,413
Johnson Controls International plc	288,842	16,706,621
		26,575,034
Capital Markets 6.8%
Ares Management Corp.	198,365	15,042,018
Blackstone, Inc.	115,985	10,570,873
LPL Financial Holdings, Inc.	39,212	10,024,548
Morgan Stanley	250,770	20,605,771
Raymond James Financial, Inc.	105,026	12,407,771
		68,650,981
Chemicals 1.0%
Axalta Coating Systems Ltd. (a)	429,804	10,023,029
Communications Equipment 3.7%
Cisco Systems, Inc.	532,490	24,191,021
F5, Inc. (a)	92,134	13,166,870
		37,357,891
Containers & Packaging 1.0%
Sealed Air Corp.	215,508	10,262,491
Diversified Consumer Services 1.0%
H&R Block, Inc.	256,753	10,565,386
	Shares	Value

Electric Utilities 2.5%
Duke Energy Corp.	139,698	$ 13,017,060
Exelon Corp.	329,938	12,732,307
		25,749,367
Electrical Equipment 1.2%
Emerson Electric Co.	142,909	12,375,919
Electronic Equipment, Instruments & Components 1.6%
Corning, Inc.	487,866	15,694,649
Entertainment 1.6%
Electronic Arts, Inc.	126,096	15,883,052
Equity Real Estate Investment Trusts 3.8%
Gaming and Leisure Properties, Inc.	296,671	14,869,150
Host Hotels & Resorts, Inc.	621,578	11,735,393
Welltower, Inc.	191,942	11,716,140
		38,320,683
Food Products 3.0%
Archer-Daniels-Midland Co.	162,737	15,782,234
Mondelez International, Inc., Class A	241,746	14,862,544
		30,644,778
Gas Utilities 1.2%
Atmos Energy Corp.	112,880	12,027,364
Health Care Equipment & Supplies 4.4%
Becton Dickinson and Co.	58,521	13,809,200
Boston Scientific Corp. (a)	339,640	14,641,881
Medtronic plc	184,205	16,088,465
		44,539,546
Health Care Providers & Services 5.3%
Centene Corp. (a)	183,780	15,645,191
Elevance Health, Inc.	38,520	21,061,581
UnitedHealth Group, Inc.	29,706	16,491,286
		53,198,058
Household Durables 1.0%
Lennar Corp., Class A	127,953	10,325,807
Insurance 4.7%
Chubb Ltd.	83,046	17,845,755
MetLife, Inc.	266,530	19,512,661
Progressive Corp. (The)	79,105	10,157,082
		47,515,498

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
Interactive Media & Services 2.0%
Alphabet, Inc., Class C (a)	216,980	$ 20,539,327
IT Services 2.4%
Amdocs Ltd.	140,575	12,133,028
Global Payments, Inc.	102,696	11,734,045
		23,867,073
Machinery 1.3%
Middleby Corp. (The) (a)	96,776	13,535,091
Media 1.0%
Omnicom Group, Inc.	138,327	10,063,289
Multi-Utilities 1.4%
Sempra Energy	94,821	14,312,282
Oil, Gas & Consumable Fuels 7.5%
ConocoPhillips	207,069	26,109,330
Coterra Energy, Inc.	535,481	16,669,524
EOG Resources, Inc.	130,625	17,832,925
Phillips 66	149,915	15,634,635
		76,246,414
Personal Products 1.2%
Unilever plc, Sponsored ADR	269,472	12,263,671
Pharmaceuticals 8.9%
AstraZeneca plc, Sponsored ADR	204,647	12,035,290
Eli Lilly and Co.	52,837	19,131,749
Merck & Co., Inc.	198,483	20,086,480
Pfizer, Inc.	619,538	28,839,494
Roche Holding AG	31,298	10,394,118
		90,487,131
Real Estate Management & Development 1.1%
CBRE Group, Inc., Class A (a)	158,059	11,212,706
	Shares	Value

Road & Rail 1.0%
Knight-Swift Transportation Holdings, Inc.	218,043	$ 10,472,605
Semiconductors & Semiconductor Equipment 4.3%
Analog Devices, Inc.	128,552	18,334,086
Micron Technology, Inc.	201,983	10,927,280
QUALCOMM, Inc.	120,815	14,215,093
		43,476,459
Specialty Retail 4.1%
Home Depot, Inc. (The)	61,891	18,327,782
TJX Cos., Inc. (The)	181,403	13,079,156
Victoria's Secret & Co. (a)	265,176	9,970,618
		41,377,556
Total Common Stocks (Cost $905,590,002)		980,017,147
Short-Term Investment 4.0%
Affiliated Investment Company 4.0%
MainStay U.S. Government Liquidity Fund, 2.905% (b)	41,010,357	41,010,357
Total Short-Term Investment (Cost $41,010,357)		41,010,357
Total Investments (Cost $946,600,359)	100.7%	1,021,027,504
Other Assets, Less Liabilities	(0.7)	(7,352,615)
Net Assets	100.0%	$ 1,013,674,889

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	Current yield as of October 31, 2022.

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 10,778	$ 239,146	$ (208,914)	$ —	$ —	$ 41,010	$ 160	$ —	41,010

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC Value Fund

Abbreviation(s):
ADR—American Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 980,017,147	$ —	$ —	$ 980,017,147
Short-Term Investment
Affiliated Investment Company	41,010,357	—	—	41,010,357
Total Investments in Securities	$ 1,021,027,504	$ —	$ —	$ 1,021,027,504

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of October 31, 2022
Assets
Investment in unaffiliated securities, at value (identified cost $905,590,002)	$ 980,017,147
Investment in affiliated investment companies, at value (identified cost $41,010,357)	41,010,357
Cash	70,482
Receivables:
Fund shares sold	1,214,494
Dividends	597,913
Securities lending	117
Other assets	77,885
Total assets	1,022,988,395
Liabilities
Payables:
Investment securities purchased	8,096,714
Manager (See Note 3)	510,655
Fund shares redeemed	329,237
NYLIFE Distributors (See Note 3)	136,357
Transfer agent (See Note 3)	125,439
Shareholder communication	82,165
Professional fees	19,752
Custodian	5,574
Accrued expenses	7,613
Total liabilities	9,313,506
Net assets	$1,013,674,889
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 353,599
Additional paid-in-capital	888,267,551
888,621,150
Total distributable earnings (loss)	125,053,739
Net assets	$1,013,674,889
Class A
Net assets applicable to outstanding shares	$522,936,813
Shares of beneficial interest outstanding	18,603,922
Net asset value per share outstanding	$ 28.11
Maximum sales charge (5.50% of offering price)	1.64
Maximum offering price per share outstanding	$ 29.75
Investor Class
Net assets applicable to outstanding shares	$ 56,060,953
Shares of beneficial interest outstanding	1,995,785
Net asset value per share outstanding	$ 28.09
Maximum sales charge (5.00% of offering price)	1.48
Maximum offering price per share outstanding	$ 29.57
Class B
Net assets applicable to outstanding shares	$ 8,044,551
Shares of beneficial interest outstanding	396,478
Net asset value and offering price per share outstanding	$ 20.29
Class C
Net assets applicable to outstanding shares	$ 14,563,534
Shares of beneficial interest outstanding	717,337
Net asset value and offering price per share outstanding	$ 20.30
Class I
Net assets applicable to outstanding shares	$137,117,361
Shares of beneficial interest outstanding	4,534,866
Net asset value and offering price per share outstanding	$ 30.24
Class R1
Net assets applicable to outstanding shares	$ 172,325
Shares of beneficial interest outstanding	6,011
Net asset value and offering price per share outstanding	$ 28.67
Class R2
Net assets applicable to outstanding shares	$ 1,034,263
Shares of beneficial interest outstanding	36,328
Net asset value and offering price per share outstanding	$ 28.47
Class R3
Net assets applicable to outstanding shares	$ 1,471,022
Shares of beneficial interest outstanding	52,278
Net asset value and offering price per share outstanding	$ 28.14
Class R6
Net assets applicable to outstanding shares	$272,274,067
Shares of beneficial interest outstanding	9,016,919
Net asset value and offering price per share outstanding	$ 30.20

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC Value Fund

Statement of Operations for the year ended October 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $46,209)	$ 22,776,088
Dividends-affiliated	159,639
Securities lending, net	6,024
Other	73
Total income	22,941,824
Expenses
Manager (See Note 3)	6,802,967
Distribution/Service—Class A (See Note 3)	1,315,088
Distribution/Service—Investor Class (See Note 3)	149,127
Distribution/Service—Class B (See Note 3)	103,696
Distribution/Service—Class C (See Note 3)	133,636
Distribution/Service—Class R2 (See Note 3)	2,600
Distribution/Service—Class R3 (See Note 3)	6,121
Transfer agent (See Note 3)	708,908
Registration	148,334
Professional fees	124,680
Shareholder communication	95,704
Trustees	21,010
Custodian	16,643
Shareholder service (See Note 3)	2,314
Miscellaneous	34,221
Total expenses before waiver/reimbursement	9,665,049
Expense waiver/reimbursement from Manager (See Note 3)	(107,460)
Net expenses	9,557,589
Net investment income (loss)	13,384,235
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	43,069,233
Foreign currency transactions	1,549
Net realized gain (loss)	43,070,782
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(83,055,351)
Translation of other assets and liabilities in foreign currencies	(4,196)
Net change in unrealized appreciation (depreciation)	(83,059,547)
Net realized and unrealized gain (loss)	(39,988,765)
Net increase (decrease) in net assets resulting from operations	$(26,604,530)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the years ended October 31, 2022 and October 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 13,384,235	$ 6,951,234
Net realized gain (loss)	43,070,782	620,768,124
Net change in unrealized appreciation (depreciation)	(83,059,547)	(247,726,816)
Net increase (decrease) in net assets resulting from operations	(26,604,530)	379,992,542
Distributions to shareholders:
Class A	(254,684,263)	(16,313,673)
Investor Class	(30,552,543)	(2,713,691)
Class B	(7,017,069)	(590,306)
Class C	(6,589,112)	(589,734)
Class I	(44,509,475)	(17,065,424)
Class R1	(21,242)	(1,674)
Class R2	(492,154)	(28,927)
Class R3	(528,702)	(95,950)
Class R6	(161,084,996)	—
Total distributions to shareholders	(505,479,556)	(37,399,379)
Capital share transactions:
Net proceeds from sales of shares	167,876,878	36,516,229
Net asset value of shares issued to shareholders in reinvestment of distributions	492,255,863	36,436,026
Cost of shares redeemed	(213,638,603)	(224,285,447)
Increase (decrease) in net assets derived from capital share transactions	446,494,138	(151,333,192)
Net increase (decrease) in net assets	(85,589,948)	191,259,971
Net Assets
Beginning of year	1,099,264,837	908,004,866
End of year	$1,013,674,889	$1,099,264,837
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC Value Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 55.21	$ 39.49	$ 42.24	$ 41.20	$ 43.76
Net investment income (loss) (a)	0.36	0.30	0.21	0.26	0.23
Net realized and unrealized gain (loss)	(1.68)	17.09	0.55	4.88	1.79
Total from investment operations	(1.32)	17.39	0.76	5.14	2.02
Less distributions:
From net investment income	(0.38)	(0.25)	(0.31)	(0.28)	(0.21)
From net realized gain on investments	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)
Total distributions	(25.78)	(1.67)	(3.51)	(4.10)	(4.58)
Net asset value at end of year	$ 28.11	$ 55.21	$ 39.49	$ 42.24	$ 41.20
Total investment return (b)	(2.68)%	45.14%	1.66%	13.54%	4.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21%	0.60%	0.55%	0.67%	0.57%
Net expenses (c)	1.02%(d)	1.06%	1.10%(e)	1.11%	1.10%
Portfolio turnover rate	37%	23%	16%	20%	15%
Net assets at end of year (in 000’s)	$ 522,937	$ 547,299	$ 389,530	$ 427,040	$ 384,637

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	Net of interest expense which is less than one-tenth of a percent.

	Year Ended October 31,
Investor Class	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 55.08	$ 39.40	$ 42.17	$ 41.15	$ 43.68
Net investment income (loss) (a)	0.29	0.14	0.10	0.18	0.17
Net realized and unrealized gain (loss)	(1.69)	17.09	0.53	4.86	1.78
Total from investment operations	(1.40)	17.23	0.63	5.04	1.95
Less distributions:
From net investment income	(0.19)	(0.13)	(0.20)	(0.20)	(0.11)
From net realized gain on investments	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)
Total distributions	(25.59)	(1.55)	(3.40)	(4.02)	(4.48)
Net asset value at end of year	$ 28.09	$ 55.08	$ 39.40	$ 42.17	$ 41.15
Total investment return (b)	(2.91)%	44.73%	1.35%	13.27%	4.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.97%	0.28%	0.25%	0.46%	0.39%
Net expenses (c)	1.26%	1.36%	1.40%(d)	1.33%	1.29%
Expenses (before waiver/reimbursement) (c)	1.26%(e)	1.36%	1.41%	1.38%	1.31%
Portfolio turnover rate	37%	23%	16%	20%	15%
Net assets at end of year (in 000's)	$ 56,061	$ 66,193	$ 69,423	$ 80,733	$ 76,844

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent.
(e)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 47.03	$ 33.97	$ 36.88	$ 36.53	$ 39.43
Net investment income (loss) (a)	0.05	(0.20)	(0.16)	(0.09)	(0.13)
Net realized and unrealized gain (loss)	(1.39)	14.68	0.45	4.26	1.60
Total from investment operations	(1.34)	14.48	0.29	4.17	1.47
Less distributions:
From net realized gain on investments	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)
Net asset value at end of year	$ 20.29	$ 47.03	$ 33.97	$ 36.88	$ 36.53
Total investment return (b)	(3.66)%	43.67%	0.57%	12.45%	3.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.23%	(0.47)%	(0.48)%	(0.27)%	(0.35)%
Net expenses (c)	2.01%	2.11%	2.15%(d)	2.08%	2.04%
Expenses (before waiver/reimbursement) (c)	2.01%(e)	2.11%	2.16%	2.13%	2.06%
Portfolio turnover rate	37%	23%	16%	20%	15%
Net assets at end of year (in 000’s)	$ 8,045	$ 13,100	$ 14,212	$ 21,088	$ 26,571

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent.
(e)	Expense waiver/reimbursement less than 0.01%.

	Year Ended October 31,
Class C	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 47.04	$ 33.98	$ 36.88	$ 36.53	$ 39.43
Net investment income (loss) (a)	0.05	(0.21)	(0.16)	(0.07)	(0.14)
Net realized and unrealized gain (loss)	(1.39)	14.69	0.46	4.24	1.61
Total from investment operations	(1.34)	14.48	0.30	4.17	1.47
Less distributions:
From net realized gain on investments	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)
Net asset value at end of year	$ 20.30	$ 47.04	$ 33.98	$ 36.88	$ 36.53
Total investment return (b)	(3.66)%	43.65%	0.60%	12.45%	3.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.22%	(0.50)%	(0.48)%	(0.22)%	(0.36)%
Net expenses (c)	2.00%	2.11%	2.15%(d)	2.07%	2.04%
Expenses (before waiver/reimbursement) (c)	2.01%	2.11%	2.16%	2.12%	2.06%
Portfolio turnover rate	37%	23%	16%	20%	15%
Net assets at end of year (in 000’s)	$ 14,564	$ 11,119	$ 14,315	$ 22,933	$ 65,288

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC Value Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 57.43	$ 40.99	$ 43.71	$ 42.51	$ 45.00
Net investment income (loss) (a)	0.48	0.30	0.32	0.38	0.36
Net realized and unrealized gain (loss)	(1.76)	17.91	0.57	5.02	1.84
Total from investment operations	(1.28)	18.21	0.89	5.40	2.20
Less distributions:
From net investment income	(0.51)	(0.35)	(0.41)	(0.38)	(0.32)
From net realized gain on investments	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)
Total distributions	(25.91)	(1.77)	(3.61)	(4.20)	(4.69)
Net asset value at end of year	$ 30.24	$ 57.43	$ 40.99	$ 43.71	$ 42.51
Total investment return (b)	(2.37)%	45.57%	1.92%	13.80%	5.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51%	0.61%	0.81%	0.93%	0.83%
Net expenses (c)	0.70%	0.82%	0.85%(d)	0.86%	0.85%
Expenses (before waiver/reimbursement) (c)	0.77%	0.83%	0.85%	0.86%	0.85%
Portfolio turnover rate	37%	23%	16%	20%	15%
Net assets at end of year (in 000’s)	$ 137,117	$ 102,714	$ 417,329	$ 488,730	$ 484,839

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent.

	Year Ended October 31,
Class R1	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 55.81	$ 39.90	$ 42.64	$ 41.53	$ 44.07
Net investment income (loss) (a)	0.37	0.38	0.27	0.33	0.37
Net realized and unrealized gain (loss)	(1.67)	17.27	0.56	4.91	1.73
Total from investment operations	(1.30)	17.65	0.83	5.24	2.10
Less distributions:
From net investment income	(0.44)	(0.32)	(0.37)	(0.31)	(0.27)
From net realized gain on investments	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)
Total distributions	(25.84)	(1.74)	(3.57)	(4.13)	(4.64)
Net asset value at end of year	$ 28.67	$ 55.81	$ 39.90	$ 42.64	$ 41.53
Total investment return (b)	(2.54)%	45.37%	1.82%	13.71%	5.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.24%	0.75%	0.69%	0.83%	0.88%
Net expenses (c)	0.87%(d)	0.91%	0.95%(e)	0.96%	0.95%
Portfolio turnover rate	37%	23%	16%	20%	15%
Net assets at end of year (in 000’s)	$ 172	$ 57	$ 38	$ 35	$ 30

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 55.57	$ 39.74	$ 42.48	$ 41.38	$ 43.93
Net investment income (loss) (a)	0.33	0.25	0.18	0.23	0.21
Net realized and unrealized gain (loss)	(1.70)	17.21	0.55	4.89	1.78
Total from investment operations	(1.37)	17.46	0.73	5.12	1.99
Less distributions:
From net investment income	(0.33)	(0.21)	(0.27)	(0.20)	(0.17)
From net realized gain on investments	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)
Total distributions	(25.73)	(1.63)	(3.47)	(4.02)	(4.54)
Net asset value at end of year	$ 28.47	$ 55.57	$ 39.74	$ 42.48	$ 41.38
Total investment return (b)	(2.79)%	45.01%	1.57%	13.42%	4.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.10%	0.50%	0.45%	0.59%	0.50%
Net expenses (c)	1.12%(d)	1.16%	1.20%(e)	1.21%	1.20%
Portfolio turnover rate	37%	23%	16%	20%	15%
Net assets at end of year (in 000’s)	$ 1,034	$ 1,066	$ 716	$ 780	$ 881

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	Net of interest expense which is less than one-tenth of a percent.

	Year Ended October 31,
Class R3	2022	2021	2020	2019	2018
Net asset value at beginning of year	$ 55.17	$ 39.48	$ 42.24	$ 41.15	$ 43.71
Net investment income (loss) (a)	0.25	0.12	0.07	0.13	0.08
Net realized and unrealized gain (loss)	(1.69)	17.12	0.54	4.87	1.79
Total from investment operations	(1.44)	17.24	0.61	5.00	1.87
Less distributions:
From net investment income	(0.19)	(0.13)	(0.17)	(0.09)	(0.06)
From net realized gain on investments	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)
Total distributions	(25.59)	(1.55)	(3.37)	(3.91)	(4.43)
Net asset value at end of year	$ 28.14	$ 55.17	$ 39.48	$ 42.24	$ 41.15
Total investment return (b)	(3.03)%	44.66%	1.29%	13.14%	4.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.85%	0.25%	0.19%	0.32%	0.20%
Net expenses (c)	1.37%(d)	1.42%	1.45%(e)	1.46%	1.45%
Portfolio turnover rate	37%	23%	16%	20%	15%
Net assets at end of year (in 000’s)	$ 1,471	$ 1,137	$ 2,442	$ 2,314	$ 1,931

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay WMC Value Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,	April 26, 2021^ through October 31,
Class R6	2022	2021
Net asset value at beginning of period	$ 57.42	$ 53.83*
Net investment income (loss) (a)	0.49	0.65
Net realized and unrealized gain (loss)	(1.77)	2.94
Total from investment operations	(1.28)	3.59
Less distributions:
From net investment income	(0.54)	—
From net realized gain on investments	(25.40)	—
Total distributions	(25.94)	—
Net asset value at end of period	$ 30.20	$ 57.42
Total investment return (b)	(2.37)%	6.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52%	1.25%
Net expenses (c)	0.70%	0.72%
Expenses (before waiver/reimbursement) (c)	0.71%	0.72%
Portfolio turnover rate	37%	23%
Net assets at end of period (in 000’s)	$ 272,274	$ 356,580

*	Based on the net asset value of Class I as of April 26, 2021.
^	Inception date.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay WMC Value Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 9, 1999
Investor Class	February 28, 2008
Class B	June 9, 1999
Class C	June 9, 1999
Class I	January 21, 1971
Class R1	January 2, 2004
Class R2	January 2, 2004
Class R3	April 28, 2006
Class R6	April 26, 2021
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. A CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek long-term appreciation of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for

22	MainStay WMC Value Fund

determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date.
23

Notes to Financial Statements (continued)
Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and

24	MainStay WMC Value Fund

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2022, the Fund did not have any portfolio securities on loan.
(I) Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the year ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.66% on assets up to $1 billion; 0.64% on assets from $1 billion to $3 billion; and 0.62% on assets over $3 billion. During the year ended October 31, 2022, the effective management fee rate was 0.66% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
25

Notes to Financial Statements (continued)
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.70% of its average daily net assets. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $6,802,967 and waived fees and/or reimbursed expenses in the amount of $107,460 and paid the Subadvisor fees in the amount of $2,786,762.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2022, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 50
Class R2	1,040
Class R3	1,224
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2022, were $80,814 and $7,575, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2022, of $485, $5 and $5,200, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October

26	MainStay WMC Value Fund

31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$364,234	$—
Investor Class	184,642	—
Class B	32,461	—
Class C	40,666	—
Class I	72,638	—
Class R1	35	—
Class R2	720	—
Class R3	853	—
Class R6	12,659	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$26,036	0.0%‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$949,611,592	$138,150,116	$(66,734,204)	$71,415,912
As of October 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$14,477,186	$39,164,837	$—	$71,411,716	$125,053,739
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2022 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(4,024,551)	$4,024,551
The reclassifications for the Fund are primarily due to equalization.
During the years ended October 31, 2022 and October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022	2021
Distributions paid from:
Ordinary Income	$ 44,602,455	$ 6,062,614
Long-Term Capital Gains	460,877,101	31,336,765
Total	$505,479,556	$37,399,379
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the
27

Notes to Financial Statements (continued)
Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $376,774 and $443,638, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the year ended October 31, 2022, such purchases were $698.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2022 and October 31, 2021, were as follows:
Class A	Shares	Amount
Year ended October 31, 2022:
Shares sold	2,574,874	$ 75,162,709
Shares issued to shareholders in reinvestment of distributions	8,653,260	244,714,188
Shares redeemed	(2,898,457)	(85,207,197)
Net increase (decrease) in shares outstanding before conversion	8,329,677	234,669,700
Shares converted into Class A (See Note 1)	365,434	10,680,993
Shares converted from Class A (See Note 1)	(3,901)	(117,088)
Net increase (decrease)	8,691,210	$ 245,233,605
Year ended October 31, 2021:
Shares sold	393,231	$ 19,413,350
Shares issued to shareholders in reinvestment of distributions	356,091	15,628,837
Shares redeemed	(1,351,833)	(66,693,648)
Net increase (decrease) in shares outstanding before conversion	(602,511)	(31,651,461)
Shares converted into Class A (See Note 1)	655,743	31,612,039
Shares converted from Class A (See Note 1)	(4,741)	(236,242)
Net increase (decrease)	48,491	$ (275,664)

Investor Class	Shares	Amount
Year ended October 31, 2022:
Shares sold	99,246	$ 2,910,829
Shares issued to shareholders in reinvestment of distributions	1,076,017	30,472,806
Shares redeemed	(160,132)	(4,790,100)
Net increase (decrease) in shares outstanding before conversion	1,015,131	28,593,535
Shares converted into Investor Class (See Note 1)	38,738	1,108,283
Shares converted from Investor Class (See Note 1)	(259,839)	(7,693,164)
Net increase (decrease)	794,030	$ 22,008,654
Year ended October 31, 2021:
Shares sold	45,764	$ 2,257,681
Shares issued to shareholders in reinvestment of distributions	61,674	2,707,491
Shares redeemed	(131,621)	(6,457,578)
Net increase (decrease) in shares outstanding before conversion	(24,183)	(1,492,406)
Shares converted into Investor Class (See Note 1)	35,932	1,790,628
Shares converted from Investor Class (See Note 1)	(571,930)	(27,460,423)
Net increase (decrease)	(560,181)	$ (27,162,201)

28	MainStay WMC Value Fund

Class B	Shares	Amount
Year ended October 31, 2022:
Shares sold	13,232	$ 270,904
Shares issued to shareholders in reinvestment of distributions	340,527	7,014,860
Shares redeemed	(71,258)	(1,533,977)
Net increase (decrease) in shares outstanding before conversion	282,501	5,751,787
Shares converted from Class B (See Note 1)	(164,591)	(3,396,152)
Net increase (decrease)	117,910	$ 2,355,635
Year ended October 31, 2021:
Shares sold	5,188	$ 211,148
Shares issued to shareholders in reinvestment of distributions	15,616	589,371
Shares redeemed	(65,590)	(2,769,386)
Net increase (decrease) in shares outstanding before conversion	(44,786)	(1,968,867)
Shares converted from Class B (See Note 1)	(94,994)	(4,041,041)
Net increase (decrease)	(139,780)	$ (6,009,908)

Class C	Shares	Amount
Year ended October 31, 2022:
Shares sold	430,915	$ 9,751,926
Shares issued to shareholders in reinvestment of distributions	317,250	6,538,534
Shares redeemed	(233,253)	(4,957,547)
Net increase (decrease) in shares outstanding before conversion	514,912	11,332,913
Shares converted from Class C (See Note 1)	(33,962)	(698,007)
Net increase (decrease)	480,950	$ 10,634,906
Year ended October 31, 2021:
Shares sold	25,036	$ 1,120,984
Shares issued to shareholders in reinvestment of distributions	15,311	577,993
Shares redeemed	(180,583)	(7,613,414)
Net increase (decrease) in shares outstanding before conversion	(140,236)	(5,914,437)
Shares converted from Class C (See Note 1)	(44,661)	(1,880,706)
Net increase (decrease)	(184,897)	$ (7,795,143)

Class I	Shares	Amount
Year ended October 31, 2022:
Shares sold	2,456,778	$ 75,283,479
Shares issued to shareholders in reinvestment of distributions	1,366,048	41,432,227
Shares redeemed	(1,080,081)	(35,831,216)
Net increase (decrease) in shares outstanding before conversion	2,742,745	80,884,490
Shares converted into Class I (See Note 1)	3,574	115,135
Net increase (decrease)	2,746,319	$ 80,999,625
Year ended October 31, 2021:
Shares sold	211,823	$ 10,991,191
Shares issued to shareholders in reinvestment of distributions	369,174	16,808,484
Shares redeemed	(2,559,831)	(124,640,457)
Net increase (decrease) in shares outstanding before conversion	(1,978,834)	(96,840,782)
Shares converted into Class I (See Note 1)	4,165	215,745
Shares converted from Class I (See Note 1)	(6,419,247)	(345,548,082)
Net increase (decrease)	(8,393,916)	$(442,173,119)

Class R1	Shares	Amount
Year ended October 31, 2022:
Shares sold	4,530	$ 124,674
Shares issued to shareholders in reinvestment of distributions	738	21,242
Shares redeemed	(272)	(13,072)
Net increase (decrease)	4,996	$ 132,844
Year ended October 31, 2021:
Shares sold	18	$ 880
Shares issued to shareholders in reinvestment of distributions	38	1,674
Net increase (decrease)	56	$ 2,554

Class R2	Shares	Amount
Year ended October 31, 2022:
Shares sold	3,099	$ 92,709
Shares issued to shareholders in reinvestment of distributions	15,637	448,308
Shares redeemed	(1,597)	(49,958)
Net increase (decrease)	17,139	$ 491,059
Year ended October 31, 2021:
Shares sold	1,159	$ 56,954
Shares issued to shareholders in reinvestment of distributions	593	26,226
Shares redeemed	(579)	(26,342)
Net increase (decrease)	1,173	$ 56,838

29

Notes to Financial Statements (continued)
Class R3	Shares	Amount
Year ended October 31, 2022:
Shares sold	14,878	$ 418,071
Shares issued to shareholders in reinvestment of distributions	18,616	528,702
Shares redeemed	(1,823)	(50,952)
Net increase (decrease)	31,671	$ 895,821
Year ended October 31, 2021:
Shares sold	1,591	$ 79,036
Shares issued to shareholders in reinvestment of distributions	2,181	95,950
Shares redeemed	(45,015)	(2,004,078)
Net increase (decrease)	(41,243)	$ (1,829,092)

Class R6	Shares	Amount
Year ended October 31, 2022:
Shares sold	125,655	$ 3,861,577
Shares issued to shareholders in reinvestment of distributions	5,318,092	161,084,996
Shares redeemed	(2,637,087)	(81,204,584)
Net increase (decrease)	2,806,660	$ 83,741,989
Year ended October 31, 2021:(a)
Shares sold	41,870	$ 2,385,005
Shares redeemed	(250,858)	(14,080,544)
Net increase (decrease) in shares outstanding before conversion	(208,988)	(11,695,539)
Shares converted into Class R6 (See Note 1)	6,419,247	345,548,082
Net increase (decrease)	6,210,259	$ 333,852,543

(a)	The inception of the class was April 26, 2021.
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay WMC Value Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay WMC Value Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 23, 2022
31

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $460,877,101 as long term capital gain distributions.
For the fiscal year ended October 31, 2022, the Fund designated approximately $17,716,726 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2022 should be multiplied by 35.47% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
32	MainStay WMC Value Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. None of the Trustees are “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 Portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
34	MainStay WMC Value Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015-2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)** and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2009), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013939.2MS229-22	MSWV11-12/22
(NYLIM) NL532

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). During the period covered by this report, no amendments were made to the provisions of the Code. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. A copy of the Code is filed herewith.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three “audit committee financial experts” serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, Karen Hammond and Susan B. Kerley. Mr. Latshaw, Ms. Hammond and Ms. Kerley are “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)   Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2022 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $874,450.

The aggregate fees billed for the fiscal year ended October 31, 2021 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $861,000.

(b)   Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended October 31, 2022, and (ii) $0 for the fiscal year ended October 31, 2021.

(c)   Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended October 31, 2022, and (ii) $0 during the fiscal year ended October 31, 2021. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)     All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended October 31, 2022, and (ii) $0 during the fiscal year ended October 31, 2021.

(e)     Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)  All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2022 and October 31, 2021 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $193,405 for the fiscal year ended October 31, 2022, and (ii) $78,500 for the fiscal year ended October 31, 2021.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2022 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: January 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: January 6, 2023

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date: January 6, 2023